As filed with the Securities and Exchange Commission on February 25, 2009

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM N - CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-04815

                                Ultra Series Fund
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                            Pamela M. Krill, Esquire
                          CUNA Mutual Insurance Society
                       Managing Associate General Counsel
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                  --------------------------------------------

Date of fiscal year end:    December 31

Date of reporting period:   December 31, 2008

ITEM 1. REPORTS TO STOCKHOLDERS

--------------------------------------------------------------------------------

A N N U A L  R E P O R T

--------------------------------------------------------------------------------

    FOR PERIOD ENDED DECEMBER 31, 2008

    Conservative Allocation, Moderate Allocation, Aggressive Allocation, Money Market, Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap Growth, Global Securities, International Stock, Target Retirement 2020, Target Retirement 2030, and Target Retirement 2040 Funds of the Ultra Series Fund

    MEMBERS(R) Variable Annuity
    MEMBERS(R) Variable Annuity II
    MEMBERS(R) Choice Variable Annuity
    MEMBERS(R) Variable Annuity III
    MEMBERS(R) Variable Universal Life
    MEMBERS(R) Variable Universal Life II

    DISTRIBUTED BY:
    CUNA Brokerage Services, Inc.
    Office of Supervisory Jurisdiction
    2000 Heritage Way
    Waverly, IA 50677

    Member FINRA & SIPC

    TELEPHONE:
    (319) 352-4090
    (800) 798-5500

     [LOGO OF MEMBERS](TM)
    INSURANCE & INVESTMENTS

    This material is for reporting purposes only and shall not be used in connection with a solicitation, offer or any proposed sale or purchase of securities unless preceded or accompanied by a prospectus.

--------------------------------------------------------------------------------

                       MOVE CONFIDENTLY INTO THE FUTURE(TM)

                                  ANNUAL REPORT

This booklet contains an annual report for the Ultra Series Fund. The Ultra Series Fund is one of the mutual funds in which the subaccounts of the CUNA Mutual Variable Life Insurance Account and CUNA Mutual Variable Annuity Account invest. If you own a MEMBERS(R) Variable Annuity or MEMBERS(R) Variable Universal Life contracts, you may allocate amounts to the subaccounts that invest in the Ultra Series Fund.

The Ultra Series Fund includes the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Money Market, Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap Growth, Global Securities, International Stock, Target Retirement 2020, Target Retirement 2030, and Target Retirement 2040 Funds.

If you own a MEMBERS(R) Variable Universal Life or Ultra Vers-ALL LIFE(SM) policy, as you refer to the annual report for the Ultra Series Fund, the subaccounts available on your policy invest in the Mid Cap Growth Fund, Large Cap Growth Fund, Large Cap Value Fund, Diversified Income Fund, Bond Fund, and Money Market Funds.

If you own a MEMBERS(R) Variable Annuity, MEMBERS(R) Variable Annuity II, MEMBERS(R) Choice Variable Annuity, MEMBERS(R) Variable Annuity III, or MEMBERS(R) Variable Universal Life II policy, as you refer to the annual report for the Ultra Series Fund, the subaccounts available on your policy invest in the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Money Market, Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap Growth, Global Securities and International Stock Funds.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the date of this report.

For more complete information including charges and expenses, obtain a prospectus from your representative or call the Home Office at 1-800-798-5500, Monday through Friday, 7 a.m. to 8 p.m. Central time. Consider the investment objectives, risks and charges and expenses of the investment carefully before investing.

As with all securities, the Securities and Exchange Commission ("SEC") has not approved or disapproved of these securities, nor does the SEC guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

================================================================================
 LETTER TO INVESTORS
--------------------------------------------------------------------------------

[PHOTO OF DAVID P. MARKS]
     David P. Marks

Dear Investor:

I am pleased to present the annual report for the Ultra Series Fund.

The past 12 months have been marked by unforeseen volatility and failures across the global financial landscape. The credit markets remain in a frozen state impacting both Wall Street and Main Street in a number of critical ways. What began as a crisis in the sub-prime mortgage market in the U.S. rapidly cascaded far and wide throughout the economy and across the globe; in some cases resulting in calamity for businesses and individuals alike. The resultant impacts, regardless of degree, were that nearly every major asset class within the stock and bond universe lost real value. For anyone invested in stocks or bonds, it has been a remarkable test of investor patience. The last time intermediate-term government bonds AND the S&P 500 stock index delivered negative returns over a 12 month period was in 1969 and before that 1931(1). Modern day investors have been used to expecting more from our investments and the past 12 months have disappointed nearly everyone. While we are not predicting when the markets bottom; they will at some point and the recovery could be very significant as it has in the past. History does show that in times like these opportunities abound and those with the ability to stay focused can make attractive returns if their time horizon is longer than the next 12 months. Patience in these markets is truly a major virtue.

As a manager of portfolios of bonds and stocks, this environment demands a disciplined approach including vigilant and in depth research, astute decisions and well established relationships with market makers in order to execute strategies. The investment professionals at MEMBERS Capital Advisors who manage the investment portfolios of the Ultra Series Fund have done stellar work in this very difficult environment. Performance through December 2008 for the investment portfolios of the Ultra Series Funds was generally above average and in some cases exceptional. In particular, six of our portfolios have performed in the top 25% of their respective peers according to Morningstar. That is exceptional when even some of the world's best managers over the last 5 and 10 years have fallen off the performance track in a serious manner.

During all market environments the investment professionals of MEMBERS Capital Advisors that manage your investments are working diligently to identify prevailing risks and prudently choose stocks and bonds that present sound investment opportunities. The reports that follow this letter provide insight on each fund's performance and portfolio position.

As always, your long-term success as a investor in the Ultra Series Fund is our top priority. We appreciate the confidence you have placed in us as managers of your assets and we are determined to be good stewards in this role. Please call me directly with any questions you may have.

Sincerely,

/s/ David P. Marks

David P. Marks, CFA
President, Ultra Series Fund
(1) SBBI/Morningstar Data

                         Not part of the Annual Report.
--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

                FUND RETURNS AND PEER GROUP RANK AS OF 12/31/2008
                -------------------------------------------------

                                    1 YEAR                     3 YEARS                   5 YEARS                   10 YEARS
                            ----------------------      ---------------------     ---------------------     ---------------------
                                         % RANK/#                   % RANK/#                  % RANK/#                  % RANK/#
                                       OF FUNDS IN                OF FUNDS IN               OF FUNDS IN               OF FUNDS IN
FUND AND PEER GROUP         RETURN      PEER GROUP      RETURN     PEER GROUP     RETURN     PEER GROUP     RETURN     PEER GROUP
-------------------         -------     ----------      ------     ----------     ------     ----------     ------     ----------
CONSERVATIVE ALLOCATION      -17.89%       41/85           N/A        N/A           N/A          N/A          N/A          N/A
  COnservative ALlocation*   -15.56%                       N/A                      N/A                       N/A
MODERATE ALLOCATION          -30.23%      67/230           N/A        N/A           N/A          N/A          N/A          N/A
  Moderate Allocation*       -28.03%                       N/A                      N/A                       N/A
AGGRESSIVE ALLOCATION        -41.09%      79/369           N/A        N/A           N/A          N/A          N/A          N/A
  Large Blend*               -37.64%                       N/A                      N/A                       N/A
BOND                           2.86%      21/140          3.97%    24/137          3.55%      23/135         4.62%      32/112
  Intermediate-Term Bond*     -5.18%                      1.41%                    2.24%                     3.99%
HIGH INCOME                  -14.74%        3/91         -1.67%      3/91          1.20%        4/87          N/A          N/A
  High Yield Bond*           -27.25%                     -6.82%                   -1.92%                      N/A
DIVERSIFIED INCOME           -13.25%       2/230         -0.74%     6/193          1.94%       9/166         2.79%      19/131
  Moderate Allocation*       -28.03%                     -5.04%                   -0.30%                     1.14%
LARGE CAP VALUE              -35.99%      42/225         -8.09%    41/203         -1.62%      48/187        -0.34%      72/119
  Large Value*               -37.19%                     -8.93%                   -2.05%                     0.62%
LARGE CAP GROWTH             -37.20%      22/354         -8.69%    29/333         -3.22%      45/316        -1.13%      31/186
  Large Growth*              -41.67%                    -10.87%                   -3.56%                    -2.51%
MID CAP VALUE                -36.45%       47/76         -9.34%     45/70         -0.97%       51/56          N/A          N/A
  Mid-Cap Value*             -37.24%                    -10.11%                   -1.62%                      N/A
MID CAP GROWTH               -46.89%      70/157        -13.76%    78/153         -4.58%      76/146          N/A          N/A
  Mid-Cap Growth*            -45.02%                    -11.53%                   -2.72%                      N/A
SMALL CAP VALUE              -25.55%        7/42           N/A        N/A           N/A          N/A          N/A          N/A
  Small Value*               -32.33%                       N/A                      N/A                       N/A
SMALL CAP GROWTH             -43.41%       67/96           N/A        N/A           N/A          N/A          N/A          N/A
  Small Growth*              -40.97%                       N/A                      N/A                       N/A
GLOBAL SECURITIES            -38.14%       23/81         -8.42%     46/67          0.72        33/64          N/A          N/A
  World Stock*               -41.76                      -7.85                     0.42                       N/A
INTERNATIONAL STOCK          -38.62%       6/103         -5.30%     16/92          3.58%       15/88          N/A          N/A
  Foreign Large Blend*       -43.33%                     -7.36%                    1.47%                      N/A
TARGET RETIREMENT 2020       -35.31%       79/30           N/A        N/A           N/A          N/A          N/A          N/A
  Target-Date 2015-2029*     -30.24%                       N/A                      N/A                       N/A
TARGET RETIREMENT 2030       -38.35%       56/23           N/A        N/A           N/A          N/A          N/A          N/A
  Target-Date 2030+*         -36.26%                       N/A                      N/A                       N/A
TARGET RETIREMENT 2040       -41.65%       97/23           N/A        N/A           N/A          N/A          N/A          N/A
  Target-Date 2030+*         -36.26%                       N/A                                   N/A                       N/A

* Source of Peer Group category returns and ranks: Morningstar Direct; The Morningstar Average Peer Returns represents the average annual composite performance of all U.S. insurance mutual funds listed in each fund category by Morningstar. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The funds' ranking data shown is for returns calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund.

For more current performance information, please call 1-800-798-5500. Current performance may be lower or higher than the performance data quoted above. Past performance does not guarantee future results.

(C) 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

--------------------------------------------------------------------------------

================================================================================
 TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                          PAGE
                                                                          ----
FUND PERFORMANCE REVIEWS
           Conservative Allocation Fund ................................    2
           Moderate Allocation Fund ....................................    4
           Aggressive Allocation Fund ..................................    6
           Bond Fund ...................................................    8
           High Income Fund ............................................   10
           Diversified Income Fund .....................................   13
           Large Cap Value Fund ........................................   16
           Large Cap Growth Fund .......................................   18
           Mid Cap Value Fund ..........................................   21
           Mid Cap Growth Fund .........................................   24
           Small Cap Value Fund ........................................   26
           Small Cap Growth Fund .......................................   28
           Global Securities Fund ......................................   30
           International Stock Fund ....................................   32
           Target Retirement 2020 Fund .................................   36
           Target Retirement 2030 Fund .................................   38
           Target Retirement 2040 Fund .................................   40

PORTFOLIOS OF INVESTMENTS
           Conservative Allocation Fund ................................   42
           Moderate Allocation Fund ....................................   43
           Aggressive Allocation Fund ..................................   45
           Money Market Fund ...........................................   46
           Bond Fund ...................................................   48
           High Income Fund ............................................   54
           Diversified Income Fund .....................................   59
           Large Cap Value Fund ........................................   66
           Large Cap Growth Fund .......................................   69
           Mid Cap Value Fund ..........................................   72
           Mid Cap Growth Fund .........................................   76
           Small Cap Value Fund ........................................   78
           Small Cap Growth Fund .......................................   80
           Global Securities Fund ......................................   83
           International Stock Fund ....................................   86
           Target Retirement 2020 Fund .................................   92
           Target Retirement 2030 Fund .................................   94
           Target Retirement 2040 Fund                                     96

FINANCIAL STATEMENTS
           Statements of Assets and Liabilities ........................   98
           Statements of Operations ....................................  102
           Statements of Changes in Net Assets .........................  106
           Financial Highlights ........................................  114
NOTES TO FINANCIAL STATEMENTS ..........................................  123
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ................  136
OTHER INFORMATION ......................................................  137
TRUSTEES AND OFFICERS ..................................................  141

Non-deposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by the financial institution. For more complete information about the Ultra Series Fund, including charges and expenses, request a prospectus from your registered representative or from CUNA Mutual Insurance Society, 2000 Heritage Way, Waverly, IA 50677. Consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The prospectus contains this and other information about the investment company. For current performance information, please call 1-800-798-5500. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results.

--------------------------------------------------------------------------------

================================================================================
 CONSERVATIVE ALLOCATION FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE AND ECONOMIC & MARKET REVIEW
For the twelve month period ended December 31, 2008, the Ultra Series Conservative Allocation Fund returned -17.89%, underperforming the Conservative Allocation Custom Index return of - 9.36%, the Merrill Lynch U.S. Corporate, Government & Mortgage Index return of 6.20%, and the Morningstar Insurance Fund Conservative Allocation category average return of -15.56%. With every major equity and fixed income asset class (except for government-backed paper and cash) dropping in unison as a result of the ongoing financial crisis, the long-term benefits of asset allocation went unrealized this year. There was truly no where to turn for protection in these declining markets.

PORTFOLIO REVIEW
One asset class that held up nicely during the financial crisis was high-quality government bonds. Investors sought out the safety of the full faith and credit of the U.S. Government, rallying the U.S. Treasury market and benefiting the portfolio accordingly. On the corporate bond side, both investment-grade and non-investment grade (high yield) bonds performed poorly due to the frozen credit markets. Normally staid investment-grade corporate bonds funds were hit with substantial price declines, as interest rate spreads between U.S. Treasuries widened to some of the highest levels ever recorded. High yield bonds, as measured by the Merrill Lynch U.S. High Yield Master II Index returned -26.39% over the past year. Intermediate-term investment grade bonds are also down -- with the Barclays Capital U.S. Intermediate-Term Credit Index down -2.76%.

The portfolio's diversified equity funds had the largest negative impact on the fund's return. As mentioned above, major equity markets the world over all experienced significant price declines. No equity asset class was spared. The deleveraging process accelerated in the capital markets, with institutional and hedge fund investors being forced to unwind their leveraged positions to raise liquidity. The resulting heavy selling placed tremendous downward pressure on equity prices. The Russell 3000(R) Index returned -37.31% for the year. International and emerging market equities provided no relief, experiencing even steeper declines, with the MSCI EAFE Index down -43.06% and the MSCI Emerging Markets Index down -53.18%.

ECONOMIC & MARKET OUTLOOK
As painful as 2008 was, the year did manage to end on a high note. After bottoming out in late November, equities rallied significantly throughout December. Bonds also posted nice gains in the final five weeks of the year. Unfortunately, we expect the heightened market volatility of the past several months to persist into 2009. Until the credit markets unfreeze, and the overall deleveraging process is substantially complete, the markets will remain unsettled. However, with volatility comes opportunity, and we plan to take advantage of historically low prices in certain asset classes, with corporate bonds being at the top of the list. With yield spreads at record highs, we believe investors are being more than adequately compensated for holding both investment and non-investment grade corporate bonds. Pending any further deterioration in the credit markets, we intend to opportunistically increase our positions in these asset classes over the coming year. We expect equities to be attractively priced on both a historical absolute basis and relative basis vs. U.S. Treasuries. Once the market completes a bottoming process, we plan to selectively purchase equities in an effort to rebalance the portfolio back to its targeted stock/bond allocation.

Moving forward, we will continue to employ caution in our overall asset allocation strategies within the fund while awaiting more positive economic news. At the same time we stand ready to capitalize on the aforementioned opportunities in 2009.

MEMBERS Capital Advisors, Inc. - Adviser
David M. Schlimgen, CIMA(R), CIMC(R) and Patrick F. Ryan, CIMA(R) Portfolio Managers

--------------------------------------------------------------------------------
2

================================================================================
 CONSERVATIVE ALLOCATION FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

       CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,4,6)

                                 [CHART OF CUMULATIVE PERFORMANCE]

                 Conservative      Conservative Allocation Fund      Merrill Lynch U.S. Corporate,
               Allocation Fund           Custom Index(2)            Government & Mortgage Index(3)
 6/30/2006         $10,000                    $10,000                           $10,000
12/31/2006          10,734                     10,701                            10,550
12/31/2007          11,155                     11,398                            11,306
12/31/2008           9,159                     10,331                            12,008

                                            [END CHART]

---------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2008(4,6)
                                                                                                   Annual
                                                                                                  Expense
                                                               1 Year      Since Inception(5)      Ratio
                                                               ------------------------------     -------
CONSERVATIVE ALLOCATION FUND                                   -17.89%         -3.44%               0.96%
Conservative Allocation Fund Custom Index(2)                    -9.36           1.31                  NA
Merrill Lynch U.S. Corporate, Government & Mortgage Index(3)     6.20           7.56                  NA
---------------------------------------------------------------------------------------------------------

    NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the securities that make up the index.
(2) The Conservative Allocation Fund Custom Index consists of 55% Merrill Lynch U.S. Corporate, Government & Mortgage Index, 30% Russell 1000(R) Index, and 15% 90-Day U.S. Treasury Bills. A description of the Merrill Lynch U.S. Corporate, Government & Mortgage Index is set forth below. The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (the Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization).
(3) The Merrill Lynch U.S. Corporate, Government & Mortgage Index, formerly the Merrill Lynch U.S. Domestic Master Index, is broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.
(4) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(5) The fund commenced investment operations on June 30, 2006. The since inception index returns are also from June 30, 2006.
(6) MEMBERS Capital Advisors reduced its management fee for the Conservative Allocation Fund from June 30, 2006 through April 30, 2008. If the management fee had not been reduced, returns would have been lower.

--------------------------------------------------------------------------------

================================================================================
 MODERATE ALLOCATION FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE AND ECONOMIC & MARKET REVIEW
For the twelve month period ended December 31, 2008, the Ultra Series Moderate Allocation Fund returned -30.23%, underperforming the Moderate Allocation Custom Index return of -22.92%, outperforming the Russell 1000(R) Index return of -37.60% and underperforming the Morningstar Insurance Fund Moderate Allocation category average return of -28.03%. With every major equity and fixed income asset class (except government-backed paper and cash) dropping in unison as a result of the ongoing financial crisis, the long-term benefits of asset allocation went unrealized this year. There was truly no where to turn for protection in these declining markets.

PORTFOLIO REVIEW
One asset class that held up nicely during the financial crisis was high-quality government bonds. Investors sought out the safety of the full faith and credit of the U.S. Government, rallying the U.S. Treasury market and benefiting the portfolio accordingly. On the corporate bond side, both investment-grade and non-investment grade (high yield) bonds performed poorly due to the frozen credit markets. Normally staid investment-grade corporate bonds funds were hit with substantial price declines, as interest rate spreads between U.S. Treasuries widened to some of the highest levels ever recorded. High Yield Bonds, as measured by the Merrill Lynch U.S. High Yield Master II Index returned -26.39% over the past year. Intermediate-term investment grade bonds are also down -- with the Barclays Capital U.S. Intermediate-Term Credit Index off -2.76%.

The portfolio's diversified equity funds had the largest negative impact on the fund's return. As mentioned above, major equity markets the world over all experienced significant price declines. No equity asset class was spared. The deleveraging process accelerated in the capital markets, with institutional and hedge fund investors being forced to unwind their leveraged positions to raise liquidity. The resulting heavy selling placed tremendous downward pressure on equity prices. The Russell 3000(R) Index returned -37.31% for the year. International and emerging market equities provided no relief, experiencing even steeper declines, with the MSCI EAFE Index down -43.06% and the MSCI Emerging Markets Index down -53.18%. Additionally, the fund's exposure to energy and natural resources followed the dramatic rise and fall of oil and other industrial metals prices. Returns for the sector were enhanced during oil's dramatic rise to $147 a barrel. Subsequently, returns suffered when oil dropped back down just as rapidly to under $40 per barrel.

ECONOMIC & MARKET OUTLOOK
As painful as 2008 was, the year did manage to end on a high note. After bottoming out in late November, equities rallied significantly throughout December. Bonds also posted nice gains in the final five weeks of the year. Unfortunately, we expect the heightened market volatility of the past several months to persist into 2009. Until the credit markets unfreeze, and the overall deleveraging process is substantially complete, the markets will remain unsettled. However, with volatility comes opportunity, and we plan to take advantage of historically low prices in certain asset classes, with corporate bonds being at the top of the list. With yield spreads at record highs, we believe investors are being more than adequately compensated for holding both investment and non-investment grade corporate bonds. Pending any further deterioration in the credit markets, we intend to opportunistically increase our positions in these asset classes over the coming year. We expect equities to be attractively priced on both a historical absolute basis and relative basis vs. U.S. Treasuries. Once the market completes a bottoming process, we plan to selectively purchase equities in an effort to rebalance the portfolio back to its targeted stock/bond allocation.

Moving forward, we will continue to employ caution in our overall asset allocation strategies within the fund while awaiting more positive economic news. At the same time we stand ready to capitalize on the aforementioned opportunities in 2009.

MEMBERS Capital Advisors, Inc. - Adviser
David M. Schlimgen, CIMA(R), CIMC(R), And Patrick F. Ryan, CIMA(R), Portfolio Managers

--------------------------------------------------------------------------------
4

================================================================================
 MODERATE ALLOCATION FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

       CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,4,6)

                          [CHART OF CUMULATIVE PERFORMANCE]

                   Moderate        Moderate Allocation
               Allocation Fund     Fund Custom Index(2)     Russell 1000(R) Index(3)
 6/30/2006        $10,000                 $10,000                  $10,000
12/31/2006         10,987                  10,976                   11,216
12/31/2007         11,598                  11,688                   11,864
12/31/2008          8,092                   9,010                    7,403

                                     [END CHART]

---------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2008(4,6)
                                                                                                   Annual
                                                                                                  Expense
                                                               1 Year      Since Inception(5)      Ratio
                                                               ------------------------------     -------
MODERATE ALLOCATION FUND                                       -30.23%         -8.10%              1.18%
Moderate Allocation Fund Custom Index(2)                       -22.92          -4.07                 NA
Russell 1000(R) Index(3)                                       -37.60         -11.29                 NA
---------------------------------------------------------------------------------------------------------

    NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the securities that make up the index.
(2) The Moderate Allocation Fund Custom Index consists of 50% Russell 3000(R) Index, 30% Merrill Lynch U.S. Corporate, Government & Mortgage Index, 10% MSCI EAFE Index and 10% 90-Day U.S. Treasury Bills. A description of the Russell 3000(R) Index is set forth below. The Merrill Lynch U.S. Corporate, Government & Mortgage Index, formerly the Merrill Lynch U.S. Domestic Master Index, is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria. The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.
(3) The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (the Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization).
(4) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(5) The fund commenced investment operations on June 30, 2006. The since inception index returns are also from June 30, 2006.
(6) MEMBERS Capital Advisors reduced its management fee for the Moderate Allocation Fund from June 30, 2006 through April 30, 2008. If the management fee had not been reduced, returns would have been lower.

--------------------------------------------------------------------------------

================================================================================
 AGGRESSIVE ALLOCATION FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE AND ECONOMIC & MARKET REVIEW
For the twelve month period ended December 31, 2008, the Ultra Series Aggressive Allocation Fund returned -41.09%, underperforming the Aggressive Allocation Custom Index return of -39.49%, the Russell 3000(R) Index return of -37.31, and the Morningstar Insurance Fund Large Blend category average return of -37.64. With every major equity and fixed income asset class (except government-backed paper and cash) dropping in unison as a result of the ongoing financial crisis, the long-term benefits of asset allocation have gone unrealized this year. There was truly no where to turn for protection in these declining markets - especially in an aggressive allocation fund, with equity-based asset classes making up nearly all of the portfolio.

PORTFOLIO REVIEW
As mentioned above, major equity markets the world over all experienced significant price declines. No equity asset class was spared. The deleveraging process accelerated in the capital markets, with institutional and hedge fund investors being forced to unwind their leveraged positions to raise liquidity. The resulting heavy selling placed tremendous downward pressure on equity prices. The Russell 3000(R) Index returned -37.31% for the year. International and emerging market equities provided no relief, experiencing even steeper declines, with the MSCI EAFE Index down -43.06% and the MSCI Emerging Markets Index down -53.18%. Additionally, the fund's exposure to energy and natural resources followed the dramatic rise and fall of oil and other industrial metals prices. Returns for the sector were enhanced during oil's dramatic rise to $147 a barrel. Subsequently, returns suffered when oil dropped back down just as rapidly to under $40 per barrel.

The lone bright spot was our small cap value position. Contrary to the consensus opinion that large caps would lead the way in 2008, small cap value stocks outperformed large caps on a relative basis, with the Russell 2000(R) Value Index down -28.92% for the year.

ECONOMIC & MARKET OUTLOOK
As painful as 2008 was, the year did manage to end on a high note. After bottoming out in late November, equities rallied significantly throughout December. Bonds also posted nice gains in the final five weeks of the year. Unfortunately, we expect the heightened market volatility of the past several months to persist into 2009. Until the credit markets unfreeze, and the overall deleveraging process is substantially complete, the markets will remain unsettled. However, with volatility comes opportunity, and we plan to take advantage of historically low prices in certain asset classes, with corporate bonds being at the top of the list. With yield spreads at record highs, we believe investors are being more than adequately compensated for holding both investment and non-investment grade corporate bonds. Pending any further deterioration in the credit markets, we intend to opportunistically increase our positions in these asset classes over the coming year. We expect equities to be attractively priced on both a historical absolute basis and relative basis vs. U.S. Treasuries. Once the market completes a bottoming process, we plan to selectively purchase equities to slowly increase the risk profile of the portfolio.

Moving forward, we will continue to employ caution in our overall asset allocation strategies within the fund while awaiting more positive economic news. At the same time we stand ready to capitalize on the aforementioned opportunities in 2009.

MEMBERS Capital Advisors, Inc. - Adviser
David M. Schlimgen, CIMA(R), CIMC(R) and Patrick F. Ryan, CIMA(R), Portfolio Managers

--------------------------------------------------------------------------------
6

================================================================================
 AGGRESSIVE ALLOCATION FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

       CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,4,6)

                        [CHART OF CUMULATIVE PERFORMANCE]

                 Aggressive        Aggressive Allocation Fund     Russell 3000(R)
               Allocation Fund           Custom Index(2)              Index(3)
 6/30/2006         $10,000                   $10,000                  $10,000
12/31/2006          11,249                    11,467                   11,206
12/31/2007          12,115                    12,435                   11,782
12/31/2008           7,137                     7,524                    7,386

                                   [END CHART]

---------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2008(4,6)
                                                                                                   Annual
                                                                                                  Expense
                                                               1 Year      Since Inception(5)      Ratio
                                                               ------------------------------     -------
AGGRESSIVE ALLOCATION FUND                                     -41.09%        -12.60%              1.37%
Aggressive Allocation Fund Custom Index(2)                     -39.49         -10.72                 NA
Russell 3000(R) Index(3)                                       -37.31         -11.37                 NA
---------------------------------------------------------------------------------------------------------

    NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the securities that make up the index.
(2) The Aggressive Allocation Fund Custom Index consists of 55% Russell 1000(R) Index, 22% MSCI EAFE Index, 15% Russell 2000(R) Index, and 8% MSCI Emerging Markets Index. The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (see definition below). The Russell 2000(R) Index is a small-cap market index which measures the performance of the remaining 2,000 companies in the Russell 3000(R) Index. The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI Emerging Markets Index is a free-float adjusted market capitalization index that measures equity performance in global emerging markets.
(3) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.
(4) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(5) The fund commenced investment operations on June 30, 2006. The since inception index returns are also from June 30, 2006.
(6) MEMBERS Capital Advisors reduced its management fee for the Aggressive Allocation Fund from June 30, 2006 through April 30, 2008. If the management fee had not been reduced, returns would have been lower.

--------------------------------------------------------------------------------

================================================================================
 BOND FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
Over the twelve month period ended December 31, 2008, the broad bond market represented by the Merrill Lynch U.S. Corporate, Government & Mortgage Index returned 6.20% while the Ultra Series Bond Fund returned 2.86% and the Morningstar Insurance Fund Intermediate-Term Bond category average returned -5.18%.

ECONOMIC & MARKET REVIEW
Over the period, the yield curve bull-steepened as the two-year U.S. Treasury rate fell by approximately 47 basis points more than the ten-year U.S. Treasury rate. Consistent with a flight to quality, all investment-grade and high-yield sectors posted negative excess returns relative to U.S. Treasury returns. Despite an overall negative tone to the prior twelve month period, April, May and December provided a reprieve from the carnage. April and May followed the Bear Stearns bailout and investors turned optimistic that government intervention would stem the contagion. Similarly, the December respite came, in part, to a new administration touting massive fiscal stimulus and the optimism that a new year brings.

PORTFOLIO REVIEW
Sector weighting was the single most important factor for fund performance versus both the index and peers. We remained underweight in agencies, mortgages and corporate bonds while holding outsized positions in U.S. Treasuries and cash relative to the index. We were also less invested in investment-grade and high-yield corporate bonds relative to our peers. Within the corporate sector, having relatively more exposure to the better performing subsectors in industrials and utilities while significantly underweighting the worst performing subsector, financials, contributed positively to performance. Overweighting asset-backed securities and commercial mortgage-backed securities was detrimental to performance over the period. Normally these sectors perform better than many other spread sectors when credit uncertainty arises. However, given the initial problems which arose in structured securities, this has not been the case. That being said, the decision to be in these sectors in lieu of investment-grade or high-yield corporate bonds was a good decision.

Yield curve positioning over the period was neither an overwhelming positive nor negative for performance. On the plus side, we maintained a slightly concentrated holding structure around a targeted duration which benefited the fund as the yield curve steepened. However, overall fund duration was at times less than that of the index which was a negative for performance as interest rates declined.

ECONOMIC & MARKET OUTLOOK
The future remains uncertain with respect to the economy, financial markets, and government initiatives. As a result, we expect to maintain our defensive yet nimble posture. We plan to be net underweight the index in riskier asset classes, and overweight U.S. Treasury securities which have benefited from general risk aversion by many market participants. The U.S. Treasury securities also provide liquidity that enables us to take advantage of unique opportunities and leave us in a good position to add beaten-down assets should the market turn.

MEMBERS Capital Advisors, Inc. - Adviser
Dean "Jack" Call, D.B.A, CFA, Portfolio Manager

--------------------------------------------------------------------------------
8

================================================================================
 BOND FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1,3)

                         [CHART OF CUMULATIVE PERFORMANCE]

                                                    Merrill Lynch U.S. Corporate,
                             Bond Fund              Government & Mortgage Index(2)
12/31/1998                    $10,000                       $10,000
12/31/1999                     10,073                         9,904
12/31/2000                     10,890                        11,066
12/31/2001                     11,796                        11,987
12/31/2002                     12,804                        13,235
12/31/2003                     13,194                        13,780
12/31/2004                     13,638                        14,378
12/31/2005                     13,981                        14,746
12/31/2006                     14,541                        15,384
12/31/2007                     15,275                        16,487
12/31/2008                     15,712                        17,510

                                    [END CHART]

-----------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2008(3)
                                                                                                                 Annual
                                                                                                                Expense
                                                               1 Year     3 Years      5 Years     10 Years      Ratio
                                                               --------------------------------------------     -------
BOND FUND                                                      2.86%       3.97%        3.56%        4.62%       0.56%
Merrill Lynch U.S. Corporate, Government & Mortgage Index(2)   6.20        5.89         4.90         5.76         NA
-----------------------------------------------------------------------------------------------------------------------

    NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the securities that make up the index.
(2) The Merrill Lynch U.S. Corporate, Government & Mortgage Index, formerly the Merrill Lynch U.S. Domestic Master Index, is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

--------------------------------------------------------------------------------

================================================================================
 HIGH INCOME FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
For the twelve month period ended December 31, 2008, the Ultra Series High Income Fund returned -14.74%, outperforming both the Merrill Lynch U.S. High Yield Master II Constrained Index which returned -26.11% and the Morningstar Insurance Fund High Yield Bond category average which returned -27.25%.

ECONOMIC & MARKET REVIEW
The high-yield market ended 2008 on a high note for December. This positive month was in clear contrast to the market's brutal quarter and year-to-date performance. For the fourth quarter, the high-yield market returned -18.20% and produced a jaw-dropping -26.29% return for the year. In the market's previous worst year, high-yield bonds returned only -5.1% in 2000. The carnage in the high-yield market was also reflected in the average price of a bond, which plummeted from $92.86 at the end of 2007 to $61.15 at year end 2008. Meanwhile, yield spreads over 10-year U.S. Treasuries widened 1,220 bps to 1,812 bps in 2008, according to the Merrill Lynch High Yield Index.

The market's strength in December was driven by optimism of an economic stimulus plan, short covering, and high cash levels. This improvement occurred on little volume due to the holiday calendar and many bonds were quoted up without actual trades taking place.

The U.S. economic picture is bleak, with no clear signs of a recovery on the horizon. Plunging home values, sharply rising unemployment, overburdened consumers, and a retrenching industrial sector point to an extended economic contraction. The U.S. economy cannot recover without stable home prices. According to the S&P/Case-Shiller Home Price Index, the average home price declined by 18% over the 12 months ended in October 2008, including a 2.2% decrease in October alone. Even with 30-year fixed-rate mortgages averaging 5.01%, the lowest on record, home sales and prices have continued to slide. For the second consecutive month, none of the 20 cities represented in the S&P/Case-Shiller index posted a month-to-month increase. On a brighter note, housing values remained 58% higher than they were in 2000, on average. The job market seems to be the most grim indicator of the economic slump. The number of Americans collecting unemployment benefits surged to a 26-year high in December with a total of 4.6 million jobless claims. The U.S. lost 524,000 jobs in December. Approximately 2.6 million jobs vanished in 2008, the most since 1945. Clearly, consumer confidence and spending will continue to be adversely affected by the hemorrhaging of jobs. Indeed, the Conference Board's consumer confidence index fell to an all-time low of 38.0 in December from 44.7 in November and 90.6 at the end of December 2007.

PORTFOLIO REVIEW
Security selection was a primary contributor to the fund's outperformance for the period, particularly in the media/cable, support services, and technology sectors. The fund's underweight relative to the index and ultimately zero weighting in printing & publishing and building materials, and zero exposure to mortgage bank & thrifts, consumer/commercial/lease financing and real estate, positively contributed to returns for the period while an underweight position in automotive negatively impacted returns. During the period, CCC-rated bonds and deeply discounted bonds (i.e., bonds priced below $80) were the worst performing quality sectors within the overall market. The fund's underweight position and positive selection in these sectors was a significant contributor to the fund's outperformance for the reporting period. The fund outperformed by a wide margin in 2008 due to our conservative and disciplined investment philosophy. Accordingly, the fund will enter 2009 with a significantly more conservative credit profile than the overall high yield market.

At end-of-period levels, the U.S. credit markets appeared to be discounting a much more severe recession than the U.S. equity markets. For instance, high-yield spreads were 67% higher than the spread levels set during the last U.S. recession. As such, the market had already discounted an expected sharp spike in default rates. Given the oversold condition of the high-yield market, we expect a significant allocation of new money to flow to this asset class over the near term, which should foster demand for existing bonds as well as help revitalize the new issue market.

We expect the fund to continue to be positioned with the expectation that the U.S economy will experience a protracted and potentially severe recession. We have strategically minimized the portfolio's exposure to sectors that rely on consumer discretionary spending or that are exposed to the homebuilding or automotive sectors. Moreover, we have focused our investments on issuers that we believe have reasonable debt levels and flexibility within their capital structures to withstand a protracted economic downturn.

--------------------------------------------------------------------------------
10

================================================================================
 HIGH INCOME FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

ECONOMIC & MARKET OUTLOOK
On a historical basis, corporate credits appear to be a bargain. Consequently, many investors are looking for the storm to subside in the second half of 2009 and have started to commit funds to capitalize on distressed prices and attractive yields. We believe the U.S. economy has not yet hit the bottom of the current cycle. There is no doubt that this recession will be the worst of the last 70 years. The biggest problem confronting the economy is: what will be the growth drivers for the private sector? In previous downturns, rebuilding of inventories, new home construction, job growth and consumer spending fueled an economic rebound. However, these drivers do not appear likely any time in the foreseeable future. Only unprecedented government spending and a super-accommodative monetary policy are available to drive growth. From our perspective, an eventual economic recovery is likely to be shallow and anemic, without any real momentum until mid-2010 or 2011. U.S. deficit spending could reach 27% of GDP, suggesting to us that the nation is likely to enter a very slow-growth era in which government policies will favor consumers over businesses, which signifies a failure to recognize that businesses are not the problem but the solution.

The high yield and bank loan markets are at a crossroads. On one hand, the market already has discounted a sharp spike in default rates. On the other hand, a significant allocation of new money to high yield securities may revitalize the new issue market. In any snap-back rally, the technical drivers usually overtake credit fundamentals, and new money typically gravitates toward lower dollar-price issues. Moreover, in euphoric markets, investors and traders purchase the largest and most liquid issues with little consideration of their creditworthiness. However, this is a tricky strategy due to the likelihood of higher defaults over the next two years, as possibly two out of every 10 high yield companies may default. In our judgment, strong analytical skills are a prerequisite for navigating around unexpected credit problems. One should never forget the difference between investing and gambling in risky, leveraged credits!

We see both opportunities and challenges in 2009. Opportunities may be derived from the severity of last year's correction, while challenges are presented by an embattled economy. The biggest challenge will be to find the right risk-adjusted opportunities. Eventually, this storm will pass, and investors who have insight, patience and discipline should be the beneficiaries of staying the course while others are rudderless.

MEMBERS Capital Advisors, Inc. - Adviser
Shenkman Capital Management, Inc. - Subadviser
Mark R. Shenkman; Frank X. Whitley; Mark J. Flanagan, CPA, CFA, Portfolio
Managers

--------------------------------------------------------------------------------

================================================================================
 HIGH INCOME FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

         CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,4)

                                  [CHART OF CUMULATIVE PERFORMANCE]

                                         Merrill Lynch U.S. High Yield      Merrill Lynch U.S. High
                    High Income Fund     Master II Constrained Index(2)     Yield Master II Index(3)
10/31/2000               $10,000                    $10,000                          $10,000
12/31/2000                 9,997                      9,797                            9,796
12/31/2001                10,342                     10,236                           10,235
12/31/2002                10,659                     10,182                           10,041
12/31/2003                12,628                     13,030                           12,867
12/31/2004                13,755                     14,446                           14,266
12/31/2005                14,100                     14,847                           14,657
12/31/2006                15,376                     16,444                           16,382
12/31/2007                15,727                     16,861                           16,741
12/31/2008                13,409                     12,459                           12,323

                                             [END CHART]

---------------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2008(4)
                                                                                                                           Annual
                                                                                                                          Expense
                                                                1 Year     3 Years     5 Years     Since Inception(5)      Ratio
                                                               ------------------------------------------------------     -------
HIGH INCOME FUND                                               -14.74%      -1.66%       1.21%          3.66%               0.76%
Merrill Lynch U.S. High Yield Master II Constrained Index(2)   -26.11       -5.67       -0.89           2.73                  NA
Merrill Lynch U.S. High Yield Master II Index(3)               -26.39       -5.61       -0.86           2.59                  NA
----------------------------------------------------------------------------------------------------------------------------------

    NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the securities that make up the index.
(2) Effective May 2008, the benchmark for the fund changed from the Merrill Lynch U.S. High Yield Master II Index to the Merrill Lynch U.S. High Yield Master II Constrained Index to better reflect the fund's portfolio. The Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.
(3) The Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment-grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market.
(4) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(5) The fund commenced investment operations on October 31, 2000. The since inception index returns are also from October 31, 2000.

--------------------------------------------------------------------------------
12

================================================================================
 DIVERSIFIED INCOME FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
For the twelve month period ended December 31, 2008, the Ultra Series Diversified Income Fund returned -13.25% while the Russell 1000(R) Index returned -37.60%, the Merrill Lynch U.S. Corporate, Government & Mortgage Index returned 6.20%, and the Morningstar Insurance Fund Moderate Allocation category average returned -28.03%. Of the sectors within the stock portfolio, financials contributed to performance due primarily to our more conservative stock selection, and partly due to being underweight the index. Also adding was stock selection in utilities, although an underweight position relative to the index detracted from performance. Also hurting performance within consumer discretionary was an underweight position in one of last year's best performing large cap stocks, McDonald's.

ECONOMIC & MARKET REVIEW
The U.S. economy entered into a recession in December 2007, and remained in recession during 2008. The stock market as measured by the S&P 500 Index started 2008 by falling -6.0% in January, and never was in positive return territory during the year. The steepest portion of the decline came in two months, from September 19 to November 20, when the S&P 500 fell from 1,255 to 752, or 40%. From November 20 to year end, the S&P 500 moved back up to 903, or by +20%, ending the year on a positive note. Also over the period, the yield curve bull-steepened as the two-year U.S. Treasury rate fell by approximately 47 basis points more than the ten-year U.S. Treasury rate. Consistent with a flight to quality, all investment-grade and high-yield sectors posted negative excess returns relative to U.S. Treasury returns. Despite an overall negative tone to the prior twelve month period, April, May and December provided a reprieve from the carnage. April and May followed the Bear Stearns bailout and investors turned optimistic that government intervention would stem the contagion. Similarly, the December respite came, in part, to a new administration touting massive fiscal stimulus and the optimism that a new year brings.

PORTFOLIO REVIEW
Within the stock portion of the fund, portfolio turnover started the year in a normal steady fashion, and accelerated rapidly during the fourth quarter when the steep market decline presented many buying and selling opportunities. Early in 2008, we initiated positions in a diverse group of stocks, including the steel-maker Nucor, Pepsi, and Waste Management. During the fourth quarter as activity picked up, we eliminated our holdings in Carnival Cruise, Harley Davidson, Anheuser Busch, Hartford, Prologis, Waste Management, Dow Chemical, Freeport McMoran, and Embarq. We bought numerous new stocks in the fourth quarter, including Stanley Works, VF Corp, Avon, Allstate, Boeing, Emerson Electric, Honeywell, Illinois Tool Works, Northrop, Molex, Air Products, Alcoa, and Public Services Group. The high pace of new names added into the portfolio is likely to slow substantially should the market return to a more normal phase of price movement.

Within the bond portion of the fund, sector weighting was the single most important factor for fund performance versus both the index and peers. We remained underweight in agencies, mortgages and corporate bonds while holding outsized positions in U.S. Treasuries and cash relative to the index. We were also less invested in investment-grade and high-yield corporate bonds relative to our peers. Within the corporate sector, having relatively more exposure to the better performing sub sectors in industrials and utilities while significantly underweighting the worst performing sub sector, financials, contributed positively to performance. Overweighting asset-backed securities and commercial mortgage-backed securities was detrimental to performance over the period. Normally these sectors perform better than many other spread sectors when credit uncertainty arises. However, given the initial problems which arose in structured securities, this has not been the case. That being said, the decision to be in these sectors in lieu of investment-grade or high-yield corporate bonds was a good decision based upon the relative outperformance that was generated.

REVIEW OF TOP TEN HOLDINGS
Our top ten holdings for the stock allocation by average weight during 2008 were 5.6% Johnson & Johnson, 4.8% GE, 4.7% Chevron, 4.5% AT&T, 4.1% Pfizer, 3.8% JP Morgan, 3.7% Bank of America, 3.6% Wells Fargo, 3.3% US Bancorp, and 2.7% Verizon. The top ten averaged just over 40% of the stock portfolio weight during the period. Performance of the top ten added +0.43% in total, including +0.37% US Bancorp and +0.23% Wells Fargo, while GE detracted by -0.17% and Verizon by -0.09%.

ECONOMIC & MARKET OUTLOOK
Stocks normally rally off the bottom at midpoint during recessions, with recessions usually lasting a year to a year and a half. The current recession is already over one year old, so we believe there is some chance that we have passed the midpoint of this recession, and stocks could eventually begin a new bull market. However, for the stock portion of the fund, we expect to focus our investments in companies with stronger balance sheets due to the current difficult funding environment and

--------------------------------------------------------------------------------

================================================================================
 DIVERSIFIED INCOME FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

high level of debt in the U.S. economy. Our stock portfolio positioning as we enter 2009 is fairly conservative, although we expect to move into more economically sensitive stocks as the recognition that we have been in a recession for over a year depresses the stock valuations of cyclical stocks to very attractive levels. Versus our index, we expect the stock portfolio to remain overweight in health care, materials, and consumer staples, and we plan to close the underweight in industrials. In addition, the stock portfolio is underweight in financials and utilities. However, given the rich valuation of utilities, we question whether they will act defensively going forward and are concerned they may perform poorly if U.S. Treasury Bond yields return to more normal (higher) levels.

The future remains uncertain with respect to the economy, financial markets, and government initiatives. As a result, we expect to maintain our defensive yet nimble posture. We plan to be net underweight the index in riskier asset classes, and overweight U.S. Treasury securities which have benefited from general risk aversion by many market participants. The U.S. Treasury securities also provide liquidity that enables us to take advantage of unique opportunities and leave us in a good position to add beaten-down assets should the market turn.

MEMBERS Capital Advisors, Inc. - Adviser
John H. Brown, CFA; and Dean "Jack" Call, D.B.A, CFA, Portfolio Managers

--------------------------------------------------------------------------------
14

================================================================================
 DIVERSIFIED INCOME FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1,4)

                        [CHART OF CUMULATIVE PERFORMANCE]

               Diversified     Russell 1000(R)     Merrill Lynch U.S. Corporate,
               Income Fund         Index(2)       Government & Mortgage Index(3)
12/31/1998        $10,000           $10,000                 $10,000
12/31/1999         11,449            12,091                   9,904
12/31/2000         11,890            11,149                  11,066
12/31/2001         11,526             9,761                  11,987
12/31/2002         10,243             7,648                  13,235
12/31/2003         11,965             9,934                  13,780
12/31/2004         12,963            11,066                  14,378
12/31/2005         13,468            11,760                  14,746
12/31/2006         14,811            13,578                  15,384
12/31/2007         15,182            14,362                  16,487
12/31/2008         13,171             8,962                  17,510

                                   [END CHART]

-------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2008(4)
                                                                                                                   Annual
                                                                                                                  Expense
                                                                 1 Year      3 Years     5 Years     10 Years      Ratio
                                                                ---------------------------------------------     -------
DIVERSIFIED INCOME FUND                                          -13.25%      -0.74%       1.94%       2.79%        0.71%
Russell 1000(R) Index(2)                                         -37.60       -8.66       -2.04       -1.09           NA
Merrill Lynch U.S. Corporate, Government & Mortgage Index(3)       6.20        5.89        4.90        5.76           NA
-------------------------------------------------------------------------------------------------------------------------

    NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the securities that make up the index.
(2) The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (the Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization).
(3) The Merrill Lynch U.S. Corporate, Government & Mortgage Index, formerly the Merrill Lynch U.S. Domestic Master Index, is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.
(4) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

--------------------------------------------------------------------------------

================================================================================
 LARGE CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE AND ECONOMIC & MARKET REVIEW
The Ultra Series Large Cap Value Fund experienced a return of -35.99% for the year, outperforming the Russell 1000(R) Value Index which returned -36.85% and the Morningstar Insurance Fund Large Value category average which returned -37.19%.

These extraordinary negative returns were the result of a severe bear market brought on by the financial crisis, a global economic slowdown, and a continuing drop in corporate profitability and earnings expectations. We began to see signs of widespread weakness in mid 2007 and positioned the fund in a defensive manner. We entered this year with an underweight relative to the index in financials and maintained an underweight position most of the year, expecting the credit crisis to produce losses greater than the market appeared to anticipate. Conversely, the fund was overweight the consumer staples sector. Staples include products that consumers purchase and use frequently, meaning sales and profits hold up reasonably well in a recession. Both of these strategic positions benefited the fund this year, as the consumer staples sector was the best performing sector by a wide margin (down "only" -17%) while financial stocks were the worst performers returning approximately -52%.

PORTFOLIO REVIEW
Stock selection was generally positive for the year. Within consumer staples, the fund benefited from owning Wal-Mart as consumers traded down their spending habits in a weakening economy. The fund also saw outperformance from its holdings in Heinz, Kellogg and General Mills well ahead of the index. Overweight positions relative to the index in Proctor & Gamble, Johnson & Johnson and Clorox performed a similar role in the consumer products space. Within financials, our preference for high quality, lower credit risk companies was rewarded as significant holdings in strong banks such as Wells Fargo, US Bancorp and BB&T each outperformed the sector by more than 30%. We did suffer negative return contributions from some credit exposed financial stocks such as Lehman Brothers, XL Capital and Prudential. In these cases, the value of the firm's balance sheet assets came into question and led to significant stock declines. We also saw negative return contributions from commodity stocks Alcoa and Freeport McMoRan Copper as we underestimated the speed and severity of the global economic slowdown which translated into a rapid decline in the price of raw materials.

REVIEW OF TOP TEN HOLDINGS
As of year end, the top ten active overweight positions relative to the fund's index were Wal-Mart, Travelers, MetLife, Waste Management, Johnson & Johnson, US Bancorp, IBM, Target, Public Service Enterprise Group, and Sempra Energy. Although they represent different sectors, these companies share the common traits of being high quality, well managed, more defensive businesses that are leaders in their industry that should perform relatively well in an economic slowdown.

ECONOMIC AND MARKET OUTLOOK
As we exit year end 2008, the fund remains defensively positioned. We foresee continued economic distress throughout the developed world and expect the economic and profits recession to last well into 2009. We also expect to remain tilted toward higher quality financial companies, but plan to reduce our underweight relative to the index in that sector on the belief that government programs and policies will lead to a stabilized financial system in the next year. Furthermore, many valuation indicators we monitor suggest that stocks are selling at below average prices, so we expect to direct a portion of our research efforts toward identifying currently depressed companies that may offer better than average return potential in an eventual recovery scenario that may favor more cyclical opportunities.

MEMBERS Capital Advisors, Inc. - Adviser
Scott D. Opsal, CFA, Portfolio Manager

--------------------------------------------------------------------------------
16

================================================================================
 LARGE CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1,3)

                        [CHART OF CUMULATIVE PERFORMANCE]

                    Large Cap Value Fund          Russell 1000(R) Value Index(2)
12/31/1998               $10,000                             $10,000
12/31/1999                11,795                              10,735
12/31/2000                11,891                              11,488
12/31/2001                10,618                              10,846
12/31/2002                 8,331                               9,162
12/31/2003                10,487                              11,913
12/31/2004                11,790                              13,879
12/31/2005                12,448                              14,857
12/31/2006                15,007                              18,163
12/31/2007                15,096                              18,131
12/31/2008                 9,663                              11,450

                                   [END CHART]

-------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2008(3)
                                                                                                                   Annual
                                                                                                                  Expense
                                                                 1 Year      3 Years     5 Years     10 Years      Ratio
                                                                ---------------------------------------------     -------
LARGE CAP VALUE FUND                                             -35.99%      -8.10%      -1.62%      -0.34%        0.61%
Russell 1000(R) Value Index(2)                                   -36.85       -8.32       -0.79        1.36           NA
-------------------------------------------------------------------------------------------------------------------------

    NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the securities that make up the index.
(2) The Russell 1000(R) Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

--------------------------------------------------------------------------------

================================================================================
 LARGE CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
For the twelve month period ended December 31, 2008, the Ultra Series Large Cap Growth Fund outperformed its benchmark, the Russell 1000(R) Growth Index, by 1.24% despite extreme market volatility throughout the year. Brutal bear market conditions gripped virtually all financial asset classes, including equities. The Russell 1000(R) Growth Index returned -38.44% for the period and the Morningstar Insurance Fund Large Growth category average returned -41.67%, while the fund outperformed both and returned -37.20%. No active manager controls the markets; however we do strive to add incremental relative value each period.

Sector emphasis on healthcare, energy, and technology aided performance, as did underweight positions relative to the index in consumer discretionary and utilities. Within the healthcare sector, we targeted biotechnology. Genentech, one of our top ten holdings, was up 23% during the year. Roche, its controlling shareholder, recognized its undervaluation by bidding for the remaining 44% of the company it does not own. Vertex, another top ten holding, is expected to have a first-to-market treatment for hepatitis C, a large chronic viral condition. The stock reacted favorably to this scientific breakthrough. Within energy, we are emphasizing natural gas stocks because we believe natural gas is undervalued versus crude oil. In addition, we believed this domestically produced clean fuel source will be preferred in the future. Winners in the natural gas production area were Petrohawk Energy and EOG Resources, both companies with excellent acreage positions for future development. Within technology, we benefited from owning Google, IBM, and Microchip Technologies. Google not only remained an innovative growth franchise, but like IBM and Microchip, had steady earnings prospects and a solid balance sheet.

The most significant detractor from the fund's return relative to the index was its underweight in consumer staples stocks, traditionally a defensive group. While we did own Coca Cola, Wal-Mart, and Colgate to name a few, we believed other consumer staples stocks were too expensive compared to alternatives.

ECONOMIC & MARKET REVIEW
The market peaked in mid-October of 2007, then trended sideways to down in an orderly fashion until plummeting in September of 2008. In hindsight, the seizing up of the credit markets last August was a prescient event triggering massive deleveraging which ultimately drove the global economy into a deep recession. Because of the enormity of the scale of the credit bubble, an accurate prediction of the dimensions of its unwinding was elusive for most participants in any traded market.

The economic effects from the peaking in credit were slow to develop because interest rates were low and global growth was robust, as reflected in the ensuing boom in commodities prices. For example, the price of crude oil was $90 per barrel on October 31, 2007 and did not peak until July of 2008 at $147 per barrel. This 50% increase bolstered investors' confidence that economic growth was more sustainable than it turned out to be. Concerns now have rapidly shifted from inflationary fears to capital preservation. We believe the global recession will be the worst in over 50 years.

PORTFOLIO REVIEW
During the period, we initiated significant positions in Petrohawk, Hologic, and Axis Capital during the year. Petrohawk is a prime beneficiary of a new unconventional natural gas field in the Haynesville formation in East Texas and Louisiana. Hologic is the leading provider of digital mammography screening equipment. Axis Capital is a property casualty re-insurer which will benefit from an expected incipient turn in the pricing cycle.

Significant positions we sold out of during the year were Goldman Sachs, Harley Davidson, and Applied Materials. Goldman Sachs, a leading investment bank, was sold because its future profitability will likely be permanently lowered due to a reduction in the debt leverage used in its businesses. Harley Davidson motorcycles are highly discretionary purchases, and given the recession, further earnings deterioration is likely. Applied Materials is a semi-conductor equipment manufacturer which also has a solar division. While a promising technology, we believed its solar production will miss expectations for growth.

REVIEW OF TOP TEN HOLDINGS
The top ten holdings of the fund accounted for approximately 35% of portfolio assets, as our strategy is to concentrate fund assets toward our best ideas. We strongly believed sustainable global growth franchises, such as these top five holdings

--------------------------------------------------------------------------------
18

================================================================================
 LARGE CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

listed below, will likely reward shareholders over time. These companies have the balance sheet strength providing financial flexibility, are innovative, and sell into global markets.

   o Cisco Systems was selling as 12 times earnings, had $5 per share in cash, no debt, over 20% net income margins.

   o Google sold at 14 times earnings, had $45 per share in cash, no debt, over 20% net income margins.

   o Genentech was selling at 20 times earnings, had $5.50 per share in cash, low debt, over 20% net income margins.

   o Microsoft sold at 10 times earnings, had $2.50 per share in cash, no debt, over 20% net income margins.

   o IBM sold at 9 times earnings, had $7.25 per share in cash, had 30% debt to total capital, is estimated to generate over $9.00 per share in free cash flow this year, and 75% of its business is services and software with involvement in 150 different countries.

We do not simply buy and hold stocks; instead we actively manage our top ten as drivers of portfolio performance. We believe different types of growth stocks will be successful holdings under different economic and market conditions. In 2008, we focused on high-quality companies.

ECONOMIC & MARKET OUTLOOK
The rapidity and breadth of the economic collapse stemming in part from poorly collateralized credit is stunning. Given the magnitude of the shock, it will likely take time to recover. Policy responses have been equally forceful and rapid, and we believe it is not a matter of "if" the massive government fiscal and monetary stimulus will turn things around, but rather "when". There is an old saying on Wall Street "Don't fight the Fed"; meaning once the Fed got involved in a situation, its will would ultimately prevail. Given that in this downturn, since not only is the Federal Reserve involved but so are U.S. Treasury, Congress, foreign central banks, and foreign governments, it will likely be true once again.

We believe equities will be priced at very attractive levels. While the economic stress has caused earnings to deteriorate and induced some investors to sell, a portion of the decline in stock prices is due to forced selling of positions as the leverage in hedge funds and other entities is reduced. It is the latter that is creating opportunities. We believe that equity volatility will remain above average. This means that stock prices will likely have wide swings, both down and up. Therefore, we expect to buy favored issues such as our top ten holdings on dips and take profits when sentiment improves.

The United States is at a cross roads. On one path are the "old" systems and attitudes which had developed over years of easy credit and overconfidence on the part of all economic participants. On the other path is a potential "re-engineered" country, which relatively quickly adapts its systems and attitudes to the new global economic order. Should we effectively be able to make this transition of re-aligning resources to solve legacy problems, we can retain global financial leadership. We believe the markets are currently debating the likelihood of which path we will take, and there are strong arguments on both sides of the aisle. We are positioned with a bias towards success in that transition, given current stock price levels and coordinated policy responses.

MEMBERS Capital Advisors, Inc. - Adviser
Bruce A. Ebel, CFA, CIC, CFP(R), Portfolio Manager

--------------------------------------------------------------------------------

================================================================================
 LARGE CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1,3)

                         [CHART OF CUMULATIVE PERFORMANCE]

                      Large Cap Growth Fund        Russell 1000(R) Growth Index(2)
12/31/1998                   $10,000                         $10,000
12/31/1999                    12,519                          13,316
12/31/2000                    13,055                          10,330
12/31/2001                    11,866                           8,220
12/31/2002                     8,139                           5,928
12/31/2003                    10,510                           7,692
12/31/2004                    11,449                           8,176
12/31/2005                    11,726                           8,606
12/31/2006                    12,650                           9,387
12/31/2007                    14,214                          10,496
12/31/2008                     8,926                           6,462

                                    [END CHART]

-------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2008(3)
                                                                                                                   Annual
                                                                                                                  Expense
                                                                 1 Year      3 Years      5 Years    10 Years      Ratio
                                                                ---------------------------------------------     -------
LARGE CAP GROWTH FUND                                            -37.20%      -8.69%       -3.21%     -1.13%        0.82%
Russell 1000(R) Growth Index(2)                                  -38.44       -9.11        -3.42      -4.27           NA
-------------------------------------------------------------------------------------------------------------------------

    NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the securities that make up the index.
(2) The Russell 1000(R) Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

--------------------------------------------------------------------------------
20

================================================================================
 MID CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
For the twelve month period ended December 31, 2008, the Ultra Series Mid Cap Value Fund returned -36.45% compared with -38.44% for the Russell Midcap(R) Value Index and -37.24 for the Morningstar Insurance Fund Mid-Cap Value category average return of -37.24%.

ECONOMIC & MARKET REVIEW
The period was characterized by the ongoing bursting of the housing bubble that in turn morphed into a broad-based economic slow-down. Rising delinquencies in subprime mortgages began the downward spiral of house price declines, rising foreclosures, mark-downs in securitized bonds of every stripe, earnings losses for multiple financial institutions, and broad-based contagion across the global financial system. The next leg of that is appearing to manifest itself in a global economic slowdown that is negatively impacting consumer spending and in turn reducing manufacturing, sales, and services across all sectors as well as causing a sharp reversal in commodity prices including oil, metals, and gold.

PORTFOLIO REVIEW
The fund's segment managed by MEMBERS Capital Advisors, Inc. started off the year overweight relative to the index in both materials and energy believing that even with the economic slowdown in the U.S., the urbanization and expansion of emerging markets would sustain demand in metals, fertilizers, and energy. The fund was concurrently underweight relative to the index in financials due to the expanding problems of housing, and in consumer discretionary on the slowing economy and poor outlook for consumer spending. Defensive positions were held in health care and consumer staples. As the year unfolded, and particularly in the summer, the fund reversed course and reduced materials to underweight and energy to neutral relative to the index as it became clearer that the downdraft in the U.S. was affecting the global economy as well, and the demand for those products would not hold. For example, one of the fund's largest holdings during the year was The Mosaic Company, a fertilizer company, whose position was cut by two-thirds. Similarly, the fund reduced positions in metal companies Nucor Corporation and Freeport-McMoRan. Within consumer discretionary, we virtually eliminated home builders from our holdings. And in financials, we expanded our underweight relative to the index within commercial banks and REITs while building our positions in better quality companies including BlackRock, Inc. and JPMorgan Chase & Co.

For the year, the greatest positive contributions came from the fund's underweight relative to the index of consumer discretionary stocks based on our outlook for reduced consumer spending. Performance was also driven by stock selection which was strongest in the consumer discretionary and consumer staples sectors. The fund also saw a large benefit from holding larger-than-normal cash reserves in a declining market. The greatest negatives came from holdings within energy and materials, both sectors that strongly outperformed in the early part of the fiscal year, but then sharply reversed beginning in mid-July 2008. Stock selection in the industrials and health care sectors also detracted from performance.

For the segment of the fund subadvised by Wellington Management Company, LLP, the relative outperformance was driven by stock selection in the consumer discretionary, materials, and information technology sectors. Sector allocation, which is a fall-out of our bottom-up stock selections, also aided performance as an overweight relative to the index to industrials and to the defensive consumer staples sectors contributed positively to results. Stock selection in the industrials and health care sectors detracted from performance as did an overweight to consumer discretionary and an underweight of financials. Key individual contributors to relative performance were Whiting Petroleum (energy), O'Reilly Automotive (retailing), and Lance (food, beverage & tobacco). Detractors from relative performance during the period included Orthofix International (health care equipment & services), ACCO Brands (commercial & professional services), and Arbitron (media).

REVIEW OF TOP TEN HOLDINGS
The fund was not highly concentrated given our outlook for continued economic distress and the potential for negative surprises. The top ten holdings (including cash) accounted for only 17% of the portfolio with only half-dozen individual names over 100 basis points of relative overweight versus the index. The list is an eclectic group that focused on higher quality names with sound balance sheets and sustainable dividends; companies with some advantage in the current environment, and attractive valuation, including JPMorgan Chase & Co. and BlackRock, Inc.; TJX Companies, Inc., Costco Wholesale Corp., and Wal-Mart; Maxim Integrated Products Inc. and Hologic Inc.

--------------------------------------------------------------------------------

================================================================================
 MID CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

ECONOMIC & MARKET OUTLOOK
The markets already have severely corrected, but the timing of the ultimate bottom remains unknown. Still, we expect valuations to become more attractive, the Federal Reserve and U.S. Treasury have and are expected to continue to add stimulus and liquidity to financial markets, and the "oil tax" has been cut in half. The markets, therefore, have the makings for a recovery. As such, the fund is positioned to take advantage of those factors and has built a cash position to be ready to more aggressively add to holdings when appropriate. In addition, we anticipate the quality of the portfolio will continue to be upgraded as we swap companies with poorer outlooks and balance sheets for stronger competitors at bargain prices.

MEMBERS Capital Advisors, Inc. - Adviser
Livia S. Asher, Portfolio Manager

Wellington Management Company, LLP - Subadviser
Timothy J. Mccormack, CFA; Shaun F. Pedersen, Portfolio Managers

--------------------------------------------------------------------------------
22

================================================================================
 MID CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,3)

                        [CHART OF CUMULATIVE PERFORMANCE]

                                  Mid Cap                       Russell Midcap(R)
                                Value Fund                        Value Index(2)
 5/01/1999                        $10,000                           $10,000
12/31/1999                         11,368                             9,418
12/31/2000                         14,079                            11,224
12/31/2001                         15,651                            11,486
12/31/2002                         12,926                            10,378
12/31/2003                         16,960                            14,328
12/31/2004                         19,651                            17,725
12/31/2005                         21,678                            19,968
12/31/2006                         25,355                            24,004
12/31/2007                         25,419                            23,664
12/31/2008                         16,155                            14,566

                                   [END CHART]

-------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2008(3)
                                                                                                                  Annual
                                                                                                                 Expense
                                                     1 Year      3 Years      5 Years     Since Inception(4)      Ratio
                                                    --------------------------------------------------------    ---------
MID CAP VALUE FUND                                   -36.45%      -9.34%       -0.97%          5.09%              1.02%
Russell Midcap(R) Value Index(2)                     -38.44       -9.98         0.33           3.96                 NA
-------------------------------------------------------------------------------------------------------------------------

    NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the securities that make up the index.
(2) The Russell Midcap(R) Value Index is a mid-cap market index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on May 1, 1999. The since inception index returns are also from May 1, 1999.

--------------------------------------------------------------------------------

================================================================================
 MID CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
For the twelve month period ended December 31, 2008, the Ultra Series Mid Cap Growth Fund returned -46.89% while the Russell Midcap(R) Growth Index returned -44.32% and the Morningstar Insurance Fund Mid-Cap Growth category average returned -45.02%.

ECONOMIC & MARKET REVIEW
During the year, most major indices suffered double-digit negative returns. Equity markets fell sharply amid a significant deterioration in both credit market conditions and investor confidence. Forced deleveraging by financial institutions triggered an unprecedented set of bank failures and mergers, significantly reshaping the global financial map. Impaired access to capital threatened to spill over into the real economy, reducing expectations for global growth and forcing energy and commodity prices sharply lower. Economic data reported during the most recent quarter provided little encouragement to investors, as housing, employment, and manufacturing metrics all trended downward. Within the Russell Midcap(R) Growth Index, all ten broad economic sectors posted double-digit negative returns with five falling in excess of 45%.

PORTFOLIO REVIEW
Stock selection in the industrials, health care, and consumer staples sectors detracted the most from relative performance. These negative results were partially offset by strong stock selection in the information technology and financials sectors. Though sector weights are a fall-out of bottom-up stock selection, our underweight relative to the index to the underperforming utilities sector and overweight to the defensive health care sector were positive contributors to relative returns.

Key individual contributors to relative performance were Cephalon (pharma, biotech & life sciences), Perot Systems (software & services), and Hub Group (transportation). Shares of Cephalon, a Pennsylvania-based biopharmaceutical firm, moved higher after the company raised its fiscal year 2008 sales and earnings guidance and issued fiscal year 2009 earnings guidance above consensus estimates. Perot Systems, a worldwide provider of information technology services and business solutions, rallied as the company announced better-than-expected revenue and earnings for the second quarter. Shares of Hub Group, a freight transportation management company, increased as the company reported strong quarterly earnings during the year. International mining company Cliffs Natural Resources (formerly Cleveland-Cliffs), specialty retailer of automotive aftermarket parts and accessories O'Reilly Automotive, and oilfield service provider Complete Production Services were among the top contributors to absolute performance during the period.

Detractors from relative performance included Coventry Health Care (health care equipment & services), Terex (capital goods), and Hercules Offshore (energy). Shares of Coventry Health Care, a diversified managed healthcare company, fell sharply after the company posted a significant decline in quarterly earnings hurt by charges on investment impairments, and lowered the midpoint of its full year earnings outlook. Terex, a global manufacturer of mining and building equipment, suffered from declining quarterly earnings and a reduced full-year outlook, and the subsequent removal from the S&P 500 Index. Shares of Hercules Offshore, provider of shallow-water drilling and marine services to the oil and natural gas exploration & production industry, fell after the company reported second quarter earnings that were weaker-than-expected, hurt by a steep escalation in costs and expenses. Atwood Oceanics was among the names detracting from absolute returns during the period.

ECONOMIC & MARKET OUTLOOK
We plan to continue to look for high-quality sustainable growth companies at attractive valuations that we think will deliver improving margins, growing profits, and higher returns on investments. We ended the period with an overweight to the health care, energy, and information technology sectors and an underweight to the utilities, consumer discretionary, and industrials sectors relative to the index.

MEMBERS Capital Advisors, Inc. - Adviser
Wellington Management Company, LLP - Subadviser
Francis J. Boggan, CFA, Portfolio Manager

--------------------------------------------------------------------------------
24

================================================================================
 MID CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,3)

                        [CHART OF CUMULATIVE PERFORMANCE]

                                   Mid Cap                     Russell Midcap(R)
                                 Growth Fund                    Growth Index(2)
10/31/2000                        $10,000                          $10,000
12/31/2000                          9,047                            8,715
12/31/2001                          6,252                            6,959
12/31/2002                          4,676                            5,052
12/31/2003                          6,238                            7,210
12/31/2004                          7,076                            8,326
12/31/2005                          7,695                            9,333
12/31/2006                          8,571                           10,327
12/31/2007                          9,294                           11,508
12/31/2008                          4,936                            6,407

                                   [END CHART]

-------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2008(3)
                                                                                                                  Annual
                                                                                                                 Expense
                                                     1 Year      3 Years      5 Years     Since Inception(4)      Ratio
                                                    --------------------------------------------------------    ---------
MID CAP GROWTH FUND                                  -46.89%      -13.76%      -4.58%          -8.28%             0.87%
Russell Midcap(R) Growth Index(2)                    -44.32       -11.78       -2.33           -5.30                NA
-------------------------------------------------------------------------------------------------------------------------

    NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the securities that make up the index.
(2) The Russell Midcap(R) Growth Index is a mid-cap market index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on October 31, 2000. The since inception index returns are also from October 31, 2000.

--------------------------------------------------------------------------------

================================================================================
 SMALL CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
For the twelve month period ended December 31, 2008, the Ultra Series Small Cap Value Fund returned -25.54%, outperforming both the Russell 2000(R) Value Index which returned -28.92% and the Morningstar Insurance Fund Small Value category average which returned -32.33%. Within the Russell 2000(R) Value Index, all ten broad economic sectors posted negative returns. The telecommunications services, consumer discretionary, and energy sectors were the weakest performers, while the utilities and consumer staples suffered the least.

ECONOMIC & MARKET REVIEW
During the year, most major indices suffered double-digit negative returns. Equity markets fell sharply amid a significant deterioration in both credit market conditions and investor confidence. Forced deleveraging by financial institutions triggered an unprecedented set of bank failures and mergers, significantly reshaping the global financial map. Impaired access to capital threatened to spill over into the real economy, reducing expectations for global growth and forcing energy and commodity prices sharply lower. Economic data reported during the past quarter provided little encouragement to investors, as housing, employment, and manufacturing metrics all trended downward.

PORTFOLIO REVIEW
Stock selection during the one year period drove the favorable relative return as strong stock selection in consumer discretionary, materials, and energy helped offset weak stock selection in industrials, health care, and financials. Although sector allocation is a residual of our bottom-up stock selection, the fund's underweight relative to the index in information technology contributed positively while an overweight to the weakening consumer discretionary sector and underweight to financials detracted from relative returns.

Key individual contributors to relative performance were Zep (materials), Whiting Petroleum (energy), and Lance (food, beverage & tobacco). Cleaning solutions provider, Zep, reported higher earnings due to favorable foreign currency translation on international sales. Oil and gas exploration and production company, Whiting Petroleum, profited during the first half of 2008 from the unprecedented run-up in oil prices. Shares of snack food manufacturer Lance, Inc. benefited from news of the successful acquisition of Archway Cookies. Other contributors to the fund's absolute performance were Compass Minerals, a salt producer in North America and the U.K., and hotel franchisor Choice Hotels International.

Detractors from relative performance during the period included Orthofix International (health care equipment & services), ACCO Brands (commercial & professional services), and ASTA Funding (diversified financials). Orthopedic products manufacturer Orthofix International shares fell with concerns of higher debt servicing costs and lowered earnings expectations related to changes in the company's spine distributor network. ACCO Brands, a leading branded office products supplier, declined after reporting lower than expected earnings driven by weak end market demand and cost pressures. Shares of ASTA Funding, a consumer receivable asset management and liquidation company, declined along with the financial sector as earnings and cash flow slowed during the year. Cable manufacturer Belden, media and marketing research firm Arbitron, and diversified manufacturing company Carlisle were among other names detracting from absolute returns during the period.

ECONOMIC & MARKET OUTLOOK
The Small Cap Value investment approach emphasizes individual stock selection; sector weights are a residual of the process. We do, however, carefully consider diversification across economic sectors to limit risk. We ended the one-year period as of December 31, 2008 with an overweight to the industrials, consumer discretionary, and health care sectors and an underweight to the financials, information technology, and utilities sectors relative to the index.

MEMBERS Capital Advisors, Inc. - Adviser
Wellington Management Company, LLP - Subadviser
Timothy J. McCormack, CFA and Shaun F. Pederson, Portfolio Managers

--------------------------------------------------------------------------------
26

================================================================================
 SMALL CAP VALUE FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,3)

                        [CHART OF CUMULATIVE PERFORMANCE]

                                   Small Cap                    Russell 2000(R)
                                  Value Fund                     Value Index(2)
 5/01/2007                          $10,000                         $10,000
12/31/2007                            9,038                           8,801
12/31/2008                            6,729                           6,255

                                   [END CHART]

-----------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2008(3)
                                                                                                                Annual
                                                                                                               Expense
                                                                               1 Year     Since Inception(4)    Ratio
                                                                              ------------------------------  ---------
SMALL CAP VALUE FUND                                                           -25.54%         -21.12%          1.12%
Russell 2000(R) Value Index(2)                                                 -28.92          -24.44             NA
-----------------------------------------------------------------------------------------------------------------------

    NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the securities that make up the index.
(2) The Russell 2000(R) Value Index is a small-cap market index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on May 1, 2007. The since inception index returns are also from May 1, 2007.

--------------------------------------------------------------------------------

================================================================================
 SMALL CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
For the twelve month period ended December 31, 2008, the Ultra Series Small Cap Growth Fund returned -43.41%, while the Russell 2000(R) Growth Index returned -38.54% and the Morningstar Insurance Fund Small Growth category average returned -40.97%.

ECONOMIC & MARKET REVIEW
The market as a whole was led drastically down by a failing economy and banking system. While small capitalization companies were rewarded for their size, their stock prices were also symmetrically penalized for their above average risk relative to large company stocks during the downward trending market. That said, the Russell 2000(R) Growth Index (-38.54%) marginally underperformed the broad market Russell 3000(R) Index (-37.31%) and S&P 500 Index (-37.00%) amidst a total breakdown in investor confidence and uncertainty about future earnings.

PORTFOLIO REVIEW
For the year, the fund did benefit from its underexposure relative to the index to earnings variation and leverage. Also, the fund's negative active beta policy, amidst one of the worst years in the market's history, accounted for a significant contribution to the fund's return. Stock selection represented the single largest detractor from the portfolio's performance accounting for 300 bps of the loss. Additionally, an underexposure relative to the index to volatility and the fund's larger relative size detracted from performance. Wabtec (rail industry technology-based equipment provider), Forrester Research (independent technology and market research company), and Greenhill & Co. (independent investment banking firm) were among the fund's leading contributors to return for the year. BE Aerospace (commercial aircraft and business jet interior products manufacturer), Pharmnet Development Group (drug development services company), and Walter Industries (producer and exporter of metallurgical coal for the global steel industry) were among the fund's leading detractors from return for the year.

ECONOMIC & MARKET OUTLOOK
In the face of a slowing global economy, we expect the fund to continue to reduce its exposures to energy and materials and to a lesser extent, industrials. At the same time, modest increases to financials due to attractive valuations and the typically recession-proof telecommunications are anticipated. We also plan to reduce the fund's exposure to companies whose earnings are sensitive to currency fluctuation, which should play well if the dollar continues to strengthen.

MEMBERS Capital Advisors, Inc. - Adviser
Paradigm Asset Management Company, LLC - Subadviser
James E. Francis, Jeffrey Marcus and Gregory Pai, Portfolio Managers

--------------------------------------------------------------------------------
28

================================================================================
 SMALL CAP GROWTH FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,3)

                        [CHART OF CUMULATIVE PERFORMANCE]

                                   Small Cap                    Russell 2000(R)
                                  Growth Fund                   Growth Index(2)
 5/01/2007                          $10,000                         $10,000
12/31/2007                           10,026                          10,179
12/31/2008                            5,674                           6,256

                                   [END CHART]

-------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2008(3)
                                                                                                                  Annual
                                                                                                                 Expense
                                                                               1 Year     Since Inception(4)      Ratio
                                                                              ------------------------------    ---------
SMALL CAP GROWTH FUND                                                          -43.41%         -28.78%            1.12%
Russell 2000(R) Growth Index(2)                                                -38.54          -24.44               NA
-------------------------------------------------------------------------------------------------------------------------

    NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the securities that make up the index.
(2) The Russell 2000(R) Growth Index is a small-cap market index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on May 1, 2007. The since inception index returns are also from May 1, 2007.

--------------------------------------------------------------------------------

================================================================================
 GLOBAL SECURITIES FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
For the twelve month period ended December 31, 2008, the Ultra Series Global Securities Fund returned -38.14%, compared with the MSCI World Index which returned -40.33% and the Morningstar Insurance Fund World Stock category average which returned -41.76%.

ECONOMIC & MARKET REVIEW
A lackluster start to 2008 for both the U.S. economy and most global markets was followed by a catastrophically weak second half. Certain areas of the economy had been deteriorating for some time, in particular, homebuilding. But the freezing up of the interbank lending market brought about the cessation of normal financial activity across many parts of the globe. Forced selling of assets by hedge funds reinforced the downward spiral, with Lehman Brothers an early victim of the turmoil. The crisis initially was confined to financial firms, but soon it spread further afield, as lenders reduced the amount of credit available in an attempt to strengthen their capital base. The year ended with most economies weakening further, unemployment rising and a slump in equity prices.

PORTFOLIO REVIEW
Our investment approach has a value-oriented defensive style. We assess value by analysis of the potential for company earnings and dividends to grow over time. By relating these to current share prices, we seek to find companies that are under-valued. Our process emphasizes in-depth business analysis and a long time horizon for researching a company's potential going forward. One aim of this is to include in the portfolio businesses with more resilient cash flows, which should reduce the volatility of returns. Stock selection is the primary driver for structuring the portfolio. This is combined with a top-down overlay which assesses the relative valuation of equity markets around the world.

In the period we made a number of transactions, of particular note, earlier in the year we increased our exposure to Japan by increasing holdings in the likes of Seven & I, the convenience-to-department stores retailer, and Canon, the manufacturer of printers, copiers and digital cameras. Also, we added to information technology with the purchase of a position in TSMC. TSMC is a Taiwanese-based semi-conductor manufacturer. It has a dominant position in the integrated-circuit foundry business and is committed to returning value to shareholders through both dividends and share buy-backs. Further, we added to our telecoms weight with the addition of two new names: AT&T and Singapore Telecommunications. AT&T is the largest telecommunications company in the U.S. It offers wireline and wireless services that we believe should prove relatively defensive over time. Also, its ability to bundle various telephony services is, we believe, a key long-term competitive strength. Singapore Telecommunications is the incumbent telecoms provider in Singapore. Further, the company has operations in Australia and owns minority stakes in other operators across Asia. We are attracted by the combination of defensive characteristics and growth potential in emerging markets.

A dramatic part of events in equity markets last year was the weakness of financials stocks with the sector as a whole more than halving in value over the 12 months to December. Over the year, our allocation to this sector was underweight, but stock performance was weak, which was a drag on performance.

ECONOMIC & MARKET OUTLOOK
Governments across the world have responded to the situation with new spending packages designed to arrest the deterioration in economic activity and kick-start recovery. It is too early to say if the current round of stimuli will work. Major parts of the plans in the U.S. and U.K. have been attempts to stabilize the banking sector, which is key to any revival. Again it is too early to say whether current measures will be sufficient to generate more appropriate levels of bank lending. However, a number of economies are carrying debt levels well above historical norms. Bringing down the ratio of debt to income will be difficult as it is likely to require a combination of weaker household spending and reduced investment. That implies not only a weak year ahead in 2009, but also only moderate growth in the economy in the medium term. Outside of the financial area, equity prices have also dropped sharply. We believe that some of these reductions have been indiscriminate and offer investors opportunities. We will maintain our disciplined, value-focused approach to look for attractive investments.

MEMBERS Capital Advisors, Inc. - Adviser

Mondrian Investment Partners (U.S.), Inc. - Subadviser
Managed by Global Investment Committee; Members:
Nigel G. May, Elizabeth A. Desmond, Clive A. Gillmore, Brendan Baker, Andrew Porter and Jonathan Spread

--------------------------------------------------------------------------------
30

================================================================================
 GLOBAL SECURITIES FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,3)

                        [CHART OF CUMULATIVE PERFORMANCE]

                           Global           Morgan Stanley Capital International
                         Securities                    World Index(2)
                            Fund                     (MSCI World Index)
10/31/2000                $10,000                         $10,000
12/31/2000                  9,989                           9,699
12/31/2001                  8,959                           8,096
12/31/2002                  7,008                           6,514
12/31/2003                  9,899                           8,713
12/31/2004                 11,723                          10,042
12/31/2005                 13,360                          11,049
12/31/2006                 15,683                          13,331
12/31/2007                 16,588                          14,605
12/31/2008                 10,261                           8,714

                                   [END CHART]

-------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2008(3)
                                                                                                                  Annual
                                                                                                                 Expense
                                                     1 Year      3 Years      5 Years     Since Inception(4)      Ratio
                                                    --------------------------------------------------------    ---------
GLOBAL SECURITIES FUND                               -38.14%      -8.42%       0.72%            0.32%             0.97%
MSCI World Index(2)                                  -40.33       -7.61        0.00            -1.67                NA
-------------------------------------------------------------------------------------------------------------------------

    NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.
(2) The MSCI World Index is free float-adjusted market capitalization index that is designed to measure global developed market equity performance, including the U.S. and Canada.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on October 31, 2000. The since inception index returns are also from October 31, 2000.

--------------------------------------------------------------------------------

================================================================================
 INTERNATIONAL STOCK FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
The Ultra Series International Stock Fund returned -38.62% for the twelve month period ended December 31, 2008, while the MSCI EAFE Index returned -43.06% and the Morningstar Insurance Fund Foreign Large Blend category average returned -43.33%. Fund performance was hindered by exposure to the emerging markets which returned approximately -53% during the year as measured by the MSCI Emerging Markets Index. Global equity markets finished higher in December, but ended with one of the worst quarters and years on record.

ECONOMIC & MARKET REVIEW
International equity markets experienced one of their worst years in history amid further signs of deepening global weakness, with the MSCI EAFE Index returning over -43% for the full calendar year. For U.S. dollar investors, the strength of the U.S. dollar in 2008 impacted returns. The steep fall in equities came as investors witnessed the collapse in debt markets and its impact on real economic activity around the world. The bankruptcy of Lehman Brothers in the middle of September precipitated a sharp worsening of the availability and cost of credit, and led to a sudden, global deterioration in sentiment among both consumers and businesses. This resulted in a severe curtailment of discretionary expenditures for consumers, as well as curtailed capital expenditures and inventory purchases for companies. Several of the world's largest economies (the United States, Europe, and Japan) faltered into recession in 2008. In addition, the slowdown exposed the vulnerability of emerging economies, sending the prices of many commodities to the lowest levels seen in recent years. Oil prices, which earlier this year traded above $140 per barrel, plunged to five-year lows. As a result, central banks around the world took aggressive, coordinated action to combat the lack of liquidity, the loss of confidence, and the risk of deflation.

The year was characterized by outperformance of the classic defensive sectors, including health care, consumer staples, telecom services, and utilities (especially in Japan, which performed strongly in U.S. dollar terms as the yen appreciated). Among the weaker areas were the materials and consumer discretionary sectors, driven by a fall in commodity prices and auto sales, which also affected emerging market stocks. Financial stocks underperformed following the realization that most of these companies require material capital injections, which has the potential to substantially dilute existing equity holders.

PORTFOLIO REVIEW
The fund's allocation to large capitalization developed markets finished ahead of the MSCI EAFE Index for 2008. For the year, the fund benefited from its very low exposure to the financials and materials sectors. Recent purchases near market lows in October and November performed well, positively contributing for the year. Examples included Japanese security company Secom, French telecommunication and construction group Bouygues, and the newly-combined Anheuser-Busch InBev, which we believe was even more attractively valued due to concerns over its debt burden. French gas company GDF Suez, Swiss pharmaceutical company Novartis, and Japanese apartment-builder Daito Trust Construction were strong performers for the year. Weaker stocks for the year included Old Mutual, which fell on concerns over the nature of its South African domicile as well as the sensitivity to equities inherent in its insurance/asset management businesses, and Telenor, which declined due to shareholder concerns over the dilutive effects of a potential capital raising.

Within the small capitalization developed markets segment, stock selection in Japan and the Netherlands detracted from performance, while stock selection in France was strong. In terms of sectors, stock selection in the energy and consumer discretionary sectors hampered performance, while stock selection in the utilities and health care sectors contributed positively. A top performer for the year was Neopost, the French manufacturer of mailing systems. Neopost is the only global competitor to Pitney Bowes in the mailing systems industry. These two dominant players enjoy a relatively stable product demand, and Neopost has been a consistently profitable business. An underperformer for the year was Dutch oil service company Fugro, after the price of oil peaked in July and then fell dramatically through the remainder of the year. Other energy-related names, such as Norway-based companies Odim and Songa Offshore, were also underperformers in sympathy with the declining price of oil.

For the emerging markets segment, by sector, the most defensive were health care and consumer staples, followed by utilities and telecom services. Financials performed worst of all, followed by industrials, energy, and materials. Positive stock performance was recorded in Truworths International, a South African retailer, based on decent earnings results. Shares of Eurasian Natural Resources, a Kazakh ferrochrome company, rose sharply due to strong metals prices earlier in the year.

--------------------------------------------------------------------------------
32

================================================================================
 INTERNATIONAL STOCK FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

Cemig, a Brazilian electric utility company, performed well as a result of its defensive nature, with stable cash flows and an attractive dividend. Shares of Oil & Natural Gas Corp., an Indian oil and gas company, fell on investor concerns regarding the price of oil. Mobile TeleSystems, a Russian telecommunication services company, experienced weakness due to forced selling within the Russian market and currency concerns.

ECONOMIC & MARKET OUTLOOK
The material changes in the global credit markets since the summer of 2007 has meant that both consumers and companies are finding it much harder and more expensive to borrow money to spend or invest. Coupled with a clear shift in sentiment, this has materially impacted demand for consumer and industrial products. Despite government stimulus efforts, this condition will likely be prolonged. Many companies enjoyed record profit margins and returns in the past, but are vulnerable to clear downside profit levels across the globe. However, we believe value will begin to emerge in some of the more economically sensitive companies, as well as in strong, resilient businesses caught up in the general sell-off. We believe that investors' profit expectations, while still too high, will become much more realistic. The portfolio team plans to continue to focus on stock selection, and remains confident that the strong track record of this philosophy will continue in a variety of market conditions.

MEMBERS Capital Advisors, Inc. - Adviser
Lazard Asset Management - Subadviser
John R. Reinsberg, Lead Portfolio Manager; Gabrielle M. Boyle; Michael A. Bennett; Michael G. Fry; Michael Powers; Brian Pessin, CFA; Edward Rosenfeld:
James M. McDonald, CFA; Rohit Chopra; and Erik McKee, Portfolio Managers

--------------------------------------------------------------------------------

================================================================================
 INTERNATIONAL STOCK FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,3)

                        [CHART OF CUMULATIVE PERFORMANCE]

                  International      Morgan Stanley Capital International Europe,
                    Stock Fund       Australasia & Far East Index(2) (MSCI EAFE)
10/31/2000           $10,000                           $10,000
12/31/2000             9,745                            10,033
12/31/2001             7,946                             7,906
12/31/2002             7,312                             6,668
12/31/2003             9,769                             9,280
12/31/2004            11,771                            11,200
12/31/2005            13,717                            12,769
12/31/2006            17,034                            16,198
12/31/2007            18,980                            18,082
12/31/2008            11,650                            10,296

                                   [END CHART]

-------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2008(3)
                                                                                                                  Annual
                                                                                                                 Expense
                                                     1 Year      3 Years      5 Years     Since Inception(4)      Ratio
                                                    --------------------------------------------------------    ---------
INTERNATIONAL STOCK FUND                             -38.62%      -5.30%       3.58%           1.89%              1.22%
MSCI EAFE Index(2)                                   -43.06       -6.92        2.10            0.36                 NA
-------------------------------------------------------------------------------------------------------------------------

    NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the securities that make up the index.
(2) The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on October 31, 2000. The since inception index returns are also from October 31, 2000.

--------------------------------------------------------------------------------
34

================================================================================

--------------------------------------------------------------------------------

                      This page is left blank intentionally

--------------------------------------------------------------------------------

================================================================================
 TARGET RETIREMENT 2020 FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
For the twelve month period ended December 31, 2008, the Ultra Series Target Retirement 2020 Fund returned -35.31%, underperforming the Dow Jones Global Target 2020 Index return of -22.30 and the Morningstar Insurance Fund Target Date 2015-2029 category average return of -30.24.

PORTFOLIO REVIEW
With every major equity and fixed income asset class (except for government-backed paper and cash) dropping in unison as a result of the ongoing financial crisis, the long-term benefits of asset allocation went unrealized this year. Major equity markets the world over all experienced significant price declines. No equity asset class was spared. The deleveraging process accelerated in the capital markets, with institutional and hedge fund investors being forced to unwind their leveraged positions to raise liquidity. The resulting heavy selling placed tremendous downward pressure on equity prices.

The primary detractor from the fund's performance was its higher allocation to equities versus the benchmark index. The Russell 3000(R) Index returned -37.31% for the year, and bonds as measured by the Barclays Capital Aggregate Bond Index, faired much better returning 5.24%. In keeping with the long-term investment time horizon of the fund, we expect to remain overweight to equities, which have historically offered the potential for higher long-term returns. International and emerging market equities experienced even steeper declines, with the MSCI EAFE Index down -43.06% and the MSCI Emerging Markets Index down -53.18%. Weightings to both developed and emerging international markets provided a substantial drag on the fund's performance. Additionally, the fund had a number of holdings that experienced sizeable losses brought on by the steep decline in energy and materials stocks.

ECONOMIC & MARKET OUTLOOK
As painful as 2008 was, the year did manage to end on a high note. After bottoming out in late November, equities rallied significantly throughout December. Bonds also posted nice gains in the final five weeks of the year. However, until the credit markets unfreeze and the overall deleveraging process is substantially complete, the markets will remain unsettled. On a positive note, the historic declines suffered in many asset classes have created numerous opportunities from a valuation standpoint, with corporate bonds being at the top of the list. With yield spreads at record highs, we believe investors are being more than adequately compensated for holding both investment and non-investment grade corporate bonds. Pending any further deterioration in the credit markets, we intend to opportunistically increase our positions in these asset classes over the coming year.

Moving forward, we will continue to employ caution in our overall asset allocation strategies within the fund, while awaiting more positive economic news. At the same time we stand ready to capitalize on the aforementioned opportunities in 2009.

MEMBERS Capital Advisors, Inc. - Adviser
David M. Schlimgen, CIMA(R), CIMC(R) and Patrick F. Ryan, CIMA(R) Portfolio Managers

--------------------------------------------------------------------------------
36

================================================================================
 TARGET RETIREMENT 2020 FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,3)

                        [CHART OF CUMULATIVE PERFORMANCE]

                           Target Retirement             Dow Jones Global Target
                                2020 Fund                      2020 Index(2)
10/01/2007                       $10,000                          $10,000
12/31/2007                         9,806                            9,978
12/31/2008                         6,343                            7,753

                                   [END CHART]

-------------------------------------------------------------------------------------------------------------------------
 CUMULATIVE TOTAL RETURN THROUGH DECEMBER 31, 2008(3)
                                                                                                                  Annual
                                                                                                                 Expense
                                                                               1 Year     Since Inception(4)      Ratio
                                                                              ------------------------------    ---------
TARGET RETIREMENT 2020 FUND                                                    -35.31%         -30.50%            1.34%
Dow Jones Global Target 2020 Index(2)                                          -22.30          -18.36               NA
-------------------------------------------------------------------------------------------------------------------------

    NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the securities that make up the index.
(2) The Dow Jones Global Target 2020 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2020 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on October 1, 2007. The since inception index returns are also from October 1, 2007.

--------------------------------------------------------------------------------

================================================================================
 TARGET RETIREMENT 2030 FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
For the twelve month period ended December 31, 2008, the Ultra Series Target Retirement 2030 Fund returned -38.35%, underperforming the Dow Jones Global Target 2030 Index return of -32.02 and the Morningstar Insurance Fund Target-Date 2030+ category average return of -36.26.

PORTFOLIO REVIEW
With every major equity and fixed income asset class (except for government-backed paper and cash) dropping in unison as a result of the ongoing financial crisis, the long-term benefits of asset allocation went unrealized this year. Major equity markets the world over all experienced significant price declines. No equity asset class was spared. The deleveraging process accelerated in the capital markets, with institutional and hedge fund investors being forced to unwind their leveraged positions to raise liquidity. The resulting heavy selling placed tremendous downward pressure on equity prices.

The primary detractors from the fund's performance were its international equity allocations and exposure to energy and materials stocks. The Russell 3000(R) Index returned -37.31% for the year, international stocks as measured by the MSCI EAFE Index, experienced even steeper declines down -43.06% and the MSCI Emerging Markets Index returned -53.18%. Weightings to both developed and emerging international markets provided a substantial drag on the fund's performance. Additionally, a number of funds in the portfolio had sizeable weightings to energy and materials stocks, which provided very strong first half of the year returns. However, once the seriousness of the economic downturn became better recognized, these cyclical sectors were hit especially hard as evidenced by the Dow Jones AIG Energy Index return of -47.33%. Bonds fared much better, as measured by the Barclays Capital Aggregate Index, returning 5.24%.

ECONOMIC & MARKET OUTLOOK
As painful as 2008 was, the year did manage to end on a high note. After bottoming out in late November, equities rallied significantly throughout December. Bonds also posted nice gains in the final five weeks of the year. However, until the credit markets unfreeze, and the overall deleveraging process is substantially complete, the markets will remain unsettled. On a positive note, the historic declines suffered in many asset classes have created numerous opportunities from a valuation standpoint, corporate bonds being at the top of the list. With yield spreads at record highs, we believe investors are being more than adequately compensated for holding both investment and non-investment grade corporate bonds. Pending any further deterioration in the credit markets, we intend to opportunistically increase our positions in these asset classes over the coming year.

Moving forward, we will continue to employ caution in our overall asset allocation strategies within the fund, while awaiting more positive economic news. At the same time we stand ready to capitalize on the aforementioned opportunities in 2009.

MEMBERS Capital Advisors, Inc. - Adviser
David M. Schlimgen, CIMA(R), CIMC(R) and Patrick F. Ryan, CIMA(R), Portfolio Managers

--------------------------------------------------------------------------------
38

================================================================================
 TARGET RETIREMENT 2030 FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,3)

                        [CHART OF CUMULATIVE PERFORMANCE]

                           Target Retirement             Dow Jones Global Target
                                2030 Fund                      2030 Index(2)
10/01/2007                       $10,000                          $10,000
12/31/2007                         9,749                            9,843
12/31/2008                         6,010                            6,692

                                   [END CHART]

-------------------------------------------------------------------------------------------------------------------------
 CUMULATIVE TOTAL RETURN THROUGH DECEMBER 31, 2008(3)
                                                                                                                  Annual
                                                                                                                 Expense
                                                                               1 Year     Since Inception(4)      Ratio
                                                                              ------------------------------    ---------
TARGET RETIREMENT 2030 FUND                                                    -38.35%         -33.43%            1.42%
Dow Jones Global Target 2030 Index(2)                                          -32.02          -27.40               NA
-------------------------------------------------------------------------------------------------------------------------

    NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the securities that make up the index.
(2) The Dow Jones Global Target 2030 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2030 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on October 1, 2007. The since inception index returns are also from October 1, 2007.

--------------------------------------------------------------------------------

================================================================================
 TARGET RETIREMENT 2040 FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

PERFORMANCE REVIEW
For the twelve month period ended December 31, 2008, the Ultra Series Target Retirement 2040 Fund returned -41.65%, underperforming the Dow Jones Global Target 2040 Index return of -36.80, and the Morningstar Insurance Fund Target-Date 2030+ category average return of -36.26.

PORTFOLIO REVIEW
With every major equity and fixed income asset class (except for government-backed paper and cash) dropping in unison as a result of the ongoing financial crisis, the long-term benefits of asset allocation went unrealized this year. Major equity markets the world over all experienced significant price declines. No equity asset class was spared. The deleveraging process accelerated in the capital markets, with institutional and hedge fund investors being forced to unwind their leveraged positions to raise liquidity. The resulting heavy selling placed tremendous downward pressure on equity prices.

The primary detractors from the fund's performance were its international equity allocations and exposure to energy and materials stocks. The Russell 3000(R) Index returned -37.31% for the year, international stocks as measured by the MSCI EAFE Index, experienced even steeper declines down -43.06% and the MSCI Emerging Markets Index returned -53.18%. Weightings to both developed and emerging international markets provided a substantial drag on the fund's performance. Additionally, a number of funds in the portfolio had sizeable weightings to energy and materials stocks, which provided very strong first half of the year returns. However, once the seriousness of the economic downturn became better recognized, these cyclical sectors were hit especially hard as evidenced by the Dow Jones AIG Energy Index return of -47.33%. Bonds fared much better, as measured by the Barclays Capital Aggregate Index, returning 5.24%.

ECONOMIC & MARKET OUTLOOK
As painful as 2008 was, the year did manage to end on a high note. After bottoming out in late November, equities rallied significantly throughout December. Bonds also posted nice gains in the final five weeks of the year. However, until the credit markets unfreeze, and the overall deleveraging process is substantially complete, the markets will remain unsettled. On a positive note, the historic declines suffered in many asset classes have created numerous opportunities from a valuation standpoint, corporate bonds being at the top of the list. With yield spreads at record highs, we believe investors are being more than adequately compensated for holding both investment and non-investment grade corporate bonds. Pending any further deterioration in the credit markets, we intend to opportunistically increase our positions in these asset classes over the coming year.

Moving forward, we will continue to employ caution in our overall asset allocation strategies within the fund, while awaiting more positive economic news. At the same time we stand ready to capitalize on the aforementioned opportunities in 2009.

MEMBERS Capital Advisors, Inc. - Adviser
David M. Schlimgen, CIMA(R), CIMC(R) and Patrick F. Ryan, CIMA(R), Portfolio Managers

--------------------------------------------------------------------------------
40

================================================================================
 TARGET RETIREMENT 2040 FUND PERFORMANCE REVIEW
--------------------------------------------------------------------------------

        CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT SINCE INCEPTION(1,3)

                        [CHART OF CUMULATIVE PERFORMANCE]

                           Target Retirement             Dow Jones Global Target
                                2040 Fund                      2040 Index(2)
10/01/2007                       $10,000                          $10,000
12/31/2007                         9,714                            9,777
12/31/2008                         5,668                            6,179

                                   [END CHART]

-------------------------------------------------------------------------------------------------------------------------
 CUMULATIVE TOTAL RETURN THROUGH DECEMBER 31, 2008(3)
                                                                                                                  Annual
                                                                                                                 Expense
                                                                               1 Year     Since Inception(4)      Ratio
                                                                              ------------------------------    ---------
TARGET RETIREMENT 2040 FUND                                                    -41.65%         -36.47%            1.41%
Dow Jones Global Target 2040 Index(2)                                          -36.80          -31.87               NA
-------------------------------------------------------------------------------------------------------------------------

    NA Not Applicable. Index returns do not reflect fees or expenses.
(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the securities that make up the index.
(2) The Dow Jones Global Target 2040 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2040 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.
(3) Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. The fund's past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-798-5500. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.
(4) The fund commenced investment operations on October 1, 2007. The since inception index returns are also from October 1, 2007.

--------------------------------------------------------------------------------

================================================================================
 CONSERVATIVE ALLOCATION FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

               PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2008

                       [PIE CHART OF PORTFOLIO ALLOCATION]

Debt Securities                                                         65%
Equity Securities                                                       25%
Foreign Equity Securities                                                9%
Money Market Securities and Other Net Assets                             1%

                                   [END CHART]

            PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL MARKET VALUE
                             AS OF DECEMBER 31, 2008

MEMBERS Bond Fund, Class Y                                              30%
T. Rowe Price Spectrum Income Fund                                      14%
Oppenheimer International Bond Fund, Class Y                            11%
MEMBERS High Income Fund, Class Y                                       10%
MEMBERS International Stock Fund, Class Y                                9%
MEMBERS Large Cap Growth Fund, Class Y                                   9%
MEMBERS Large Cap Value Fund, Class Y                                    6%
Victory Special Value Fund, Class I                                      6%
Fairholme Fund                                                           4%
SSgA Prime Money Market Fund                                             1%

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
INVESTMENT COMPANIES - 100.03%
--------------------------------------------------------------------------------------------------
              DEBT SECURITIES - 65.26%
  3,534,383   MEMBERS Bond Fund,
              Class Y (R) .....................................................       $ 35,379,173
  2,112,869   MEMBERS High Income Fund,
              Class Y (R) .....................................................         11,747,551
  2,236,649   Oppenheimer International
              Bond Fund, Class Y ..............................................         13,240,964
  1,527,238   T. Rowe Price Spectrum
              Income Fund .....................................................         15,776,370
                                                                                      ------------
                                                                                        76,144,058
                                                                                      ------------
              EQUITY SECURITIES - 24.94%
    212,814   Fairholme Fund ..................................................          4,647,859
    966,640   MEMBERS Large Cap Growth Fund,
              Class Y (R) .....................................................         10,101,384

    738,536   MEMBERS Large Cap Value Fund,
              Class Y (R) .....................................................          7,230,266
    695,099   Victory Special Value Fund,
              Class I .........................................................          7,124,762
                                                                                      ------------
                                                                                        29,104,271
                                                                                      ------------
              FOREIGN EQUITY SECURITIES - 9.22%
  1,309,422   MEMBERS International Stock
              Fund, Class Y (R) ...............................................         10,763,450
                                                                                      ------------
              MONEY MARKET SECURITIES - 0.60%
    694,484   SSgA Prime Money Market
              Fund ............................................................            694,484
                                                                                      ------------
              TOTAL INVESTMENT COMPANIES - 100.02%
              (Cost $139,127,930*) ............................................        116,706,263

NET OTHER ASSETS AND LIABILITIES - (0.02)%
--------------------------------------------------------------------------------------------------
                                                                                           (28,195)
TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $116,678,068

--------------------------------------------------------------------------------
   *    Aggregate cost for Federal tax purposes was $141,077,287.
 (R)    Affiliated Company (see Note 10).

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
42

================================================================================
 MODERATE ALLOCATION FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

               PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2008

                       [PIE CHART OF PORTFOLIO ALLOCATION]

Equity Securities                                                       39%
Debt Securities                                                         38%
Foreign Equity Securities                                               17%
Alternative Asset Classes                                                5%
Money Market Securities and Other Net Assets                             1%

                                   [END CHART]

            PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL MARKET VALUE
                             AS OF DECEMBER 31, 2008

MEMBERS Bond Fund, Class Y                                              17%
MEMBERS International Stock Fund, Class Y                               15%
MEMBERS Large Cap Growth Fund, Class Y                                  11%
MEMBERS Large Cap Value Fund, Class Y                                    9%
MEMBERS High Income Fund, Class Y                                        9%
T. Rowe Price Spectrum Income Fund                                       7%
Victory Special Value Fund, Class I                                      6%
Gateway Fund, Class Y                                                    5%
Fairholme Fund                                                           5%
Oppenheimer International Bond Fund, Class Y                             5%
MEMBERS Small Cap Value Fund, Class Y                                    3%
MEMBERS Mid Cap Growth Fund, Class Y                                     3%
MEMBERS Small Cap Growth Fund, Class Y                                   3%
Principal International Emerging Markets
  Fund, Institutional Class                                              1%
SSgA Prime Money Market Fund                                             1%

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
INVESTMENT COMPANIES - 100.03%
--------------------------------------------------------------------------------------------------
              ALTERNATIVE ASSET CLASSES - 5.42%
    546,609   Gateway Fund, Class Y ...........................................       $ 13,206,076
                                                                                      ------------
              DEBT SECURITIES - 38.34%
  4,203,715   MEMBERS Bond Fund,
              Class Y (R) .....................................................         42,079,187
  3,744,129   MEMBERS High Income Fund,
              Class Y (R) .....................................................         20,817,355
  2,085,183   Oppenheimer International
              Bond Fund, Class Y ..............................................         12,344,285
  1,764,475   T. Rowe Price Spectrum Income
              Fund ............................................................         18,227,026
                                                                                      ------------
                                                                                        93,467,853
                                                                                      ------------
              EQUITY SECURITIES - 39.11%
    590,007   Fairholme Fund ..................................................         12,885,751
  2,616,124   MEMBERS Large Cap Growth
              Fund, Class Y (R) ...............................................         27,338,491
  2,135,409   MEMBERS Large Cap Value Fund,
              Class Y (R) .....................................................         20,905,657
  1,698,065   MEMBERS Mid Cap Growth Fund,
              Class Y (R)* ....................................................          6,248,878
  1,063,762   MEMBERS Small Cap Growth Fund,
              Class Y (R)* ....................................................          5,999,620
    958,708   MEMBERS Small Cap
              Value Fund, Class Y (R) .........................................          6,557,561
  1,503,232   Victory Special Value Fund,
              Class I .........................................................         15,408,123
                                                                                      ------------
                                                                                        95,344,081
                                                                                      ------------
              FOREIGN EQUITY SECURITIES - 16.50%
  4,532,060   MEMBERS International Stock
              Fund, Class Y (R) ...............................................         37,253,534
    217,960   Principal International
              Emerging Markets Fund,
              Institutional Class .............................................          2,957,723
                                                                                      ------------
                                                                                        40,211,257
                                                                                      ------------
              MONEY MARKET SECURITIES - 0.65%
  1,590,257   SSgA Prime Money Market
              Fund ............................................................          1,590,257

              TOTAL INVESTMENT COMPANIES - 100.02%
              (Cost $316,873,798**) ...........................................        243,819,524

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 MODERATE ALLOCATION FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                    Value (Note 2)
                                                                                    --------------
NET OTHER ASSETS AND LIABILITIES - (0.02)%
--------------------------------------------------------------------------------------------------
                                                                                      $    (58,445)

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $243,761,079

--------------------------------------------------------------------------------
   *    Non-income producing.
  **    Aggregate cost for Federal tax purposes was $320,032,522.
 (R)    Affiliated Company (see Note 10).

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
44

================================================================================
 AGGRESSIVE ALLOCATION FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

               PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2008

                       [PIE CHART OF PORTFOLIO ALLOCATION]

Equity Securities                                                       55%
Foreign Equity Securities                                               28%
Debt Securities                                                          9%
Alternative Asset Classes                                                7%
Money Market Securities and Other Net Assets                             1%

                                   [END CHART]

            PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL MARKET VALUE
                             AS OF DECEMBER 31, 2008

MEMBERS International Stock Fund, Class Y                               21%
MEMBERS Large Cap Growth Fund, Class Y                                  15%
Victory Special Value Fund, Class I                                     10%
MEMBERS Large Cap Value Fund, Class Y                                    9%
Gateway Fund, Class Y                                                    7%
MEMBERS Mid Cap Growth Fund, Class Y                                     6%
MEMBERS Small Cap Value Fund, Class Y                                    5%
MEMBERS High Income Fund, Class Y                                        5%
Laudus International MarketMasters Fund                                  5%
Fairholme Fund                                                           5%
MEMBERS Small Cap Growth Fund, Class Y                                   5%
MEMBERS Bond Fund, Class Y                                               4%
Principal International Emerging Markets
  Fund, Institutional Class                                              2%
SSgA Prime Money Market Fund                                             1%

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
INVESTMENT COMPANIES - 100.02%
--------------------------------------------------------------------------------------------------
              ALTERNATIVE ASSET CLASSES - 7.34%
    211,324   Gateway Fund, Class Y ...........................................        $ 5,105,586
                                                                                       -----------
              DEBT SECURITIES - 8.91%
    261,024   MEMBERS Bond Fund,
              Class Y (R) .....................................................          2,612,846
    646,053   MEMBERS High Income Fund,
              Class Y (R) .....................................................          3,592,055
                                                                                       -----------
                                                                                         6,204,901
                                                                                       -----------
              EQUITY SECURITIES - 55.26%
    156,008   Fairholme Fund ..................................................          3,407,210
    993,435   MEMBERS Large Cap Growth Fund,
              Class Y (R) .....................................................         10,381,392
    653,959   MEMBERS Large Cap Value Fund,
              Class Y (R) .....................................................          6,402,258
  1,114,917   MEMBERS Mid Cap Growth Fund,
              Class Y (R)* ....................................................          4,102,894
    552,772   MEMBERS Small Cap Growth Fund,
              Class Y (R)* ....................................................          3,117,633
    555,395   MEMBERS Small Cap Value Fund,
              Class Y (R) .....................................................          3,798,901
    708,459   Victory Special Value Fund,
              Class I .........................................................          7,261,702
                                                                                       -----------
                                                                                        38,471,990
                                                                                       -----------
              FOREIGN EQUITY SECURITIES - 27.93%
    314,369   Laudus International Market Masters
              Fund ............................................................          3,432,908
  1,749,982   MEMBERS International Stock Fund,
              Class Y (R) .....................................................         14,384,856
    119,879   Principal International
              Emerging Markets Fund,
              Institutional Class .............................................          1,626,764
                                                                                       -----------
                                                                                        19,444,528
                                                                                       -----------
              MONEY MARKET SECURITIES - 0.58%
    405,285   SSgA Prime Money Market
              Fund ............................................................            405,285
                                                                                       -----------
              TOTAL INVESTMENT COMPANIES - 100.02%
              (Cost $99,316,354**) ............................................         69,632,290

NET OTHER ASSETS AND LIABILITIES - (0.02)%
--------------------------------------------------------------------------------------------------
                                                                                           (16,279)

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                       $69,616,011

--------------------------------------------------------------------------------
   *    Non-income producing.
  **    Aggregate cost for Federal tax purposes was $100,653,519.
 (R)    Affiliated Company (see Note 10).

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 MONEY MARKET FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

               PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2008

                       [PIE CHART OF PORTFOLIO ALLOCATION]

Federal Home Loan Mortgage Corp.                                        27%
Federal National Mortgage Association                                   27%
U.S. Treasury Bills                                                     19%
Federal Home Loan Bank                                                  12%
Commercial Paper                                                         8%
Cash and Other Net Assets                                                7%

                                   [END CHART]

--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
COMMERCIAL PAPER - 7.84% (A)
--------------------------------------------------------------------------------------------------
              HOUSEHOLD PRODUCTS - 2.51%
 $4,000,000   Proctor & Gamble Co.
              2.100%, due 01/06/09 ............................................       $  3,998,833
                                                                                      ------------
              OIL, GAS & CONSUMABLE FUELS - 1.88%
  3,000,000   Chevron Corp.
              1.050%, due 01/13/09 ............................................          2,998,950
                                                                                      ------------
              PHARMACEUTICALS - 3.45%
  5,500,000   Johnson & Johnson
              0.750%, due 01/12/09 ............................................          5,498,740
                                                                                      ------------
              TOTAL COMMERCIAL PAPER
              (Cost $12,496,523) ..............................................         12,496,523

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 85.06%
--------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN BANK - 12.12% (A)
  3,000,000   0.040%, due 01/05/09 ............................................          2,999,987
  2,053,000   0.010%, due 01/06/09 ............................................          2,052,997
  4,500,000   0.010%, due 01/07/09 ............................................          4,499,992
    760,000   0.050%, due 01/07/09 ............................................            759,994
  5,500,000   0.010%, due 01/08/09 ............................................          5,499,989
  3,500,000   0.030%, due 01/09/09 ............................................          3,499,977
                                                                                      ------------
                                                                                        19,312,936
                                                                                      ------------
              FEDERAL HOME LOAN MORTGAGE CORP. - 27.29%
  2,500,000   0.500%, due 01/02/09 (A).........................................          2,499,965
  4,585,000   0.010%, due 01/09/09 (A).........................................          4,584,990
    650,000   5.250%, due 01/12/09 ............................................            650,990
  3,000,000   0.050%, due 01/27/09 (A).........................................          2,999,892
  2,500,000   0.120%, due 01/30/09 (A).........................................          2,499,758
  2,500,000   0.550%, due 02/03/09 (A).........................................          2,498,740
  1,500,000   0.600%, due 02/03/09 (A).........................................          1,499,175
  5,500,000   0.900%, due 02/09/09 (A).........................................          5,494,637
  3,600,000   0.751%, due 02/11/09 (A).........................................          3,596,921
  5,250,000   1.000%, due 02/23/09 (A).........................................          5,242,271
    500,000   0.200%, due 03/09/09 (A).........................................            499,814
  2,500,000   0.250%, due 03/13/09 (A).........................................          2,498,767
    915,000   5.750%, due 03/15/09 ............................................            925,188
  3,000,000   0.320%, due 06/09/09 (A).........................................          2,995,760
  5,000,000   1.801%, due 10/08/09 (G) ........................................          4,997,979
                                                                                      ------------
                                                                                        43,484,847
                                                                                      ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 26.53%
  7,508,000   5.250%, due 01/15/09 ............................................          7,522,188
  1,000,000   0.700%, due 01/20/09 (A).........................................            999,631
  5,750,000   0.750%, due 01/26/09 (A).........................................          5,747,005
  2,250,000   4.000%, due 01/26/09 ............................................          2,255,330
  5,000,000   1.010%, due 01/28/09 (A).........................................          4,996,213
  2,750,000   0.500%, due 01/30/09 (A).........................................          2,748,892
  3,907,000   0.600%, due 02/02/09 (A).........................................          3,904,916
  2,000,000   0.550%, due 02/09/09 (A).........................................          1,998,808
  3,766,000   0.050%, due 02/17/09 (A).........................................          3,765,754
  1,000,000   0.200%, due 02/17/09 (A).........................................            999,739
  5,500,000   1.220%, due 02/17/09 (A).........................................          5,491,240
  1,850,000   1.020%, due 02/27/09 (A).........................................          1,847,012
                                                                                      ------------
                                                                                        42,276,728
                                                                                      ------------
              U.S. TREASURY BILLS - 19.12% (A)
  1,750,000   0.727%, due 01/02/09 ............................................          1,749,965
  5,000,000   1.812%, due 01/29/09 ............................................          4,992,953
  5,750,000   0.490%, due 02/05/09 ............................................          5,747,264
  6,250,000   0.018%, due 03/12/09 ............................................          6,249,787
  6,000,000   0.010%, due 04/02/09 ............................................          5,999,848
  5,750,000   1.480%, due 04/23/09 ............................................          5,723,534
                                                                                      ------------
                                                                                        30,463,351
                                                                                      ------------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $135,537,862) .............................................        135,537,862

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
46

================================================================================
 MONEY MARKET FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
              INVESTMENT COMPANIES - 6.79%
  5,502,602   SEI Daily Income Trust
              Treasury II Fund ................................................       $  5,502,602
  5,310,174   SSgA US Treasury Money Market
              Fund ............................................................          5,310,174
                                                                                      ------------
              TOTAL INVESTMENT COMPANIES
              (Cost $10,812,776) ..............................................         10,812,776

TOTAL INVESTMENTS - 99.69%
--------------------------------------------------------------------------------------------------
(Cost $158,847,161**) .........................................................        158,847,161

NET OTHER ASSETS AND LIABILITIES - 0.31%
--------------------------------------------------------------------------------------------------
                                                                                           501,504

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $159,348,665

--------------------------------------------------------------------------------
  **    Aggregate cost for Federal tax purposes was $158,847,161.
 (A)    Rate noted represents annualized yield at time of purchase.
 (G)    Floating rate note. Date shown is next reset date.

        The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

               PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2008

                       [PIE CHART OF PORTFOLIO ALLOCATION]

U.S. Government and Agency Obligations                                  33%
Mortgage Backed                                                         30%
Corporate Notes and Bonds                                               24%
Commercial Mortgage Backed                                               7%
Asset Backed                                                             3%
Cash and Other Net Assets                                                2%
Private Label Mortgage Backed                                            1%

                                   [END CHART]

--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
ASSET BACKED - 2.89%
--------------------------------------------------------------------------------------------------
$   652,045   ABSC Long Beach Home Equity Loan
              Trust, Series 2000-LB1, Class AF5 (M)
              8.550%, due 09/21/30 ............................................       $    649,924
  1,543,674   Ameriquest Mortgage Securities, Inc.,
              Series 2004-FR1, Class M2 (M)
              5.207%, due 05/25/34 ............................................            417,142
  3,820,000   Chase Issuance Trust,
              Series 2007-A17, Class A
              5.120%, due 10/15/14 ............................................          3,433,718
  2,720,000   Daimler Chrysler Auto Trust,
              Series 2007-A, Class A3A
              5.000%, due 02/08/12 ............................................          2,639,052
  2,000,000   GMAC Mortgage Corp. Loan Trust,
              Series 2004-HE2, Class M1 (G)
              3.950%, due 10/25/33 ............................................          1,780,825
  1,575,432   Green Tree Financial Corp.,
              Series 1998-2, Class A6 (G)
              6.810%, due 12/01/27 ............................................          1,216,959
  2,750,000   MBNA Master Credit Card Trust,
              Series 1999-B, Class A
              5.900%, due 08/15/11 ............................................          2,738,983
  3,500,000   New Century Home Equity Loan Trust,
              Series 2003-5, Class AI5 (G)
              5.500%, due 11/25/33 ............................................          2,373,004
  2,475,000   Renaissance Home Equity Loan Trust,
              Series 2005-4, Class M9 (M)
              7.000%, due 02/25/36 ............................................          1,202,221
  1,395,104   Wells Fargo Home Equity Trust,
              Series 2004-2, Class M8A (C)(G)
              3.471%, due 05/25/34 ............................................            124,248
                                                                                      ------------
              TOTAL ASSET BACKED
              (Cost $22,267,270) ..............................................         16,576,076

COMMERCIAL MORTGAGE BACKED - 6.91%
--------------------------------------------------------------------------------------------------
    626,103   Bear Stearns Commercial Mortgage
              Securities, Series 2001-TOP4, Class A1
              5.060%, due 11/15/16 ............................................            610,429
  4,100,000   Bear Stearns Commercial Mortgage
              Securities, Series 2003-T10,
              Class E (C)(G)
              5.540%, due 03/13/40 ............................................          1,465,317
  2,800,000   Bear Stearns Commercial
              Mortgage Securities,
              Series 2004-T16, Class A6 (G)
              4.750%, due 02/13/46 ............................................          2,299,248
  1,810,000   Bear Stearns Commercial
              Mortgage Securities,
              Series 2005-T20, Class F (C)(G)
              5.151%, due 10/12/42 ............................................            438,096
  4,200,000   Government National
              Mortgage Association,
              Series 2004-43, Class C (G)
              5.008%, due 12/16/25 ............................................          4,308,654
  3,000,000   Greenwich Capital Commercial
              Funding Corp.,
              Series 2004-GG1, Class A7 (G)
              5.317%, due 06/10/36 ............................................          2,495,830
  3,549,866   LB-UBS Commercial Mortgage Trust,
              Series 2004-C1, Class A2
              3.624%, due 01/15/29 ............................................          3,447,243
  3,200,000   LB-UBS Commercial Mortgage Trust,
              Series 2004-C8, Class A6 (G)
              4.799%, due 12/15/29 ............................................          2,646,496
  5,550,000   Morgan Stanley Capital I,
              Series 2004-HQ4, Class A7
              4.970%, due 04/14/40 ............................................          4,661,697
  5,740,000   Morgan Stanley Capital I,
              Series 2006-IQ12, Class ANM
              5.310%, due 12/15/43 ............................................          5,229,227
  7,000,000   Morgan Stanley Capital I,
              Series 2004-T13, Class A3
              4.390%, due 09/13/45 ............................................          6,289,970
  1,695,000   Multi Security Asset Trust,
              Series 2005-RR4A, Class J (C)(G)
              5.880%, due 11/28/35 ............................................            204,332

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
48

================================================================================
 BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
COMMERCIAL MORTGAGE BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------
 $5,490,258   Wachovia Bank Commercial
              Mortgage Trust,
              Series 2003-C8, Class A2
              3.894%, due 11/15/35 ............................................       $  5,473,558
                                                                                      ------------
              TOTAL COMMERCIAL MORTGAGE BACKED
              (Cost $48,516,715) ..............................................         39,570,097

PRIVATE LABEL MORTGAGE BACKED - 0.92%
--------------------------------------------------------------------------------------------------
  5,241,906   Banc of America Alternative Loan Trust,
              Series 2005-12, Class 3CB1
              6.000%, due 01/25/36 ............................................          4,085,411
  2,450,950   Banc of America Alternative Loan Trust,
              Series 2006-3, Class 2CB1
              6.000%, due 04/25/36 ............................................          1,174,924
                                                                                      ------------
              TOTAL PRIVATE LABEL MORTGAGE BACKED
              (Cost $7,673,565) ...............................................          5,260,335

CORPORATE NOTES AND BONDS - 24.01%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 0.88%
  2,500,000   American Association of
              Retired Persons (C)
              7.500%, due 05/01/31 ............................................          2,587,963
  4,400,000   Erac USA Finance Co. (C)
              6.700%, due 06/01/34 ............................................          2,417,870
                                                                                      ------------
                                                                                         5,005,833
                                                                                      ------------
              CONSUMER STAPLES - 0.82%
  1,250,000   Coca-Cola Enterprises, Inc.
              4.375%, due 09/15/09 ............................................          1,254,258
  2,330,000   Diageo Capital PLC (D)
              5.500%, due 09/30/16 ............................................          2,233,335
  1,165,000   PepsiCo, Inc./NC
              4.650%, due 02/15/13 ............................................          1,197,830
                                                                                      ------------
                                                                                         4,685,423
                                                                                      ------------
              ENERGY - 1.33%
  2,460,000   Hess Corp.
              7.875%, due 10/01/29 ............................................          2,361,556
  1,400,000   Transocean, Inc.
              6.000%, due 03/15/18 ............................................          1,275,121
  2,310,000   Transocean, Ltd.
              7.500%, due 04/15/31 ............................................          2,172,162
  2,275,000   Valero Energy Corp.
              7.500%, due 04/15/32 ............................................          1,818,915
                                                                                      ------------
                                                                                         7,627,754
                                                                                      ------------
              FINANCE - 4.70%
  2,500,000   American General Finance
              Corp., Series H
              4.625%, due 09/01/10 ............................................          1,266,482
  2,885,000   American General Finance Corp.
              5.850%, due 06/01/13 ............................................          1,095,763
  1,165,000   Bank of America Corp.
              5.750%, due 12/01/17 ............................................          1,163,184
  2,200,000   Bear Stearns Cos. LLC/The
              7.250%, due 02/01/18 ............................................          2,410,883
  2,725,000   CIT Group, Inc.
              7.625%, due 11/30/12 ............................................          2,300,361
  1,250,000   General Electric Global Insurance
              Holding Corp.
              7.000%, due 02/15/26 ............................................          1,183,999
  1,680,000   General Electric Global Insurance
              Holding Corp.
              7.750%, due 06/15/30 ............................................          1,648,320
  2,750,000   Goldman Sachs Group, Inc./The
              5.700%, due 09/01/12 ............................................          2,622,227
  3,135,000   Lehman Brothers Holdings, Inc. (E)
              5.750%, due 01/03/17 ............................................                313
  2,740,000   Merrill Lynch & Co., Inc.
              6.150%, due 04/25/13 ............................................          2,715,036
  2,700,000   SLM Corp.
              5.125%, due 08/27/12 ............................................          2,020,569
  1,250,000   Textron Financial Corp.
              6.000%, due 11/20/09 ............................................          1,167,544
    750,000   UBS AG/Stamford Branch
              5.750%, due 04/25/18 ............................................            680,696
  2,000,000   US Bank NA/Cincinnati, OH
              6.300%, due 02/04/14 ............................................          2,071,092
  2,735,000   Wells Fargo & Co.
              5.250%, due 10/23/12 ............................................          2,804,456
  2,065,000   Western Union Co./The
              5.930%, due 10/01/16 ............................................          1,764,782
                                                                                      ------------
                                                                                        26,915,707
                                                                                      ------------
              FOOD & DRUG RETAILERS - 0.58%
  3,450,000   Medco Health Solutions, Inc.
              7.250%, due 08/15/13 ............................................          3,345,044
                                                                                      ------------
              FORESTRY/PAPER - 0.34%
  3,000,000   Weyerhaeuser Co.
              7.375%, due 03/15/32 ............................................          1,947,750
                                                                                      ------------
              HEALTH CARE - 3.05%
  2,600,000   Eli Lilly & Co.
              6.570%, due 01/01/16 ............................................          2,833,329
  1,740,000   Genentech, Inc.
              5.250%, due 07/15/35 ............................................          1,649,457

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              HEALTH CARE (CONTINUED)
 $3,960,000   Merck & Co., Inc./NJ
              5.750%, due 11/15/36 ............................................       $  4,169,975
  3,500,000   Quest Diagnostics, Inc./DE
              5.450%, due 11/01/15 ............................................          3,070,585
  3,600,000   WellPoint, Inc.
              5.000%, due 12/15/14 ............................................          3,127,011
  2,370,000   Wyeth
              6.500%, due 02/01/34 ............................................          2,627,991
                                                                                      ------------
                                                                                        17,478,348
                                                                                      ------------
              INDUSTRIALS - 2.94%
    760,000   Boeing Co.
              8.625%, due 11/15/31 ............................................            963,683
  1,380,000   Boeing Co.
              6.875%, due 10/15/43 ............................................          1,439,055
  1,140,000   DR Horton, Inc.
              5.250%, due 02/15/15 ............................................            718,200
    585,000   EI Du Pont de Nemours & Co.
              5.000%, due 01/15/13 ............................................            590,293
  3,200,000   General Electric Co.
              5.000%, due 02/01/13 ............................................          3,236,131
  1,800,000   GMAC LLC
              7.250%, due 03/02/11 ............................................          1,529,703
  1,450,000   Lockheed Martin Corp.
              7.650%, due 05/01/16 ............................................          1,671,202
  2,465,000   Waste Management, Inc.
              7.125%, due 12/15/17 ............................................          2,296,236
  2,250,000   Westvaco Corp.
              8.200%, due 01/15/30 ............................................          1,712,439
  2,870,000   WM Wrigley Jr. Co.
              4.300%, due 07/15/10 ............................................          2,669,100
                                                                                      ------------
                                                                                        16,826,042
                                                                                      ------------
              MEDIA - 1.11%
  3,080,000   Comcast Cable Communications
              Holdings, Inc.
              9.455%, due 11/15/22 ............................................          3,450,703
  3,000,000   Rogers Cable, Inc. (D)
              6.250%, due 06/15/13 ............................................          2,871,549
                                                                                      ------------
                                                                                         6,322,252
                                                                                      ------------
              OFFICE ELECTRONICS - 0.40%
  2,640,000   Xerox Corp.
              6.875%, due 08/15/11 ............................................          2,282,034
                                                                                      ------------
              REAL ESTATE INVESTMENT TRUSTS - 0.35%
  2,725,000   HCP, Inc.
              6.700%, due 01/30/18 ............................................          1,306,700
  1,060,000   Simon Property Group L.P.
              5.875%, due 03/01/17 ............................................            707,883
                                                                                      ------------
                                                                                         2,014,583
                                                                                      ------------
              TELECOMMUNICATIONS - 1.42%
  2,400,000   Cisco Systems, Inc.
              5.500%, due 02/22/16 ............................................          2,542,022
  4,225,000   New Cingular Wireless Services, Inc.
              7.875%, due 03/01/11 ............................................          4,373,902
  1,750,000   Sprint Nextel Corp.
              6.000%, due 12/01/16 ............................................          1,233,750
                                                                                      ------------
                                                                                         8,149,674
                                                                                      ------------
              TRANSPORTATION - 1.01%
  2,925,000   Burlington Northern Santa Fe Corp.
              8.125%, due 04/15/20 ............................................          3,185,331
  1,268,000   Norfolk Southern Corp.
              5.590%, due 05/17/25 ............................................          1,136,517
  1,400,000   Norfolk Southern Corp.
              7.050%, due 05/01/37 ............................................          1,464,014
      7,633   Southwest Airlines Co. 1994-A
              Pass Through Trust, Series A3
              8.700%, due 07/01/11 ............................................              7,623
                                                                                      ------------
                                                                                         5,793,485
                                                                                      ------------
              UTILITIES - 5.08%
  2,750,000   Consumers Energy Co.
              5.650%, due 04/15/20 ............................................          2,575,339
  2,000,000   Energy East Corp.
              8.050%, due 11/15/10 ............................................          2,079,260
  2,940,000   Illinois Power Co.
              7.500%, due 06/15/09 ............................................          2,951,448
  3,445,000   Indianapolis Power & Light Co. (C)
              6.050%, due 10/01/36 ............................................          3,032,324
  2,925,000   Pacific Gas & Electric Co.
              6.050%, due 03/01/34 ............................................          3,106,523
  2,400,000   Progress Energy, Inc.
              7.750%, due 03/01/31 ............................................          2,402,906
  3,250,000   Sierra Pacific Power Co., Series M
              6.000%, due 05/15/16 ............................................          3,110,123
  3,500,000   Southern Power Co., Series B
              6.250%, due 07/15/12 ............................................          3,577,735
  2,165,000   Southwestern Electric Power Co.,
              Series E
              5.550%, due 01/15/17 ............................................          1,993,391
  1,165,000   Virginia Electric and Power Co.
              5.100%, due 11/30/12 ............................................          1,138,930
  3,000,000   Wisconsin Electric Power Co.
              6.500%, due 06/01/28 ............................................          3,105,006
                                                                                      ------------
                                                                                        29,072,985
                                                                                      ------------
              TOTAL CORPORATE NOTES AND BONDS
              (Cost $158,193,212) .............................................        137,466,914

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
50

================================================================================
 BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
MORTGAGE BACKED - 30.26%
--------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORP. - 4.36%
 $3,293,856   5.000%, due 05/01/18
              Pool # E96322 ...................................................       $  3,400,318
    103,137   8.000%, due 06/01/30
              Pool # C01005 ...................................................            109,403
    437,857   7.000%, due 03/01/31
              Pool # C48129 ...................................................            460,146
    258,972   6.500%, due 03/01/32
              Pool # C65648 ...................................................            270,221
  3,806,621   5.000%, due 07/01/33
              Pool # A11325 ...................................................          3,899,569
    799,640   6.000%, due 10/01/34
              Pool # A28439 ...................................................            825,537
    813,709   6.000%, due 10/01/34
              Pool # A28598 ...................................................            840,062
  5,856,620   5.500%, due 11/01/34
              Pool # A28282 ...................................................          6,006,030
    506,906   5.000%, due 04/01/35
              Pool # A32314 ...................................................            518,729
  1,257,402   5.000%, due 04/01/35
              Pool # A32315 ...................................................          1,286,730
  1,305,002   5.000%, due 04/01/35
              Pool # A32316 ...................................................          1,335,440
    384,479   5.000%, due 04/01/35
              Pool # A32509 ...................................................            393,446
  5,528,537   5.000%, due 01/01/37
              Pool # A56371 ...................................................          5,656,620
                                                                                      ------------
                                                                                        25,002,251
                                                                                      ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 25.80%
  2,526,269   4.000%, due 04/01/15
              Pool # 255719 ...................................................          2,562,119
  3,292,380   5.500%, due 04/01/16
              Pool # 745444 ...................................................          3,442,839
    177,951   6.000%, due 05/01/16
              Pool # 582558 ...................................................            185,402
    861,563   5.500%, due 09/01/17
              Pool # 657335 ...................................................            891,980
  1,122,195   5.500%, due 02/01/18
              Pool # 673194 ...................................................          1,161,813
  3,483,044   5.000%, due 05/01/20
              Pool # 813965 ...................................................          3,584,736
  3,371,840   4.500%, due 09/01/20
              Pool # 835465 ...................................................          3,455,534
    444,512   6.000%, due 05/01/21
              Pool # 253847 ...................................................            460,284
    148,090   7.000%, due 12/01/29
              Pool # 762813 ...................................................            156,803
    201,187   7.000%, due 11/01/31
              Pool # 607515 ...................................................            212,885
    324,135   6.500%, due 03/01/32
              Pool # 631377 ...................................................            338,215
      5,285   7.000%, due 04/01/32
              Pool # 641518 ...................................................              5,592
    381,523   7.000%, due 05/01/32
              Pool # 644591 ...................................................            403,706
  3,283,329   6.500%, due 06/01/32
              Pool # 545691 ...................................................          3,425,948
  4,594,285   5.500%, due 04/01/33
              Pool # 690206 ...................................................          4,720,824
  5,765,287   5.000%, due 10/01/33
              Pool # 254903 ...................................................          5,901,557
  5,849,565   5.500%, due 11/01/33
              Pool # 555880 ...................................................          6,010,678
    106,819   5.000%, due 05/01/34
              Pool # 782214 ...................................................            109,277
  1,456,435   5.000%, due 06/01/34
              Pool # 778891 ...................................................          1,489,950
  5,764,002   5.500%, due 06/01/34
              Pool # 780384 ...................................................          5,919,155
     85,152   7.000%, due 07/01/34
              Pool # 792636 ...................................................             89,631
    642,197   5.500%, due 08/01/34
              Pool # 793647 ...................................................            659,484
  2,837,144   5.500%, due 03/01/35
              Pool # 810075 ...................................................          2,911,740
  3,053,021   5.500%, due 03/01/35
              Pool # 815976 ...................................................          3,133,293
  3,580,556   5.500%, due 07/01/35
              Pool # 825283 ...................................................          3,674,698
  4,441,950   5.000%, due 08/01/35
              Pool # 829670 ...................................................          4,541,389
  2,110,259   5.500%, due 08/01/35
              Pool # 826872 ...................................................          2,165,743
  3,447,389   5.000%, due 09/01/35
              Pool # 820347 ...................................................          3,524,563
  3,594,087   5.000%, due 09/01/35
              Pool # 835699 ...................................................          3,674,545
  6,014,843   5.000%, due 10/01/35
              Pool # 797669 ...................................................          6,149,493
    862,310   5.500%, due 10/01/35
              Pool # 836912 ...................................................            884,982
  4,915,192   5.000%, due 11/01/35
              Pool # 844809 ...................................................          5,025,225
  4,870,021   5.000%, due 12/01/35
              Pool # 850561 ...................................................          4,979,043
  1,732,415   5.500%, due 02/01/36
              Pool # 851330 ...................................................          1,777,965
  1,805,443   5.500%, due 10/01/36
              Pool # 896340 ...................................................          1,852,913

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
MORTGAGE BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$ 9,285,492   5.500%, due 10/01/36
              Pool # 901723 ...................................................       $  9,529,632
  4,941,080   6.500%, due 10/01/36
              Pool # 894118 ...................................................          5,137,951
  5,417,432   6.000%, due 11/01/36
              Pool # 902510 ...................................................          5,599,779
  4,664,088   5.500%, due 02/01/37
              Pool # 905140 ...................................................          4,786,719
  5,045,170   5.500%, due 05/01/37
              Pool # 899323 ...................................................          5,177,537
  3,127,402   5.500%, due 05/01/37
              Pool # 928292 ...................................................          3,209,454
  5,688,572   6.000%, due 10/01/37
              Pool # 947563 ...................................................          5,862,707
  6,089,477   5.500%, due 07/01/38
              Pool # 986973 ...................................................          6,248,633
  6,146,812   5.000%, due 08/01/38
              Pool # 988934 ...................................................          6,282,495
  6,158,558   6.500%, due 08/01/38
              Pool # 987711 ...................................................          6,402,976
                                                                                      ------------
                                                                                       147,721,887
                                                                                      ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.10%
     73,136   8.000%, due 10/20/15
              Pool # 002995 ...................................................             77,755
    245,553   6.500%, due 02/20/29
              Pool # 002714 ...................................................            258,516
    215,925   6.500%, due 04/20/31
              Pool # 003068 ...................................................            227,382
                                                                                      ------------
                                                                                           563,653
                                                                                      ------------
              TOTAL MORTGAGE BACKED
              (Cost $166,995,915) .............................................        173,287,791

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 32.56%
--------------------------------------------------------------------------------------------------
              FEDERAL FARM CREDIT BANK - 0.83%
  4,000,000   5.875%, due 10/03/16 ............................................          4,781,868
                                                                                      ------------
              FEDERAL HOME LOAN MORTGAGE
              CORP. - 1.55%
  2,500,000   4.875%, due 11/15/13 ............................................          2,789,335
  5,500,000   4.500%, due 01/15/14 ............................................          6,066,500
                                                                                      ------------
                                                                                         8,855,835
                                                                                      ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.20%
  2,400,000   5.250%, due 08/01/12 ............................................          2,529,648
  3,905,000   4.625%, due 10/15/14 ............................................          4,335,847
                                                                                      ------------
                                                                                         6,865,495
                                                                                      ------------
              U.S. TREASURY BONDS - 3.14%
  1,000,000   10.625%, due 08/15/15 ...........................................          1,513,984
  7,350,000   6.625%, due 02/15/27 ............................................         10,991,697
  4,000,000   4.500%, due 05/15/38 ............................................          5,459,376
                                                                                      ------------
                                                                                        17,965,057
                                                                                      ------------
              U.S. TREASURY NOTES - 25.84%
 12,000,000   2.625%, due 03/15/09 ............................................         12,058,596
  3,640,000   4.875%, due 05/31/09 ............................................          3,709,386
  2,000,000   3.500%, due 02/15/10 ............................................          2,071,094
  1,400,000   2.125%, due 04/30/10 ............................................          1,433,468
  9,625,000   3.875%, due 05/15/10 ............................................         10,090,831
  4,750,000   3.875%, due 09/15/10 ............................................          5,030,174
 13,000,000   4.500%, due 11/15/10 ............................................         13,957,736
  1,485,000   4.750%, due 03/31/11 ............................................          1,617,141
 23,100,000   4.625%, due 12/31/11 ............................................         25,581,448
  6,425,000   4.625%, due 02/29/12 ............................................          7,134,763
  6,000,000   4.875%, due 06/30/12 ............................................          6,743,904
  4,000,000   3.625%, due 05/15/13 ............................................          4,395,000
  6,150,000   4.250%, due 08/15/14 ............................................          7,068,656
  6,565,000   4.250%, due 11/15/14 ............................................          7,595,397
  2,750,000   4.000%, due 02/15/15 ............................................          3,133,281
  8,900,000   4.250%, due 08/15/15 ............................................         10,335,125
 13,100,000   4.625%, due 02/15/17 ............................................         15,492,794
  5,370,000   4.500%, due 05/15/17 ............................................          6,301,362
  3,600,000   4.250%, due 11/15/17 ............................................          4,193,719
                                                                                      ------------
                                                                                       147,943,875
                                                                                      ------------
               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $166,104,101) ................                                    186,412,130

Shares
------
INVESTMENT COMPANY - 1.29%
--------------------------------------------------------------------------------------------------
  7,367,332   SSgA Prime Money Market
              Fund ............................................................          7,367,332
                                                                                      ------------
              TOTAL INVESTMENT COMPANY
              (Cost $7,367,332) ...............................................          7,367,332

TOTAL INVESTMENTS - 98.84%
--------------------------------------------------------------------------------------------------
(Cost $577,118,110**) .........................................................        565,940,675

NET OTHER ASSETS AND LIABILITIES - 1.16%
--------------------------------------------------------------------------------------------------
                                                                                         6,621,728

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $572,562,403

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
52

================================================================================
 BOND FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  **    Aggregate cost for Federal tax purposes was $577,424,124.
 (C)    Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.89% of total net assets.
 (E)    In Default. Issuer is bankrupt.
 (G)    Floating rate or variable rate note. Rate shown is as of December 31,
        2008.
 (M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.
 PLC    Public Limited Company.

        The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

           SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                       AS OF DECEMBER 31, 2008

Health Care                                                             12%
Utilities                                                               11%
Cash and Other Net Assets                                                9%
Media - Cable                                                            8%
Telecommunications                                                       8%
Support Services                                                         7%
Media - Diversified and Services                                         5%
Oil and Gas                                                              5%
Environmental                                                            4%
Technology                                                               4%
Gaming                                                                   3%
Beverage/Food                                                            3%
Packaging                                                                3%
Consumer Products                                                        3%
Forestry/Paper                                                           2%
Transportation                                                           2%
Media - Broadcasting                                                     2%
General Industrial and Manufacturing                                     1%
Chemicals                                                                1%
Automotive                                                               1%
Aerospace/Defense                                                        1%
Metals and Mining                                                        1%
Leisure and Entertainment                                                1%
Food and Drug Retailers                                                  1%
Non Food and Drug Retailers                                              1%
Real Estate Investment Trusts                                            1%
Restaurants                                                              0%*
Hotels                                                                   0%*
Investment Management                                                    0%*

* Rounds to 0%

--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS - 90.73%
--------------------------------------------------------------------------------------------------
              AEROSPACE/DEFENSE - 1.24%
 $  250,000   Alliant Techsystems, Inc.
              6.750%, due 04/01/16 ............................................       $    225,000
    500,000   DRS Techologies, Inc.
              6.625%, due 02/01/16 ............................................            500,000
    500,000   Moog, Inc. (C)
              7.250%, due 06/15/18 ............................................            400,000
                                                                                      ------------
                                                                                         1,125,000
                                                                                      ------------
              AUTOMOTIVE - 1.30%
  1,300,000   Goodyear Tire &
              Rubber Co./The (G)
              6.318%, due 12/01/09 ............................................          1,183,000
                                                                                      ------------
              BEVERAGE/FOOD - 2.76%
    500,000   B&G Foods, Inc.
              8.000%, due 10/01/11 ............................................            425,000
    500,000   Constellation Brands, Inc.
              7.250%, due 05/15/17 ............................................            472,500
    250,000   Constellation Brands,
              Inc., Series B
              8.125%, due 01/15/12 ............................................            236,250
  1,000,000   Del Monte Corp.
              8.625%, due 12/15/12 ............................................            970,000
    180,000   Michael Foods, Inc.
              8.000%, due 11/15/13 ............................................            154,800
    350,000   NBTY, Inc.
              7.125%, due 10/01/15 ............................................            248,500
                                                                                      ------------
                                                                                         2,507,050
                                                                                      ------------
              CHEMICALS - 1.51%
    450,000   Airgas, Inc. (C)
              7.125%, due 10/01/18 ............................................            384,750
    500,000   Nalco Co.
              7.750%, due 11/15/11 ............................................            480,000
    600,000   Nalco Co.
              8.875%, due 11/15/13 ............................................            507,000
                                                                                      ------------
                                                                                         1,371,750
                                                                                      ------------
              CONSUMER PRODUCTS - 2.63%
    150,000   Church & Dwight Co., Inc.
              6.000%, due 12/15/12 ............................................            144,000
    240,000   Da-Lite Screen Co., Inc.
              9.500%, due 05/15/11 ............................................            211,200
    500,000   Jarden Corp.
              7.500%, due 05/01/17 ............................................            341,250
    900,000   Leslie's Poolmart
              7.750%, due 02/01/13 ............................................            720,000
    500,000   Visant Corp.
              7.625%, due 10/01/12 ............................................            410,000
    750,000   Visant Holding Corp.
              8.750%, due 12/01/13 ............................................            555,000
                                                                                      ------------
                                                                                         2,381,450
                                                                                      ------------
              ENVIRONMENTAL - 3.59%
  1,500,000   Allied Waste North America,
              Inc., Series B
              7.125%, due 05/15/16 ............................................         1,365,000
  1,000,000   Casella Waste Systems, Inc.
              9.750%, due 02/01/13 ............................................            800,000
    500,000   Waste Services, Inc.
              9.500%, due 04/15/14 ............................................            355,000
  1,000,000   WCA Waste Corp.
              9.250%, due 06/15/14 ............................................            740,000
                                                                                      ------------
                                                                                         3,260,000
                                                                                      ------------
              FOOD & DRUG RETAILERS - 0.71%
    250,000   Stater Brothers Holdings
              8.125%, due 06/15/12 ............................................            226,250

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
54

================================================================================
 HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              FOOD & DRUG RETAILERS (CONTINUED)
 $  500,000   Stater Brothers Holdings
              7.750%, due 04/15/15 ............................................       $    420,000
                                                                                      ------------
                                                                                           646,250
                                                                                      ------------
              FORESTRY/PAPER - 2.02%
    250,000   Domtar Corp.
              7.875%, due 10/15/11 ............................................            212,500
    750,000   Georgia-Pacific LLC (C)
              7.125%, due 01/15/17 ............................................            630,000
    250,000   Graphic Packaging
              International, Inc.
              8.500%, due 08/15/11 ............................................            208,750
    750,000   Rock-Tenn Co. (C)
              9.250%, due 03/15/16 ............................................            697,500
    200,000   Verso Paper Holdings LLC/
              Verso Paper, Inc., Series B
              9.125%, due 08/01/14 ............................................             79,000
                                                                                      ------------
                                                                                         1,827,750
                                                                                      ------------
              GAMING - 3.31%
    200,000   Chukchansi Economic
              Development Authority (C)(G)
              6.095%, due 11/15/12 ............................................             99,500
    650,000   Global Cash Access LLC/
              Global Cash Finance Corp.
              8.750%, due 03/15/12 ............................................            520,000
    300,000   Penn National Gaming, Inc.
              6.750%, due 03/01/15 ............................................            228,000
    100,000   Pinnacle Entertainment, Inc.
              8.250%, due 03/15/12 ............................................             76,000
    750,000   Scientific Games Corp. (C)
              7.875%, due 06/15/16 ............................................            603,750
  1,000,000   Seneca Gaming Corp., Series B
              7.250%, due 05/01/12 ............................................            805,000
    750,000   Shuffle Master, Inc. (P)
              1.250%, due 04/15/24 ............................................            671,250
                                                                                      ------------
                                                                                         3,003,500
                                                                                      ------------
              GENERAL INDUSTRIAL &
              MANUFACTURING - 1.54%
    750,000   Baldor Electric Co.
              8.625%, due 02/15/17 ............................................            558,750
    250,000   Chart Industries, Inc.
              9.125%, due 10/15/15 ............................................            187,500
    750,000   SPX Corp. (C)
              7.625%, due 12/15/14 ............................................            652,500
                                                                                      ------------
                                                                                         1,398,750
                                                                                      ------------
              HEALTH CARE - 11.58%
    400,000   Advanced Medical Optics,
              Inc. (P)
              3.250%, due 08/01/26 ............................................            140,000
    750,000   Biomet, Inc.
              10.000%, due 10/15/17 ...........................................            720,000
    750,000   Carriage Services, Inc.
              7.875%, due 01/15/15 ............................................            592,500
  1,250,000   CHS/Community Health
              Systems, Inc.
              8.875%, due 07/15/15 ............................................          1,150,000
  1,500,000   DaVita, Inc.
              7.250%, due 03/15/15 ............................................          1,425,000
    650,000   DJO Finance LLC/DJO
              Finance Corp.
              10.875%, due 11/15/14 ...........................................            468,000
    750,000   HCA, Inc./DE
              8.750%, due 09/01/10 ............................................            720,000
    500,000   HCA, Inc./DE
              6.750%, due 07/15/13 ............................................            315,000
  1,250,000   HCA, Inc./DE
              9.250%, due 11/15/16 ............................................          1,146,875
    500,000   IASIS Healthcare LLC/
              IASIS Capital Corp.
              8.750%, due 06/15/14 ............................................            387,500
    750,000   Psychiatric Solutions, Inc.
              7.750%, due 07/15/15 ............................................            551,250
    350,000   Res-Care, Inc.
              7.750%, due 10/15/13 ............................................            285,250
    500,000   Service Corp. International/US
              7.375%, due 10/01/14 ............................................            425,000
    500,000   Stewart Enterprises, Inc.
              6.250%, due 02/15/13 ............................................            387,500
    650,000   Universal Hospital Services,
              Inc. (G)
              5.943%, due 06/01/15 ............................................            396,500
    600,000   Vanguard Health Holding Co.
              II LLC
              9.000%, due 10/01/14 ............................................            501,000
  1,000,000   Warner Chilcott Corp.
              8.750%, due 02/01/15 ............................................            890,000
                                                                                      ------------
                                                                                        10,501,375
                                                                                      ------------
              HOTELS - 0.16%
    200,000   Host Hotels & Resorts L.P.,
              Series O, REIT
              6.375%, due 03/15/15 ............................................            149,000
                                                                                      ------------
              INVESTMENT MANAGEMENT - 0.07%
    300,000   Nuveen Investments, Inc. (C)
              10.500%, due 11/15/15 ...........................................             66,375
                                                                                      ------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              LEISURE & ENTERTAINMENT - 0.84%
 $  650,000   Speedway Motorsports, Inc.
              6.750%, due 06/01/13 ............................................       $    468,000
    400,000   Vail Resorts, Inc.
              6.750%, due 02/15/14 ............................................            298,000
                                                                                      ------------
                                                                                           766,000
                                                                                      ------------
              MEDIA - BROADCASTING - 1.61%
    314,000   Allbritton Communications Co.
              7.750%, due 12/15/12 ............................................            154,252
    750,000   British Sky Broadcasting
              Group PLC (D)
              6.875%, due 02/23/09 ............................................            753,440
    500,000   British Sky Broadcasting
              Group PLC (D)
              8.200%, due 07/15/09 ............................................            508,272
     64,000   Sinclair Television Group, Inc.
              8.000%, due 03/15/12 ............................................             48,160
                                                                                      ------------
                                                                                         1,464,124
                                                                                      ------------
              MEDIA - CABLE - 8.38%
  1,500,000   Cablevision Systems Corp.,
              Series B (G)
              8.334%, due 04/01/09 ............................................          1,496,250
    750,000   Cablevision Systems Corp.,
              Series B
              8.000%, due 04/15/12 ............................................            667,500
    250,000   Comcast Cable
              Communications LLC
              6.875%, due 06/15/09 ............................................            251,172
  1,000,000   Comcast Corp. (G)
              5.119%, due 07/14/09 ............................................            986,340
    500,000   DirecTV Holdings LLC/
              DirecTV Financing Co.
              8.375%, due 03/15/13 ............................................            497,500
  1,250,000   Echostar DBS Corp.
              7.125%, due 02/01/16 ............................................          1,043,750
    600,000   Mediacom Broadband LLC/
              Mediacom Broadband Corp.
              8.500%, due 10/15/15 ............................................            390,750
  1,000,000   Time Warner, Inc. (G)
              2.405%, due 11/13/09 ............................................            962,525
    500,000   Videotron Ltee (D)
              6.875%, due 01/15/14 ............................................            442,500
    250,000   Videotron Ltee (C)(D)
              9.125%, due 04/15/18 ............................................            232,500
    850,000   Virgin Media Finance PLC (D)
              9.125%, due 08/15/16 ............................................            629,000
                                                                                      ------------
                                                                                         7,599,787
                                                                                      ------------
              MEDIA - DIVERSIFIED & SERVICES - 5.38%
  1,000,000   Hughes Network Systems LLC/
              HNS Finance Corp.
              9.500%, due 04/15/14 ............................................            812,500
    750,000   Intelsat Jackson Holdings,
              Ltd. (D)
              11.250%, due 06/15/16 ...........................................            682,500
  1,000,000   Intelsat Subsidiary Holding
              Co., Ltd. (C)(D)
              8.500%, due 01/15/13 ............................................            925,000
    210,000   Lamar Media Corp.
              7.250%, due 01/01/13 ............................................            167,475
    500,000   Lamar Media Corp., Series C
              6.625%, due 08/15/15 ............................................            361,250
    750,000   Quebecor Media, Inc. (D)
              7.750%, due 03/15/16 ............................................            506,250
  1,450,000   Viacom, Inc. (G)
              2.271%, due 06/16/09 ............................................          1,422,665
                                                                                      ------------
                                                                                         4,877,640
                                                                                      ------------
              METALS AND MINING - 1.22%
    500,000   Arch Western Finance LLC
              6.750%, due 07/01/13 ............................................            435,000
    250,000   Freeport-McMoRan Copper &
              Gold, Inc.
              8.375%, due 04/01/17 ............................................            205,000
    500,000   Peabody Energy Corp.
              7.375%, due 11/01/16 ............................................            470,000
                                                                                      ------------
                                                                                         1,110,000
                                                                                      ------------
              NON FOOD & DRUG RETAILERS - 0.71%
    750,000   Sally Holdings LLC/
              Sally Capital, Inc.
              9.250%, due 11/15/14 ............................................            645,000
                                                                                      ------------
              OIL & GAS - 5.24%
    500,000   Cimarex Energy Co.
              7.125%, due 05/01/17 ............................................            390,000
  1,000,000   Complete Production
              Services, Inc.
              8.000%, due 12/15/16 ............................................            630,000
    700,000   Compton Petroleum
              Finance Corp.
              7.625%, due 12/01/13 ............................................            210,000
    500,000   Encore Acquisition Co.
              6.000%, due 07/15/15 ............................................            322,500
  1,000,000   EXCO Resources, Inc.
              7.250%, due 01/15/11 ............................................            780,000
    250,000   Helix Energy Solutions
              Group, Inc. (C)
              9.500%, due 01/15/16 ............................................            132,500

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
56

================================================================================
 HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              OIL & GAS (CONTINUED)
$   750,000   Key Energy Services, Inc.
              8.375%, due 12/01/14 ............................................       $    495,000
    500,000   Mariner Energy, Inc.
              8.000%, due 05/15/17 ............................................            260,000
  1,500,000   Petroplus Finance, Ltd. (C)(D)
              7.000%, due 05/01/17 ............................................            915,000
    250,000   Range Resources Corp.
              6.375%, due 03/15/15 ............................................            202,500
    500,000   Range Resources Corp.
              7.250%, due 05/01/18 ............................................            417,500
                                                                                      ------------
                                                                                         4,755,000
                                                                                      ------------
              PACKAGING - 2.75%
  1,000,000   Ball Corp.
              6.625%, due 03/15/18 ............................................            895,000
    750,000   BWAY Corp.
              10.000%, due 10/15/10 ...........................................            637,500
    500,000   Crown Americas LLC/
              Crown Americas Capital Corp.
              7.625%, due 11/15/13 ............................................            495,000
    250,000   Greif, Inc.
              6.750%, due 02/01/17 ............................................            221,250
    250,000   Owens-Illinois, Inc.
              7.500%, due 05/15/10 ............................................            247,500
                                                                                      ------------
                                                                                         2,496,250
                                                                                      ------------
              REAL ESTATE INVESTMENT TRUSTS - 0.59%
    700,000   Ventas Realty L.P./
              Ventas Capital Corp.
              6.750%, due 04/01/17 ............................................            532,000
                                                                                      ------------
              RESTAURANTS - 0.28%
    500,000   Seminole Hard Rock
              Entertainment, Inc. (C)(G)
              4.496%, due 03/15/14 ............................................            253,750
                                                                                      ------------
              SUPPORT SERVICES - 7.13%
  1,750,000   ARAMARK Corp.
              8.500%, due 02/01/15 ............................................          1,583,750
    500,000   Cardtronics, Inc.
              9.250%, due 08/15/13 ............................................            335,000
  1,000,000   Corrections Corp. of America
              7.500%, due 05/01/11 ............................................            990,000
    750,000   Education Management LLC/
              Education Management
              Finance Corp.
              10.250%, due 06/01/16 ...........................................            543,750
  1,000,000   FTI Consulting, Inc.
              7.750%, due 10/01/16 ............................................            822,500
    300,000   Iron Mountain, Inc.
              8.625%, due 04/01/13 ............................................            282,000
    990,000   Iron Mountain, Inc.
              7.750%, due 01/15/15 ............................................            888,525
    500,000   Mac-Gray Corp.
              7.625%, due 08/15/15 ............................................            460,000
    750,000   VeriFone Holdings, Inc. (C)(P)
              1.375%, due 06/15/12 ............................................            315,000
    450,000   West Corp.
              9.500%, due 10/15/14 ............................................            247,500
                                                                                      ------------
                                                                                         6,468,025
                                                                                      ------------
              TECHNOLOGY - 3.56%
    750,000   Celestica, Inc. (D)
              7.625%, due 07/01/13 ............................................            615,000
    500,000   Flextronics International,
              Ltd. (D)
              6.500%, due 05/15/13 ............................................            395,000
  1,000,000   Sungard Data Systems, Inc.
              9.125%, due 08/15/13 ............................................            865,000
    750,000   Sungard Data Systems, Inc. (C)
              10.625%, due 05/15/15 ...........................................            641,250
    500,000   Sungard Data Systems, Inc.
              10.250%, due 08/15/15 ...........................................            330,000
    750,000   Syniverse Technologies, Inc.,
              Series B
              7.750%, due 08/15/13 ............................................            383,438
                                                                                      ------------
                                                                                         3,229,688
                                                                                      ------------
              TELECOMMUNICATIONS - 7.57%
  1,000,000   Centennial Communications
              Corp. (G)
              9.633%, due 01/01/13 ............................................            970,000
  1,000,000   Cincinnati Bell, Inc.
              8.375%, due 01/15/14 ............................................            770,000
    700,000   Cincinnati Bell Telephone
              Co. LLC
              6.300%, due 12/01/28 ............................................            441,000
  1,250,000   Frontier Communications Corp.
              6.625%, due 03/15/15 ............................................            912,500
  1,500,000   Nordic Telephone Co.
              Holdings ApS (C)(D)
              8.875%, due 05/01/16 ............................................          1,050,000
    400,000   Qwest Capital Funding, Inc.
              7.250%, due 02/15/11 ............................................            336,000
    625,000   Qwest Communications
              International, Inc. (G)
              5.649%, due 02/15/09 ............................................            621,875
    750,000   Qwest Corp.
              7.875%, due 09/01/11 ............................................            690,000
  1,000,000   Windstream Corp.
              8.625%, due 08/01/16 ............................................            885,000
    250,000   Windstream Corp.
              7.000%, due 03/15/19 ............................................            192,500
                                                                                      ------------
                                                                                         6,868,875
                                                                                      ------------
              TRANSPORTATION - 1.83%
    500,000   Bristow Group, Inc.
              6.125%, due 06/15/13 ............................................            360,000

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 HIGH INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              TRANSPORTATION (CONTINUED)
$   750,000   Bristow Group, Inc.
              7.500%, due 09/15/17 ............................................       $    502,500
    755,000   Gulfmark Offshore, Inc.
              7.750%, due 07/15/14 ............................................            536,050
    400,000   Hornbeck Offshore Services,
              Inc., Series B
              6.125%, due 12/01/14 ............................................            260,000
                                                                                      ------------
                                                                                         1,658,550
                                                                                      ------------
              UTILITIES - 11.22%
    500,000   Dynegy Holdings, Inc.
              6.875%, due 04/01/11 ............................................            437,500
    500,000   Dynegy Holdings, Inc.
              8.375%, due 05/01/16 ............................................            355,000
  1,500,000   Edison Mission Energy
              7.200%, due 05/15/19 ............................................          1,230,000
  1,700,000   El Paso Corp.
              7.250%, due 06/01/18 ............................................          1,349,242
  1,000,000   Energy Future Holdings
              Corp. (C)
              10.875%, due 11/01/17 ...........................................            710,000
  1,000,000   Ferrellgas Partners L.P./
              Ferrellgas Partners
              Finance Corp.
              8.750%, due 06/15/12 ............................................            700,000
    500,000   Inergy L.P./Inergy Finance Corp.
              6.875%, due 12/15/14 ............................................            390,000
  1,000,000   MarkWest Energy Partners L.P./
              MarkWest Energy Finance
              Corp., Series B
              8.750%, due 04/15/18 ............................................            620,000
    500,000   Mirant Americas
              Generation LLC
              8.300%, due 05/01/11 ............................................            485,000
  1,750,000   NRG Energy, Inc.
              7.375%, due 02/01/16 ............................................          1,627,500
    500,000   NRG Energy, Inc.
              7.375%, due 01/15/17 ............................................            460,000
  1,000,000   Suburban Propane
              Partners L.P./ Suburban Energy
              Finance Corp.
              6.875%, due 12/15/13 ............................................            820,000
    750,000   Texas Competitive Electric
              Holdings Co. LLC (B)(C)
              10.500%, due 11/01/15 ...........................................            532,500
    500,000   Williams Cos., Inc.
              7.125%, due 09/01/11 ............................................            460,000
                                                                                      ------------
                                                                                        10,176,742
                                                                                      ------------
              TOTAL CORPORATE NOTES AND BONDS
              (Cost $100,424,100) .............................................         82,322,681

              CERTIFICATE OF DEPOSIT - 3.04%
  2,756,324   State Street Eurodollar
              0.010%, due 01/02/09 ............................................          2,756,324
                                                                                      ------------
              TOTAL CERTIFICATE OF DEPOSIT
              (Cost $2,756,324) ...............................................          2,756,324

Shares
------
INVESTMENT COMPANY - 4.06%
--------------------------------------------------------------------------------------------------
  3,680,562   SSgA Prime Money
              Market Fund .....................................................          3,680,562
                                                                                      ------------
              TOTAL INVESTMENT COMPANY
              (Cost $3,680,562) ...............................................          3,680,562

TOTAL INVESTMENTS - 97.83%
--------------------------------------------------------------------------------------------------
(Cost $106,860,986**) .........................................................         88,759,567

NET OTHER ASSETS AND LIABILITIES - 2.17%
--------------------------------------------------------------------------------------------------
                                                                                         1,968,832

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $ 90,728,399

--------------------------------------------------------------------------------

  **    Aggregate cost for Federal tax purposes was $106,968,770.
 (B) Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 8.44% of total net assets.
 (G)    Floating rate or variable rate note. Rate shown is as of December 31,
        2008.
 (P)   Convertible.
 PLC    Public Limited Company.
REIT    Real Estate Investment Trust.

        The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
58

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

               PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2008

                       [PIE CHART OF PORTFOLIO ALLOCATION]

Common Stocks                                                           40%
Corporate Notes and Bonds                                               20%
Mortgage Backed                                                         19%
U.S. Government and Agency Obligations                                  11%
Commercial Mortgage Backed                                               5%
Asset Backed                                                             2%
Cash and Other Net Assets                                                2%
Private Label Mortgage Backed                                            1%

                                   [END CHART]

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 40.08%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 1.64%
    135,000   Home Depot, Inc. ................................................       $  3,107,700
     52,000   McDonald's Corp. ................................................          3,233,880
     15,000   VF Corp. ........................................................            821,550
                                                                                      ------------
                                                                                         7,163,130
                                                                                      ------------
              CONSUMER STAPLES - 5.07%
    159,000   Altria Group, Inc. ..............................................          2,394,540
     20,000   Avon Products, Inc. .............................................            480,600
     64,000   Coca-Cola Co./The ...............................................          2,897,280
     56,500   Kimberly-Clark Corp. ............................................          2,979,810
     81,918   Kraft Foods, Inc., Class A.......................................          2,199,498
     19,000   PepsiCo, Inc./NC ................................................          1,040,630
    151,000   Philip Morris International,
              Inc. ............................................................          6,570,010
     19,000   Procter & Gamble Co. ............................................          1,174,580
    107,000   SYSCO Corp. .....................................................          2,454,580
                                                                                      ------------
                                                                                        22,191,528
                                                                                      ------------
              ENERGY - 3.02%
     42,000   BP PLC, ADR .....................................................          1,963,080
    115,000   Chevron Corp. ...................................................          8,506,550
     53,500   ConocoPhillips ..................................................          2,771,300
                                                                                      ------------
                                                                                        13,240,930
                                                                                      ------------
              FINANCIALS - 7.81%
     18,000   Allstate Corp./The ..............................................            589,680
    268,996   Bank of America Corp. ...........................................          3,787,464
     67,000   Bank of New York Mellon
              Corp./The .......................................................          1,898,110
     59,000   BB&T Corp. ......................................................          1,620,140
    200,005   Citigroup, Inc. .................................................          1,342,034
    227,054   JPMorgan Chase & Co. ............................................          7,159,013
     71,000   Marsh & McLennan Cos., Inc. .....................................          1,723,170
     39,000   PNC Financial Services
              Group, Inc. .....................................................          1,911,000
     51,000   Travelers Cos., Inc./The ........................................          2,305,200
    186,000   US Banccorp .....................................................          4,651,860
    245,000   Wells Fargo & Co. ...............................................          7,222,600
                                                                                      ------------
                                                                                        34,210,271
                                                                                      ------------
              HEALTH CARE - 8.23%
     59,000   Abbott Laboratories .............................................          3,148,830
    193,000   Bristol-Myers Squibb Co. ........................................          4,487,250
     28,000   Eli Lilly & Co. .................................................          1,127,560
    152,000   Johnson & Johnson ...............................................          9,094,160
    168,000   Merck & Co., Inc./NJ ............................................          5,107,200
    492,019   Pfizer, Inc. ....................................................          8,713,656
    117,000   Wyeth ...........................................................          4,388,670
                                                                                      ------------
                                                                                        36,067,326
                                                                                      ------------
              INDUSTRIALS - 4.44%
     46,500   3M Co. ..........................................................          2,675,610
     44,000   Boeing Co. ......................................................          1,877,480
     58,000   Emerson Electric Co. ............................................          2,123,380
    383,000   General Electric Co. ............................................          6,204,600
     17,000   Honeywell International, Inc. ...................................            558,110
     28,000   Illinois Tool Works, Inc. .......................................            981,400
     21,500   Northrop Grumman Corp. ..........................................            968,360
     14,000   Stanley Works/The ...............................................            477,400
     65,000   United Parcel Service, Inc.,
              Class B .........................................................          3,585,400
                                                                                      ------------
                                                                                        19,451,740
                                                                                      ------------
              INFORMATION TECHNOLOGY - 1.75%
     50,000   Automatic Data Processing, Inc. .................................          1,967,000
    222,000   Intel Corp. .....................................................          3,254,520
     46,000   Molex, Inc. .....................................................            666,540

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (CONTINUED)
     68,000   Paychex, Inc. ...................................................       $  1,787,040
                                                                                      ------------
                                                                                         7,675,100
                                                                                      ------------
              MATERIALS - 1.78%
     20,000   Air Products & Chemicals, Inc. ..................................          1,005,400
     70,000   Alcoa, Inc. .....................................................            788,200
    130,500   EI Du Pont de Nemours & Co. .....................................          3,301,650
     40,000   Nucor Corp. .....................................................          1,848,000
     28,500   Weyerhaeuser Co. ................................................            872,385
                                                                                      ------------
                                                                                         7,815,635
                                                                                      ------------
              TELECOMMUNICATION SERVICES - 3.53%
    330,015   AT&T, Inc. ......................................................          9,405,427
    178,000   Verizon Communications, Inc. ....................................          6,034,200
                                                                                      ------------
                                                                                        15,439,627
                                                                                      ------------
              UTILITIES - 2.81%
     44,000   Consolidated Edison, Inc. .......................................          1,712,920
    123,000   Duke Energy Corp. ...............................................          1,846,230
     30,500   FirstEnergy Corp. ...............................................          1,481,690
     47,500   PG&E Corp. ......................................................          1,838,725
     47,500   Progress Energy, Inc. ...........................................          1,892,875
     61,000   Public Service Enterprise Group, Inc. ...........................          1,779,370
     48,000   Southern Co. ....................................................          1,776,000
                                                                                      ------------
                                                                                        12,327,810
                                                                                      ------------
              TOTAL COMMON STOCKS
              (Cost $206,014,491) .............................................        175,583,097

COMMON STOCK UNIT - 0.18%
--------------------------------------------------------------------------------------------------
              FINANCIALS - 0.18%
     38,000   AllianceBernstein Holding L.P. ..................................            790,020
                                                                                      ------------
              TOTAL COMMON STOCK UNIT
              (Cost $3,229,736) ...............................................            790,020

Par Value
---------
ASSET BACKED - 2.05%
--------------------------------------------------------------------------------------------------
 $  599,648   ABSC Long Beach Home Equity Loan Trust,
              Series 2000-LB1, Class AF5 (M)
              8.550%, due 09/21/30 ............................................       $    597,698
    808,591   Ameriquest Mortgage Securities, Inc.,
              Series 2004-FR1, Class M2 (M)
              5.207%, due 05/25/34 ............................................            218,503
  1,975,000   Carmax Auto Owner Trust,
              Series 2007-2, Class B
              5.370%, due 03/15/13 ............................................          1,531,014
  2,045,000   Chase Issuance Trust,
              Series 2007-A17, Class A
              5.120%, due 10/15/14 ............................................          1,838,208
  1,300,372   CIT Group Home Equity Loan Trust,
              Series 2002-2, Class BF (M)
              6.830%, due 06/25/33 ............................................             58,717
  1,460,000   Daimler Chrysler Auto Trust,
              Series 2007-A, Class A3A
              5.000%, due 02/08/12 ............................................          1,416,550
  1,120,000   GMAC Mortgage Corp. Loan Trust,
              Series 2004-HE2, Class M1 (G)
              3.950%, due 10/25/33 ............................................            997,262
    699,985   Green Tree Financial Corp.,
              Series 1998-2, Class A6 (G)
              6.810%, due 12/01/27 ............................................            540,710
  1,250,000   MBNA Master Credit Card Trust,
              Series 1999-B, Class A
              5.900%, due 08/15/11 ............................................          1,244,992
  1,025,000   Renaissance Home Equity Loan Trust,
              Series 2005-4, Class M9 (M)
              7.000%, due 02/25/36 ............................................            497,889
    649,392   Wells Fargo Home Equity Trust,
              Series 2004-2, Class M8A (C)(G)
              3.471%, due 05/25/34 ............................................             57,835
                                                                                      ------------
              TOTAL ASSET BACKED
              (Cost $12,863,268) ..............................................          8,999,378

COMMERCIAL MORTGAGE BACKED - 4.82%
--------------------------------------------------------------------------------------------------
    293,309   Bear Stearns Commercial
              Mortgage Securities,
              Series 2001-TOP4, Class A1
              5.060%, due 11/15/16 ............................................            285,967
  1,815,000   Bear Stearns Commercial
              Mortgage Securities,
              Series 2003-T10, Class E (C)(G)
              5.540%, due 03/13/40 ............................................            648,671
  1,325,000   Bear Stearns Commercial
              Mortgage Securities,
              Series 2004-T16, Class A6 (G)
              4.750%, due 02/13/46 ............................................          1,088,037
    765,000   Bear Stearns Commercial
              Mortgage Securities,
              Series 2005-T20, Class F (C)(G)
              5.151%, due 10/12/42 ............................................            185,162
  2,929,835   GMAC Commercial Mortgage
              Securities, Inc.,
              Series 2000-C1, Class A2 (G)
              7.724%, due 03/15/33 ............................................          2,929,657
  2,100,000   Government National
              Mortgage Association,
              Series 2004-43, Class C (G)
              5.008%, due 12/16/25 ............................................          2,154,327

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
60

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
COMMERCIAL MORTGAGE BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------
 $1,400,000   Greenwich Capital Commercial
              Funding Corp.,
              Series 2004-GG1, Class A7 (G)
              5.317%, due 06/10/36 ............................................       $  1,164,721
  1,596,064   LB-UBS Commercial Mortgage Trust,
              Series 2004-C1, Class A2
              3.624%, due 01/15/29 ............................................          1,549,923
  1,600,000   LB-UBS Commercial Mortgage Trust,
              Series 2004-C8, Class A6 (G)
              4.799%, due 12/15/29 ............................................          1,323,248
  2,600,000   Morgan Stanley Capital I,
              Series 2004-HQ4, Class A7
              4.970%, due 04/14/40 ............................................          2,183,858
  2,500,000   Morgan Stanley Capital I,
              Series 2004-T13, Class A3
              4.390%, due 09/13/45 ............................................          2,246,418
  2,710,000   Morgan Stanley Capital I,
              Series 2006-IQ12, Class ANM
              5.310%, due 12/15/43 ............................................          2,468,851
  2,690,000   Multi Security Asset Trust,
              Series 2005-RR4A, Class H (C)(G)
              5.880%, due 11/28/35 ............................................            337,703
    775,000   Multi Security Asset Trust,
              Series 2005-RR4A, Class J (C)(G)
              5.880%, due 11/28/35 ............................................             93,426
  2,443,002   Wachovia Bank Commercial
              Mortgage Trust,
              Series 2003-C8, Class A2
              3.894%, due 11/15/35 ............................................          2,435,571
                                                                                      ------------
              TOTAL COMMERCIAL MORTGAGE BACKED
              (Cost $27,434,396) ..............................................         21,095,540

PRIVATE LABEL MORTGAGE BACKED - 0.99%
--------------------------------------------------------------------------------------------------
  2,026,870   Banc of America Alternative Loan Trust,
              Series 2005-12, Class 3CB1
              6.000%, due 01/25/36 ............................................          1,579,692
  2,721,134   Banc of America Alternative Loan Trust,
              Series 2006-3, Class 2CB1
              6.000%, due 04/25/36 ............................................          1,304,443
  2,938,022   Banc of America Alternative Loan Trust,
              Series 2006-4, Class 5CB1
              6.500%, due 05/25/46 ............................................          1,435,042
                                                                                      ------------
              TOTAL PRIVATE LABEL MORTGAGE BACKED
              (Cost $7,687,762) ...............................................          4,319,177

CORPORATE NOTES AND BONDS - 20.08%
--------------------------------------------------------------------------------------------------
              BEVERAGE/FOOD - 0.44%
  2,025,000   Kraft Foods, Inc.
              6.500%, due 11/01/31 ............................................          1,943,526
                                                                                      ------------

              CONSUMER DISCRETIONARY - 0.90%
  2,000,000   American Association of Retired
              Persons (C)
              7.500%, due 05/01/31 ............................................          2,070,370
  1,850,000   Erac USA Finance Co. (C)
              6.700%, due 06/01/34 ............................................          1,016,605
  1,600,000   Royal Caribbean Cruises, Ltd. (D)
              7.250%, due 06/15/16 ............................................            872,000
                                                                                      ------------
                                                                                         3,958,975
                                                                                      ------------
              CONSUMER STAPLES - 0.38%
  1,055,000   Diageo Capital PLC (D)
              5.500%, due 09/30/16 ............................................          1,011,231
    620,000   PepsiCo, Inc./NC
              4.650%, due 02/15/13 ............................................            637,472
                                                                                      ------------
                                                                                         1,648,703
                                                                                      ------------
              ENERGY - 1.35%
  2,000,000   Chesapeake Energy Corp.
              6.375%, due 06/15/15 ............................................          1,580,000
  1,500,000   ConocoPhillips
              6.650%, due 07/15/18 ............................................          1,567,717
  1,150,000   Hess Corp.
              7.875%, due 10/01/29 ............................................          1,103,979
    750,000   Transocean, Inc.
              6.000%, due 03/15/18 ............................................            683,101
  1,030,000   Transocean, Ltd.
              7.500%, due 04/15/31 ............................................            968,540
                                                                                      ------------
                                                                                         5,903,337
                                                                                      ------------
              FINANCE - 4.81%
  1,115,000   American General Finance Corp.
              5.850%, due 06/01/13 ............................................            423,493
  1,500,000   American General Finance
              Corp., Series H
              4.625%, due 09/01/10 ............................................            759,890
    620,000   Bank of America Corp.
              5.750%, due 12/01/17 ............................................            619,033
  1,130,000   Bear Stearns Cos. LLC/The
              7.250%, due 02/01/18 ............................................          1,238,317
  1,450,000   CIT Group, Inc.
              7.625%, due 11/30/12 ............................................          1,224,045
  1,000,000   General Electric Global Insurance
              Holding Corp.
              7.000%, due 02/15/26 ............................................            947,199
    785,000   General Electric Global Insurance
              Holding Corp.
              7.750%, due 06/15/30 ............................................            770,197
  2,000,000   Goldman Sachs Group, Inc./The
              6.650%, due 05/15/09 ............................................          2,006,768
  1,735,000   Lehman Brothers Holdings, Inc. (E)
              5.750%, due 01/03/17 ............................................                173
  1,415,000   Merrill Lynch & Co., Inc.
              6.150%, due 04/25/13 ............................................          1,402,108

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              FINANCE (CONTINUED)
 $2,400,000   National Rural Utilities
              Cooperative Finance Corp., Series C
              7.250%, due 03/01/12 ............................................       $  2,471,098
  3,240,000   Nissan Motor Acceptance Corp. (C)
              5.625%, due 03/14/11 ............................................          3,185,620
  1,505,000   SLM Corp.
              5.125%, due 08/27/12 ............................................          1,126,280
    580,000   Textron Financial Corp.
              6.000%, due 11/20/09 ............................................            541,740
  2,000,000   US Bank NA/Cincinnati, OH
              6.300%, due 02/04/14 ............................................          2,071,092
  1,450,000   Wells Fargo & Co.
              5.250%, due 10/23/12 ............................................          1,486,823
    935,000   Western Union Co./The
              5.930%, due 10/01/16 ............................................            799,066
                                                                                      ------------
                                                                                        21,072,942
                                                                                      ------------
              FOOD & DRUG RETAILERS - 0.34%
  1,550,000   Medco Health Solutions, Inc.
              7.250%, due 08/15/13 ............................................          1,502,846
                                                                                      ------------
              HEALTH CARE - 2.56%
  3,950,000   Amgen, Inc.
              5.850%, due 06/01/17 ............................................          4,079,335
  1,200,000   Eli Lilly & Co.
              6.570%, due 01/01/16 ............................................          1,307,690
    740,000   Genentech, Inc.
              5.250%, due 07/15/35 ............................................            701,493
  1,320,000   Merck & Co., Inc./NJ
              5.750%, due 11/15/36 ............................................          1,389,992
  1,500,000   Quest Diagnostics, Inc./DE
              5.450%, due 11/01/15 ............................................          1,315,965
  1,400,000   WellPoint, Inc.
              5.000%, due 12/15/14 ............................................          1,216,059
  1,100,000   Wyeth
              6.500%, due 02/01/34 ............................................          1,219,743
                                                                                      ------------
                                                                                        11,230,277
                                                                                      ------------
              INDUSTRIALS - 1.43%
    350,000   Boeing Co.
              8.625%, due 11/15/31 ............................................            443,801
    620,000   Boeing Co.
              6.875%, due 10/15/43 ............................................            646,532
    515,000   DR Horton, Inc.
              5.250%, due 02/15/15 ............................................            324,450
    310,000   EI Du Pont de Nemours & Co.
              5.000%, due 01/15/13 ............................................            312,805
    800,000   GMAC LLC
              7.250%, due 03/02/11 ............................................            679,868
    780,000   Lockheed Martin Corp.
              7.650%, due 05/01/16 ............................................            898,991
  1,150,000   Waste Management, Inc.
              7.125%, due 12/15/17 ............................................          1,071,267
  1,025,000   Westvaco Corp.
              8.200%, due 01/15/30 ............................................            780,111
  1,170,000   WM Wrigley Jr. Co.
              4.300%, due 07/15/10 ............................................          1,088,100
                                                                                      ------------
                                                                                         6,245,925
                                                                                      ------------
              MEDIA - 0.74%
  1,780,000   Comcast Cable Communications
              Holdings, Inc.
              9.455%, due 11/15/22 ............................................          1,994,237
  1,315,000   Rogers Cable, Inc. (D)
              6.250%, due 06/15/13 ............................................          1,258,696
                                                                                      ------------
                                                                                         3,252,933
                                                                                      ------------
              REAL ESTATE INVESTMENT TRUSTS - 1.30%
  2,685,000   Equity One, Inc.
              3.875%, due 04/15/09 ............................................          2,618,713
  1,450,000   HCP, Inc.
              6.700%, due 01/30/18 ............................................            695,308
  2,400,000   Nationwide Health Properties,
              Inc., Series D
              8.250%, due 07/01/12 ............................................          2,025,751
    530,000   Simon Property Group L.P.
              5.875%, due 03/01/17 ............................................            353,942
                                                                                      ------------
                                                                                         5,693,714
                                                                                      ------------
              TELECOMMUNICATIONS - 0.36%
    960,000   Cisco Systems, Inc.
              5.500%, due 02/22/16 ............................................          1,016,809
    795,000   Sprint Nextel Corp.
              6.000%, due 12/01/16 ............................................            560,475
                                                                                      ------------
                                                                                         1,577,284
                                                                                      ------------
              TRANSPORTATION - 0.79%
  1,365,000   Burlington Northern Santa Fe Corp.
              8.125%, due 04/15/20 ............................................          1,486,488
    957,000   Norfolk Southern Corp.
              5.590%, due 05/17/25 ............................................            857,766
  1,050,000   Norfolk Southern Corp.
              7.050%, due 05/01/37 ............................................          1,098,010
                                                                                      ------------
                                                                                         3,442,264
                                                                                      ------------
              UTILITIES - 4.68%
  1,250,000   Consumers Energy Co.
              5.650%, due 04/15/20 ............................................          1,170,609
  2,000,000   Energy East Corp.
              8.050%, due 11/15/10 ............................................          2,079,260
  1,300,000   Illinois Power Co.
              7.500%, due 06/15/09 ............................................          1,305,062
  1,555,000   Indianapolis Power & Light Co. (C)
              6.050%, due 10/01/36 ............................................          1,368,726
  4,000,000   MidAmerican Energy Co.
              5.650%, due 07/15/12 ............................................          4,006,624

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
62

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------
              UTILITIES (CONTINUED)
 $1,600,000   Nevada Power Co., Series R
              6.750%, due 07/01/37 ............................................       $  1,427,690
  1,365,000   Pacific Gas & Electric Co.
              6.050%, due 03/01/34 ............................................          1,449,710
  2,000,000   Progress Energy, Inc.
              7.750%, due 03/01/31 ............................................          2,002,422
    474,000   Sierra Pacific Power Co., Series M
              6.000%, due 05/15/16 ............................................            453,599
  1,500,000   Southern Power Co., Series B
              6.250%, due 07/15/12 ............................................          1,533,315
    835,000   Southwestern Electric Power Co.,
              Series E
              5.550%, due 01/15/17 ............................................            768,814
    620,000   Virginia Electric and Power Co.
              5.100%, due 11/30/12 ............................................            606,126
  2,400,000   Westar Energy, Inc.
              6.000%, due 07/01/14 ............................................          2,318,568
                                                                                      ------------
                                                                                        20,490,525
                                                                                      ------------
              TOTAL CORPORATE NOTES AND BONDS
              (Cost $99,180,387) ..............................................         87,963,251

MORTGAGE BACKED - 19.15%
--------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE
              CORP. - 2.21%
     82,509   8.000%, due 06/01/30
              Pool # C01005 ...................................................             87,523
    387,700   6.500%, due 01/01/32
              Pool # C62333 ...................................................            405,025
    105,355   6.500%, due 03/01/32
              Pool # C65648 ...................................................            109,932
  3,806,621   5.000%, due 07/01/33
              Pool # A11325 ...................................................          3,899,569
    370,847   6.000%, due 10/01/34
              Pool # A28439 ...................................................            382,858
    377,372   6.000%, due 10/01/34
              Pool # A28598 ...................................................            389,594
    274,116   5.000%, due 04/01/35
              Pool # A32314 ...................................................            280,510
    561,486   5.000%, due 04/01/35
              Pool # A32315 ...................................................            574,582
    448,592   5.000%, due 04/01/35
              Pool # A32316 ...................................................            459,055
    255,350   5.000%, due 04/01/35
              Pool # A32509 ...................................................            261,305
  2,764,269   5.000%, due 01/01/37
              Pool # A56371 ...................................................          2,828,310
                                                                                      ------------
                                                                                         9,678,263
                                                                                      ------------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION - 16.90%
  1,186,042   4.000%, due 04/01/15
              Pool # 255719 ...................................................          1,202,873
  1,272,365   5.500%, due 04/01/16
              Pool # 745444 ...................................................          1,330,511
    326,244   6.000%, due 05/01/16
              Pool # 582558 ...................................................            339,903
  1,989,171   5.000%, due 12/01/17
              Pool # 672243 ...................................................          2,059,680
  2,072,852   4.500%, due 09/01/20
              Pool # 835465 ...................................................          2,124,303
    378,167   6.000%, due 05/01/21
              Pool # 253847 ...................................................            391,585
     69,351   7.000%, due 12/01/29
              Pool # 762813 ...................................................             73,432
    201,187   7.000%, due 11/01/31
              Pool # 607515 ...................................................            212,885
      2,830   7.000%, due 04/01/32
              Pool # 641518 ...................................................              2,995
    209,748   7.000%, due 05/01/32
              Pool # 644591 ...................................................            221,943
  1,187,050   6.500%, due 06/01/32
              Pool # 545691 ...................................................          1,238,612
    938,717   6.500%, due 09/01/33
              Pool # 737582 ...................................................            978,760
  1,584,934   5.500%, due 10/01/33
              Pool # 254904 ...................................................          1,628,587
  5,849,565   5.500%, due 11/01/33
              Pool # 555880 ...................................................          6,010,678
  4,538,759   5.000%, due 05/01/34
              Pool # 780890 ...................................................          4,643,202
     40,757   7.000%, due 07/01/34
              Pool # 792636 ...................................................             42,901
    620,428   5.500%, due 08/01/34
              Pool # 793647 ...................................................            637,129
  2,962,108   5.500%, due 03/01/35
              Pool # 815976 ...................................................          3,039,989
  1,488,586   5.500%, due 07/01/35
              Pool # 825283 ...................................................          1,527,724
    926,016   5.500%, due 08/01/35
              Pool # 826872 ...................................................            950,363
  1,408,965   5.000%, due 09/01/35
              Pool # 820347 ...................................................          1,440,506
  1,504,442   5.000%, due 09/01/35
              Pool # 835699 ...................................................          1,538,121
  1,884,168   5.000%, due 10/01/35
              Pool # 797669 ...................................................          1,926,347
  1,884,341   5.500%, due 10/01/35
              Pool # 836912 ...................................................          1,933,885

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Par Value                                                                           Value (Note 2)
---------                                                                           --------------
MORTGAGE BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION (CONTINUED)
 $2,037,260   5.000%, due 12/01/35
              Pool # 850561 ...................................................       $  2,082,867
  3,722,472   5.500%, due 12/01/35
              Pool # 844583 ...................................................          3,820,346
    778,095   5.500%, due 02/01/36
              Pool # 851330 ...................................................            798,553
  2,681,253   5.500%, due 09/01/36
              Pool # 831820 ...................................................          2,751,751
  3,257,432   6.000%, due 09/01/36
              Pool # 831741 ...................................................          3,357,329
    812,324   5.500%, due 10/01/36
              Pool # 896340 ...................................................            833,682
  3,482,060   5.500%, due 10/01/36
              Pool # 901723 ...................................................          3,573,612
  2,273,550   6.500%, due 10/01/36
              Pool # 894118 ...................................................          2,364,136
  2,809,773   6.000%, due 11/01/36
              Pool # 902510 ...................................................          2,904,348
  3,244,114   5.500%, due 12/01/36
              Pool # 902853 ...................................................          3,329,410
  3,101,809   5.500%, due 12/01/36
              Pool # 903059 ...................................................          3,183,363
  3,061,980   5.500%, due 12/01/36
              Pool # 907512 ...................................................          3,142,487
  3,319,627   5.500%, due 12/01/36
              Pool # 907635 ...................................................          3,406,908
  2,880,247   6.000%, due 12/01/36
              Pool # 903002 ...................................................          2,968,577
                                                                                      ------------
                                                                                        74,014,283
                                                                                      ------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION - 0.04%
    177,821   6.500%, due 04/20/31
              Pool # 003068 ...................................................            187,256
                                                                                      ------------
              TOTAL MORTGAGE BACKED
              (Cost $81,062,801) ..............................................         83,879,802

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 11.03%
--------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE
              CORP. - 0.35%
  1,400,000   4.500%, due 01/15/14 ............................................          1,544,200
                                                                                      ------------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION - 0.18%
    750,000   5.250%, due 08/01/12 ............................................            790,515
                                                                                      ------------
              U.S. TREASURY BONDS - 1.80%
  5,270,000   6.625%, due 02/15/27 ............................................          7,881,122
                                                                                      ------------
              U.S. TREASURY NOTES - 8.70%
    700,000   2.625%, due 03/15/09 ............................................            703,418
  1,400,000   4.875%, due 05/31/09 ............................................          1,426,687
  1,850,000   3.875%, due 05/15/10 ............................................          1,939,536
    500,000   4.500%, due 11/15/10 ............................................            536,836
    500,000   4.750%, due 03/31/11 ............................................            544,492
  3,900,000   4.875%, due 04/30/11 ............................................          4,275,679
  6,150,000   4.625%, due 12/31/11 ............................................          6,810,645
  3,400,000   4.625%, due 02/29/12 ............................................          3,775,595
  2,500,000   4.000%, due 11/15/12 ............................................          2,775,195
  1,980,000   3.625%, due 05/15/13 ............................................          2,175,525
    310,000   4.000%, due 02/15/14 ............................................            351,366
  2,450,000   4.250%, due 08/15/14 ............................................          2,815,969
  3,550,000   4.500%, due 02/15/16 ............................................          4,179,017
  1,100,000   4.625%, due 02/15/17 ............................................          1,300,922
  3,830,000   4.500%, due 05/15/17 ............................................          4,494,267
                                                                                      ------------
                                                                                        38,105,149
                                                                                      ------------
              TOTAL U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS
              (Cost $42,196,562) ..............................................         48,320,986

Shares
------
INVESTMENT COMPANY - 0.96%
--------------------------------------------------------------------------------------------------
  4,183,327   SSgA Prime Money Market Fund ....................................          4,183,327
                                                                                      ------------
              TOTAL INVESTMENT COMPANY
              (Cost $4,183,327) ...............................................          4,183,327

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
64

================================================================================
 DIVERSIFIED INCOME FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                    Value (Note 2)
                                                                                    --------------
TOTAL INVESTMENTS - 99.34%
--------------------------------------------------------------------------------------------------
(Cost $483,852,730**) .........................................................       $435,134,578

NET OTHER ASSETS AND LIABILITIES - .66%
--------------------------------------------------------------------------------------------------
                                                                                         2,912,390

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $438,046,968

--------------------------------------------------------------------------------

  **    Aggregate cost for Federal tax purposes was $485,001,034.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid underguidelines established by the Board of Trustees.
 (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.72% of total net assets.
 (E)    In Default. Issuer is bankrupt.
 (G)    Floating rate or variable rate note. Rate shown is as of December 31,
        2008.
 (M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.
 ADR    American Depositary Receipt.
 PLC    Public Limited Company.

        The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2008

                       [PIE CHART OF SECTOR ALLOCATION]

Financials                                                              22%
Energy                                                                  18%
Health Care                                                             14%
Consumer Staples                                                        10%
Industrials                                                              8%
Consumer Discretionary                                                   6%
Telecommunication Services                                               6%
Utilities                                                                6%
Information Technology                                                   4%
Cash and Other Net Assets                                                3%
Materials                                                                3%

                                   [END CHART]

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 96.34%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 5.88%
     89,500   Carnival Corp. ..................................................       $  2,176,640
    225,342   Comcast Corp., Class A. .........................................          3,803,773
    105,400   Home Depot, Inc. ................................................          2,426,308
    134,900   Johnson Controls, Inc. ..........................................          2,449,784
     43,300   Kohl's Corp. * ..................................................          1,567,460
    212,900   Lowe's Cos., Inc. ...............................................          4,581,608
    224,800   News Corp., Class A .............................................          2,043,432
     86,600   Omnicom Group, Inc. .............................................          2,331,272
     99,200   Target Corp. ....................................................          3,425,376
    117,100   Time Warner Cable, Inc., Class A *...............................          2,511,795
    449,500   Time Warner, Inc. ...............................................          4,521,970
    175,600   Walt Disney Co./The .............................................          3,984,364
                                                                                      ------------
                                                                                        35,823,782
                                                                                      ------------
              CONSUMER STAPLES - 10.43%
    159,900   Altria Group, Inc. ..............................................          2,408,094
    104,700   Archer-Daniels-Midland Co. ......................................          3,018,501
     92,900   Coca-Cola Co./The ...............................................          4,205,583
     30,800   Costco Wholesale Corp. ..........................................          1,617,000
    121,700   CVS/Caremark Corp. ..............................................          3,497,658
     26,300   Energizer Holdings, Inc.* .......................................          1,423,882
     55,500   General Mills, Inc. .............................................          3,371,625
     86,100   HJ Heinz Co. ....................................................          3,237,360
     34,600   Kellogg Co. .....................................................          1,517,210
    262,257   Kraft Foods, Inc., Class A. .....................................          7,041,600
     68,400   Molson Coors Brewing Co., Class B ...............................          3,346,128
    299,700   Procter & Gamble Co. ............................................         18,527,454
    184,700   Wal-Mart Stores, Inc. ...........................................         10,354,282
                                                                                      ------------
                                                                                        63,566,377
                                                                                      ------------
              ENERGY - 17.91%
     80,600   Anadarko Petroleum Corp. ........................................          3,107,130
     79,200   Apache Corp. ....................................................          5,902,776
    311,646   Chevron Corp. ...................................................         23,052,455
    227,900   ConocoPhillips ..................................................         11,805,220
     87,900   Devon Energy Corp. ..............................................          5,775,909
     28,300   EOG Resources, Inc. .............................................          1,884,214
    610,500   Exxon Mobil Corp. ...............................................         48,736,215
     99,700   Marathon Oil Corp. ..............................................          2,727,792
     32,400   Schlumberger, Ltd. ..............................................          1,371,492
     57,600   Valero Energy Corp. .............................................          1,246,464
    100,900   XTO Energy, Inc. ................................................          3,558,743
                                                                                      ------------
                                                                                       109,168,410
                                                                                      ------------
              FINANCIALS - 22.20%
     79,126   Allstate Corp./The ..............................................          2,592,168
     81,200   AON Corp. .......................................................          3,709,216
     35,700   Arch Capital Group, Ltd. * ......................................          2,502,570
    837,042   Bank of America Corp. ...........................................         11,785,551
    186,600   Bank of New York Mellon Corp./The ...............................          5,286,378
    133,500   BB&T Corp. ......................................................          3,665,910
     18,600   BlackRock, Inc. .................................................          2,495,190
     66,600   Capital One Financial Corp. .....................................          2,123,874
     52,000   Chubb Corp. .....................................................          2,652,000
    890,814   Citigroup, Inc. .................................................          5,977,362
     66,700   Equity Residential, REIT ........................................          1,988,994
     71,400   Goldman Sachs Group, Inc./The ...................................          6,025,446
    112,100   Hartford Financial Services Group, Inc. .........................          1,840,682
    578,588   JPMorgan Chase & Co. ............................................         18,242,880
     91,200   Keycorp .........................................................            777,024
     75,300   Marsh & McLennan Cos., Inc. .....................................          1,827,531
    175,400   MetLife, Inc. ...................................................          6,114,444
    153,800   Morgan Stanley ..................................................          2,466,952
     83,000   PNC Financial Services Group, Inc. ..............................          4,067,000
    128,100   Prudential Financial, Inc. ......................................          3,876,306
    113,900   Regions Financial Corp. .........................................            906,644
     24,200   Simon Property Group, Inc., REIT ................................          1,285,746
     82,900   State Street Corp. ..............................................          3,260,457

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
66

================================================================================
 LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              FINANCIALS (CONTINUED)
     47,900   SunTrust Banks, Inc. ............................................       $  1,414,966
    199,300   Travelers Cos., Inc./The ........................................          9,008,360
     55,200   Unum Group ......................................................          1,026,720
    364,700   US Banccorp .....................................................          9,121,147
     57,900   Vornado Realty Trust, REIT ......................................          3,494,265
    534,800   Wells Fargo & Co. ...............................................         15,765,904
                                                                                      ------------
                                                                                       135,301,687
                                                                                      ------------
              HEALTH CARE - 13.70%
    145,400   Amgen, Inc. * ...................................................          8,396,850
     66,400   Coventry Health Care, Inc. *.....................................            988,032
    107,175   Covidien, Ltd. ..................................................          3,884,022
     53,000   Eli Lilly & Co. .................................................          2,134,310
    337,400   Johnson & Johnson ...............................................         20,186,642
    106,600   Life Technologies Corp. * .......................................          2,484,846
     61,700   Medco Health Solutions, Inc. * ..................................          2,585,847
    212,000   Merck & Co., Inc./NJ ............................................          6,444,800
    973,400   Pfizer, Inc. ....................................................         17,238,914
     82,400   Thermo Fisher Scientific, Inc. * ................................          2,807,368
    168,000   UnitedHealth Group, Inc. ........................................          4,468,800
     70,900   WellPoint, Inc. * ...............................................          2,987,017
    236,700   Wyeth ...........................................................          8,878,617
                                                                                      ------------
                                                                                        83,486,065
                                                                                      ------------
              INDUSTRIALS - 7.89%
     25,200   Deere & Co. .....................................................            965,664
     43,500   Emerson Electric Co. ............................................          1,592,535
     28,700   FedEx Corp. .....................................................          1,841,105
  1,399,100   General Electric Co. ............................................         22,665,420
     61,400   Illinois Tool Works, Inc. .......................................          2,152,070
     20,600   L-3 Communications
              Holdings, Inc. ..................................................          1,519,868
     50,500   Norfolk Southern Corp. ..........................................          2,376,025
     60,600   Northrop Grumman Corp. ..........................................          2,729,424
     85,400   Raytheon Co. ....................................................          4,358,816
     55,300   United Technologies Corp. .......................................          2,964,080
    147,900   Waste Management, Inc. ..........................................          4,901,406
                                                                                      ------------
                                                                                        48,066,413
                                                                                      ------------
              INFORMATION TECHNOLOGY - 3.58%
     63,400   Automatic Data Processing, Inc. .................................          2,494,156
     94,200   Cisco Systems, Inc. * ...........................................          1,535,460
     64,200   Computer Sciences Corp. * .......................................          2,255,988
    119,900   EMC Corp./Massachusetts * .......................................          1,255,353
     67,935   Hewlett-Packard Co. .............................................          2,465,361
    166,300   Intel Corp. .....................................................          2,437,958
     37,500   International Business Machines Corp. ...........................          3,156,000
    192,600   Maxim Integrated Products, Inc. .................................          2,199,492
     70,500   Microsoft Corp. .................................................          1,370,520
    100,400   Symantec Corp. * ................................................          1,357,408
     79,400   Tyco Electronics, Ltd. ..........................................          1,287,074
                                                                                      ------------
                                                                                        21,814,770
                                                                                      ------------
              MATERIALS - 2.79%
     45,800   Air Products & Chemicals, Inc. ..................................          2,302,366
    101,400   Alcoa, Inc. .....................................................          1,141,764
    103,900   Dow Chemical Co./The ............................................          1,567,851
    162,900   EI Du Pont de Nemours & Co. .....................................          4,121,370
     87,896   Freeport-McMoRan Copper & Gold, Inc. ............................          2,148,178
     78,400   Nucor Corp. .....................................................          3,622,080
     69,600   Weyerhaeuser Co. ................................................          2,130,456
                                                                                      ------------
                                                                                        17,034,065
                                                                                      ------------
              TELECOMMUNICATION SERVICES - 5.79%
    798,287   AT&T, Inc. ......................................................         22,751,180
    369,335   Verizon Communications, Inc. ....................................         12,520,456
                                                                                      ------------
                                                                                        35,271,636
                                                                                      ------------
              UTILITIES - 6.17%
     83,300   American Electric Power Co., Inc. ...............................          2,772,224
    184,900   Duke Energy Corp. ...............................................          2,775,349
     84,900   Edison International.............................................          2,726,988
     55,900   Exelon Corp. ....................................................          3,108,599
     55,400   FirstEnergy Corp. ...............................................          2,691,332
     86,500   FPL Group, Inc. .................................................          4,353,545
     57,100   NSTAR ...........................................................          2,083,579
     93,600   PG&E Corp. ......................................................          3,623,256
     90,600   Public Service Enterprise Group, Inc. ...........................          2,642,802
     18,000   Questar Corp. ...................................................            588,420
     95,300   Sempra Energy ...................................................          4,062,639
    166,700   Southern Co. ....................................................          6,167,900
                                                                                      ------------
                                                                                        37,596,633
                                                                                      ------------
              TOTAL COMMON STOCKS
              (Cost $665,069,132) .............................................        587,129,838

INVESTMENT COMPANIES - 3.04%
--------------------------------------------------------------------------------------------------
    280,000   Consumer Discretionary Select Sector SPDR Fund ETF ..............          6,039,600
    229,900   SPDR S&P Homebuilders ETF .......................................          2,751,903
  9,723,653   SSgA Prime Money Market Fund ....................................          9,723,653
                                                                                      ------------
              TOTAL INVESTMENT COMPANIES
              (Cost $18,675,266) ..............................................         18,515,156

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                    Value (Note 2)
                                                                                    --------------
TOTAL INVESTMENTS - 99.38%
--------------------------------------------------------------------------------------------------
(Cost $683,744,398**) .........................................................       $605,644,994

NET OTHER ASSETS AND LIABILITIES - 0.62%
--------------------------------------------------------------------------------------------------
                                                                                         3,798,607

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $609,443,601

--------------------------------------------------------------------------------
   *    Non-income producing.
  **    Aggregate cost for Federal tax purposes was $685,854,074.
 ETF    Exchange Traded Fund.
REIT    Real Estate Investment Trust.

        The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
68

================================================================================
 LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2008

                       [PIE CHART OF SECTOR ALLOCATION]

Information Technology                                                  32%
Health Care                                                             19%
Consumer Staples                                                        11%
Energy                                                                  11%
Industrials                                                             10%
Consumer Discretionary                                                   8%
Financials                                                               4%
Materials                                                                3%
Cash and Other Net Assets                                                1%
Utilities                                                                1%

                                   [END CHART]

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 98.18%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 7.68%
     25,200   Amazon.com, Inc. * ..............................................       $  1,292,256
      3,200   Autozone, Inc. * ................................................            446,304
     27,900   Coach, Inc. * ...................................................            579,483
     64,300   Comcast Corp., Class A ..........................................          1,085,384
  1,046,700   Interpublic Group of Cos., Inc. * ...............................          4,144,932
    121,500   Kohl's Corp. * ..................................................          4,398,300
     80,800   McDonald's Corp. ................................................          5,024,952
     27,700   Nike, Inc., Class B .............................................          1,412,700
     16,200   Polo Ralph Lauren Corp. .........................................            735,642
     47,100   Staples, Inc. ...................................................            844,032
     59,700   Starbucks Corp. * ...............................................            564,762
     99,300   Target Corp. ....................................................          3,428,829
     60,900   Tiffany & Co. ...................................................          1,439,067
     34,800   TJX Cos., Inc. ..................................................            715,836
     31,000   Yum! Brands, Inc. ...............................................            976,500
                                                                                      ------------
                                                                                        27,088,979
                                                                                      ------------
              CONSUMER STAPLES - 10.81%
    131,200   Coca-Cola Co./The ...............................................          5,939,424
    100,600   Colgate-Palmolive Co. ...........................................          6,895,124
     38,800   Costco Wholesale Corp. ..........................................          2,037,000
    272,400   Philip Morris International, Inc. ...............................         11,852,124
    202,900   Wal-Mart Stores, Inc. ...........................................         11,374,574
                                                                                      ------------
                                                                                        38,098,246
                                                                                      ------------
              ENERGY - 10.62%
     53,200   Cameron International Corp. * ...................................          1,090,600
     16,400   Diamond Offshore Drilling, Inc. .................................            966,616
     50,900   EOG Resources, Inc. .............................................          3,388,922
     72,400   Exxon Mobil Corp. ...............................................          5,779,692
     58,800   Hess Corp. ......................................................          3,154,032
     53,100   National Oilwell Varco, Inc. * ..................................          1,297,764
     44,600   Noble Corp. .....................................................            985,214
     77,400   Occidental Petroleum Corp. ......................................          4,643,226
     46,700   Peabody Energy Corp. ............................................          1,062,425
    312,100   PetroHawk Energy Corp. * ........................................          4,878,123
     25,400   Range Resources Corp. ...........................................            873,506
    103,100   Schlumberger, Ltd. ..............................................          4,364,223
     41,600   Southwestern Energy Co. * .......................................          1,205,152
     25,161   Transocean, Ltd. * ..............................................          1,188,857
     80,000   Weatherford International, Ltd. * ...............................            865,600
     47,766   XTO Energy, Inc. ................................................          1,684,707
                                                                                      ------------
                                                                                        37,428,659
                                                                                      ------------
              FINANCIALS - 3.83%
     23,200   Aflac, Inc. .....................................................          1,063,488
     51,000   American Express Co. ............................................            946,050
    121,000   Axis Capital Holdings, Ltd. .....................................          3,523,520
      8,500   BlackRock, Inc. .................................................          1,140,275
    112,100   Charles Schwab Corp./The ........................................          1,812,657
      3,700   CME Group, Inc. .................................................            770,007
     10,000   IntercontinentalExchange, Inc. * ................................            824,400
     13,600   Mastercard, Inc., Class A .......................................          1,943,848
     14,800   Northern Trust Corp. ............................................            771,672
      9,800   PartnerRe, Ltd. .................................................            698,446
                                                                                      ------------
                                                                                        13,494,363
                                                                                      ------------
              HEALTH CARE - 19.38%
    106,600   Abbott Laboratories .............................................          5,689,242
     70,100   Baxter International, Inc. ......................................          3,756,659
     21,100   Becton Dickinson & Co. ..........................................          1,443,029
      9,400   Biogen Idec, Inc. * .............................................            447,722
    138,700   Bristol-Myers Squibb Co. ........................................          3,224,775
     82,400   Celgene Corp. * .................................................          4,555,072
     57,300   Express Scripts, Inc. * .........................................          3,150,354
     30,000   Gen-Probe, Inc. * ...............................................          1,285,200
    178,400   Genentech, Inc. * ...............................................         14,791,144
     32,900   Genzyme Corp. * .................................................          2,183,573
     72,100   Gilead Sciences, Inc. * .........................................          3,687,194
    175,500   Hologic, Inc. * .................................................          2,293,785
      3,000   Intuitive Surgical, Inc. * ......................................            380,970
     67,200   Johnson & Johnson ...............................................          4,020,576
     54,700   Medtronic, Inc. .................................................          1,718,674

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              HEALTH CARE (CONTINUED)
    259,581   Schering-Plough Corp. ...........................................       $  4,420,664
     35,600   St. Jude Medical, Inc. * ........................................          1,173,376
    207,600   UnitedHealth Group, Inc. ........................................          5,522,160
    150,300   Vertex Pharmaceuticals, Inc. * ..................................          4,566,114
                                                                                      ------------
                                                                                        68,310,283
                                                                                      ------------
              INDUSTRIALS - 9.80%
     74,900   Boeing Co. ......................................................          3,195,983
     13,900   Burlington Northern Santa Fe Corp. ..............................          1,052,369
     55,400   Caterpillar, Inc. ...............................................          2,474,718
     32,500   CH Robinson Worldwide, Inc. .....................................          1,788,475
     35,700   CSX Corp. .......................................................          1,159,179
     20,800   Cummins, Inc. ...................................................            555,984
     33,300   Deere & Co. .....................................................          1,276,056
     51,800   Emerson Electric Co. ............................................          1,896,398
     16,500   Expeditors International of Washington, Inc. ....................            548,955
     14,300   Flowserve Corp. .................................................            736,450
    200,000   General Electric Co. ............................................          3,240,000
     77,200   Honeywell International, Inc. ...................................          2,534,476
     15,700   ITT Corp. .......................................................            722,043
     25,900   Lockheed Martin Corp. ...........................................          2,177,672
    160,800   Quanta Services, Inc. * .........................................          3,183,840
     14,600   Union Pacific Corp. .............................................            697,880
     53,900   United Parcel Service, Inc., Class B ............................          2,973,124
     43,600   United Technologies Corp. .......................................          2,336,960
     25,200   WW Grainger, Inc. ...............................................          1,986,768
                                                                                      ------------
                                                                                        34,537,330
                                                                                      ------------
              INFORMATION TECHNOLOGY - 31.96%
     47,200   Accenture, Ltd., Class A ........................................          1,547,688
     41,800   Adobe Systems, Inc. * ...........................................            889,922
     21,900   Affiliated Computer Services, Inc., Class A * ...................          1,006,305
     23,700   Akamai Technologies, Inc. * .....................................            357,633
     31,000   Altera Corp. ....................................................            518,010
     87,300   Apple, Inc. * ...................................................          7,451,055
    871,500   Cisco Systems, Inc. * ...........................................         14,205,450
     59,200   Citrix Systems, Inc. * ..........................................          1,395,344
    139,000   Corning, Inc. ...................................................          1,324,670
     99,200   Dell, Inc. * ....................................................          1,015,808
     62,200   eBay, Inc. * ....................................................            868,312
    254,000   EMC Corp./Massachusetts * .......................................          2,659,380
      6,000   First Solar, Inc. * .............................................            827,760
     33,400   Google, Inc., Class A * .........................................         10,275,510
     97,700   Hewlett-Packard Co. .............................................          3,545,533
    675,400   Intel Corp. .....................................................          9,901,364
    121,000   International Business Machines Corp. ...........................         10,183,360
    434,305   Maxim Integrated Products, Inc. .................................          4,959,763
     62,400   Microchip Technology, Inc. ......................................          1,218,672
    656,500   Microsoft Corp. .................................................         12,762,360
     59,700   Novellus Systems, Inc. * ........................................            736,698
     86,400   Nuance Communication, Inc. * ....................................            895,104
    359,500   Oracle Corp. * ..................................................          6,373,935
     25,300   Paychex, Inc. ...................................................            664,884
    235,500   QUALCOMM, Inc. ..................................................          8,437,965
     38,200   Salesforce.com, Inc. * ..........................................          1,222,782
    174,000   Texas Instruments, Inc. .........................................          2,700,480
     39,100   Varian Semiconductor Equipment Associates, Inc. * ...............            708,492
     61,300   Visa, Inc., Class A .............................................          3,215,185
     65,400   Yahoo!, Inc. * ..................................................            797,880
                                                                                      ------------
                                                                                       112,667,304
                                                                                      ------------
              MATERIALS - 2.81%
     44,500   Monsanto Co. ....................................................          3,130,575
     76,600   Nucor Corp. .....................................................          3,538,920
     54,300   Praxair, Inc. ...................................................          3,223,248
                                                                                      ------------
                                                                                         9,892,743
                                                                                      ------------
              TELECOMMUNICATION SERVICES - 0.30%
     58,000   NII Holdings, Inc. * ............................................          1,054,440
                                                                                      ------------
              UTILITIES - 0.99%
     43,800   FPL Group, Inc. .................................................          2,204,454
     30,300   Sempra Energy ...................................................          1,291,689
                                                                                      ------------
                                                                                         3,496,143
                                                                                      ------------
              TOTAL COMMON STOCKS
              (Cost $401,716,239) .............................................        346,068,490

INVESTMENT COMPANY - 0.99%
--------------------------------------------------------------------------------------------------
  3,473,044   SSgA Prime Money Market Fund ....................................          3,473,044
                                                                                      ------------
              TOTAL INVESTMENT COMPANY
              (Cost $3,473,044) ...............................................          3,473,044

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
70

================================================================================
 LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                    Value (Note 2)
                                                                                    --------------
TOTAL INVESTMENTS - 99.17%
--------------------------------------------------------------------------------------------------
(Cost $405,189,283**) .........................................................       $349,541,534

NET OTHER ASSETS AND LIABILITIES - 0.83%
--------------------------------------------------------------------------------------------------
                                                                                         2,931,755
TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $352,473,289

--------------------------------------------------------------------------------

   *    Non-income producing.
  **    Aggregate cost for Federal tax purposes was $414,598,884.

        The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2008

                       [PIE CHART OF SECTOR ALLOCATION]

Financials                                                              27%
Utilities                                                               14%
Consumer Discretionary                                                  10%
Consumer Staples                                                        10%
Industrials                                                             10%
Information Technology                                                   8%
Health Care                                                              6%
Materials                                                                5%
Energy                                                                   5%
Cash and Other Net Assets                                                4%
Telecommunication Services                                               1%

                                   [END CHART]

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 96.03%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 9.93%
     32,600   Arbitron, Inc. ..................................................       $    432,928
     14,500   Autoliv, Inc. ...................................................            311,170
      3,800   Autozone, Inc. * ................................................            529,986
     16,600   Carnival Corp. ..................................................            403,712
     44,400   Cato Corp./The, Class A .........................................            670,440
     31,400   CBS Corp., Class B ..............................................            257,166
     14,900   CEC Entertainment, Inc. * .......................................            361,325
     17,700   Choice Hotels International, Inc. ...............................            532,062
     53,400   Eastman Kodak Co. ...............................................            351,372
    144,419   Ford Motor Co. * ................................................            330,719
     19,700   Fortune Brands, Inc. ............................................            813,216
     23,600   Genuine Parts Co. ...............................................            893,496
     33,900   Hibbett Sports, Inc. * ..........................................            532,569
    174,000   Interpublic Group of Cos., Inc. * ...............................            689,040
     24,300   JC Penney Co., Inc. .............................................            478,710
     31,400   KB Home .........................................................            427,668
     15,500   LKQ Corp. * .....................................................            180,730
    138,700   Mattel, Inc. ....................................................          2,219,200
     12,500   Matthews International Corp., Class A ...........................            458,500
     32,300   O'Reilly Automotive, Inc. * .....................................            992,902
     10,000   Pulte Homes, Inc. ...............................................            109,300
     34,400   Saks, Inc. * ....................................................            150,672
     32,300   Scripps Networks Interactive, Inc., Class A .....................            710,600
     33,400   Sonic Corp. * ...................................................            406,478
     68,600   Stage Stores, Inc. ..............................................            565,950
     53,900   TJX Cos., Inc. ..................................................          1,108,723
     29,600   Valassis Communications, Inc. * .................................             39,072
     10,300   VF Corp. ........................................................            564,131
     31,500   Virgin Media, Inc. ..............................................            157,185
                                                                                      ------------
                                                                                        15,679,022
                                                                                      ------------
              CONSUMER STAPLES - 9.99%
     12,600   Bunge, Ltd. ....................................................             652,302
     15,400   Casey's General Stores, Inc. ...................................             350,658
     19,400   Clorox Co. .....................................................           1,077,864
     64,100   ConAgra Foods, Inc. ............................................           1,057,650
     46,900   Constellation Brands, Inc., Class A * ..........................             739,613
     29,000   Costco Wholesale Corp. .........................................           1,522,500
     13,300   Energizer Holdings, Inc. * .....................................             720,062
     23,900   Herbalife, Ltd. ................................................             518,152
     31,000   HJ Heinz Co. ...................................................           1,165,600
     19,300   Hormel Foods Corp. .............................................             599,844
     31,700   Lance, Inc. ....................................................             727,198
     21,000   Lorillard, Inc. ................................................           1,183,350
     25,700   Molson Coors Brewing Co., Class B ..............................           1,257,244
     40,500   Safeway, Inc. ..................................................             962,685
     50,200   Sara Lee Corp. .................................................             491,458
     41,900   Tyson Foods, Inc., Class A .....................................             367,044
     16,300   UST, Inc. ......................................................           1,130,894
     22,400   Wal-Mart Stores, Inc. ..........................................           1,255,744
                                                                                      ------------
                                                                                        15,779,862
                                                                                      ------------
              ENERGY - 5.07%
     62,800   BJ Services Co. ................................................             732,876
     20,600   Chesapeake Energy Corp. ........................................             333,102
     95,000   El Paso Corp. ..................................................             743,850
     34,300   Forest Oil Corp. * .............................................             565,607
     25,400   Helmerich & Payne, Inc. ........................................             577,850
     18,500   Nabors Industries, Ltd. * ......................................             221,445
     22,400   Newfield Exploration Co. * .....................................             442,400
     26,300   Noble Energy, Inc. .............................................           1,294,486
      9,600   Overseas Shipholding Group, Inc. ...............................             404,256
     50,700   PetroHawk Energy Corp. * .......................................             792,441
     19,000   Plains Exploration & Production Co. * ..........................             441,560

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
72

================================================================================
 MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              ENERGY (CONTINUED)
      3,800   SEACOR Holdings, Inc. * .........................................       $    253,270
     19,600   St. Mary Land & Exploration Co. .................................            398,076
     36,100   Tesoro Corp. ....................................................            475,437
      9,800   Whiting Petroleum Corp. * .......................................            327,908
                                                                                      ------------
                                                                                         8,004,564
                                                                                      ------------
              FINANCIALS - 26.82%
        900   Alleghany Corp. * ...............................................            253,800
     18,100   Ameriprise Financial, Inc. ......................................            422,816
     80,500   Annaly Capital Management, Inc., REIT ...........................          1,277,535
     45,600   AON Corp. .......................................................          2,083,008
     19,800   Arch Capital Group, Ltd. * ......................................          1,387,980
     53,699   Ares Capital Corp. ..............................................            339,915
     11,100   Asset Acceptance Capital Corp. * ................................             56,721
     37,176   Associated Banc-Corp. ...........................................            778,093
     13,600   Assurant, Inc. ..................................................            408,000
     31,400   Assured Guaranty, Ltd. ..........................................            357,960
     16,900   AvalonBay Communities, Inc., REIT................................          1,023,802
     42,200   Axis Capital Holdings, Ltd. .....................................          1,228,864
     14,000   BlackRock, Inc. .................................................          1,878,100
     16,600   Boston Properties, Inc., REIT ...................................            913,000
     15,900   Credit Acceptance Corp. * .......................................            217,830
     35,850   Delphi Financial Group, Inc., Class A ...........................            661,074
     31,300   Discover Financial Services .....................................            298,289
     36,800   Equity Residential, REIT ........................................          1,097,376
     16,168   Everest Re Group, Ltd. ..........................................          1,231,031
     16,000   Fidelity National Financial, Inc., Class A ......................            284,000
     87,500   Fifth Third Bancorp .............................................            722,750
     13,100   Financial Federal Corp. .........................................            304,837
      8,900   First American Corp. ............................................            257,121
      9,100   First Midwest Bankcorp, Inc./IL .................................            181,727
     66,200   Hudson City Bancorp, Inc. .......................................          1,056,552
     22,450   International Bancshares Corp. ..................................            490,084
     13,200   IPC Holdings, Ltd. ..............................................            394,680
     63,200   JPMorgan Chase & Co. ............................................          1,992,696
     83,200   Keycorp .........................................................            708,864
     25,400   Kimco Realty Corp., REIT ........................................            464,312
      7,000   Leucadia National Corp. * .......................................            138,600
     12,800   M&T Bank Corp. ..................................................            734,848
     52,900   Marsh & McLennan Cos., Inc. .....................................          1,283,883
     28,098   Marshall & Ilsley Corp. .........................................            383,257
     11,400   MB Financial, Inc. ..............................................            318,630
    235,400   National City Corp. .............................................            426,074
     17,738   NewAlliance Bancshares, Inc. ....................................            233,609
     11,600   Northern Trust Corp. ............................................            604,824
     25,400   People's United Financial, Inc. .................................            452,882
     18,300   Platinum Underwriters Holdings, Ltd. ............................            660,264
     34,400   Principal Financial Group, Inc. .................................            776,408
     54,100   Progressive Corp./The ...........................................            801,221
      5,400   PS Business Parks, Inc., REIT ...................................            241,164
     10,100   Public Storage, REIT ............................................            802,950
     26,800   Realty Income Corp., REIT .......................................            620,420
     75,300   Regions Financial Corp. .........................................            599,388
     18,400   Reinsurance Group of America, Inc. ..............................            787,888
     17,900   SL Green Realty Corp., REIT .....................................            463,610
     12,400   State Street Corp. ..............................................            487,692
     25,000   Torchmark Corp. .................................................          1,117,500
    103,100   Unum Group ......................................................          1,917,660
     62,700   US Banccorp .....................................................          1,568,127
      9,000   Ventas, Inc., REIT ..............................................            302,130
     26,100   Vornado Realty Trust, REIT ......................................          1,575,135
     31,200   Webster Financial Corp. .........................................            429,936
      6,400   Westamerica Bancorporation ......................................            327,360
     37,400   WR Berkley Corp. ................................................          1,159,400
     14,500   XL Capital, Ltd., Class A .......................................             53,650
     13,000   Zions Bancorporation ............................................            318,630
                                                                                      ------------
                                                                                        42,359,957
                                                                                      ------------
              HEALTH CARE - 6.31%
     16,300   AmerisourceBergen Corp. .........................................            581,258
     17,900   Amsurg Corp. * ..................................................            417,786
     24,600   Centene Corp. * .................................................            484,866
     19,200   Charles River Laboratories International, Inc. * ................            503,040
     43,200   Cigna Corp. .....................................................            727,920
     36,600   Coventry Health Care, Inc. * ....................................            544,608
     30,300   Forest Laboratories, Inc. * .....................................            771,741
    119,600   Hologic, Inc. * .................................................          1,563,172
     20,800   Humana, Inc. * ..................................................            775,424
     43,370   Life Technologies Corp. * .......................................          1,010,955
     20,100   Medco Health Solutions, Inc. * ..................................            842,391
     22,400   Orthofix International N.V. * ...................................            343,392
     13,216   Teva Pharmaceutical Industries, Ltd., ADR .......................            562,605
     66,800   Universal American Corp./NY * ...................................            589,176
      6,700   Wyeth ...........................................................            251,317
                                                                                      ------------
                                                                                         9,969,651
                                                                                      ------------
              INDUSTRIALS - 10.53%
     72,400   ACCO Brands Corp. * .............................................            249,780
     13,700   Acuity Brands, Inc. .............................................            478,267
     31,200   Albany International Corp., Class A .............................            400,608
     47,025   Belden, Inc. ....................................................            981,882
     48,200   Carlisle Cos., Inc. .............................................            997,740
     23,500   Cooper Industries, Ltd., Class A ................................            686,905
      9,800   Danaher Corp. ...................................................            554,778
     21,700   Dover Corp. .....................................................            714,364

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              INDUSTRIALS (CONTINUED)
     12,040   ESCO Technologies, Inc. * .......................................       $    493,038
      4,800   Flowserve Corp. .................................................            247,200
     18,300   GATX Corp. ......................................................            566,751
      9,500   General Dynamics Corp. ..........................................            547,105
     30,800   General Electric Co. ............................................            498,960
     10,087   Genesee & Wyoming, Inc., Class A * ..............................            307,654
     16,900   Graco, Inc. .....................................................            401,037
     37,500   Ingersoll-Rand Co., Ltd., Class A ...............................            650,625
     25,600   ITT Corp. .......................................................          1,177,344
     26,000   KBR, Inc. .......................................................            395,200
     10,500   L-3 Communications Holdings, Inc. ...............................            774,690
     34,900   Mueller Industries, Inc. ........................................            875,292
      6,000   Norfolk Southern Corp. ..........................................            282,300
     12,900   Parker Hannifin Corp. ...........................................            548,766
     18,400   Republic Services, Inc. .........................................            456,136
     18,200   RR Donnelley & Sons Co. .........................................            247,156
      8,500   Simpson Manufacturing Co., Inc. .................................            235,960
    105,900   Southwest Airlines Co. ..........................................            912,858
     19,500   United Stationers, Inc. * .......................................            653,055
      7,200   URS Corp. * .....................................................            293,544
     12,800   WW Grainger, Inc. ...............................................          1,009,152
                                                                                      ------------
                                                                                        16,638,147
                                                                                      ------------
              INFORMATION TECHNOLOGY - 7.78%
     21,300   Affiliated Computer Services, Inc., Class A * ...................            978,735
     43,500   Arrow Electronics, Inc. * .......................................            819,540
     74,000   Brocade Communications Systems, Inc. * ..........................            207,200
     44,900   CA, Inc. ........................................................            831,997
     38,000   Computer Sciences Corp. * .......................................          1,335,320
     20,300   Diebold, Inc. ...................................................            570,227
     33,300   Electronics for Imaging, Inc. * .................................            318,348
      7,200   Fiserv, Inc. * ..................................................            261,864
     35,000   Intersil Corp., Class A .........................................            321,650
    128,900   Maxim Integrated Products, Inc. .................................          1,472,038
     18,700   MAXIMUS, Inc. ...................................................            656,557
     14,500   Microchip Technology, Inc. ......................................            283,185
     39,600   Molex, Inc. .....................................................            573,804
     39,800   Novellus Systems, Inc. * ........................................            491,132
     20,300   SanDisk Corp. * .................................................            194,880
     41,300   Seagate Technology ..............................................            182,959
     62,400   Sun Microsystems, Inc. * ........................................            238,368
     29,500   Synopsys, Inc. * ................................................            546,340
     20,300   Teradata Corp. * ................................................            301,049
     29,700   Websense, Inc. * ................................................            444,609
     93,900   Xerox Corp. .....................................................            748,383
     25,100   Zebra Technologies Corp., Class A * .............................            508,526
                                                                                      ------------
                                                                                        12,286,711
                                                                                      ------------
              MATERIALS - 4.76%
     13,000   Air Products & Chemicals, Inc. ..................................            653,510
     14,700   Aptargroup, Inc. ................................................            518,028
     29,100   Celanese Corp., Series A ........................................            361,713
      4,300   Compass Minerals International, Inc. ............................            252,238
      8,300   Deltic Timber Corp. .............................................            379,725
     17,300   Ecolab, Inc. ....................................................            608,095
     18,100   EI Du Pont de Nemours & Co. .....................................            457,930
     21,965   Freeport-McMoRan Copper and Gold, Inc. ..........................            536,825
     14,500   Mosaic Co./The ..................................................            501,700
     22,000   Nucor Corp. .....................................................          1,016,400
     24,900   Owens-Illinois, Inc. * ..........................................            680,517
     16,300   Sigma-Aldrich Corp. .............................................            688,512
     28,300   Weyerhaeuser Co. ................................................            866,263
                                                                                      ------------
                                                                                         7,521,456
                                                                                      ------------
              TELECOMMUNICATION SERVICES - 1.07%
     21,400   Crown Castle International Corp. * ..............................            376,212
     17,800   Embarq Corp. ....................................................            640,088
     97,400   Qwest Communications International, Inc. ........................            354,536
      9,900   Telephone & Data Systems, Inc. ..................................            314,325
                                                                                      ------------
                                                                                         1,685,161
                                                                                      ------------
              UTILITIES - 13.77%
     34,300   Ameren Corp. ....................................................          1,140,818
     75,900   American Electric Power Co., Inc. ...............................          2,525,952
     12,400   Atmos Energy Corp. ..............................................            293,880
     49,200   Edison International ............................................          1,580,304
      5,300   Entergy Corp. ...................................................            440,589
      7,500   New Jersey Resources Corp. ......................................            295,125
     15,700   NRG Energy, Inc. * ..............................................            366,281
     53,500   NSTAR ...........................................................          1,952,215
     28,800   Oneok, Inc. .....................................................            838,656
     65,500   PG&E Corp. ......................................................          2,535,505
     51,100   Progress Energy, Inc. ...........................................          2,036,335
     15,700   Questar Corp. ...................................................            513,233
     47,800   Sempra Energy ...................................................          2,037,714
     21,900   UGI Corp. .......................................................            534,798
     18,300   Unisource Energy Corp. ..........................................            537,288
     24,600   Westar Energy, Inc. .............................................            504,546
     11,000   WGL Holdings, Inc. ..............................................            359,590
     31,500   Wisconsin Energy Corp. ..........................................          1,322,370
    104,300   Xcel Energy, Inc. ...............................................          1,934,765
                                                                                      ------------
                                                                                        21,749,964
                                                                                      ------------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
74

================================================================================
 MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $199,627,344) .............................................       $151,674,495

INVESTMENT COMPANIES - 3.61%
--------------------------------------------------------------------------------------------------
  5,418,894   SSgA Prime Money Market Fund ....................................          5,418,894
     24,300   SPDR S&P Homebuilders ETF .......................................            290,871
                                                                                      ------------
              TOTAL INVESTMENT COMPANIES
              (Cost $5,727,198) ...............................................          5,709,765

TOTAL INVESTMENTS - 99.64%
--------------------------------------------------------------------------------------------------
(Cost $205,354,542**) .........................................................        157,384,260

NET OTHER ASSETS AND LIABILITIES - 0.36%
--------------------------------------------------------------------------------------------------
                                                                                           564,656

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $157,948,916

--------------------------------------------------------------------------------
  **   Aggregate cost for Federal tax purposes was $209,010,103.
   *   Non-income producing.
 ADR   American Depositary Receipt
 ETF   Exchange Traded Fund.
REIT   Real Estate Investment Trust

       The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 MID CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2008

                       [PIE CHART OF SECTOR ALLOCATION]

Information Technology                                                  21%
Health Care                                                             17%
Industrials                                                             16%
Consumer Discretionary                                                  16%
Energy                                                                  10%
Financials                                                               7%
Consumer Staples                                                         4%
Materials                                                                4%
Cash & Other Net Assets                                                  3%
Telecommunication Services                                               1%
Utilities                                                                1%

                                   [END CHART]

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 97.51%
--------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 15.92%
     83,300   Aeropostale, Inc. * .............................................       $  1,341,130
    159,782   Buckle, Inc./The ................................................          3,486,443
    117,800   Chico's FAS, Inc. * .............................................            492,404
    146,600   GameStop Corp., Class A * .......................................          3,175,356
    131,400   Guess ?, Inc. ...................................................          2,016,990
    153,095   Gymboree Corp. * ................................................          3,994,249
     96,600   O'Reilly Automotive, Inc. * .....................................          2,969,484
     36,600   priceline.com, Inc. * ...........................................          2,695,590
    113,200   Sotheby's .......................................................          1,006,348
     98,282   Steiner Leisure, Ltd. * .........................................          2,901,285
    194,687   True Religion Apparel, Inc. * ...................................          2,421,906
                                                                                      ------------
                                                                                        26,501,185
                                                                                      ------------
              CONSUMER STAPLES - 3.46%
     37,900   Avon Products, Inc. .............................................            910,737
     99,800   Herbalife, Ltd. .................................................          2,163,664
    183,800   SUPERVALU, Inc. .................................................          2,683,480
                                                                                      ------------
                                                                                         5,757,881
                                                                                      ------------
              ENERGY - 10.39%
    244,200   Atwood Oceanics, Inc. * .........................................          3,731,376
     34,900   Consol Energy, Inc. .............................................            997,442
    508,500   Hercules Offshore, Inc. * .......................................          2,415,375
     82,800   National Oilwell Varco, Inc. * ..................................          2,023,632
     33,300   Noble Corp. .....................................................            735,597
     52,600   Noble Energy, Inc. ..............................................          2,588,972
     68,600   St. Mary Land & Exploration Co. .................................          1,393,266
     80,500   Ultra Petroleum Corp. * .........................................          2,778,055
     19,000   Whiting Petroleum Corp. * .......................................            635,740
                                                                                      ------------
                                                                                        17,299,455
                                                                                      ------------
              FINANCIALS - 7.01%
     66,100   Ameriprise Financial, Inc. ......................................          1,544,096
    358,000   Assured Guaranty, Ltd. ..........................................          4,081,200
     55,300   Hartford Financial Services Group, Inc. .........................            908,026
    490,325   Huntington Bancshares, Inc./OH ..................................          3,755,889
    101,172   TCF Financial Corp. .............................................          1,382,010
                                                                                      ------------
                                                                                        11,671,221
                                                                                      ------------
              HEALTH CARE - 17.02%
     57,000   Beckman Coulter, Inc. ...........................................          2,504,580
     38,700   Cephalon, Inc. * ................................................          2,981,448
     68,200   Charles River Laboratories International, Inc. * ................          1,786,840
    235,700   Coventry Health Care, Inc. * ....................................          3,507,216
     53,200   Cubist Pharmaceuticals, Inc. * ..................................          1,285,312
     45,600   Hospira, Inc. * .................................................          1,222,992
    101,100   Humana, Inc. * ..................................................          3,769,008
    145,467   Life Technologies Corp. * .......................................          3,390,836
    108,600   Psychiatric Solutions, Inc. * ...................................          3,024,510
     79,100   St. Jude Medical, Inc. * ........................................          2,607,136
     61,700   Waters Corp. * ..................................................          2,261,305
                                                                                      ------------
                                                                                        28,341,183
                                                                                      ------------
              INDUSTRIALS - 16.35%
     10,500   DynCorp International, Inc., Class A * ..........................            159,285
     62,900   Flowserve Corp. .................................................          3,239,350
     65,800   Foster Wheeler, Ltd. * ..........................................          1,538,404
    130,200   Graco, Inc. .....................................................          3,089,646
    191,688   Herman Miller, Inc. .............................................          2,497,694
    128,400   HUB Group, Inc., Class A * ......................................          3,406,452
     71,825   Manpower, Inc. ..................................................          2,441,332
    260,800   Oshkosh Corp. ...................................................          2,318,512
     53,800   Precision Castparts Corp. .......................................          3,200,024
     95,500   Terex Corp. * ...................................................          1,654,060
    153,300   Thomas & Betts Corp. * ..........................................          3,682,266
                                                                                      ------------
                                                                                        27,227,025
                                                                                      ------------
              INFORMATION TECHNOLOGY - 20.98%
    239,400   Akamai Technologies, Inc. * .....................................          3,612,546
     91,000   Alliance Data Systems Corp. * ...................................          4,234,230

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
76

================================================================================
 MID CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (CONTINUED)
    136,100   Amdocs, Ltd. * ..................................................       $  2,489,269
     73,300   Amphenol Corp., Class A .........................................          1,757,734
    121,700   BMC Software, Inc. * ............................................          3,274,947
    175,700   Cognizant Technology Solutions Corp., Class A * .................          3,173,142
     54,400   Flir Systems, Inc. * ............................................          1,668,992
    241,400   NetApp, Inc. * ..................................................          3,372,358
    438,800   Perot Systems Corp., Class A * ..................................          5,998,396
    137,300   Polycom, Inc. * .................................................          1,854,923
    243,200   Western Union Co./The ...........................................          3,487,488
                                                                                      ------------
                                                                                        34,924,025
                                                                                      ------------
              MATERIALS - 4.22%
     53,900   Cliffs Natural Resources, Inc. ..................................          1,380,379
    106,000   Pactiv Corp. * ..................................................          2,637,280
    121,900   Terra Industries, Inc. ..........................................          2,032,073
    125,600   Yamana Gold, Inc. ...............................................            969,632
                                                                                      ------------
                                                                                         7,019,364
                                                                                      ------------
              TELECOMMUNICATION SERVICES - 1.51%
    138,000   NII Holdings, Inc. * ............................................          2,508,840
                                                                                      ------------
              UTILITIES - 0.65%
     36,600   Idacorp, Inc. ...................................................          1,077,870
                                                                                      ------------

              TOTAL COMMON STOCKS
              (Cost $240,533,774) .............................................        162,328,049

INVESTMENT COMPANY - 1.72%
--------------------------------------------------------------------------------------------------
  2,862,522   SSgA Prime Money Market Fund ....................................          2,862,522
                                                                                      ------------
              TOTAL INVESTMENT COMPANY
              (Cost $2,862,522) ...............................................          2,862,522

TOTAL INVESTMENTS - 99.23%
--------------------------------------------------------------------------------------------------
(Cost $243,396,296**) .........................................................        165,190,571

NET OTHER ASSETS AND LIABILITIES - 0.77%
--------------------------------------------------------------------------------------------------
                                                                                         1,274,342

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $166,464,913

--------------------------------------------------------------------------------
   *    Non-income producing.
  **    Aggregate cost for Federal tax purposes was $267,111,989.

        The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 SMALL CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2008

                        [PIE CHART OF SECTOR ALLOCATION]

Industrials                                                         21%
Financials                                                          20%
Consumer Discretionary                                              16%
Health Care                                                          9%
Information Technology                                               8%
Cash and Other Net Assets                                            6%
Utilities                                                            6%
Consumer Staples                                                     5%
Materials                                                            5%
Energy                                                               4%

                                   [END CHART]

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 94.18%
--------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 16.22%
      6,100    Arbitron, Inc. .................................................         $   81,008
      7,800    Cato Corp./The, Class A ........................................            117,780
      2,700    CEC Entertainment, Inc. * ......................................             65,475
      3,000    Choice Hotels International, Inc. ..............................             90,180
      5,700    Helen of Troy, Ltd. *  .........................................             98,952
      5,500    Hibbett Sports, Inc. * .........................................             86,405
      2,600    LKQ Corp. * ....................................................             30,316
      2,000    Matthews International Corp., Class A  .........................             73,360
      7,000    Modine Manufacturing Co. .......................................             34,090
      6,300    Sonic Corp. * ..................................................             76,671
     11,700    Stage Stores, Inc. .............................................             96,525
      2,900    Tempur-Pedic International, Inc. ...............................             20,561
      3,100    Unifirst Corp./MA ...............................................            92,039
      5,800    Valassis Communications, Inc. * ................................              7,656
                                                                                        ----------
                                                                                           971,018
                                                                                        ----------
               CONSUMER STAPLES - 4.84%
      2,800    Casey's General Stores, Inc. ...................................             63,756
      4,400    Herbalife, Ltd. ................................................             95,392
      5,700    Lance, Inc. ....................................................            130,758
                                                                                        ----------
                                                                                           289,906
                                                                                        ----------
               ENERGY - 3.46%
      3,600    Penn Virginia Corp. ............................................             93,528
        800    SEACOR Holdings, Inc. *  .......................................             53,320
      1,800    Whiting Petroleum Corp. * ......................................             60,228
                                                                                        ----------
                                                                                           207,076
                                                                                        ----------
               FINANCIALS - 20.32%
      3,800    Acadia Realty Trust, REIT.......................................             54,226
      2,400    American Campus Communities, Inc., REIT ........................             49,152
      9,533    Ares Capital Corp. .............................................             60,344
      5,000    Asset Acceptance Capital Corp. * ...............................             25,550
      5,400    Assured Guaranty, Ltd. .........................................             61,560
      3,200    Credit Acceptance Corp. * ......................................             43,840
      6,600    Delphi Financial Group, Inc., Class A  .........................            121,704
      2,300    Financial Federal Corp. ........................................             53,521
      1,900    First Midwest Bankcorp, Inc./IL ................................             37,943
      3,690    International Bancshares Corp. .................................             80,553
      2,500    IPC Holdings, Ltd. .............................................             74,750
      2,200    MB Financial, Inc. .............................................             61,490
      2,800    NewAlliance Bancshares, Inc. ...................................             36,876
      3,500    Platinum Underwriters Holdings, Ltd. ...........................            126,280
      1,400    PS Business Parks, Inc., REIT ..................................             62,524
      4,600    Realty Income Corp., REIT ......................................            106,490
      6,200    U-Store-It Trust, REIT .........................................             27,590
      5,500    Webster Financial Corp. ........................................             75,790
      1,100    Westamerica Bancorporation .....................................             56,265
                                                                                        ----------
                                                                                         1,216,448
                                                                                        ----------
               HEALTH CARE - 8.93%
      3,000    Amsurg Corp. * ..................................................            70,020
      4,300    Centene Corp. * .................................................            84,753
      3,200    Charles River Laboratories International, Inc. * ................            83,840
      1,800    Corvel Corp. *  .................................................            39,564
      2,700    ICU Medical, Inc. * .............................................            89,478
      4,200    Orthofix International N.V. *  ..................................            64,386
     11,600    Universal American Corp./NY *  ..................................           102,312
                                                                                        ----------
                                                                                           534,353
                                                                                        ----------
               INDUSTRIALS - 20.76%
     12,700    ACCO Brands Corp. * .............................................            43,815
      2,500    Acuity Brands, Inc. .............................................            87,275
      5,600    Albany International Corp., Class A .............................            71,904

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
78

================================================================================
 SMALL CAP VALUE FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
               INDUSTRIALS (CONTINUED)
      8,200    Belden, Inc. ...................................................         $  171,216
      6,600    Bowne & Co., Inc. ..............................................             38,808
      8,400    Carlisle Cos., Inc. ............................................            173,880
      2,100    ESCO Technologies, Inc. *  .....................................             85,995
      3,000    GATX Corp. .....................................................             92,910
      1,900    Genesee & Wyoming, Inc., Class A * .............................             57,950
      5,800    Mueller Industries, Inc. .......................................            145,464
      2,500    Quixote Corp. ..................................................             16,250
      1,900    Simpson Manufacturing Co., Inc. ................................             52,744
      2,600    Sterling Construction Co., Inc. * ..............................             48,204
      3,400    United Stationers, Inc. * ......................................            113,866
      6,800    Vitran Corp., Inc. * ...........................................             42,160
                                                                                        ----------
                                                                                         1,242,441
                                                                                        ----------
               INFORMATION TECHNOLOGY - 8.50%
      3,600    Diebold, Inc. ..................................................            101,124
      5,900    Electronics for Imaging, Inc. * ................................             56,404
      3,100    MAXIMUS, Inc. ..................................................            108,841
      8,000    NAM TAI Electronics, Inc. ......................................             44,000
      5,200    Websense, Inc. * ...............................................             77,844
     10,000    Xyratex, Ltd. * ................................................             29,500
      4,500    Zebra Technologies Corp., Class A * ............................             91,170
                                                                                        ----------
                                                                                           508,883
                                                                                        ----------
               MATERIALS - 5.19%
      2,500    Aptargroup, Inc. ...............................................             88,100
        700    Compass Minerals International, Inc. ...........................             41,062
      1,500    Deltic Timber Corp. ............................................             68,625
      5,850    Zep, Inc. ......................................................            112,963
                                                                                        ----------
                                                                                           310,750
                                                                                        ----------
               UTILITIES - 5.96%
      2,800    Atmos Energy Corp. .............................................             66,360
      1,250    New Jersey Resources Corp. .....................................             49,188
      3,200    Unisource Energy Corp. .........................................             93,952
      4,000    Westar Energy, Inc. ............................................             82,040
      2,000    WGL Holdings, Inc. .............................................             65,380
                                                                                        ----------
                                                                                           356,920
                                                                                        ----------
               TOTAL COMMON STOCKS
               (Cost $7,757,693) ..............................................          5,637,795

Par Value
---------
CERTIFICATE OF DEPOSIT - 0.12%
--------------------------------------------------------------------------------------------------
     $6,931    State Street Eurodollar
               0.010%, due 01/02/09 ...........................................         $    6,931
                                                                                        ----------
               TOTAL CERTIFICATE OF DEPOSIT
               (Cost $6,931) ..................................................              6,931

Shares
------
INVESTMENT COMPANY - 4.23%
--------------------------------------------------------------------------------------------------
    253,151    SSgA Prime Money
               Market Fund ....................................................            253,151
                                                                                        ----------
               TOTAL INVESTMENT COMPANY
               (Cost $253,151) ................................................            253,151

TOTAL INVESTMENTS - 98.53%
--------------------------------------------------------------------------------------------------
(Cost $8,017,775**) ...........................................................          5,897,877

NET OTHER ASSETS AND LIABILITIES - 1.47%
--------------------------------------------------------------------------------------------------
                                                                                            87,820

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                        $5,985,697

--------------------------------------------------------------------------------
  *  Non-income producing.
 **  Aggregate cost for Federal tax purposes was $8,045,712.
REIT Real Estate Investment Trust.

     The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 SMALL CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2008

                    [PIE CHART OF SECTOR ALLOCATION]

Industrials                                                         25%
Health Care                                                         21%
Information Technology                                              19%
Financials                                                          11%
Consumer Discretionary                                               9%
Energy                                                               5%
Cash and Other Net Assets                                            3%
Materials                                                            4%
Consumer Staples                                                     1%
Telecommunication Services                                           1%
Utilities                                                            1%

                              [END CHART]

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 97.24%
--------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 8.64%
      1,100    Aaron Rents, Inc. ..............................................         $   29,282
      1,300    Aeropostale, Inc. * ............................................             20,930
        600    Carter's, Inc. * ...............................................             11,556
      1,000    CEC Entertainment, Inc. * ......................................             24,250
      1,900    Corinthian Colleges, Inc. * ....................................             31,103
        500    Deckers Outdoor Corp. * ........................................             39,935
        700    DeVry, Inc. ....................................................             40,187
        600    DineEquity, Inc. ...............................................              6,936
      1,900    Drew Industries, Inc. * ........................................             22,800
      1,100    Ethan Allen Interiors, Inc. ....................................             15,807
        900    Interactive Data Corp. .........................................             22,194
        900    Marvel Entertainment, Inc. * ...................................             27,675
      1,200    Men's Wearhouse, Inc. ..........................................             16,248
        300    NetFlix, Inc. * ................................................              8,967
      2,100    World Wrestling Entertainment,
               Inc., Class A ..................................................             23,268
      1,100    Zumiez, Inc. * .................................................              8,195
                                                                                        ----------
                                                                                           349,333
                                                                                        ----------
               CONSUMER STAPLES - 1.15%
        500    Green Mountain Coffee Roasters,
               Inc. * .........................................................             19,350
      1,700    Winn-Dixie Stores, Inc. * ......................................             27,370
                                                                                        ----------
                                                                                            46,720
                                                                                        ----------
               ENERGY - 4.99%
      1,200    Atwood Oceanics, Inc. * ........................................             18,336
        600    Bill Barrett Corp. * ...........................................             12,678
        700    CARBO Ceramics, Inc. ...........................................             24,871
        600    Comstock Resources, Inc. * .....................................             28,350
      1,000    IHS, Inc., Class A * ...........................................             37,420
      1,500    Penn Virginia Corp. ............................................             38,970
        700    Petroleum Development Corp. * ..................................             16,849
      1,800    Petroquest Energy, Inc. * ......................................             12,168
        700    Walter Industries, Inc. ........................................             12,257
                                                                                        ----------
                                                                                           201,899
                                                                                        ----------
               FINANCIALS - 11.06%
        300    Alexandria Real Estate Equities, Inc., REIT  ...................             18,102
        800    Corporate Office Properties Trust SBI MD, REIT .................             24,560
        800    EastGroup Properties, Inc., REIT ...............................             28,464
        600    GAMCO Investors, Inc., Class A .................................             16,392
        800    Greenhill & Co., Inc. ..........................................             55,816
        600    Hancock Holding Co. ............................................             27,276
        900    Highwoods Properties, Inc., REIT ...............................             24,624
        800    Home Properties, Inc., REIT ....................................             32,480
        900    KBW, Inc. *  ...................................................             20,700
        900    Knight Capital Group, Inc., Class A * ..........................             14,535
      1,100    Mid-America Apartment Communities, Inc., REIT ..................             40,876
        700    Nationwide Health Properties, Inc., REIT  ......................             20,104
        600    Potlatch Corp., REIT ...........................................             15,606
      1,000    Signature Bank/New York, NY * ..................................             28,690
        600    Stifel Financial Corp. * .......................................             27,510
        400    SVB Financial Group * ..........................................             10,492
      1,000    Waddell & Reed Financial, Inc., Class A ........................             15,460
        900    Washington Real Estate Investment Trust, REIT ..................             25,470
                                                                                        ----------
                                                                                           447,157
                                                                                        ----------
               HEALTH CARE - 21.26%
        800    Alexion Pharmaceuticals, Inc. * ................................             28,952
      1,700    Alkermes, Inc. * ...............................................             18,105

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
80

================================================================================
 SMALL CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
               HEALTH CARE (CONTINUED)
        400    AMAG Pharmaceuticals, Inc. * ...................................         $   14,340
        800    Amedisys, Inc. * ...............................................             33,072
      2,600    AMN Healthcare Services, Inc. * ................................             21,996
      1,100    Arthrocare Corp. * .............................................              5,247
        400    Centene Corp. * ................................................              7,884
        900    Cepheid, Inc. * ................................................              9,342
      1,000    Eclipsys Corp. * ...............................................             14,190
        900    Emeritus Corp. * ...............................................              9,027
      1,500    Icon PLC, ADR * ................................................             29,535
        900    Immucor, Inc. * ................................................             23,922
      1,200    Isis Pharmaceuticals, Inc. * ...................................             17,016
      1,200    KV Pharmaceutical Co., Class A * ...............................              3,456
        200    Landauer, Inc. .................................................             14,660
        900    Magellan Health Services, Inc. * ...............................             35,244
        600    Martek Biosciences Corp. * .....................................             18,186
        800    Medicines Co./The * ............................................             11,784
      1,800    Medicis Pharmaceutical Corp., Class A ..........................             25,020
      1,500    Mednax, Inc. * .................................................             47,550
        800    MWI Veterinary Supply, Inc. * ..................................             21,568
      1,000    Myriad Genetics, Inc. * ........................................             66,260
        800    Onyx Pharmaceuticals, Inc. * ...................................             27,328
        500    OSI Pharmaceuticals, Inc. * ....................................             19,525
        300    Owens & Minor, Inc. ............................................             11,295
        800    Perrigo Co. ....................................................             25,848
      1,400    PSS World Medical, Inc. * ......................................             26,348
      1,200    Psychiatric Solutions, Inc. * ..................................             33,420
        800    Regeneron Pharmaceuticals, Inc. * ..............................             14,688
        900    SonoSite, Inc. * ...............................................             17,172
        700    STERIS Corp. ...................................................             16,723
      1,300    Thoratec Corp. * ...............................................             42,237
      1,200    Valeant Pharmaceuticals International * ........................             27,480
        500    Varian, Inc. * .................................................             16,755
        600    West Pharmaceutical Services, Inc. .............................             22,662
      1,700    Wright Medical Group, Inc. * ...................................             34,731
        600    XenoPort, Inc. * ...............................................             15,048
      1,700    Zoll Medical Corp. * ...........................................             32,113
                                                                                        ----------
                                                                                           859,729
                                                                                        ----------
               INDUSTRIALS - 24.94%
      1,000    Actuant Corp., Class A. ........................................             19,020
        800    Acuity Brands, Inc. ............................................             27,928
        800    Advisory Board Co./The * .......................................             17,840
        500    Ameron International Corp. .....................................             31,460
      1,500    Beacon Roofing Supply, Inc. * ..................................             20,820
      1,100    Belden, Inc. ...................................................             22,968
      1,100    Bucyrus International, Inc. ....................................             20,372
      1,000    Clarcor, Inc. ..................................................             33,180
        700    Clean Harbors, Inc. * ..........................................             44,408
        500    Curtiss-Wright Corp. ...........................................             16,695
        600    Esterline Technologies Corp. * .................................             22,734
        500    Franklin Electric Co., Inc. ....................................             14,055
        600    Genesee & Wyoming, Inc.,
               Class A * ......................................................             18,300
        900    GeoEye, Inc. * .................................................             17,307
        800    HUB Group, Inc., Class A * .....................................             21,224
        800    Kaydon Corp.   .................................................             27,480
      1,200    Korn/Ferry International * .....................................             13,704
      1,100    Ladish Co., Inc. *  ............................................             15,235
        700    Layne Christensen Co. * ........................................             16,807
        200    Lindsay Corp. ..................................................              6,358
        500    Madger Meter, Inc. .............................................             14,510
        800    Mcgrath RentCorp. ..............................................             17,088
        800    Middleby Corp. * ...............................................             21,816
        700    Mine Safety Appliances Co. .....................................             16,737
        500    Moog, Inc., Class A * ..........................................             18,285
      1,200    Navigant Consulting, Inc. * ....................................             19,044
        700    Nordson Corp. ..................................................             22,603
      1,100    RBC Bearings, Inc. * ...........................................             22,308
        500    Resources Connection, Inc. * ...................................              8,190
      2,600    SYKES Enterprises, Inc. * ......................................             49,712
        500    Teledyne Technologies, Inc. * ..................................             22,275
      1,000    Tetra Tech, Inc. * .............................................             24,150
      1,200    TransDigm Group, Inc. * ........................................             40,284
      1,600    Triumph Group, Inc. ............................................             67,936
        700    United Stationers, Inc. * ......................................             23,443
        400    Valmont Industries, Inc. .......................................             24,544
      1,400    Wabtec Corp. ...................................................             55,650
      1,600    Waste Connections, Inc. * ......................................             50,512
        300    Watsco, Inc.   .................................................             11,520
        800    Watson Wyatt Worldwide, Inc.,
               Class A ........................................................             38,256
        500    Woodward Governor Co. ..........................................             11,510
                                                                                        ----------
                                                                                         1,008,268
                                                                                        ----------
               INFORMATION TECHNOLOGY - 19.37%
        400    ACI Worldwide, Inc. * ..........................................              6,360
        900    Advanced Energy Industries, Inc. * .............................              8,955
        800    Advent Software, Inc. * ........................................             15,976
        900    Anixter International, Inc. * ..................................             27,108
      1,100    Blackboard, Inc. * .............................................             28,853
      1,200    Cabot Microelectonics Corp. * ..................................             31,284
        800    CACI International, Inc.,
               Class A * ......................................................             36,072
        700    Comtech Telecommunications
               Corp. * ........................................................             32,074
        500    CSG Systems International, Inc. * ..............................              8,735
        600    Cymer, Inc. * ..................................................             13,146
      1,300    EMS Technologies, Inc. * .......................................             33,631
      2,300    Forrester Research, Inc. * .....................................             64,883
        800    Gartner, Inc. * ................................................             14,264

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 SMALL CAP GROWTH FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY (CONTINUED)
      1,800    Informatica Corp. * ............................................        $    24,714
        400    Itron, Inc. * ..................................................             25,496
        900    IXYS Corp. .....................................................              7,434
      1,000    Jack Henry & Associates, Inc. ..................................             19,410
        700    Littelfuse, Inc. * .............................................             11,620
      2,200    Micros Systems, Inc. * .........................................             35,904
      2,600    Microsemi Corp. * ..............................................             32,864
      1,500    Neutral Tandem, Inc. * .........................................             24,330
      1,700    Nice Systems, Ltd., ADR * ......................................             38,199
      1,500    Parametric Technology Corp. * ..................................             18,975
        800    Progress Software Corp. * ......................................             15,408
        900    Quest Software, Inc. * .........................................             11,331
        900    Rofin-Sinar Technologies, Inc. * ...............................             18,522
      1,100    Scansource, Inc. * .............................................             21,197
      4,300    SkillSoft PLC, ADR * ...........................................             30,702
        300    Sohu.com, Inc. * ...............................................             14,202
        900    Solera Holdings, Inc. * ........................................             21,690
        900    SPSS, Inc. * ...................................................             24,264
      1,300    Standard Microsystems Corp. * ..................................             21,242
        800    Sybase, Inc. * .................................................             19,816
        900    Synaptics, Inc. *  .............................................             14,904
        800    Ultratech, Inc. * ..............................................              9,568
                                                                                        ----------
                                                                                           783,133
                                                                                        ----------
               MATERIALS - 4.09%
        500    Aptargroup, Inc. ...............................................             17,620
        700    Arch Chemicals, Inc. ...........................................             18,249
        171    Clearwater Paper Corp. * .......................................              1,434
        700    Deltic Timber Corp. ............................................             32,025
        500    Greif, Inc., Class A. ..........................................             16,715
      1,100    Silgan Holdings, Inc. ..........................................             52,591
      1,600    Terra Industries, Inc. .........................................             26,672
                                                                                        ----------
                                                                                           165,306
                                                                                        ----------
               TELECOMMUNICATION SERVICES - 0.98%
      1,600    NTELOS Holdings Corp. ..........................................             39,456
                                                                                        ----------
               UTILITIES - 0.76%
        700    ITC Holdings Corp. .............................................             30,576
                                                                                        ----------

               TOTAL COMMON STOCKS
               (Cost $4,753,824) ..............................................          3,931,577

INVESTMENT COMPANY - 2.74%
--------------------------------------------------------------------------------------------------
    110,875    SSgA Prime Money
               Market Fund ....................................................            110,875
                                                                                        ----------
               TOTAL INVESTMENT COMPANY
               (Cost $110,875).................................................            110,875

TOTAL INVESTMENTS - 99.98%
--------------------------------------------------------------------------------------------------
(Cost $4,864,699**)............................................................          4,042,452

NET OTHER ASSETS AND LIABILITIES - 0.02%
--------------------------------------------------------------------------------------------------
                                                                                               799
TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                        $4,043,251

--------------------------------------------------------------------------------
   *  Non-income producing.
  **  Aggregate cost for Federal tax purposes was $4,880,177.
 ADR  American Depositary Receipt.
 PLC  Public Limited Company.
REIT  Real Estate Investment Trust.

      The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
82

================================================================================
 GLOBAL SECURITIES FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

              GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2008

                 [PIE CHART OF GEOGRAPHICAL ALLOCATION]

United States                                                       39%
Europe (excluding United Kingdom)                                   25%
Japan                                                               14%
United Kingdom                                                      13%
Pacific Basin                                                        8%
Cash and Other Net Assets                                            1%

                              [END CHART]

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 99.09%
--------------------------------------------------------------------------------------------------
               AUSTRALIA - 4.55%
     84,089    Amcor, Ltd. ....................................................       $    341,768
     85,138    Foster's Group, Ltd. ...........................................            327,540
     17,584    National Australia Bank, Ltd.                                               257,787
    151,642    Telstra Corp., Ltd. ............................................            406,037
                                                                                      ------------
                                                                                         1,333,132
                                                                                      ------------
               BELGIUM - 0.16%
     34,957    Fortis .........................................................             46,275
     13,256    Fortis VVPR Strips* ............................................                 18
                                                                                      ------------
                                                                                            46,293
                                                                                      ------------
               FINLAND - 0.52%
     11,988    UPM-Kymmene OYJ ................................................            152,001
                                                                                      ------------
               FRANCE - 8.85%
     16,490    Carrefour S.A. .................................................            633,267
     20,315    France Telecom S.A. ............................................            568,234
      4,177    Renault S.A. ...................................................            108,954
      7,921    Societe Generale ...............................................            401,179
     16,201    Total S.A. .....................................................            883,241
                                                                                      ------------
                                                                                         2,594,875
                                                                                      ------------
               GERMANY - 3.20%
     27,061    Deutsche Telekom AG ............................................            411,153
      5,867    RWE AG .........................................................            527,424
                                                                                      ------------
                                                                                           938,577
                                                                                      ------------
               ITALY - 1.74%
    205,473    UniCredit SpA ..................................................            511,534
                                                                                      ------------
               JAPAN - 14.46%
     10,900    Astellas Pharma, Inc. ..........................................            443,536
     15,000    Canon, Inc. ....................................................            470,873
        116    Nippon Telegraph & Telephone
               Corp. (L) ......................................................            644,404
     24,000    Nitto Denko Corp. ..............................................            461,095
     18,000    Seven & I Holdings Co., Ltd. ...................................            616,675
     12,500    Takeda Pharmaceutical Co.,
               Ltd. ...........................................................            648,406
     18,100    Tokio Marine Holdings, Inc. ....................................            530,370
         94    West Japan Railway Co. .........................................            427,689
                                                                                      ------------
                                                                                         4,243,048
                                                                                      ------------
               NETHERLANDS - 2.06%
     30,272    ING Groep N.V. .................................................            316,439
     24,407    Reed Elsevier N.V. .............................................            287,565
                                                                                      ------------
                                                                                           604,004
                                                                                      ------------
               SINGAPORE - 1.83%
     71,000    Oversea-Chinese Banking Corp.,
               Ltd. ...........................................................            247,373
    163,000    Singapore Telecommunications,
               Ltd. ...........................................................            290,225
                                                                                      ------------
                                                                                           537,598
                                                                                      ------------
               SPAIN - 5.31%
     72,689    Iberdrola S.A. .................................................            674,932
     39,381    Telefonica S.A. ................................................            882,743
                                                                                      ------------
                                                                                         1,557,675
                                                                                      ------------
               SWITZERLAND - 2.91%
     17,060    Novartis AG ....................................................            854,782
                                                                                      ------------
               TAIWAN - 1.21%
     44,824    Taiwan Semiconductor
               Manufacturing Co., Ltd., ADR ...................................            354,110
                                                                                      ------------
               UNITED KINGDOM - 13.37%
     36,044    Aviva PLC ......................................................            204,025
     99,669    BP PLC .........................................................            763,692
     67,613    GKN PLC ........................................................             95,731
     56,646    GlaxoSmithKline PLC ............................................          1,051,599
    100,810    HBOS PLC .......................................................            102,311
     97,694    Lloyds TSB Group PLC ...........................................            178,811

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 GLOBAL SECURITIES FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
               UNITED KINGDOM (CONTINUED)
    105,740    Royal Bank of Scotland
               Group PLC.......................................................       $     76,441
     27,400    Royal Dutch Shell PLC, A Shares ................................            714,138
     32,424    Unilever PLC ...................................................            736,092
                                                                                      ------------
                                                                                         3,922,840
                                                                                      ------------
               UNITED STATES - 38.92%
      9,500    3M Co. .........................................................            546,630
     35,500    Alcoa, Inc. ....................................................            399,730
     12,900    AT&T, Inc. .....................................................            367,650
     41,350    Bank of America Corp. ..........................................            582,208
     14,200    CBS Corp., Class B..............................................            116,298
     15,800    Chevron Corp. ..................................................          1,168,726
     40,000    Citigroup, Inc. ................................................            268,400
     39,100    ConAgra Foods, Inc. ............................................            645,150
        621    Fairpoint Communications, Inc. .................................              2,037
     49,100    General Electric Co. ...........................................            795,420
     20,900    Genuine Parts Co. ..............................................            791,274
     17,300    HJ Heinz Co. ...................................................            650,480
     22,900    Merck & Co., Inc./NJ............................................            696,160
     44,000    Microsoft Corp. ................................................            855,360
     24,400    Oracle Corp. * .................................................            432,612
     47,700    Pfizer, Inc. ...................................................            844,767
     25,700    Verizon Communications, Inc. ...................................            871,230
     43,900    Wachovia Corp. .................................................            243,206
     30,400    Wyeth...........................................................          1,140,304
                                                                                      ------------
                                                                                        11,417,642
                                                                                      ------------

               TOTAL COMMON STOCKS
               (Cost $51,115,906) .............................................         29,068,111

WARRANTS AND RIGHTS - 0.00%
--------------------------------------------------------------------------------------------------
               BELGIUM  - 0.00%
     34,957    Fortis Bank S.A./N.V.
               Exp. 07/01/14 (L) *  ...........................................                  -
                                                                                      ------------
               UNITED KINGDOM - 0.00%
    139,510    HBOS PLC
               Exp. 09/01/09
               (Exercise Price $1.63) (L)* ....................................                  -
     42,467    Lloyds TSB Group PLC
               Exp. 09/01/09
               (Exercise Price $2.49) (L)* ....................................                  -
                                                                                      ------------

               TOTAL WARRANTS AND RIGHTS
               (Cost $0) ......................................................                  -

INVESTMENT COMPANY - 0.67%
--------------------------------------------------------------------------------------------------
               UNITED STATES - 0.67%
    197,080    SSgA Prime Money
               Market Fund ....................................................            197,080
                                                                                      ------------

               TOTAL INVESTMENT COMPANY
               (Cost $197,080).................................................            197,080

TOTAL INVESTMENTS - 99.76%***
--------------------------------------------------------------------------------------------------
(Cost $51,312,986**)...........................................................         29,265,191

NET OTHER ASSETS AND LIABILITIES - 0.24%
--------------------------------------------------------------------------------------------------
                                                                                            70,533

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                      $ 29,335,724

--------------------------------------------------------------------------------
  *  Non-income producing.
 **  Aggregate cost for Federal tax purposes was $51,409,842.
*** The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 54.02%.
(L) Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR  American Depositary Receipt.
PLC  Public Limited Company.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
84

================================================================================
 GLOBAL SECURITIES FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

OTHER INFORMATION:
Industry Concentration

                                                      % of Net Assets
                                                      ---------------
Pharmaceuticals                                                 19.3%
Diversified Telecommunication Services                          15.1%
Oil, Gas & Consumable Fuels                                     12.0%
Food Products                                                    6.9%
Commercial Banks                                                 6.9%
Industrial Conglomerates                                         4.6%
Software                                                         4.4%
Food & Staples Retailing                                         4.3%
Diversified Financial Services                                   4.1%
Distributors                                                     2.7%
Insurance                                                        2.5%
Electric Utilities                                               2.3%
Multi-Utilities                                                  1.8%
Office Electronics                                               1.6%
Chemicals                                                        1.6%
Road & Rail                                                      1.4%
Media                                                            1.4%
Metals & Mining                                                  1.4%
Semiconductors &
Semiconductor Equipment                                          1.2%
Containers & Packaging                                           1.2%
Beverages                                                        1.1%
Net Other Assets & Liabilities                                   1.0%
Paper & Forest Products                                          0.5%
Automobiles                                                      0.4%
Auto Components                                                  0.3%
                                                      ---------------
                                                               100.0%
                                                      ===============

The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

              GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2008

                     [PIE CHART OF GEOGRAPHICAL ALLOCATION]

Europe (excluding United Kingdom)                                   41%
United Kingdom                                                      20%
Japan                                                               17%
Pacific Basin                                                        6%
Cash & Other Net Assets                                              5%
Latin America                                                        3%
Africa                                                               2%
Other Countries                                                      6%

                                   [END CHART]

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS - 94.77%
--------------------------------------------------------------------------------------------------
               ARGENTINA - 0.25%
      8,670    Tenaris S.A., ADR. .............................................        $   181,897
                                                                                       -----------
               AUSTRALIA - 0.14%
     27,728    ABC Learning Centres, Ltd. (L)                                                    -
     24,539    Fairfax Media, Ltd. ............................................             28,154
     12,125    James Hardie Industries N.V. ...................................             39,712
     28,524    Macquarie Infrastructure  Group ................................             34,212
                                                                                       -----------
                                                                                           102,078
                                                                                       -----------
               AUSTRIA - 0.06%
      1,706    Andritz AG .....................................................             43,605
                                                                                       -----------
               BAHRAIN - 0.02%
      3,980    Investcorp Bank BSC, GDR (C)(L) ................................             11,940
                                                                                       -----------
               BELGIUM - 0.96%
     26,500    Anheuser-Busch InBev N.V. ......................................            614,384
      5,640    Arseus N.V. ....................................................             49,224
      1,040    EVS Broadcast Equipment S.A. ...................................             37,079
                                                                                       -----------
                                                                                           700,687
                                                                                       -----------
               BRAZIL - 1.59%
     43,840    Banco do Brasil S.A. ...........................................            275,974
     13,790    Cia de Concessoes Rodoviarias ..................................            139,733
      7,370    Empresa Brasileira de Aeronautica S.A., ADR. ...................            119,468
      7,333    Iochpe Maxion S.A. .............................................             27,514
     44,100    JHSF Participacoes S.A. ........................................             31,203
     26,039    Redecard S.A. ..................................................            286,965
      9,808    Souza Cruz S.A. ................................................            185,477
     10,880    Tam S.A., ADR. .................................................             89,651
                                                                                       -----------
                                                                                         1,155,985
                                                                                       -----------
               CANADA - 1.86%
      1,000    First Quantum Minerals, Ltd. ...................................             14,265
     44,400    TELUS Corp. ....................................................          1,336,855
                                                                                       -----------
                                                                                         1,351,120
                                                                                       -----------
               CHINA - 0.10%
    675,000    Shougang Concord International Enterprises Co., Ltd. ...........             75,792
                                                                                       -----------
               EGYPT - 0.45%
      2,869    Eastern Tobacco  ...............................................             93,703
      3,927    Egyptian Co. for Mobile Services ...............................            103,318
      5,243    Orascom Construction Industries ................................            132,845
                                                                                       -----------
                                                                                           329,866
                                                                                       -----------
               FINLAND - 1.82%
      2,110    Konecranes OYJ .................................................             36,135
     74,300    Nokia OYJ ......................................................          1,151,868
      2,140    Nokian Renkaat OYJ .............................................             23,993
      3,330    Sampo OYJ, A Shares ............................................             62,198
      1,950    Vacon PLC ......................................................             50,125
                                                                                       -----------
                                                                                         1,324,319
                                                                                       -----------
               FRANCE - 10.45%
     10,350    BNP Paribas ....................................................            435,207
     16,000    Bouygues .......................................................            677,241
     14,900    Carrefour S.A. .................................................            572,206
     32,300    GDF Suez .......................................................          1,599,722
     10,500    Groupe Danone ..................................................            633,727
        776    Neopost S.A. ...................................................             70,239
     23,612    Sanofi-Aventis S.A. ............................................          1,499,690
      1,086    Sechilienne-Sidec ..............................................             48,614
          1    Societe Generale ...............................................                 51
     36,887    Total S.A. .....................................................          2,010,993
        747    Virbac S.A. ....................................................             60,163
                                                                                       -----------
                                                                                         7,607,853
                                                                                       -----------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
86

================================================================================
 INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
               GERMANY - 7.42%
     15,950    Adidas AG ......................................................        $   613,440
      9,400    Allianz SE .....................................................          1,008,226
     10,765    Compugroup Holding AG * ........................................             45,191
      1,700    CTS Eventim AG  ................................................             57,367
     16,800    Daimler AG  ....................................................            638,337
     41,000    E.ON AG. .......................................................          1,657,923
        966    Gerresheimer AG ................................................             26,484
        560    Pfeiffer Vacuum Technology AG ..................................             37,081
      1,154    SGL Carbon AG * ................................................             39,429
     16,219    Siemens AG .....................................................          1,214,811
      1,217    Wincor Nixdorf AG ..............................................             58,024
                                                                                       -----------
                                                                                         5,396,313
                                                                                       -----------
               GREECE - 1.69%
     22,292    National Bank of Greece S.A. ...................................            412,853
     27,013    OPAP S.A. ......................................................            776,522
      4,168    Piraeus Bank S.A.  .............................................             37,533
                                                                                       -----------
                                                                                         1,226,908
                                                                                       -----------
               HONG KONG - 0.08%
     10,405    Esprit Holdings, Ltd. ..........................................             59,309
                                                                                       -----------
               HUNGARY - 0.06%
      2,987    OPT Bank Nyrt. * ...............................................             45,381
                                                                                       -----------
               INDIA - 0.94%
      5,500    Hero Honda Motors, Ltd. ........................................             91,657
     24,345    Oil & Natural Gas Corp., Ltd. ..................................            335,441
      9,886    Punjab National Bank, Ltd. .....................................            108,082
     40,484    Satyam Computer Services, Ltd. .................................            146,608
                                                                                       -----------
                                                                                           681,788
                                                                                       -----------
               INDONESIA - 1.25%
  1,425,900    Bank Mandiri Persero Tbk PT ....................................            271,786
    130,500    PT Astra International Tbk. ....................................            131,650
     16,560    Telekomunikasi Indonesia Tbk PT, ADR ...........................            415,159
    212,000    United Tractors Tbk PT .........................................             88,081
                                                                                       -----------
                                                                                           906,676
                                                                                       -----------
               IRELAND - 1.17%
     31,191    CRH PLC ........................................................            787,188
      4,423    DCC PLC ........................................................             64,028
                                                                                       -----------
                                                                                           851,216
                                                                                       -----------
               ISLE OF MAN - 0.07%
     22,357    Hansard Global PLC .............................................             50,787
                                                                                       -----------
               ISRAEL - 0.54%
     79,675    Bank Hapoalim BM * .............................................            172,876
     13,012    Delek Automotive Systems, Ltd. .................................             67,183
     22,264    Israel Chemicals, Ltd. .........................................            155,029
                                                                                       -----------
                                                                                           395,088
                                                                                       -----------
               ITALY - 2.17%
      3,216    Ansaldo STS SpA ................................................             45,312
     62,120    ENI SpA ........................................................          1,471,988
      8,069    MARR SpA .......................................................             60,868
                                                                                       -----------
                                                                                         1,578,168
                                                                                       -----------
               JAPAN - 17.29%
      6,290    Amano Corp. ....................................................             49,375
      3,830    Asahi Pretec Corp. .............................................             44,746
     22,900    Canon, Inc. ....................................................            718,866
     33,310    Daito Trust Construction Co., Ltd. .............................          1,744,154
      2,690    Don Quijote Co., Ltd. ..........................................             53,590
         82    East Japan Railway Co. (L)......................................            654,851
        820    Hisamitsu Pharmaceutical Co., Inc. .............................             33,478
     35,600    HOYA Corp. .....................................................            618,437
      6,340    Ichiyoshi Securities Co., Ltd. .................................             50,752
         83    INPEX Corp. ....................................................            655,746
      1,530    Jafco Co., Ltd. ................................................             39,113
        334    Japan Tobacco, Inc. ............................................          1,106,009
      2,940    JSR Corp. ......................................................             33,089
        167    KDDI Corp. .....................................................          1,189,439
      2,590    Konami Corp. ...................................................             66,678
      2,890    MISUMI Group, Inc. .............................................             34,669
     45,100    Mitsubishi Corp. ...............................................            633,134
      1,600    Nomura Research Institute, Ltd. ................................             30,366
      3,390    Ohara, Inc. ....................................................             27,461
     27,500    Olympus Corp. ..................................................            552,222
      2,910    Roland DG Corp. ................................................             43,561
     18,500    Secom Co., Ltd. ................................................            952,910
        169    Sumitomo Mitsui Financial Group, Inc. (L) ......................            754,152
      6,620    Suruga Bank, Ltd. ..............................................             65,563
      1,820    Sysmex Corp. ...................................................             66,819
      4,180    T Hasegawa Co., Ltd. ...........................................             56,311
     18,550    T&D Holdings, Inc. .............................................            777,809
     11,200    Tokio Marine Holdings, Inc. ....................................            328,185
    215,500    Tokyo Gas Co., Ltd. ............................................          1,092,041
      2,580    Union Tool Co. .................................................             58,905
        900    USS Co., Ltd. ..................................................             47,619
                                                                                       -----------
                                                                                        12,580,050
                                                                                       -----------
               MALAYSIA - 0.24%
      6,430    British American Tobacco Malaysia Bhd ..........................             82,826
    109,630    PLUS Expressways Bhd ...........................................             94,744
                                                                                       -----------
                                                                                           177,570
                                                                                       -----------
               MEXICO - 0.88%
      4,300    America Movil SAB de C.V., ADR .................................            133,257
      5,850    Desarrolladora Homex SAB de C.V., ADR * ........................            133,555

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
               MEXICO (CONTINUED)
      5,510    Fomento Economico Mexicano SAB de C.V., ADR ....................        $   166,016
      6,170    Grupo Televisa S.A., ADR. ......................................             92,180
     33,640    Kimberly-Clark de Mexico SAB de C.V., Class A ..................            111,741
                                                                                       -----------
                                                                                           636,749
                                                                                       -----------
               NETHERLANDS - 0.24%
      1,825    Fugro N.V. .....................................................             52,395
      5,089    Innoconcepts ...................................................             23,507
      1,613    Koninklijke Boskalis Westminster N.V. ..........................             37,467
      2,191    SBM Offshore N.V. ..............................................             28,711
      1,434    Ten Cate N.V. ..................................................             32,399
                                                                                       -----------
                                                                                           174,479
                                                                                       -----------
               NORWAY - 0.67%
        780    Kongsberg Gruppen AS ...........................................             37,060
      6,510    ODIM ASA * .....................................................             27,674
     12,690    Songa Offshore SE * ............................................             24,891
     59,100    Telenor ASA ....................................................            395,489
                                                                                       -----------
                                                                                           485,114
                                                                                       -----------
               PHILIPPINES - 0.55%
      8,520    Philippine Long Distance Telephone Co., ADR ....................            400,014
                                                                                       -----------
               RUSSIA - 1.37%
      6,000    Eurasia Drilling Co., Ltd., GDR (C)(L)* ........................             21,000
      5,910    Evraz Group S.A., GDR ..........................................             50,826
     12,210    LUKOIL, ADR ....................................................            395,888
      3,820    Mechel, ADR ....................................................             15,280
      8,300    Mobile Telesystems OJSC, ADR ...................................            221,444
      6,448    Oriflame Cosmetics S.A., SDR ...................................            186,833
    143,708    TNK-BP Holding .................................................             93,410
        606    Vsmpo-Avisma Corp. .............................................             12,120
                                                                                       -----------
                                                                                           996,801
                                                                                       -----------
               SINGAPORE - 1.23%
     20,340    Cosco Corp. Singapore, Ltd., ADR ...............................             65,698
     46,630    Ezra Holdings, Ltd. ............................................             22,205
    454,300    Singapore Telecommunications, Ltd. .............................            808,890
                                                                                       -----------
                                                                                           896,793
                                                                                       -----------
               SOUTH AFRICA - 1.95%
     34,137    Aquarius Platinum, Ltd. ........................................             86,434
      3,333    ArcelorMittal South Africa, Ltd. ...............................             32,220
     12,708    Kumba Iron Ore, Ltd. ...........................................            224,514
     11,499    Massmart Holdings, Ltd. ........................................            105,542
     21,525    Murray & Roberts Holdings, Ltd. ................................            112,694
     17,036    Nedbank Group, Ltd. ............................................            177,506
     48,846    Pretoria Portland Cement Co., Ltd. .............................            166,604
    104,175    Sanlam, Ltd. ...................................................            192,847
     58,641    Steinhoff International Holdings, Ltd. .........................             79,903
     65,576    Truworths International, Ltd. ..................................            243,475
                                                                                       -----------
                                                                                         1,421,739
                                                                                       -----------
               SOUTH KOREA - 1.43%
        176    Amorepacific Corp. .............................................             92,014
      2,678    GS Engineering & Construction Corp. ............................            127,413
      1,328    Hite Brewery Co., Ltd. * .......................................            173,446
      7,250    KB Financial Group, Inc. * .....................................            198,712
        940    Samsung Electronics Co., Ltd., GDR (C) .........................            164,509
      5,999    Shinhan Financial Group Co., Ltd. ..............................            138,941
      6,900    Woongjin Coway Co., Ltd. .......................................            148,245
                                                                                       -----------
                                                                                         1,043,280
                                                                                       -----------
               SPAIN - 1.14%
     78,125    Banco Santander S.A. ...........................................            753,994
      3,461    Indra Sistemas S.A. ............................................             78,641
                                                                                       -----------
                                                                                           832,635
                                                                                       -----------
               SWEDEN - 1.74%
      9,486    Duni AB ........................................................             29,989
      6,430    Elekta AB, B Shares ............................................             63,667
      4,068    Getinge AB, B Shares ...........................................             48,752
        435    Getinge AB, Bonus Shares * .....................................              5,020
      4,310    Indutrade AB ...................................................             36,664
    140,680    Telefonaktiebolaget LM Ericsson, B Shares ......................          1,078,946
                                                                                       -----------
                                                                                         1,263,038
                                                                                       -----------
               SWITZERLAND - 11.06%
        281    Acino Holding AG  ..............................................             60,986
      2,200    Bank Sarasin & Cie AG, Series B ................................             65,722
        365    Burckhardt Compression Holding AG ..............................             52,613
     43,250    Nestle S.A. ....................................................          1,704,594
     42,097    Novartis AG ....................................................          2,109,249
     12,250    Roche Holding AG ...............................................          1,885,688
      1,955    Swisscom AG ....................................................            631,138
      1,858    Swissquote Group Holding S.A. ..................................             65,228
      1,040    Tecan Group AG .................................................             38,456
     57,800    UBS AG * .......................................................            838,319
      2,760    Zurich Financial Services AG ...................................            599,128
                                                                                       -----------
                                                                                         8,051,121
                                                                                       -----------
               TAIWAN - 0.58%
    198,946    Advanced Semiconductor Engineering, Inc. .......................             72,065
     41,350    Advantech Co., Ltd. ............................................             60,543

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
88

================================================================================
 INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------------------------
               TAIWAN (CONTINUED)
          1    Chinatrust Financial Holding Co., Ltd. .........................        $         1
     55,981    HON HAI Precision Industry Co., Ltd. ...........................            110,364
      5,000    HTC Corp. ......................................................             50,436
     93,643    Taiwan Semiconductor Manufacturing Co., Ltd. ...................            128,172
                                                                                       -----------
                                                                                           421,581
                                                                                       -----------
               THAILAND - 0.18%
     19,170    Banpu PCL ......................................................            133,770
                                                                                       -----------
               TURKEY - 0.91%
     18,756    Ford Otomotiv Sanayi AS ........................................             52,981
     77,414    Turkcell Iletisim Hizmet AS ....................................            445,587
     60,239    Turkiye Is Bankasi, Series C ...................................            162,024
                                                                                       -----------
                                                                                           660,592
                                                                                       -----------
               UNITED KINGDOM - 20.22%
     16,775    Ashmore Group PLC ..............................................             32,328
    263,973    BAE Systems PLC ................................................          1,438,720
     36,200    BG Group PLC ...................................................            502,592
    175,675    BP PLC .........................................................          1,346,072
     22,530    British American Tobacco PLC ...................................            585,405
      4,852    Charter International PLC ......................................             23,152
      2,275    Chemring Group PLC .............................................             64,055
     53,500    Diageo PLC .....................................................            744,213
      3,888    Dignity PLC ....................................................             33,665
     58,300    GlaxoSmithKline PLC ............................................          1,082,304
     31,648    Hampson Industries PLC .........................................             46,753
      9,207    Healthcare Locums PLC ..........................................             16,944
     76,800    HSBC Holdings PLC ..............................................            735,070
      9,351    IG Group Holdings PLC ..........................................             34,602
     50,634    Imperial Tobacco Group PLC .....................................          1,352,593
      5,819    Intertek Group PLC .............................................             65,913
     56,812    National Grid PLC ..............................................            561,454
    423,488    Old Mutual PLC .................................................            338,336
    172,800    Prudential PLC .................................................          1,052,042
     14,270    Reckitt Benckiser Group PLC ....................................            531,621
     45,122    Sepura, Ltd. ...................................................             22,219
    151,800    Tesco PLC ......................................................            790,865
     54,400    Unilever PLC ...................................................          1,234,993
      6,022    Victrex PLC ....................................................             41,785
  1,012,262    Vodafone Group PLC .............................................          2,037,799
                                                                                       -----------
                                                                                        14,715,495
                                                                                       -----------

               TOTAL COMMON STOCKS
               (Cost $87,400,019) .............................................         68,967,597

PREFERRED STOCKS - 0.74%
--------------------------------------------------------------------------------------------------
               BRAZIL - 0.67%
     13,310    AES Tiete S.A. .................................................             86,300
     22,416    Cia Vale do Rio Doce ...........................................            229,639
      3,900    Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A. .......             43,739
     36,570    Klabin S.A. ....................................................             51,907
     15,230    Suzano Papele Celulose S.A. ....................................             78,958
                                                                                       -----------
                                                                                           490,543
                                                                                       -----------
               GERMANY - 0.06%
        961    Fuchs Petrolub AG ..............................................             46,168
                                                                                       -----------

               TOTAL PREFERRED STOCKS
               (Cost $778,476) ................................................            536,711

INVESTMENT COMPANY - 4.47%
--------------------------------------------------------------------------------------------------
               UNITED STATES - 4.47%
  3,251,504    SSgA Prime Money Market Fund ...................................          3,251,504
                                                                                       -----------

               TOTAL INVESTMENT COMPANY
               (Cost $3,251,504) ..............................................          3,251,504

TOTAL INVESTMENTS - 99.98%***
--------------------------------------------------------------------------------------------------
(Cost $91,429,999**) ..........................................................         72,755,812

NET OTHER ASSETS AND LIABILITIES - 0.02%
--------------------------------------------------------------------------------------------------
                                                                                            12,402
TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                       $72,768,214

--------------------------------------------------------------------------------
  *  Non-income producing.
 **  Aggregate cost for Federal tax purposes was $94,194,143.
*** The aggregate amount of foreign securities fair valued pursuant to a systematic fair valuation model as a percent of net assets was 84.06%.
(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(L) Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR  American Depositary Receipt.
GDR  Global Depositary Receipt.
PLC  Public Limited Company.
SDR  Swedish Depositary Receipt.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
90

================================================================================
 INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

OTHER INFORMATION:
Industry Concentration
                                                                % of Net Assets
                                                                ---------------
Oil, Gas & Consumable Fuels                                                9.7%
Pharmaceuticals                                                            9.2%
Insurance                                                                  6.1%
Wireless Telecommunication Services                                        5.7%
Diversified Telecommunication Services                                     5.4%
Commercial Banks                                                           5.0%
Food Products                                                              4.9%
Tobacco                                                                    4.7%
Net Other Assets & Liabilities                                             4.5%
Gas Utilities                                                              3.7%
Electric Utilities                                                         3.2%
Communications Equipment                                                   3.1%
Electrical Equipment                                                       3.0%
Real Estate Management & Development                                       2.4%
Aerospace & Defense                                                        2.3%
Beverages                                                                  2.3%
Food & Staples Retailing                                                   2.1%
Diversified Financial Services                                             1.6%
Capital Markets                                                            1.5%
Construction Materials                                                     1.4%
Metals & Mining                                                            1.3%
Electronic Equipment & Instruments                                         1.3%
Automobiles                                                                1.3%
Industrial Conglomerates                                                   1.2%
Textiles, Apparel & Luxury Goods                                           1.2%
Commercial Services & Supplies                                             1.1%
Office Electronics                                                         1.1%
Hotels, Restaurants & Leisure                                              1.1%
Distributors                                                               1.0%
Household Products                                                         0.9%
Road & Rail                                                                0.9%
IT Services                                                                0.7%
Construction & Engineering                                                 0.6%
Machinery                                                                  0.5%
Personal Products                                                          0.5%
Transportation Infrastructure                                              0.4%
Health Care Equipment  & Supplies                                          0.4%
Household Durables                                                         0.3%
Chemicals                                                                  0.3%
Computers & Peripherals                                                    0.3%
Semiconductors & Semiconductor Equipment                                   0.3%
Specialty Retail                                                           0.2%
Software                                                                   0.2%
Paper & Forest Products                                                    0.2%
Media                                                                      0.2%
Air Freight & Logistics                                                    0.1%
Energy Equipment & Services                                                0.1%
Leisure Equipment & Products                                               0.1%
Multiline Retail                                                           0.1%
Auto Components                                                            0.1%
Multi-Utilities                                                            0.1%
Marine                                                                     0.1%
Building Products *                                                        0.0%
Health Care Providers & Services *                                         0.0%
                                                                ---------------
                                                                         100.0%
                                                                ===============

*Rounds to 0.0%

 The industry classification method used for purposes of this report's allocation charts and portfolio of investments schedules may differ from the industry subclassification(s) used for Trust compliance purposes.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 TARGET RETIREMENT 2020 FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

               PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2008

                       [PIE CHART OF PORTFOLIO ALLOCATION]

Equity Securities                                                   48%
Debt Securities                                                     24%
Foreign Equity Securities                                           20%
Alternative Asset Classes                                            7%
Money Market Securities and Other Net Assets                         1%

                                   [END CHART]

            PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL MARKET VALUE
                             AS OF DECEMBER 31, 2008

MEMBERS Large Cap Growth Fund, Class Y                                       12%
MEMBERS International Stock Fund, Class Y                                     9%
MEMBERS High Income Fund, Class Y                                             9%
MEMBERS Large Cap Value Fund, Class Y                                         8%
Laudus International MarketMasters Fund                                       8%
MEMBERS Bond Fund, Class Y                                                    7%
Manning & Napier Equity Series Fund                                           6%
CRM Mid Cap Value Fund, Institutional Class                                   5%
Victory Special Value Fund, Class I                                           5%
T. Rowe Price Spectrum Income Fund                                            5%
Gateway Fund, Class Y                                                         5%
Neuberger Berman Partners Fund, Institutional Class                           5%
Royce Value Fund, Institutional Class                                         4%
MEMBERS Small Cap Value Fund, Class Y                                         3%
Oppenheimer International Bond Fund, Class Y                                  3%
Principal International Emerging Markets Fund, Institutional Class            3%
PIMCO CommodityRealReturn Strategy Fund, Institutional Class                  2%
SSgA Prime Money Market Fund                                                  1%

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
INVESTMENT COMPANIES - 100.03%
--------------------------------------------------------------------------------------------------
               ALTERNATIVE ASSET CLASSES - 6.87%
     18,321    Gateway Fund, Class Y ..........................................         $  442,644
     24,498    PIMCO Commodity RealReturn Strategy Fund, Institutional Class ..            156,542
                                                                                        ----------
                                                                                           599,186
                                                                                        ----------
               DEBT SECURITIES - 24.31%
     58,219    MEMBERS Bond Fund, Class Y (R) .................................            582,771
    143,471    MEMBERS High Income Fund, Class Y (R) ..........................            797,702
     48,581    Oppenheimer International Bond Fund, Class Y ...................            287,597
     43,676    T. Rowe Price Spectrum Income Fund .............................            451,176
                                                                                        ----------
                                                                                         2,119,246
                                                                                        ----------
               EQUITY SECURITIES - 48.19%
     25,532    CRM Mid Cap Value Fund, Institutional Class ....................            483,836
     41,388    Manning & Napier Equity Series Fund ............................            503,688
     98,175    MEMBERS Large Cap Growth Fund, Class Y (R) .....................          1,025,925
     69,828    MEMBERS Large Cap Value Fund, Class Y (R) ......................            683,613
     44,142    MEMBERS Small Cap Value Fund, Class Y (R) ......................            301,934
     26,739    Neuberger Berman Partners Fund, Institutional Class ............            413,656
     45,379    Royce Value Fund, Institutional Class * ........................            317,650
     45,997    Victory Special Value Fund, Class I ............................            471,469
                                                                                        ----------
                                                                                         4,201,771
                                                                                        ----------
               FOREIGN EQUITY SECURITIES - 19.54%
     62,420    Laudus International MarketMasters Fund, Select Shares .........            681,622
     98,160    MEMBERS International Stock Fund, Class Y (R) ..................            806,872
     15,825    Principal International Emerging Markets Fund,
               Institutional Class ............................................            214,745
                                                                                        ----------
                                                                                         1,703,239
                                                                                        ----------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
92

================================================================================
 TARGET RETIREMENT 2020 FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
               MONEY MARKET SECURITIES - 1.12%
     97,799    SSgA Prime Money Market Fund                                             $   97,799
                                                                                        ----------

               TOTAL INVESTMENT COMPANIES - 100.03%
               (Cost $10,613,852**) ...........................................          8,721,241

NET OTHER ASSETS AND LIABILITIES - (0.03)%
--------------------------------------------------------------------------------------------------
                                                                                            (2,720)

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                        $8,718,521

--------------------------------------------------------------------------------

  *  Non-income producing.
 **  Aggregate cost for Federal tax purposes was $11,494,980.
(R)  Affiliated Company (see Note 10).

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 TARGET RETIREMENT 2030 FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

               PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2008

                  [PIE CHART OF PORTFOLIO ALLOCATION]

Equity Securities                                                   54%
Foreign Equity Securities                                           23%
Debt Securities                                                     14%
Alternative Asset Classes                                            8%
Money Market Securities and Other Net Assets                         1%

                              [END CHART]

            PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL MARKET VALUE
                             AS OF DECEMBER 31, 2008

MEMBERS Large Cap Growth Fund, Class Y                                       12%
MEMBERS International Stock Fund, Class Y                                    11%
Laudus International MarketMasters Fund                                       9%
MEMBERS Large Cap Value Fund, Class Y                                         8%
Victory Special Value Fund, Class I                                           7%
MEMBERS High Income Fund, Class Y                                             7%
CRM Mid Cap Value Fund, Institutional Class                                   7%
Gateway Fund, Class Y                                                         6%
Manning & Napier Equity Series Fund                                           6%
Neuberger Berman Partners Fund, Institutional Class                           6%
Royce Value Fund, Institutional Class                                         4%
MEMBERS Small Cap Value Fund, Class Y                                         4%
T. Rowe Price Spectrum Income Fund                                            4%
Principal International Emerging Markets Fund, Institutional Class            3%
MEMBERS Bond Fund, Class Y                                                    3%
PIMCO CommodityRealReturn Strategy Fund, Institutional Class                  2%
SSgA Prime Money Market Fund                                                  1%

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
INVESTMENT COMPANIES - 100.03%
--------------------------------------------------------------------------------------------------
               ALTERNATIVE ASSET CLASSES - 7.62%
     19,309    Gateway Fund, Class Y ..........................................         $  466,507
     22,461    PIMCO CommodityRealReturn Strategy Fund, Institutional Class ...            143,524
                                                                                        ----------
                                                                                           610,031
                                                                                        ----------
               DEBT SECURITIES - 13.97%
     25,786    MEMBERS Bond Fund, Class Y (R) .................................            258,120
    102,867    MEMBERS High Income Fund, Class Y (R) ..........................            571,942
     27,978    T. Rowe Price Spectrum Income Fund .............................            289,014
                                                                                        ----------
                                                                                         1,119,076
                                                                                        ----------
               EQUITY SECURITIES - 53.68%
     29,430    CRM Mid Cap Value Fund, Institutional Class ....................            557,706
     38,192    Manning & Napier Equity Series Fund ............................            464,791
     90,852    MEMBERS Large Cap Growth Fund, Class Y (R) .....................            949,399
     64,790    MEMBERS Large Cap Value Fund, Class Y (R) ......................            634,292
     47,441    MEMBERS Small Cap Value Fund, Class Y (R) ......................            324,496
     29,779    Neuberger Berman Partners Fund, Institutional Class ............            460,679
     47,792    Royce Value Fund, Institutional Class * ........................            334,547
     56,039    Victory Special Value Fund, Class I ............................            574,396
                                                                                        ----------
                                                                                         4,300,306
                                                                                        ----------
               FOREIGN EQUITY SECURITIES - 23.60%
     68,554    Laudus International MarketMasters Fund, Select Shares .........            748,608
    105,380    MEMBERS InternationalStock Fund, Class Y (R) ...................            866,221
     20,292    Principal International Emerging Markets Fund,
               Institutional Class ............................................            275,359
                                                                                        ----------
                                                                                         1,890,188
                                                                                        ----------

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
94

================================================================================
 TARGET RETIREMENT 2030 FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
               MONEY MARKET SECURITIES - 1.16%
     93,187    SSgA Prime Money Market Fund ...................................         $   93,187
                                                                                        ----------

               TOTAL INVESTMENT COMPANIES - 100.03%
               (Cost $10,331,120**) ...........................................          8,012,788

NET OTHER ASSETS AND LIABILITIES - (0.03)%
--------------------------------------------------------------------------------------------------
                                                                                            (2,502)
TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                        $8,010,286

--------------------------------------------------------------------------------
  * Non-income producing.
 ** Aggregate cost for Federal tax purposes was $10,673,598.
(R) Affiliated Company (see Note 10).

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 TARGET RETIREMENT 2040 FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

               PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
                             AS OF DECEMBER 31, 2008

                       [PIE CHART OF PORTFOLIO ALLOCATION]

Equity Securities                                                   60%
Foreign Equity Securities                                           27%
Alternative Asset Classes                                            8%
Debt Securities                                                      4%
Money Market Securities and Other Net Assets                         1%

                                   [END CHART]

            PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL MARKET VALUE
                             AS OF DECEMBER 31, 2008

MEMBERS Large Cap Growth Fund, Class Y                                       12%
MEMBERS International Stock Fund, Class Y                                    12%
Laudus International MarketMasters Fund                                      11%
Victory Special Value Fund, Class I                                           9%
CRM Mid Cap Value Fund, Institutional Class                                   9%
MEMBERS Large Cap Value Fund, Class Y                                         8%
Manning & Napier Equity Series Fund                                           6%
Neuberger Berman Partners Fund, Institutional Class                           6%
Gateway Fund, Class Y                                                         6%
Royce Value Fund, Institutional Class                                         5%
MEMBERS Small Cap Value Fund, Class Y                                         4%
Principal International Emerging Markets Fund, Institutional Class            4%
MEMBERS Bond Fund, Class Y                                                    4%
PIMCO CommodityRealReturn Strategy Fund, Institutional Class                  2%
SSgA Prime Money Market Fund                                                  2%

--------------------------------------------------------------------------------

Shares                                                                              Value (Note 2)
------                                                                              --------------
INVESTMENT COMPANIES - 100.03%
--------------------------------------------------------------------------------------------------
               ALTERNATIVE ASSET CLASSES - 7.65%
     15,552    Gateway Fund, Class Y ..........................................         $  375,747
     17,636    PIMCO CommodityRealReturn Strategy Fund, Institutional Class ...            112,695
                                                                                        ----------
                                                                                           488,442
                                                                                        ----------
               DEBT SECURITIES - 4.28%
     27,282    MEMBERS Bond Fund, Class Y (R) .................................            273,089
                                                                                        ----------
               EQUITY SECURITIES - 59.77%
     30,195    CRM Mid Cap Value Fund, Institutional Class ....................            572,189
     33,058    Manning & Napier Equity Series Fund ............................            402,320
     72,598    MEMBERS Large Cap Growth Fund, Class Y (R) .....................            758,646
     51,685    MEMBERS Large Cap Value Fund, Class Y (R) ......................            505,993
     42,548    MEMBERS Small Cap Value Fund, Class Y (R) ......................            291,029
     25,548    Neuberger Berman Partners Fund, Institutional Class ............            395,235
     43,072    Royce Value Fund, Institutional Class * ........................            301,503
     57,513    Victory Special Value Fund, Class I ............................            589,513
                                                                                        ----------
                                                                                         3,816,428
                                                                                        ----------
               FOREIGN EQUITY SECURITIES - 27.13%
     63,202    Laudus International MarketMasters Fund, Select Shares .........            690,162
     91,980    MEMBERS International Stock Fund, Class Y (R) ..................            756,076
     21,069    Principal International Emerging Markets Fund,
               Institutional Class ............................................            285,900
                                                                                        ----------
                                                                                         1,732,138
                                                                                        ----------
               MONEY MARKET SECURITIES - 1.20%
     77,057    SSgA Prime Money Market Fund ...................................             77,057
                                                                                        ----------

               TOTAL INVESTMENT COMPANIES - 100.03%
               (Cost $8,110,099**) ............................................          6,387,154

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
96

================================================================================
 TARGET RETIREMENT 2040 FUND PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                                    Value (Note 2)
                                                                                    --------------
NET OTHER ASSETS AND LIABILITIES - (0.03)%
--------------------------------------------------------------------------------------------------
                                                                                        $  (1,910)

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------
                                                                                        $6,385,244

--------------------------------------------------------------------------------

  * Non-income producing.
 ** Aggregate cost for Federal tax purposes was $8,505,566.
(R) Affiliated Company (see Note 10).

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008
--------------------------------------------------------------------------------

                                                                     CONSERVATIVE          MODERATE        AGGRESSIVE
                                                                       ALLOCATION        ALLOCATION        ALLOCATION
                                                                             FUND              FUND              FUND
======================================================================================================================
ASSETS:
  Investments in securities, at cost
    Unaffiliated issuers                                             $ 49,938,231      $ 97,096,196      $ 30,493,190
    Affiliated issuers(1)                                              89,189,699       219,777,602        68,823,164
  Net unrealized (depreciation)
    Unaffiliated issuers                                               (8,453,792)      (20,476,955)       (9,253,735)
    Affiliated issuers(1)                                             (13,967,875)      (52,577,319)      (20,430,329)
                                                                     ------------------------------------------------
      Total investments at value                                      116,706,263       243,819,524        69,632,290
Cash                                                                           44                92                48
Receivables:
  Investments sold                                                              -                 -                 -
  Fund shares sold                                                        149,036           701,593           244,133
  Dividends and interest                                                      189               120               203
Other assets                                                                    -                 -                 -
                                                                     ------------------------------------------------
      Total Assets                                                    116,855,532       244,521,329        69,876,674
                                                                     ------------------------------------------------
LIABILITIES:
Payables:
  Investments purchased                                                   102,227           564,781           198,201
  Fund shares redeemed                                                     46,809           136,812            45,932
  Accrued management fees                                                  28,428            58,657            16,530
                                                                     ------------------------------------------------
      Total Liabilities                                                   177,464           760,250           260,663
                                                                     ------------------------------------------------
Net assets applicable to outstanding capital stock                   $116,678,068      $243,761,079      $ 69,616,011
                                                                     ================================================
REPRESENTED BY:
  Capital stock and additional paid-in capital                       $143,800,246      $348,165,776      $112,354,357
  Accumulated undistributed (distribution in excess of)
    net investment income (loss)                                          240,488           391,722            69,076
  Accumulated net realized gain (loss) on investments sold and
    foreign currency related transactions                              (4,940,999)      (31,742,145)      (13,123,358)
  Unrealized depreciation of investments (including appreciation
    (depreciation) of foreign currency related transactions)          (22,421,667)      (73,054,274)     $(29,684,064)
                                                                     ------------------------------------------------
Total net assets - representing net assets applicable to
  outstanding capital stock                                          $116,678,068      $243,761,079      $ 69,616,011
                                                                     ================================================
Number of Class Z Shares issued and outstanding                        13,761,587        32,440,084        10,591,275
                                                                     ================================================
NET ASSET VALUE per share of outstanding capital stock,
  offering price and redemption price                                $       8.48      $       7.51      $       6.57
                                                                     ================================================

--------------------------------------------------------
(1) See Note 10 for information on affiliated issuers.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
98

================================================================================

MONEY MARKET                           HIGH INCOME        DIVERSIFIED          LARGE CAP          LARGE CAP
        FUND          BOND FUND               FUND        INCOME FUND         VALUE FUND        GROWTH FUND
============================================================================================================
$158,847,161       $577,118,110       $106,860,986       $483,852,730       $683,744,398       $405,189,283
           -                  -                  -                  -                  -                  -
           -        (11,177,435)       (18,101,419)       (48,718,152)       (78,099,404)       (55,647,749)
           -                  -                  -                  -                  -                  -
-----------------------------------------------------------------------------------------------------------
 158,847,161        565,940,675         88,759,567        435,134,578        605,644,994        349,541,534
           -                  -                  -                  -                  -                  -
           -                  -                  -            433,421                  -          1,816,874
     297,372          2,217,888            136,501            242,109          3,156,175          1,243,847
     259,542          5,052,449          1,933,187          3,231,433          1,492,582            553,289
           -                514                  -                  -                  -                  -
-----------------------------------------------------------------------------------------------------------
 159,404,075        573,211,526         90,829,255        439,041,541        610,293,751        353,155,544
-----------------------------------------------------------------------------------------------------------

           -                  -                  -            415,992                  -                  -
           -            383,407             45,650            320,671            539,265            435,105
      55,410            265,716             55,206            257,910            310,885            247,150
-----------------------------------------------------------------------------------------------------------
      55,410            649,123            100,856            994,573            850,150            682,255
-----------------------------------------------------------------------------------------------------------
$159,348,665       $572,562,403       $ 90,728,399       $438,046,968       $609,443,601       $352,473,289
===========================================================================================================

$159,348,665       $589,466,876       $122,656,258       $504,075,613       $786,502,996       $496,141,639
           -            555,248            157,472            308,614            362,466             29,904
           -         (6,282,286)       (13,983,912)       (17,619,107)       (99,322,485)       (88,050,505)
           -        (11,177,435)       (18,101,419)       (48,718,152)       (78,099,376)       (55,647,749)
-----------------------------------------------------------------------------------------------------------

$159,348,665       $572,562,403       $ 90,728,399       $438,046,968       $609,443,601       $352,473,289
===========================================================================================================
 159,348,665         57,582,102         12,361,840         30,293,190         31,389,766         24,311,073
===========================================================================================================

$       1.00       $       9.94       $       7.34       $      14.46       $      19.42       $      14.50
===========================================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008
--------------------------------------------------------------------------------

                                                                          MID CAP           MID CAP         SMALL CAP
                                                                       VALUE FUND       GROWTH FUND        VALUE FUND
======================================================================================================================
ASSETS:
  Investments in securities, at cost
    Unaffiliated issuers                                             $205,354,542      $243,396,296       $ 8,017,775
    Affiliated issuers(1)                                                       -                 -                 -
  Net unrealized appreciation (depreciation)
    Unaffiliated issuers                                              (47,970,282)      (78,205,725)       (2,119,898)
    Affiliated issuers(1)                                                       -                 -                 -
                                                                     ------------------------------------------------
      Total investments at value                                      157,384,260       165,190,571         5,897,877
Cash                                                                            -                 -                 -
Foreign currency(2)                                                             -                 -                 -
Receivables:
  Investments sold                                                        112,104         2,863,939             8,195
  Fund shares sold                                                        247,047           632,455            87,127
  Dividends and interest                                                  472,840           124,151            15,120
Other assets                                                                1,102                 -                 -
                                                                     ------------------------------------------------
      Total Assets                                                    158,217,353       168,811,116         6,008,319
                                                                     ------------------------------------------------
LIABILITIES:
Payable to custodian                                                            -                 -                 2
Payables:
  Investments purchased                                                         -         2,091,423            18,244
  Fund shares redeemed                                                    131,941           135,652               378
  Accrued management fees                                                 136,496           119,128             3,998
  Accrued expenses and other payables                                           -                 -                 -
                                                                     ------------------------------------------------
      Total Liabilities                                                   268,437         2,346,203            22,622
                                                                     ------------------------------------------------
Net assets applicable to outstanding capital stock                   $157,948,916      $166,464,913       $ 5,985,697
                                                                     ================================================
REPRESENTED BY:
  Capital stock and additional paid-in capital                       $248,534,129      $312,104,390       $ 8,535,955
  Accumulated undistributed (distribution in excess of)
    net investment income (loss)                                           12,168             5,837                 -
  Accumulated net realized loss on investments sold and
    foreign currency related transactions                             (42,627,099)      (67,439,589)         (430,360)
  Unrealized depreciation of investments (including appreciation
    (depreciation) of foreign currency related transactions)          (47,970,282)      (78,205,725)       (2,119,898)
                                                                     ------------------------------------------------
Total net assets - representing net assets applicable to
  outstanding capital stock                                          $157,948,916      $166,464,913       $ 5,985,697
                                                                     ================================================
Number of Class Z Shares issued and outstanding                        16,602,116        55,248,889           917,286
                                                                     ================================================
NET ASSET VALUE per share of outstanding capital stock,
  offering price and redemption price                                $       9.51      $       3.01       $      6.53
                                                                     ================================================

---------------------------------------------------------------
(1) See Note 10 for information on affiliated issuers.
(2) Cost of Foreign Currency of $1,025 and $264,840 for the Global Securities and International Stock Funds, respectively.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
100

================================================================================

                         GLOBAL                                 TARGET             TARGET             TARGET
  SMALL CAP          SECURITIES       INTERNATIONAL         RETIREMENT         RETIREMENT         RETIREMENT
GROWTH FUND                FUND          STOCK FUND          2020 FUND          2030 FUND          2040 FUND
=============================================================================================================
$ 4,864,699        $ 51,312,986        $ 91,429,999        $ 5,736,888        $ 6,028,423        $ 5,091,376
          -                   -                   -          4,876,964          4,302,697          3,018,723
   (822,247)        (22,047,795)        (18,674,187)        (1,214,464)        (1,620,105)        (1,289,055)
          -                   -                   -           (678,147)          (698,227)          (433,890)
------------------------------------------------------------------------------------------------------------
  4,042,452          29,265,191          72,755,812          8,721,241          8,012,788          6,387,154
          -                   2              32,500                  -                  -                  -
          -                 974             265,382                  -                  -                  -

          -                   -              27,097             27,423                  -                  -
     10,026              32,297             166,722             28,115             28,260             32,015
      2,145              69,895             179,865                  5                  7                  9
          -               1,939              74,535                  -                  -                  -
------------------------------------------------------------------------------------------------------------
  4,054,623          29,370,298          73,501,913          8,776,784          8,041,055          6,419,178
------------------------------------------------------------------------------------------------------------

          -                   -                   -                  -                  -                  -

          -                   -             612,333                  -              4,737             29,740
      8,544              11,858              42,123             55,537             23,523              2,275
      2,828              22,716              79,002              2,726              2,509              1,919
          -                   -                 241                  -                  -                  -
------------------------------------------------------------------------------------------------------------
     11,372              34,574             733,699             58,263             30,769             33,934
------------------------------------------------------------------------------------------------------------
$ 4,043,251        $ 29,335,724        $ 72,768,214        $ 8,718,521        $ 8,010,286        $ 6,385,244
============================================================================================================

$ 7,192,093        $ 52,249,626        $105,593,194        $12,358,070        $11,658,949        $ 9,511,079
          -              48,913             (62,466)            11,421             33,992             31,910
 (2,326,595)           (913,666)        (14,084,850)        (1,758,359)        (1,364,323)        (1,434,800)
   (822,247)        (22,049,149)        (18,677,664)        (1,892,611)        (2,318,332)        (1,722,945)
------------------------------------------------------------------------------------------------------------

$ 4,043,251        $ 29,335,724        $ 72,768,214        $ 8,718,521        $ 8,010,286        $ 6,385,244
============================================================================================================
    718,383           5,043,891           9,584,668          1,443,354          1,392,732          1,176,008
============================================================================================================

$      5.63        $       5.82        $       7.59        $      6.04        $      5.75        $      5.43
============================================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008
--------------------------------------------------------------------------------

                                                                     CONSERVATIVE              MODERATE          AGGRESSIVE
                                                                       ALLOCATION            ALLOCATION          ALLOCATION
                                                                             FUND                  FUND                FUND
===========================================================================================================================
INVESTMENT INCOME:
   Interest                                                          $      2,349          $      4,981        $      3,278
   Dividends
      Unaffiliated issuers                                              1,784,161             2,488,009             372,558
      Affiliated issuers(1)                                             2,123,404             3,818,628             584,270
      Less: Foreign taxes withheld                                              -                     -                   -
   Securities lending income                                                    -                     -                   -
                                                                     ------------------------------------------------------
         Total investment income                                        3,909,914             6,311,618             960,106
                                                                     ------------------------------------------------------
EXPENSES:
Management fees                                                           307,462               763,339             235,825
Trustees' fees                                                              2,028                 6,668               2,083
Audit fees                                                                  6,636                16,313               6,679
Compliance expense                                                          2,620                 8,619               2,694
                                                                     ------------------------------------------------------
         Total expenses before management fee reduction                   318,746               794,939             247,281
         Less management fee reduction                                    (27,355)              (77,619)            (24,474)
                                                                     ------------------------------------------------------
         Total expenses net of management fee reduction                   291,391               717,320             222,807
                                                                     ------------------------------------------------------
NET INVESTMENT INCOME                                                   3,618,523             5,594,298             737,299
                                                                     ------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
   Unaffiliated issuers                                                (3,000,083)          (25,370,798)        (10,100,246)
   Affiliated issuers(1)                                               (2,425,057)           (7,252,286)         (3,095,203)
Capital gain distributions received from underlying funds
   Unaffiliated issuers                                                   494,501               526,958              64,586
   Affiliated issuers(1)                                                  265,726               916,619             354,536
Net change in unrealized depreciation on investments
   (including net unrealized appreciation (depreciation) on
   foreign currency related transactions)(2)                          (20,937,322)          (68,550,378)        (29,087,936)
                                                                     ------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (25,602,235)          (99,729,885)        (41,864,263)
                                                                     ------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                $(21,983,712)         $(94,135,587)       $(41,126,964)
                                                                     ======================================================

-------------------------------------------------------
(1) See Note 10 for information on affiliated issuers.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
102

================================================================================

--------------------------------------------------------------------------------

MONEY MARKET                              HIGH INCOME          DIVERSIFIED             LARGE CAP             LARGE CAP
        FUND           BOND FUND                 FUND          INCOME FUND            VALUE FUND           GROWTH FUND
======================================================================================================================
  $2,577,789        $ 32,413,409         $  9,393,113         $ 17,144,495         $     126,978         $     114,442

           -                   -                    -            9,792,453            27,261,076             7,406,128
           -                   -                    -                    -                     -                     -
           -                   -                    -                    -               (13,339)               (9,806)
           -             871,432               82,089              375,048               296,886               234,031
----------------------------------------------------------------------------------------------------------------------
   2,577,789          33,284,841            9,475,202           27,311,996            27,671,601             7,744,795
----------------------------------------------------------------------------------------------------------------------

     542,205           3,391,576              869,758            3,764,258             5,477,468             4,325,277
       3,481              19,256                3,795               18,567                34,452                20,276
      10,804              29,170                6,046               28,742                41,449                30,107
       4,498              24,892                4,908               24,006                44,538                26,213
----------------------------------------------------------------------------------------------------------------------
     560,988           3,464,894              884,507            3,835,573             5,597,907             4,401,873
           -                   -                    -                    -                     -                     -
----------------------------------------------------------------------------------------------------------------------
     560,988           3,464,894              884,507            3,835,573             5,597,907             4,401,873
----------------------------------------------------------------------------------------------------------------------
   2,016,801          29,819,947            8,590,695           23,476,423            22,073,694             3,342,922
----------------------------------------------------------------------------------------------------------------------

      19,466             772,456          (11,911,310)         (17,051,142)          (99,539,308)          (86,382,103)
           -                   -                    -                    -                     -                     -

           -                   -                    -                    -                     -                     -
           -                   -                    -                    -                     -                     -

           -         (14,489,323)         (14,023,592)         (82,034,000)         (312,297,708)         (151,997,328)
----------------------------------------------------------------------------------------------------------------------
      19,466         (13,716,867)         (25,934,902)         (99,085,142)         (411,837,016)         (238,379,431)
----------------------------------------------------------------------------------------------------------------------
  $2,036,267        $ 16,103,080         $(17,344,207)        $(75,608,719)        $(389,763,322)        $(235,036,509)
======================================================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008
--------------------------------------------------------------------------------

                                                                           MID CAP               MID CAP         SMALL CAP
                                                                        VALUE FUND           GROWTH FUND        VALUE FUND
==========================================================================================================================
INVESTMENT INCOME:
   Interest                                                          $     103,841         $     145,851       $     7,427
   Dividends
      Unaffiliated issuers                                               5,917,621             1,772,631           125,972
      Affiliated issuers(3)                                                      -                     -                 -
      Less: Foreign taxes withheld                                               -                (5,647)                -
   Securities lending income                                               425,537               798,971                 -
                                                                     -----------------------------------------------------
         Total investment income                                         6,446,999             2,711,806           133,399
                                                                     -----------------------------------------------------
EXPENSES:
Management fees                                                          2,501,687             2,418,039            68,417
Trustees' fees                                                               8,692                10,544               172
Audit fees                                                                  20,811                21,923               640
Compliance expense                                                          11,236                13,634               223
                                                                     -----------------------------------------------------
         Total expenses                                                  2,542,426             2,464,140            69,452
                                                                     -----------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                             3,904,573               247,666            63,947
                                                                     -----------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments (including net realized
   gain (loss) on foreign currency related transactions)(1)
   Unaffiliated issuers                                                (43,084,929)          (62,918,236)         (391,085)
   Affiliated issuers(3)                                                         -                     -                 -
Capital gain distributions received from underlying funds
   Unaffiliated issuers                                                          -                     -                 -
   Affiliated issuers(3)                                                         -                     -                 -
Net change in unrealized depreciation on investments
   (including net unrealized appreciation (depreciation) on
   foreign currency related transactions)(2)                           (67,225,588)          (97,671,167)       (1,521,635)
                                                                     -----------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                       (110,310,517)         (160,589,403)       (1,912,720)
                                                                     -----------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                           $(106,405,944)        $(160,341,737)      $(1,848,773)
                                                                     =====================================================

-------------------------------------------------------
(1) Includes foreign capital gains taxes paid of $1 and $39,772 for the Global Securities and International Stock Funds, respectively.
(2) Net of deferred foreign capital gains taxes of $1,867 for the International Stock Funds.
(3) See Note 10 for information on affiliated issuers.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
104

                          GLOBAL                                    TARGET              TARGET              TARGET
  SMALL CAP           SECURITIES         INTERNATIONAL          RETIREMENT          RETIREMENT          RETIREMENT
GROWTH FUND                 FUND            STOCK FUND           2020 FUND           2030 FUND           2040 FUND
==================================================================================================================
$     7,121         $     10,817          $     75,212         $       166         $       175         $       190

     46,842            1,925,120             4,748,655             104,885              81,275              54,680
          -                    -                     -              96,908              80,601              49,026
          -             (108,727)             (386,531)                  -                   -                   -
          -               61,077               151,387                   -                   -                   -
------------------------------------------------------------------------------------------------------------------
     53,963            1,888,287             4,588,723             201,959             162,051             103,896
------------------------------------------------------------------------------------------------------------------

     61,742              402,667             1,501,217              25,106              23,258              17,328
        187                1,204                 4,556                  77                  48                  37
        651                2,972                13,674                 161                 139                 128
        242                1,559                 5,889                  99                  58                  48
------------------------------------------------------------------------------------------------------------------
     62,822              408,402             1,525,336              25,443              23,503              17,541
------------------------------------------------------------------------------------------------------------------
     (8,859)           1,479,885             3,063,387             176,516             138,548              86,355
------------------------------------------------------------------------------------------------------------------

 (2,289,210)            (244,126)          (13,589,243)         (1,388,066)           (957,281)           (929,424)
          -                    -                     -            (399,642)           (441,865)           (531,708)

          -                    -                     -              49,377              43,370              29,300
          -                    -                     -              19,972              21,234              18,442

   (826,558)         (21,001,971)          (48,756,010)         (1,774,347)         (2,227,775)         (1,630,888)
------------------------------------------------------------------------------------------------------------------
 (3,115,768)         (21,246,097)          (62,345,253)         (3,492,706)         (3,562,317)         (3,044,278)
------------------------------------------------------------------------------------------------------------------
$(3,124,627)        $(19,766,212)         $(59,281,866)        $(3,316,190)        $(3,423,769)        $(2,957,923)
==================================================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       CONSERVATIVE                          MODERATE
                                                                      ALLOCATION FUND                      ALLOCATION FUND
                                                               =============================      ==============================
FOR THE YEAR ENDED DECEMBER 31,                                     2008            2007              2008              2007
================================================================================================================================
OPERATIONS:
   Net investment income                                       $  3,618,523      $ 1,315,944      $  5,594,298      $  2,980,013
   Net realized gain (loss) on investments                       (4,664,913)       1,131,426       (31,179,507)        5,264,470
   Net change in unrealized appreciation
      (depreciation) on investments                             (20,937,322)      (1,628,228)      (68,550,378)       (4,924,759)
                                                               -----------------------------------------------------------------
      Increase (decrease) in net assets from operations         (21,983,712)         819,142       (94,135,587)        3,319,724
                                                               -----------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                         (3,634,290)      (1,337,594)       (5,366,853)       (3,543,202)
   Realized gains on investments                                 (1,067,962)        (124,860)       (4,983,537)         (885,283)
                                                               -----------------------------------------------------------------
      Change in net assets from distributions                    (4,702,252)      (1,462,454)      (10,350,390)       (4,428,485)
CLASS Z SHARE TRANSACTIONS:
   Proceeds from sale of shares                                  84,012,864       61,428,617       129,854,947       181,374,016
   Net asset value of shares issued in
      reinvestment of distributions                               4,702,252        1,462,454        10,350,390         4,428,485
                                                               -----------------------------------------------------------------
                                                                 88,715,116       62,891,071       140,205,337       185,802,501
   Cost of shares repurchased                                   (12,098,409)      (4,613,331)      (10,239,275)       (3,406,601)
                                                               -----------------------------------------------------------------
      Net increase (decrease) in net assets
         from capital share transactions                         76,616,707       58,277,740       129,966,062       182,395,900
                                                               -----------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          49,930,743       57,634,428        25,480,085       181,287,139
                                                               -----------------------------------------------------------------
NET ASSETS:
   Beginning of year                                           $ 66,747,325      $ 9,112,897      $218,280,994      $ 36,993,855
                                                               -----------------------------------------------------------------
   End of year                                                 $116,678,068      $66,747,325      $243,761,079      $218,280,994
                                                               =================================================================
Undistributed (distribution in excess of)
   net investment income included in net assets                $    240,488      $         -      $    391,722      $          -
                                                               =================================================================
OTHER INFORMATION:
Class Z Capital Share transactions:
   Shares sold                                                    8,261,031        5,625,040        12,933,160        15,964,667
   Shares issued in reinvestment of distributions                   531,666          135,786         1,184,768           393,825
                                                               -----------------------------------------------------------------
                                                                  8,792,697        5,760,826        14,117,928        16,358,492
   Shares redeemed                                               (1,231,070)        (420,633)       (1,144,403)         (299,137)
                                                               -----------------------------------------------------------------
   Net increase (decrease) in shares outstanding                  7,561,627        5,340,193        12,973,525        16,059,355
                                                               =================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
106

================================================================================

--------------------------------------------------------------------------------

        AGGRESSIVE
      ALLOCATION FUND                        MONEY MARKET FUND                              BOND FUND
=============================          ==============================         ===============================
      2008             2007                2008              2007                  2008              2007
=============================================================================================================
$    737,299      $   365,406          $  2,016,801      $  5,112,129         $  29,819,947      $ 30,881,540
 (12,776,327)       2,991,440                19,466             1,312               772,456        (4,743,510)

 (29,087,936)        (996,895)                    -                 -           (14,489,323)        5,540,265
-------------------------------------------------------------------------------------------------------------
 (41,126,964)       2,359,951             2,036,267         5,113,441            16,103,080        31,678,295
-------------------------------------------------------------------------------------------------------------

    (668,223)        (747,349)           (2,036,267)       (5,113,441)          (29,315,915)      (26,026,147)
  (2,705,263)      (1,054,128)                    -                 -                     -                 -
-------------------------------------------------------------------------------------------------------------
  (3,373,486)      (1,801,477)           (2,036,267)       (5,113,441)          (29,315,915)      (26,026,147)

  47,294,376       47,262,363           108,119,221        98,409,862            38,082,556        54,574,518

   3,373,486        1,801,477             2,036,267         5,072,748            29,315,915        26,026,147
-------------------------------------------------------------------------------------------------------------
  50,667,862       49,063,840           110,155,488       103,482,610            67,398,471        80,600,665
  (4,671,398)      (3,049,096)           62,139,357)      (92,612,240)         (127,856,686)      (99,291,968)
-------------------------------------------------------------------------------------------------------------

  45,996,464       46,014,744            48,016,131        10,870,370           (60,458,215)      (18,691,303)
-------------------------------------------------------------------------------------------------------------
   1,496,014       46,573,218            48,016,131        10,870,370           (73,671,050)      (13,039,155)
-------------------------------------------------------------------------------------------------------------

$ 68,119,997      $21,546,779          $111,332,534      $100,462,164         $ 646,233,453      $659,272,608
-------------------------------------------------------------------------------------------------------------
$ 69,616,011      $68,119,997          $159,348,665      $111,332,534         $ 572,562,403      $646,233,453
=============================================================================================================

$     69,076      $         -          $          -      $          -         $     555,248      $    205,601
=============================================================================================================

   4,898,248        4,030,257           108,119,221        98,409,862             3,694,547         5,322,584
     353,586          155,012             2,036,267         5,072,748             2,939,189         2,562,733
-------------------------------------------------------------------------------------------------------------
   5,251,834        4,185,269           110,155,488       103,482,610             6,633,736         7,885,317
    (527,898)        (258,269)          (62,139,357)      (92,612,240)          (12,480,000)       (9,682,054)
-------------------------------------------------------------------------------------------------------------
   4,723,936        3,927,000            48,016,131        10,870,370            (5,846,264)       (1,796,737)
=============================================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             HIGH INCOME FUND                      DIVERSIFIED INCOME FUND
                                                      ==============================           ================================
FOR THE YEAR ENDED DECEMBER 31,                          2008              2007                     2008               2007
===============================================================================================================================
OPERATIONS:
   Net investment income                              $  8,590,695      $ 11,293,723           $  23,476,423      $  29,174,710
   Net realized gain (loss) on investments             (11,911,310)       (1,916,036)            (17,051,142)        14,511,757
   Net change in unrealized appreciation
      (depreciation) on investments                    (14,023,592)       (6,104,762)            (82,034,000)       (25,941,465)
                                                      -------------------------------------------------------------------------
      Increase (decrease) in net assets
         from operations                               (17,344,207)        3,272,925             (75,608,719)        17,745,002
                                                      -------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                (9,037,895)      (10,814,779)            (23,213,706)       (26,851,759)
   Realized gains on investments                                 -           (66,885)               (534,313)       (17,304,597)
                                                      -------------------------------------------------------------------------
      Change in net assets from distributions           (9,037,895)      (10,881,664)            (23,748,019)       (44,156,356)
CLASS Z SHARE TRANSACTIONS:
   Proceeds from sale of shares                          3,099,561         9,502,847               5,937,046          9,738,908
   Net asset value of shares issued in
      reinvestment of distributions                      9,037,895        10,881,664              23,748,019         44,156,356
                                                      -------------------------------------------------------------------------
                                                        12,137,456        20,384,511              29,685,065         53,895,264
   Cost of shares repurchased                          (30,071,870)      (30,988,573)           (129,887,650)      (125,758,306)
                                                      -------------------------------------------------------------------------
      Net increase (decrease) in net assets
         from capital share transactions               (17,934,414)      (10,604,062)           (100,202,585)       (71,863,042)
                                                      -------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                           (44,316,516)      (18,212,801)           (199,559,323)       (98,274,396)
                                                      -------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                  $135,044,915      $153,257,716           $ 637,606,291      $ 735,880,687
                                                      -------------------------------------------------------------------------
   End of year                                        $ 90,728,399      $135,044,915           $ 438,046,968      $ 637,606,291
                                                      =========================================================================
Undistributed (distribution in excess of)
   net investment income included in net assets       $    157,472      $    461,799           $     308,614      $     256,183
                                                      =========================================================================
OTHER INFORMATION:
Class Z Capital Share transactions:
   Shares sold                                             377,537           932,906                 360,534            522,491
   Shares issued in reinvestment of distributions        1,219,447         1,140,146               1,641,275          2,498,744
                                                      -------------------------------------------------------------------------
                                                         1,596,984         2,073,052               2,001,809          3,021,235
   Shares redeemed                                      (3,386,525)       (3,001,873)             (7,897,382)        (6,690,445)
                                                      -------------------------------------------------------------------------
   Net increase (decrease) in shares outstanding        (1,789,541)         (928,821)             (5,895,573)        (3,669,210)
                                                      =========================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
108

================================================================================

--------------------------------------------------------------------------------

      LARGE CAP VALUE FUND                        LARGE CAP GROWTH FUND                       MID CAP VALUE FUND
==================================           ================================           ===============================
      2008               2007                     2008               2007                    2008              2007
=======================================================================================================================
$   22,073,694      $   25,140,565           $   3,342,922      $   2,277,274           $   3,904,573      $  4,046,841
   (99,539,308)        110,518,250             (86,382,103)        51,827,163             (43,084,929)       37,003,319

  (312,297,708)       (122,534,310)           (151,997,328)        23,625,381             (67,225,588)      (38,436,046)
-----------------------------------------------------------------------------------------------------------------------

  (389,763,322)         13,124,505            (235,036,509)        77,729,818            (106,405,944)        2,614,114
-----------------------------------------------------------------------------------------------------------------------

   (21,524,382)        (24,834,958)             (3,336,233)        (2,309,437)             (3,619,123)       (3,321,111)
      (840,025)       (110,586,111)             (1,186,434)       (19,098,900)               (403,215)      (37,639,303)
-----------------------------------------------------------------------------------------------------------------------
   (22,364,407)       (135,421,069)             (4,522,667)       (21,408,337)             (4,022,338)      (40,960,414)

    15,895,797          29,802,595              47,534,033         24,927,525              10,959,054        30,738,583

    22,364,407         135,421,069               4,522,667         21,408,337               4,022,338        40,960,414
-----------------------------------------------------------------------------------------------------------------------
    38,260,204         165,223,664              52,056,700         46,335,862              14,981,392        71,698,997
  (246,122,223)       (204,271,626)           (125,263,796)      (107,178,673)            (63,942,544)      (59,227,022)
-----------------------------------------------------------------------------------------------------------------------

  (207,862,019)        (39,047,962)            (73,207,096)       (60,842,811)            (48,961,152)       12,471,975
-----------------------------------------------------------------------------------------------------------------------
  (619,989,748)       (161,344,526)           (312,766,272)        (4,521,330)           (159,389,434)      (25,874,325)
-----------------------------------------------------------------------------------------------------------------------

$1,229,433,349      $1,390,777,875           $ 665,239,561      $ 669,760,891           $ 317,338,350      $343,212,675
-----------------------------------------------------------------------------------------------------------------------
$  609,443,601      $1,229,433,349           $ 352,473,289      $ 665,239,561           $ 157,948,916      $317,338,350
=======================================================================================================================

$      362,466      $      238,093           $      29,904      $      32,874           $      12,168      $    325,430
=======================================================================================================================

       685,787             838,613               2,377,672          1,072,115                 871,303         1,688,545
     1,150,037           4,271,398                 284,492            909,546                 403,077         2,652,712
-----------------------------------------------------------------------------------------------------------------------
     1,835,824           5,110,011               2,662,164          1,981,661               1,274,380         4,341,257
    (9,493,310)         (5,645,811)             (6,834,822)        (4,692,774)             (5,364,886)       (3,210,992)
-----------------------------------------------------------------------------------------------------------------------
    (7,657,486)           (535,800)             (4,172,658)        (2,711,113)             (4,090,506)        1,130,265
=======================================================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            MID CAP GROWTH FUND               SMALL CAP VALUE FUND
                                                      ===============================      ==========================
FOR THE YEAR ENDED DECEMBER 31,                            2008              2007              2008          2007(1)
=====================================================================================================================
OPERATIONS:
   Net investment income                              $     247,666      $ (1,590,143)    $    63,947      $   50,654
   Net realized gain (loss) on investments              (62,918,236)       36,181,585        (391,085)         19,717
   Net change in unrealized appreciation
      (depreciation) on investments                     (97,671,167)       (3,421,053)     (1,521,635)       (598,263)
                                                      ---------------------------------------------------------------
      Increase (decrease) in net assets
          from operations                              (160,341,737)       31,170,389      (1,848,773)       (527,892)
                                                      ---------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                   (241,829)                -         (58,710)        (49,800)
   Realized gains on investments                         (3,840,199)      (37,588,559)         (1,246)        (63,900)
                                                      ---------------------------------------------------------------
      Change in net assets from distributions            (4,082,028)      (37,588,559)        (59,956)       (113,700)
CLASS Z SHARE TRANSACTIONS:
   Proceeds from sale of shares                          11,326,492        21,510,473       2,761,819       6,215,991
   Net asset value of shares issued in
      reinvestment of distributions                       4,082,028        37,588,559          59,956         113,700
                                                      ---------------------------------------------------------------
                                                         15,408,520        59,099,032       2,821,775       6,329,691
      Cost of shares repurchased                        (51,838,104)      (59,407,053)       (551,009)        (64,439)
                                                      ---------------------------------------------------------------
         Net increase (decrease) in net assets
            from capital share transactions             (36,429,584)         (308,021)      2,270,766       6,265,252
                                                      ---------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (200,853,349)       (6,726,191)        362,037       5,623,660
                                                      ---------------------------------------------------------------
NET ASSETS:
   Beginning of year                                  $ 367,318,262      $374,044,453     $ 5,623,660      $        -
                                                      ---------------------------------------------------------------
   End of year                                        $ 166,464,913      $367,318,262     $ 5,985,697      $5,623,660
                                                      ===============================================================
Undistributed (distribution in excess of)
   net investment income included in net assets       $       5,837      $          -     $         -      $      854
                                                      ===============================================================
OTHER INFORMATION:
Class Z Capital Share transactions:
   Shares sold                                            2,778,937         3,337,309         345,858         629,326
   Shares issued in reinvestment of distributions           780,262         6,407,545           9,415          12,732
                                                      ---------------------------------------------------------------
                                                          3,559,199         9,744,854         355,273         642,058
   Shares redeemed                                      (12,214,832)       (9,354,812)        (72,967)         (7,078)
                                                      ---------------------------------------------------------------
   Net increase (decrease) in shares outstanding         (8,655,633)          390,042         282,306         634,980
                                                      ===============================================================

-------------------------------------------------------
(1) Fund commenced investment operations on May 1, 2007.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
110

================================================================================

--------------------------------------------------------------------------------

   SMALL CAP GROWTH FUND                  GLOBAL SECURITIES FUND                  INTERNATIONAL STOCK FUND
===========================           ==============================           ==============================
     2008          2007(1)                 2008             2007                     2008            2007
=============================================================================================================
$    (8,859)     $    7,059           $  1,479,885      $  1,226,453           $  3,063,387      $  2,779,371
 (2,289,210)          4,122               (244,126)       17,804,102            (13,589,243)       21,911,188

   (826,558)          4,311            (21,001,971)      (15,689,251)           (48,756,010)       (4,910,846)
-------------------------------------------------------------------------------------------------------------

 (3,124,627)         15,492            (19,766,212)        3,341,304            (59,281,866)       19,779,713
-------------------------------------------------------------------------------------------------------------

       (559)         (6,500)            (2,174,907)       (1,145,322)            (2,364,650)       (3,443,415)
       (788)        (41,100)              (667,981)      (17,308,430)            (6,216,528)      (18,191,445)
-------------------------------------------------------------------------------------------------------------
     (1,347)        (47,600)            (2,842,888)      (18,453,752)            (8,581,178)      (21,634,860)

  1,984,927       6,065,122              1,729,364         5,117,282              5,064,766        22,698,217

      1,347          47,600              2,842,888        18,453,752              8,581,178        21,634,860
-------------------------------------------------------------------------------------------------------------
  1,986,274       6,112,722              4,572,252        23,571,034             13,645,944        44,333,077
   (850,945)        (46,718)            (8,661,497)       (9,644,780)           (37,165,993)      (44,030,376)
-------------------------------------------------------------------------------------------------------------

  1,135,329       6,066,004             (4,089,245)       13,926,254            (23,520,049)          302,701
-------------------------------------------------------------------------------------------------------------
 (1,990,645)      6,033,896            (26,698,345)       (1,186,194)           (91,383,093)       (1,552,446)
-------------------------------------------------------------------------------------------------------------

$ 6,033,896      $        -           $ 56,034,069      $ 57,220,263           $164,151,307      $165,703,753
-------------------------------------------------------------------------------------------------------------
$ 4,043,251      $6,033,896           $ 29,335,724      $ 56,034,069           $ 72,768,214      $164,151,307
=============================================================================================================

$         -      $      559           $     48,913      $     82,523           $    (62,466)     $   (609,555)
=============================================================================================================

    237,028         606,417                216,936           341,627                495,769         1,554,388
        145           4,750                440,417         1,762,108                846,956         1,595,705
-------------------------------------------------------------------------------------------------------------
    237,173         611,167                657,353         2,103,735              1,342,725         3,150,093
   (125,383)         (4,574)            (1,056,000)         (645,065)            (4,010,459)       (2,921,343)
-------------------------------------------------------------------------------------------------------------
    111,790         606,593               (398,647)        1,458,670             (2,667,734)          228,750
=============================================================================================================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       TARGET RETIREMENT 2020 FUND          TARGET RETIREMENT 2030 FUND
                                                      =============================        =============================
FOR THE YEAR ENDED DECEMBER 31,                         2008               2007(1)            2008             2007(1)
========================================================================================================================
OPERATIONS:
   Net investment income                              $   176,516        $   22,279        $   138,548        $   10,338
   Net realized gain (loss) on investments             (1,718,359)           64,758         (1,334,542)           52,208
   Net change in unrealized depreciation
      on investments                                   (1,774,347)         (118,264)        (2,227,775)          (90,557)
                                                      ------------------------------------------------------------------
      Decrease in net assets from operations           (3,316,190)          (31,227)        (3,423,769)          (28,011)
                                                      ------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                 (211,428)          (45,500)          (139,545)          (31,900)
   Realized gains on investments                          (35,204)                -            (25,438)                -
                                                      ------------------------------------------------------------------
      Change in net assets from distributions            (246,632)          (45,500)          (164,983)          (31,900)
 CLASS Z SHARE TRANSACTIONS:
   Proceeds from sale of shares                        11,494,999         2,607,664         10,553,873         1,554,233
   Net asset value of shares issued in
      reinvestment of distributions                       246,632            45,500            164,983            31,900
                                                      ------------------------------------------------------------------
                                                       11,741,631         2,653,164         10,718,856         1,586,133
   Cost of shares repurchased                          (1,984,280)          (52,445)          (641,296)           (4,744)
                                                      ------------------------------------------------------------------
      Net increase in net assets from
         capital share transactions                     9,757,351         2,600,719         10,077,560         1,581,389
                                                      ------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                            6,194,529         2,523,992          6,488,808         1,521,478
                                                      ------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                  $ 2,523,992        $        -        $ 1,521,478        $        -
                                                      ------------------------------------------------------------------
   End of year                                        $ 8,718,521        $2,523,992        $ 8,010,286        $1,521,478
                                                      ==================================================================
Undistributed (distribution in excess of)
   net investment income included in net assets       $    11,421        $   12,789        $    33,992        $    5,591
                                                      ==================================================================
OTHER INFORMATION:
Class Z Capital Share transactions:
   Shares sold                                          1,407,757           262,957          1,287,487           156,630
   Shares issued in reinvestment of distributions          38,543             4,697             26,965             3,329
                                                      ------------------------------------------------------------------
                                                        1,446,300           267,654          1,314,452           159,959
   Shares redeemed                                       (265,109)           (5,491)           (81,180)             (499)
                                                      ------------------------------------------------------------------
   Net increase in shares outstanding                   1,181,191           262,163          1,233,272           159,460
                                                      ==================================================================

-------------------------------------------------------
(1) Fund commenced investment operations on October 1, 2007.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
112

================================================================================

--------------------------------------------------------------------------------

 TARGET RETIREMENT 2040 FUND
=============================
    2008            2007(1)
=============================
$    86,355         $   7,786
 (1,413,390)           49,483

 (1,630,888)          (92,057)
-----------------------------
 (2,957,923)          (34,788)
-----------------------------

    (80,259)          (28,400)
    (24,465)                -
-----------------------------
   (104,724)          (28,400)

  8,734,729         1,240,553

    104,724            28,400
-----------------------------
  8,839,453         1,268,953
   (584,507)          (12,820)
-----------------------------

  8,254,946         1,256,133
-----------------------------
  5,192,299         1,192,945
-----------------------------

$ 1,192,945        $        -
-----------------------------
$ 6,385,244        $1,192,945
=============================

$    31,910        $    5,485
=============================

  1,117,010           124,175
     17,272             2,980
-----------------------------
  1,134,282           127,155
    (84,076)           (1,353)
-----------------------------
  1,050,206           125,802
=============================

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                 CONSERVATIVE ALLOCATION FUND
                                                                      ===================================================
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                                      -------------------------------        INCEPTION
                                                                        2008                  2007         to 12/31/06(1)
=========================================================================================================================
NET ASSET VALUE at beginning of period                                $  10.77               $  10.60             $ 10.00
                                                                      ---------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                                            0.35                   0.45                0.23
      Net realized and unrealized gain (loss) on investments             (2.27)                 (0.03)               0.51
                                                                      ---------------------------------------------------
         Total from investment operations                                (1.92)                  0.42                0.74
                                                                      ---------------------------------------------------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                           (0.27)                 (0.23)              (0.14)
      Distributions from capital gains                                   (0.10)                 (0.02)                  -
                                                                      ---------------------------------------------------
         Total distributions                                             (0.37)                 (0.25)              (0.14)
                                                                      ---------------------------------------------------
Net increase (decrease) in net asset value                               (2.29)                  0.17                0.60
                                                                      ---------------------------------------------------
NET ASSET VALUE at end of period                                      $   8.48               $  10.77             $ 10.60
                                                                      ===================================================
TOTAL RETURN(3)                                                         (17.89)%                 3.92%               7.34%(5)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                                $116,678               $ 66,747             $ 9,113
Ratio of expenses to average net assets
   Before management fee reduction                                        0.31%                  0.31%               0.34%(6)
   After management fee reduction                                         0.28%                  0.21%               0.24%(6)
Ratio of net investment income to average net assets                      3.53%                  4.12%               4.25%(6)
Portfolio Turnover                                                          71%                    28%                 24%(5)

                                                                                      MODERATE ALLOCATION FUND
                                                                      ===================================================
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                                      -------------------------------        INCEPTION
                                                                        2008                  2007         to 12/31/06(1)
=========================================================================================================================
NET ASSET VALUE at beginning of period                                $  11.21               $  10.86             $ 10.00
                                                                      ---------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                                            0.21                   0.28                0.20
      Net realized and unrealized gain (loss) on investments             (3.55)                  0.32                0.79
                                                                      ---------------------------------------------------
         Total from investment operations                                (3.34)                  0.60                0.99
                                                                      ---------------------------------------------------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                           (0.17)                 (0.19)              (0.13)
      Distributions from capital gains                                   (0.19)                 (0.06)              (0.00)(4)
                                                                      ---------------------------------------------------
         Total distributions                                             (0.36)                 (0.25)              (0.13)
                                                                      ---------------------------------------------------
Net increase (decrease) in net asset value                               (3.70)                  0.35                0.86
                                                                      ---------------------------------------------------
NET ASSET VALUE at end of period                                      $   7.51               $  11.21             $ 10.86
                                                                      ===================================================
TOTAL RETURN(3)                                                         (30.23)%                 5.56%               9.87%(5)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                                $243,761               $218,281             $36,994
Ratio of expenses to average net assets
   Before management fee reduction                                        0.31%                  0.31%               0.34%(6)
   After management fee reduction                                         0.28%                  0.21%               0.24%(6)
Ratio of net investment income to average net assets                      2.20%                  2.45%               3.74%(6)
Portfolio Turnover                                                          69%                    29%                 23%(5)

-------------------------------------------------------
(1) Commenced investment operations June 30, 2006.
(2) Based on average shares outstanding during the year.
(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(4) Amount represents less than $0.005 per share.
(5) Not annualized.
(6) Annualized.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
114

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 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                     AGGRESSIVE ALLOCATION FUND
                                                                      ==========================================================
                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                                      ----------------------------------            INCEPTION
                                                                         2008                      2007           to 12/31/06(1)
================================================================================================================================
NET ASSET VALUE at beginning of period                                  $ 11.61                 $ 11.10                 $ 10.00
                                                                        --------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                                             0.09                    0.09                    0.15
      Net realized and unrealized gain (loss) on investments              (4.74)                   0.77                    1.10
                                                                        --------------------------------------------------------
         Total from investment operations                                 (4.65)                   0.86                    1.25
                                                                        --------------------------------------------------------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                            (0.06)                  (0.14)                  (0.15)
      Distributions from capital gains                                    (0.33)                  (0.21)                      -
                                                                        --------------------------------------------------------
         Total distributions                                              (0.39)                  (0.35)                  (0.15)
                                                                        --------------------------------------------------------
Net increase (decrease) in net asset value                                (5.04)                   0.51                    1.10
                                                                        --------------------------------------------------------
NET ASSET VALUE at end of period                                        $  6.57                 $ 11.61                 $ 11.10
                                                                        ========================================================
TOTAL RETURN(3)                                                          (41.09)%                  7.69%                  12.49%(5)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                                  $69,616                 $68,120                 $21,547
Ratio of expenses to average net assets
   Before management fee reduction                                         0.31%                   0.31%                   0.33%(6)
   After management fee reduction                                          0.28%                   0.21%                   0.23%(6)
Ratio of net investment income to average net assets                       0.94%                   0.79%                   2.71%(6)
Portfolio Turnover                                                           67%                     46%                     21%(5)

                                                                                         MONEY MARKET FUND
                                                                  ==============================================================
                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------------------------------
                                                                    2008           2007           2006         2005       2004
================================================================================================================================
NET ASSET VALUE at beginning of period                            $   1.00      $    1.00      $   1.00      $  1.00    $   1.00
                                                                  --------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                                        0.02           0.05          0.04         0.03        0.01
      Net realized and unrealized gain on investments                 0.00(4)        0.00(4)       0.00(4)         -        0.00(4)
                                                                  --------------------------------------------------------------
         Total from investment operations                             0.02           0.05          0.04         0.03        0.01
                                                                  --------------------------------------------------------------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                       (0.02)         (0.05)        (0.04)       (0.03)      (0.01)
                                                                  --------------------------------------------------------------
Net increase (decrease) in net asset value                               -              -             -            -           -
                                                                  --------------------------------------------------------------
NET ASSET VALUE at end of period                                  $   1.00       $   1.00      $   1.00      $  1.00    $   1.00
                                                                  ==============================================================
TOTAL RETURN(3)                                                       1.75%          4.71%         4.54%        2.78%       0.92%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                            $159,349       $111,333      $100,462      $94,637    $129,004
Ratio of expenses to average net assets                               0.47%          0.46%         0.46%        0.46%       0.45%
Ratio of net investment income to average net assets                  1.67%          4.58%         4.42%        2.73%       0.90%

-------------------------------------------------------
(1) Commenced investment operations June 30, 2006.
(2) Based on average shares outstanding during the year.
(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(4) Amount represents less than $0.005 per share.
(5) Not annualized.
(6) Annualized.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                                                                                               BOND FUND
                                                                 ================================================================
                                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                    2008        2007           2006         2005          2004
=================================================================================================================================
NET ASSET VALUE at beginning of period                           $  10.19     $  10.11       $  10.17     $  10.34       $  10.43
                                                                 ----------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(1)                                       0.50         0.49           0.47         0.42           0.42
      Net realized and unrealized gain (loss) on investments        (0.21)        0.02          (0.06)       (0.16)         (0.07)
                                                                 ----------------------------------------------------------------
         Total from investment operations                            0.29         0.51           0.41         0.26           0.35
                                                                 ----------------------------------------------------------------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                      (0.54)       (0.43)         (0.47)       (0.43)         (0.44)
                                                                 ----------------------------------------------------------------
Net increase (decrease) in net asset value                          (0.25)        0.08          (0.06)       (0.17)         (0.09)
                                                                 ----------------------------------------------------------------
NET ASSET VALUE at end of period                                 $   9.94     $  10.19       $  10.11     $  10.17       $  10.34
                                                                 ================================================================
TOTAL RETURN(2)                                                      2.86%        5.05%          4.01%        2.51%          3.36%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $572,562     $646,233       $659,273     $623,976       $574,156
Ratio of expenses to average net assets                              0.56%        0.56%          0.56%        0.56%          0.55%
Ratio of net investment income to average net assets                 4.84%        4.81%          4.54%        4.06%          4.02%
Portfolio Turnover                                                     12%          29%            27%          51%            67%

                                                                                            HIGH INCOME FUND
                                                                 ================================================================
                                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                      2008       2007           2006       2005          2004
=================================================================================================================================
NET ASSET VALUE at beginning of period                           $   9.54     $  10.16        $  10.01    $  10.40       $  10.16
                                                                 ----------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(1)                                       0.67         0.76            0.74        0.68           0.74
      Net realized and unrealized gain (loss) on investments        (2.07)       (0.53)           0.16       (0.42)          0.16
                                                                 ----------------------------------------------------------------
         Total from investment operations                           (1.40)        0.23            0.90        0.26           0.90
                                                                 ----------------------------------------------------------------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                      (0.80)       (0.85)          (0.74)      (0.65)         (0.66)
      Distributions from capital gains                                  -        (0.00)(3)       (0.01)          -              -
                                                                 ----------------------------------------------------------------
         Total distributions                                        (0.80)       (0.85)          (0.75)      (0.65)         (0.66)
                                                                 ----------------------------------------------------------------
Net increase (decrease) in net asset value                          (2.20)       (0.62)           0.15       (0.39)          0.24
                                                                 ----------------------------------------------------------------
NET ASSET VALUE at end of period                                 $   7.34     $   9.54        $  10.16    $  10.01       $  10.40
                                                                 ================================================================
TOTAL RETURN(2)                                                    (14.74)%       2.29%           9.03%       2.51%         8.92%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $ 90,728     $135,045        $153,528    $134,032       $118,318
Ratio of expenses to average net assets                              0.76%        0.76%           0.77%       0.76%          0.76%
Ratio of net investment income to average net assets                 7.42%        7.27%           7.12%       6.47%          7.08%
Portfolio Turnover                                                     45%          73%             64%         86%(4)         58%

-------------------------------------------------------
(1) Based on average shares outstanding during the year.
(2) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(3) Amount represents less than $0.005 per share.
(4) Subadviser change February 28, 2005.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
116

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                       DIVERSIFIED INCOME FUND
                                                               ====================================================================
                                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------------
                                                                 2008          2007           2006             2005          2004
===================================================================================================================================
NET ASSET VALUE at beginning of period                         $  17.62       $  18.46      $  19.40         $  19.11      $  18.04
                                                               --------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(1)                                     0.72           0.79          0.49             0.42          0.43
      Net realized and unrealized gain (loss) on investments      (3.05)         (0.32)         1.45             0.32          1.08
                                                               --------------------------------------------------------------------
         Total from investment operations                         (2.33)          0.47          1.94             0.74          1.51
                                                               --------------------------------------------------------------------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                    (0.81)         (0.80)        (0.55)           (0.45)        (0.44)
      Distributions from capital gains                            (0.02)         (0.51)        (2.33)               -             -
                                                               --------------------------------------------------------------------
         Total distributions                                      (0.83)         (1.31)        (2.88)           (0.45)        (0.44)
                                                               --------------------------------------------------------------------
Net increase (decrease) in net asset value                        (3.16)         (0.84)        (0.94)            0.29          1.07
                                                               --------------------------------------------------------------------
NET ASSET VALUE at end of period                               $  14.46       $  17.62      $  18.46         $  19.40      $  19.11
                                                               ====================================================================

TOTAL RETURN(2)                                                  (13.25)%         2.51%         9.98%(3)         3.89%         8.34%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                         $438,047       $637,606      $735,881         $785,301      $785,856
Ratio of expenses to average net assets                            0.71%          0.71%         0.71%            0.71%         0.70%
Ratio of net investment income to average net assets               4.37%          4.21%         2.52%            2.18%         2.34%
Portfolio Turnover                                                   14%            41%           62%              52%           38%

                                                                                         LARGE CAP VALUE FUND
                                                               ====================================================================
                                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------------
                                                                  2008         2007         2006              2005          2004
===================================================================================================================================
NET ASSET VALUE at beginning of period                         $  31.49     $    35.14    $    31.62       $    30.47    $    27.52
                                                               --------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(1)                                     0.65           0.68          0.65             0.54          0.46
      Net realized and unrealized gain (loss) on investments     (11.99)         (0.45)         5.87             1.16          2.95
                                                               --------------------------------------------------------------------
         Total from investment operations                        (11.34)          0.23          6.52             1.70          3.41
                                                               --------------------------------------------------------------------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                    (0.71)         (0.71)        (0.67)           (0.55)        (0.46)
      Distributions from capital gains                            (0.02)         (3.17)        (2.33)               -             -
                                                               --------------------------------------------------------------------
         Total distributions                                      (0.73)         (3.88)        (3.00)           (0.55)        (0.46)
                                                               --------------------------------------------------------------------
Net increase (decrease) in net asset value                       (12.07)         (3.65)         3.52             1.15          2.95
                                                               --------------------------------------------------------------------
NET ASSET VALUE at end of period                               $  19.42     $    31.49    $    35.14       $    31.62    $    30.47
                                                               ====================================================================
TOTAL RETURN(2)                                                  (35.99)%         0.60%        20.55%            5.58%        12.43%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                         $609,444     $1,229,433    $1,390,778       $1,239,868    $1,205,082
Ratio of expenses to average net assets                            0.61%          0.61%         0.61%            0.61%         0.60%
Ratio of net investment income to average net assets               2.42%          1.87%         1.91%            1.74%         1.67%
Portfolio Turnover                                                   38%            45%           35%              28%           15%

-------------------------------------------------------
(1) Based on average shares outstanding during the year.
(2) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(3) In 2006, 0.01% of the Fund's total return consisted of a voluntary reimbursement by the Adviser for a realized investment loss. Excluding this reimbursement, the total return would have been 9.97%.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                         LARGE CAP GROWTH FUND
                                                                 =================================================================
                                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------------
                                                                   2008            2007         2006           2005         2004
==================================================================================================================================
NET ASSET VALUE at beginning of period                           $  23.36         $ 21.47     $  19.97      $  19.68      $  18.19
                                                                 -----------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(1)                                       0.12           0.08          0.07          0.17          0.15
      Net realized and unrealized gain (loss) on investments        (8.80)          2.59          1.51          0.30          1.48
                                                                 -----------------------------------------------------------------
         Total from investment operations                           (8.68)          2.67          1.58          0.47          1.63
                                                                 -----------------------------------------------------------------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                      (0.14)         (0.09)        (0.08)        (0.18)        (0.14)
      Distributions from capital gains                              (0.04)         (0.69)            -             -             -
                                                                 -----------------------------------------------------------------
         Total distributions                                        (0.18)         (0.78)        (0.08)        (0.18)        (0.14)
                                                                 -----------------------------------------------------------------
Net increase (decrease) in net asset value                          (8.86)          1.89          1.50          0.29          1.49
                                                                 -----------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  14.50       $  23.36      $  21.47      $  19.97      $  19.68
                                                                 =================================================================
TOTAL RETURN(2)                                                    (37.20)%        12.36%         7.88%         2.42%         8.94%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $352,473       $665,240      $669,761      $688,812      $693,762
Ratio of expenses to average net assets                              0.82%          0.81%         0.81%         0.81%         0.80%
Ratio of net investment income to average net assets                 0.62%          0.34%         0.35%         0.86%         0.82%
Portfolio Turnover                                                    123%            76%           87%           73%           26%

                                                                                          MID CAP VALUE FUND
                                                                 =================================================================
                                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------------
                                                                   2008           2007          2006          2005          2004
==================================================================================================================================
NET ASSET VALUE at beginning of period                           $  15.34       $  17.54      $  17.30      $  16.58      $  14.66
                                                                 -----------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(1)                                       0.21           0.21          0.20          0.11          0.18
      Net realized and unrealized gain (loss) on investments        (5.80)         (0.15)         2.74          1.61          2.14
                                                                 -----------------------------------------------------------------
         Total from investment operations                           (5.59)          0.06          2.94          1.72          2.32
                                                                 -----------------------------------------------------------------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                      (0.22)         (0.18)        (0.20)        (0.11)        (0.15)
      Distributions from capital gains                              (0.02)         (2.08)        (2.50)        (0.89)        (0.25)
                                                                 -----------------------------------------------------------------
         Total distributions                                        (0.24)         (2.26)        (2.70)        (1.00)        (0.40)
                                                                 -----------------------------------------------------------------
Net increase (decrease) in net asset value                          (5.83)         (2.20)         0.24          0.72          1.92
                                                                 -----------------------------------------------------------------
NET ASSET VALUE at end of period                                 $   9.51       $  15.34      $  17.54      $  17.30      $  16.58
                                                                 =================================================================
TOTAL RETURN(2)                                                    (36.45)%         0.25%        16.96%        10.32%        15.86%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $157,949       $317,338      $343,213      $275,279      $218,060
Ratio of expenses to average net assets                              1.02%          1.01%         1.01%         1.01%         1.00%
Ratio of net investment income to average net assets                 1.56%          1.16%         1.12%         0.62%         1.20%
Portfolio Turnover                                                     81%            68%           95%           29%           25%

-------------------------------------------------------
(1) Based on average shares outstanding during the year.
(2) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
118

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                     MID CAP GROWTH FUND
                                                                 ===========================================================
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------
                                                                    2008          2007         2006       2005        2004
============================================================================================================================
NET ASSET VALUE at beginning of period                           $   5.75       $   5.89    $   6.74    $   6.80    $   6.20
                                                                 -----------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                                       0.00(4)       (0.03)      (0.02)      (0.01)       0.00(4)
      Net realized and unrealized gain (loss) on investments        (2.68)          0.53        0.78        0.59        0.81
                                                                 -----------------------------------------------------------
         Total from investment operations                           (2.68)          0.50        0.76        0.58        0.81
                                                                 -----------------------------------------------------------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                      (0.00)(4)          -           -           -       (0.00)(4)
      Distributions from capital gains                              (0.06)         (0.64)      (1.61)      (0.64)      (0.21)
                                                                 -----------------------------------------------------------
         Total distributions                                        (0.06)         (0.64)      (1.61)      (0.64)      (0.21)
                                                                 -----------------------------------------------------------
Net increase (decrease) in net asset value                          (2.74)         (0.14)      (0.85)      (0.06)       0.60
                                                                 -----------------------------------------------------------
NET ASSET VALUE at end of period                                 $   3.01       $   5.75    $   5.89    $   6.74    $   6.80
                                                                 ===========================================================
TOTAL RETURN(3)                                                    (46.89)%         8.44%      11.38%       8.75%      13.41%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $166,465       $367,318    $374,044    $373,921    $336,673
Ratio of expenses to average net assets                              0.87%          0.86%       0.86%       0.86%       0.85%
Ratio of net investment income to average net assets                 0.09%         (0.41)%     (0.22)%     (0.13)%      0.04%
Portfolio Turnover                                                    108%           104%        204%         88%         77%

                                                                     SMALL CAP VALUE FUND
                                                                 =============================
                                                                   FOR THE
                                                                 YEAR ENDED       INCEPTION
                                                                    2008        to 12/31/07(1)
==============================================================================================
NET ASSET VALUE at beginning of period                           $   8.86       $  10.00
                                                                 -----------------------------
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)                                          0.08           0.09
   Net realized and loss on investments                             (2.34)         (1.05)
                                                                 -----------------------------
    Total from investment operations                                (2.26)         (0.96)
                                                                 -----------------------------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                      (0.07)         (0.08)
      Distributions from capital gains                              (0.00)(4)      (0.10)
                                                                 -----------------------------
         Total distributions                                        (0.07)         (0.18)
                                                                 -----------------------------
Net decrease in net asset value                                     (2.33)         (1.14)
                                                                 -----------------------------
NET ASSET VALUE at end of period                                 $   6.53       $   8.86
                                                                 =============================
TOTAL RETURN(3)                                                    (25.54)%        (9.62)%(5)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $  5,986       $  5,624
Ratio of expenses to average net assets                              1.12%          1.04%(6)
Ratio of net investment income to average net assets                 1.03%          1.45%(6)
Portfolio Turnover                                                     28%            13%(5)

-------------------------------------------------------
(1) Commenced investment operations May 1, 2007.
(2) Based on average shares outstanding during the year.
(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(4) Amount represents less than $0.005 per share.
(5) Not annualized.
(6) Annualized.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                   SMALL CAP GROWTH FUND
                                                                =============================
                                                                  FOR THE
                                                                 YEAR ENDED      INCEPTION
                                                                    2008       to 12/31/07(1)
=============================================================================================
NET ASSET VALUE at beginning of period                           $  9.95       $ 10.00
                                                                 --------------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                                     (0.01)         0.01
      Net realized and unrealized gain (loss) on investments       (4.31)         0.02
                                                                 --------------------------
         Total from investment operations                          (4.32)         0.03
                                                                 --------------------------
LESS DISTRIBUTIONS:
   Distributions from net investment income                        (0.00)(4)     (0.01)
   Distributions from capital gains                                (0.00)(4)     (0.07)
                                                                 --------------------------
      Total distributions                                          (0.00)        (0.08)
                                                                 --------------------------
Net decrease in net asset value                                    (4.32)        (0.05)
                                                                 --------------------------
NET ASSET VALUE at end of period                                 $  5.63       $  9.95
                                                                 --------------------------
TOTAL RETURN(3)                                                   (43.41)%        0.26%(5)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $ 4,043       $ 6,034
Ratio of expenses to average net assets                             1.12%         1.03%(6)
Ratio of net investment income to average net assets               (0.16)%        0.19%(6)
Portfolio Turnover                                                   109%           75%(5)

                                                                                     GLOBAL SECURITIES FUND
                                                                 ===============================================================
                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                 ---------------------------------------------------------------
                                                                   2008         2007            2006         2005         2004
================================================================================================================================
NET ASSET VALUE at beginning of period                           $ 10.30       $ 14.36         $ 12.87      $ 11.49      $  9.72
                                                                 ---------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                                      0.29          0.31            0.14         0.09         0.06
      Net realized and unrealized gain (loss) on investments       (4.18)         0.57            2.07         1.52         1.73
                                                                 ---------------------------------------------------------------
         Total from investment operations                          (3.89)         0.88            2.21         1.61         1.79
                                                                 ---------------------------------------------------------------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                     (0.46)        (0.31)          (0.16)       (0.09)       (0.02)
      Distributions from capital gains                             (0.13)        (4.63)          (0.56)       (0.14)           -
                                                                 ---------------------------------------------------------------
         Total distributions                                       (0.59)        (4.94)          (0.72)       (0.23)       (0.02)
                                                                 ---------------------------------------------------------------
Net increase (decrease) in net asset value                         (4.48)        (4.06)           1.49         1.38         1.77
                                                                 ---------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  5.82       $ 10.30         $ 14.36      $ 12.87      $ 11.49
                                                                 ===============================================================
TOTAL RETURN(3)                                                   (38.14)%        5.77%          17.38%       13.97%       18.42%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $29,336       $56,034         $57,220      $42,450      $29,979
Ratio of expenses to average net assets                             0.97%         0.96%           0.97%        0.97%        0.96%
Ratio of net investment income to average net assets                3.50%         2.06%           1.01%        0.80%        0.60%
Portfolio Turnover                                                    15%          112%(7)          21%          27%          18%

-------------------------------------------------------
(1) Commenced investment operations May 1, 2007.
(2) Based on average shares outstanding during the year.
(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(4) Amount represents less than $0.005 per share.
(5) Not annualized.
(6) Annualized.
(7) Subadviser change May 1, 2007.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
120

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                                                     INTERNATIONAL STOCK FUND
                                                                 ===============================================================
                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                 ---------------------------------------------------------------
                                                                     2008         2007          2006         2005        2004
================================================================================================================================
NET ASSET VALUE at beginning of period                           $ 13.40       $  13.78      $  12.38      $  11.36      $  9.54
                                                                 ---------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                                      0.26           0.23          0.19          0.17         0.12
      Net realized and unrealized gain (loss) on investments       (5.27)          1.36          2.78          1.71         1.84
                                                                 ---------------------------------------------------------------
         Total from investment operations                          (5.01)          1.59          2.97          1.88         1.96
                                                                 ---------------------------------------------------------------
LESS DISTRIBUTIONS:
      Distributions from net investment income                     (0.26)         (0.32)        (0.20)        (0.15)       (0.14)
      Distributions from capital gains                             (0.54)         (1.65)        (1.37)        (0.71)           -
                                                                 ---------------------------------------------------------------
         Total distributions                                       (0.80)         (1.97)        (1.57)        (0.86)       (0.14)
                                                                 ---------------------------------------------------------------
Net increase (decrease) in net asset value                         (5.81)         (0.38)         1.40          1.02         1.82
                                                                 ---------------------------------------------------------------
NET ASSET VALUE at end of period                                 $  7.59       $  13.40      $  13.78      $  12.38      $ 11.36
                                                                 ===============================================================
TOTAL RETURN(3)                                                   (38.62)%        11.42%        24.19%        16.53%       20.48%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $72,768       $164,151      $165,704      $108,482      $78,477
Ratio of expenses to average net assets                             1.22%          1.21%         1.22%         1.21%        1.21%
Ratio of net investment income to average net assets                2.45%          1.60%         1.48%         1.47%        1.16%
Portfolio Turnover                                                    43%            62%           62%           52%          46%

                                                                 TARGET RETIREMENT 2020 FUND
                                                                =============================
                                                                 FOR THE
                                                                YEAR ENDED       INCEPTION
                                                                   2008        to 12/31/07(1)
=============================================================================================
NET ASSET VALUE at beginning of period                           $  9.63       $10.00
                                                                ---------------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                                      0.22         0.13
      Net realized and unrealized loss on investments              (3.60)       (0.32)
                                                                ---------------------------
         Total from investment operations                          (3.38)       (0.19)
                                                                ---------------------------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                     (0.16)       (0.18)
      Distributions from capital gains                             (0.05)           -
                                                                ---------------------------
         Total distributions                                       (0.21)       (0.18)
                                                                ---------------------------
Net decrease in net asset value                                    (3.59)       (0.37)
                                                                ---------------------------
NET ASSET VALUE at end of period                                 $  6.04       $ 9.63
                                                                ===========================
TOTAL RETURN(3)                                                   (35.31)%      (1.94)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                           $ 8,719       $2,524
Ratio of expenses to average net assets                             0.40%        0.43%(5)
Ratio of net investment income to average net assets                2.80%        5.17%(5)
Portfolio Turnover                                                    74%           3%(4)

-------------------------------------------------------
(1) Commenced investment operations October 1, 2007.
(2) Based on average shares outstanding during the year.
(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(4) Not annualized.
(5) Annualized.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

================================================================================
 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
--------------------------------------------------------------------------------

                                                        TARGET RETIREMENT 2030 FUND
                                                       ==============================
                                                         FOR THE
                                                        YEAR ENDED       INCEPTION
                                                           2008        to 12/31/07(1)
=====================================================================================
NET ASSET VALUE at beginning of period                    $  9.54       $10.00
                                                          --------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                               0.18         0.09
      Net realized and unrealized loss on investments       (3.82)       (0.34)
                                                          --------------------
         Total from investment operations                   (3.64)       (0.25)
                                                          --------------------
   LESS DISTRIBUTIONS:
      Distributions from net investment income              (0.11)       (0.21)
      Distributions from capital gains                      (0.04)           -
                                                          --------------------
         Total distributions                                (0.15)       (0.21)
                                                          --------------------
Net decrease in net asset value                             (3.79)       (0.46)
                                                          --------------------
NET ASSET VALUE at end of period                          $  5.75       $ 9.54
                                                          ====================
TOTAL RETURN(3)                                            (38.35)%      (2.51)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                    $ 8,010       $1,521
Ratio of expenses to average net assets                      0.40%        0.44%(5)
Ratio of net investment income to average net assets         2.38%        3.53%(5)
Portfolio Turnover                                             52%           1%(4)

                                                        TARGET RETIREMENT 2040 FUND
                                                       ==============================
                                                          FOR THE
                                                         YEAR ENDED      INCEPTION
                                                            2008       to 12/31/07(1)
=====================================================================================
NET ASSET VALUE at beginning of period                    $  9.48       $10.00
                                                          --------------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                               0.14         0.07
      Net realized and unrealized loss
         on investments                                     (4.06)       (0.36)
                                                          --------------------
         Total from investment operations                   (3.92)       (0.29)
                                                          --------------------
   LESS DISTRIBUTIONS:
      Distributions from net investment income              (0.08)       (0.23)
      Distributions from capital gains                      (0.05)           -
                                                          --------------------
         Total distributions                                (0.13)       (0.23)
                                                          --------------------
Net decrease in net asset value                             (4.05)       (0.52)
                                                          --------------------
NET ASSET VALUE at end of period                          $  5.43       $ 9.48
                                                          ====================
TOTAL RETURN(3)                                            (41.65)%      (2.86)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                    $ 6,385       $1,193
Ratio of expenses to average net assets                      0.40%        0.44%(5)
Ratio of net investment income to average net assets         1.99%        2.76(5)
Portfolio Turnover                                             62%           1%(4)

-------------------------------------------------------
(1) Commenced investment operations October 1, 2007.
(2) Based on average shares outstanding during the year.
(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(4) Not annualized.
(5) Annualized.

                 See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
122

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 1. DESCRIPTION OF THE FUND

 The Ultra Series Fund (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Trust is a series fund with 18 investment portfolios (the "funds"), each with different investment objectives and policies. The funds currently available are the Money Market Fund, Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, Global Securities Fund, and International Stock Fund (collectively, the "Core Funds"), the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the "Target Allocation Funds"), and the Target Retirement 2020 Fund, Target Retirement 2030 Fund, and Target Retirement 2040 Fund (collectively, the "Target Date Funds"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. As of the date of this report, the trustees have authorized the issuance of one class of shares of the funds designated as Class
 Z. Class Z shares are offered to separate accounts (the "Accounts") of CUNA Mutual Insurance Society and to qualified pension and retirement plans of CUNA Mutual Insurance Society or its affiliates ("CUNA Mutual Group"). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

 In December 2008, the Trust's Board of Trustees approved a reclassification of Class Z shares as Class I shares, effective as of May 1, 2009, and the addition of a class of shares, Class II shares. Class II shares are not currently offered for sale.

 The Trust has entered into a Management Agreement with MEMBERS Capital Advisors, Inc. (the "Investment Adviser" or "MCA"). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers ("Subadvisers") for the management of the investments of the High Income, Mid Cap Growth, Small Cap Value, Small Cap Growth, Global Securities, and International Stock Funds and a portion of the Mid Cap Value Fund.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

 PORTFOLIO VALUATION: Equity securities and exchange-traded funds ("ETFs") listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Investments in shares of open-ended mutual funds, including money market funds, are valued at their daily net asset value ("NAV") which is calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of each Target Allocation and each Target Date Fund consist primarily of shares of underlying funds, the NAV of each fund is determined based on the NAV's of the underlying funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis, which approximates market value.

 Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Exchange traded options are valued at the last sale or bid price on the exchange where such option contract is principally traded. futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust's Valuation Committee (the "Committee") shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight

--------------------------------------------------------------------------------

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 repurchase agreements are valued at cost, and term repurchase agreements (i.e, those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.

 The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values using the then-current exchange rate.

 All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser's opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or official closing prices. Because the Target Allocation and Target Date Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to "fair" value any of the investments of these funds. However, an underlying fund may need to "fair" value one or more of its investments, which may, in turn, require a Target Allocation or Target Date Fund to do the same because of delays in obtaining the underlying Fund's NAV.

 A fund's investments (or underlying fund) will be valued at fair value if in the judgment of the Committee an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time). Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

 SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

 FEDERAL INCOME TAXES: It is each fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

 In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an Interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. As required, the funds adopted FIN 48 effective June 29, 2007 for all open tax years and have determined that no material uncertain tax positions exist. As a result, the funds have not recorded any liabilities for material unrecognized tax benefits as of December 31, 2008. It is the funds' policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include 2004 through 2008.

 EXPENSES: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets.

 REPURCHASE AGREEMENTS: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. As of December 31, 2008, none of the funds had open repurchase agreements.

 The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked

--------------------------------------------------------------------------------
124

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 to market daily to ensure that the repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience one of the following: delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

 FOREIGN CURRENCY TRANSACTIONS: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

 Each fund, except the Money Market Fund, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. The Money Market Fund can only invest in U.S. dollar-denominated foreign money market securities.

 The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Each fund, except the Money Market Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds' net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. As of December 31, 2008, none of the funds had open forward foreign currency exchange contracts.

 If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or other liquid assets in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

 FUTURES CONTRACTS: Each fund, except the Money Market Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a fund enters into a futures contract, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the fund's commitment. The fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of December 31, 2008, none of the funds have open futures contracts.

 DELAYED DELIVERY SECURITIES: Each fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of December 31, 2008, none of the funds had entered into such transactions.

 RECLASSIFICATION ADJUSTMENTS: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds.

--------------------------------------------------------------------------------

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.

 To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at December 31, 2008 reclassifications were recorded as follows:

                                                     UNDISTRIBUTED NET           ACCUMULATED NET
FUND                         PAID-IN CAPITAL      INVESMENT INCOME (LOSS)      REALIZED GAIN (LOSS)
----                         ---------------      -----------------------      --------------------
Conservative Allocation        $         -               $ 256,255                  $ (256,255)
Moderate Allocation                      -                 164,277                    (164,277)
Money Market                             -                  19,466                     (19,466)
Bond                            (6,650,383)               (154,385)                  6,804,768
High Income                              -                 142,873                    (142,873)
Diversified Income                       -                (210,286)                    210,286
Large Cap Value                          -                (424,939)                    424,939
Large Cap Growth                         -                  (9,659)                      9,659
Mid Cap Value                            -                (598,712)                    598,712
Small Cap Value                        (63)                 (6,091)                      6,154
Small Cap Growth                    (9,240)                  8,859                         381
Global Securities                     (290)                661,412                    (661,122)
International Stock                      -                (151,648)                    151,648
Target Retirement 2020                   -                  33,544                     (33,544)
Target Retirement 2030                   -                  29,398                     (29,398)
Target Retirement 2040                   -                  20,329                     (20,329)

 FAIR VALUE MEASUREMENTS: Each fund adopted the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 has established a three-tier hierarchy to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

   o   Level 1 - quoted prices in active markets for identical investments

   o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

   o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

 The valuation techniques used by the funds to measure fair value for the year ended December 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation.

--------------------------------------------------------------------------------
126

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 The following is a summary of the inputs used as of December 31, 2008 in valuing the funds' investments carried at fair value:

                               ACTIVE MARKETS FOR       SIGNIFICANT OTHER          SIGNIFICANT
                             IDENTICAL INVESTMENTS      OBSERVABLE INPUTS      UNOBSERVABLE INPUTS        FAIR VALUE
FUND                               (LEVEL 1)                (LEVEL 2)               (LEVEL 3)           AT 12/31/2008
----                               ---------                ---------               ---------           -------------
Conservative Allocation           $116,706,263           $          -                  $-                $116,706,263
Moderate Allocation                243,819,524                      -                   -                 243,819,524
Aggressive Allocation               69,632,290                      -                   -                  69,632,290
Money Market                        10,812,776            148,034,385                   -                 158,847,161
Bond                               193,779,462            372,161,213                   -                 565,940,675
High Income                          6,436,887             82,322,680                   -                  88,759,567
Diversified Income                 228,877,430            206,257,148                   -                 435,134,578
Large Cap Value                    605,644,994                      -                   -                 605,644,994
Large Cap Growth                   349,541,534                      -                   -                 349,541,534
Mid Cap Value                      157,384,260                      -                   -                 157,384,260
Mid Cap Growth                     165,190,571                      -                   -                 165,190,571
Small Cap Value                      5,897,877                      -                   -                   5,897,877
Small Cap Growth                     4,042,452                      -                   -                   4,042,452
Global Securities                   11,968,832             17,296,359                   -(1)               29,265,191
International Stock                  7,080,153             65,675,659                   -(1)               72,755,812
Target Retirement 2020               8,721,241                      -                   -                   8,721,241
Target Retirement 2030               8,012,788                      -                   -                   8,012,788
Target Retirement 2040               6,387,154                      -                   -                   6,387,154

-------------------------------------------
(1) Includes securities valued at zero as of December 31, 2008.

 The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the year ended December 31, 2008:

                            FAIR VALUE          PURCHASES AT                                                          FAIR VALUE
                         BEGINNING BALANCE       COST/SALES       AMORTIZATION      REALIZED       UNREALIZED       ENDING BALANCE
FUND                         1/1/2008            (PROCEEDS)        DISC/(PREM)     GAIN/(LOSS)     GAIN/(LOSS)        12/31/2008
----                         --------            ----------        -----------     -----------     -----------        ----------
International Stock           $98,068                $-                $-              $-           $(98,068)             $-

 NEW ACCOUNTING PRONOUNCEMENTS: In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds' derivative and hedging activities. Management has evaluated FAS 161 and has determined that there is no impact on the Funds' financial statements as the Funds currently do not hold derivative financial instruments.

 3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

 For services under the Management Agreement, MCA is entitled to receive a management fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.45% for the Money Market Fund, 0.55% for the Bond Fund, 0.75% for the High Income Fund, 0.70% for the Diversified Income Fund, 0.60% for the Large Cap Value Fund, 0.80% for the Large Cap Growth Fund, 1.00% for the Mid Cap Value Fund, 0.85% for the Mid Cap Growth Fund, 1.10% for the Small Cap Value and Small Cap Growth Funds, 0.95% for the Global Securities Fund, 1.20% for the International Stock Fund, 0.30% for each of the Target Allocation Funds, and 0.40% for each of the Target Date Funds. MCA contractually agreed to reduce the management fee of the Target Allocation Funds from .30% to .20% until April 30, 2008. That contractual agreement was discontinued effective May 1, 2008.

 MCA is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the funds are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for a portion of the Mid Cap Value Fund, the entire Mid Cap Growth Fund and Small Cap Value Fund, Paradigm for the Small Cap Growth Fund, Mondrian Investment Partners Limited for the Global Securities Fund and Lazard Asset Management LLC for the International Stock Fund. MCA manages the other portion of the Mid Cap Value Fund, and the entire Bond Fund, Diversified Income Fund, Large Cap Growth Fund, Large Cap Value Fund, Money Market Fund, Target Allocation Funds and the Target Date Funds.

--------------------------------------------------------------------------------

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 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 In addition to the management fee, the Trust is responsible for fees of the disinterested trustees, brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, expenses for independent audits, tax, compliance and extraordinary expenses as approved by a majority of the disinterested trustees.

 Certain officers and trustees of the Trust are also officers of MCA. With the exception of the Chief Compliance Officer, the Trust does not compensate these officers or trustees. As part of the Trust's required compliance program, the Trust pays a portion of the Chief Compliance Officer's annual salary. Unaffiliated trustees receive from the Trust an annual retainer, which compensates them for each regular Board and Committee meeting attended, with additional remuneration paid to the Chair of the Board and the Chair of the Audit Committee. Unaffiliated trustees also receive a per meeting fee for each special meeting, if any, attended.

 All fund shares are distributed through CUNA Brokerage Services. Inc. ("CUNA Brokerage"), an affiliated company, pursuant to a distribution agreement between the Trust and CUNA Brokerage. CUNA Brokerage's principal place of business is located at 2000 Heritage Way, Waverly, IA 50677.

 The Trust has entered into participation agreements with CUNA Mutual Insurance Society setting forth the terms and conditions pursuant to which the Accounts and retirement plans purchase and redeem shares of the funds. Investments in the Trust by the Accounts are made through either variable annuity or variable life insurance contracts. Net purchase payments under the variable contracts are placed in one or more sub-accounts of the Accounts, and the assets of each sub-account are invested (without sales or redemption charges) in shares of the fund corresponding to that sub-account. Shares are purchased and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds.

 4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

 The Money Market Fund declares dividends from net investment income and net realized gains from investment transactions, if any, daily, which are reinvested in additional full and fractional shares of the Fund. The Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Value, Small Cap Growth, Mid Cap Value Fund, Mid Cap Growth Fund, Global Securities Fund, International Stock Fund, Target Allocation Funds, and Target Date Funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective funds.

 Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

 5. SECURITIES TRANSACTIONS

 For the year ended December 31, 2008, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                 U.S. GOVERNMENT SECURITIES          OTHER INVESTMENT SECURITIES
                                 --------------------------          ---------------------------
FUND                              PURCHASES          SALES            PURCHASES           SALES
----                              ---------          -----            ---------           -----
Conservative Allocation          $     -         $     -             $144,702,051   $ 73,124,404
Moderate Allocation                    -               -              296,070,944    177,061,778
Aggressive Allocation                  -               -               95,650,205     53,286,106
Bond                              44,571,909      71,956,827           25,333,090     45,018,983
High Income                            -               -               47,102,332     69,223,998
Diversified Income                2,586,186       49,858,122           71,904,265    120,869,594
Large Cap Value                        -               -              344,520,490    549,549,478
Large Cap Growth                       -               -              661,746,769    738,922,765
Mid Cap Value                          -               -              199,335,671    244,178,909
Mid Cap Growth                         -               -              303,688,155    343,889,894
Small Cap Value                        -               -                3,806,134      1,703,818
Small Cap Growth                       -               -                7,523,327      5,921,002
Global Securities                      -               -                6,415,166     10,582,727
International Stock                    -               -               52,314,937     78,808,278
Target Retirement 2020                 -               -               14,172,525      4,695,751
Target Retirement 2030                 -               -               12,928,775      3,050,198
Target Retirement 2040                 -               -               10,880,643      2,760,999

--------------------------------------------------------------------------------
128

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 6. FOREIGN SECURITIES

 Each fund may invest in foreign securities; provided, however, that the Money Market Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency. Foreign securities include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Swedish Depositary Receipts ("SDRs") and foreign money market securities. Dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

 Certain funds have reclaim receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statement of Assets and Liabilities. On a periodic basis, these receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

 7. SECURITIES LENDING

 Each fund, except the Target Allocation, Money Market, Small Cap Value, Small Cap Growth Funds, and Target Retirement Funds, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. At December 31, 2008, none of the funds had securities on loan.

 Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statement of Operations.

 The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

 8. TAX INFORMATION

 The tax character of distributions paid during the years ended December 31, 2008 and 2007 was as follows:

                                        ORDINARY INCOME                LONG-TERM CAPITAL GAIN
                                        ---------------                ----------------------
FUND                                   2008            2007           2008                2007
----                                   ----            ----           ----                ----
Conservative Allocation            $ 3,634,290     $ 1,348,767     $1,067,962        $    113,687
Moderate Allocation                  5,446,230       3,679,207      4,904,160             749,278
Aggressive Allocation                  709,922         867,381      2,663,564             934,096
Money Market                         2,036,267       5,113,441              -                   -
Bond                                29,315,915      26,026,147              -                   -
High Income                          9,037,895      10,814,779              -              66,885
Diversified Income                  23,213,706      26,878,629         534,313         17,277,727
Large Cap Value                     21,758,147      32,646,965         606,260        102,774,104
Large Cap Growth                     3,336,233       2,309,437       1,186,434         19,098,900
Mid Cap Value                        3,735,154      15,999,520         287,184         24,960,894
Mid Cap Growth                         241,829      11,966,315       3,840,199         25,622,244
Small Cap Value                         59,956         113,700               -                  -
Small Cap Growth                         1,347          47,600               -                  -
Global Securities                    2,360,900       2,704,422         481,988         15,749,330
International Stock                  3,262,701       5,895,088       5,318,477         15,739,772
Target Retirement 2020                 211,743          45,500          34,889                  -
Target Retirement 2030                 139,545          31,900          25,438                  -
Target Retirement 2040                  80,259          28,400          24,465                  -

--------------------------------------------------------------------------------

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

FUND                           ORDINARY INCOME        LONG-TERM CAPITAL GAIN       NET UNREALIZED DEPRECIATION
----                           ---------------        ----------------------       ---------------------------
Conservative Allocation            $240,488                    $-                         $ (24,371,024)
Moderate Allocation                 391,722                     -                           (76,212,998)
Aggressive Allocation                69,076                     -                           (31,021,229)
Bond                                592,302                     -                           (11,483,449)
High Income                         190,527                     -                           (18,209,203)
Diversified Income                  308,614                     -                           (49,866,454)
Large Cap Value                     362,466                     -                           (80,209,052)
Large Cap Growth                     29,904                     -                           (65,057,350)
Mid Cap Value                        12,168                     -                           (51,625,843)
Mid Cap Growth                        5,837                     -                          (101,921,418)
Small Cap Value                           -                     -                            (2,147,835)
Small Cap Growth                          -                     -                              (837,725)
Global Securities                    48,913                     -                           (22,146,005)
International Stock                  83,748                     -                           (21,439,687)
Target Retirement 2020               11,421                     -                            (2,773,739)
Target Retirement 2030               33,992                     -                            (2,660,810)
Target Retirement 2040               31,910                     -                            (2,118,412)

 For federal income tax purposes, the funds listed below have capital loss carryovers as of October 31, 2008, which are available to offet future capital gains, if any:

FUND                           2009     2010        2011        2012         2013        2014       2015         2016
----                           ----     ----        ----        ----         ----        ----       ----         ----
Conservative Allocation         $-   $        -   $      -   $        -   $        -   $      -   $      -   $ 2,991,644
Moderate Allocation              -            -          -            -            -          -          -    17,885,475
Aggressive Allocation            -            -          -            -            -          -          -     6,446,542
Bond                             -    1,857,702    104,606    1,560,242    1,445,891    816,322    228,563             -
High Income                      -            -          -           -            -           -    640,978    10,602,862
Diversified Income               -            -          -           -            -           -               16,470,805
Large Cap Value                  -            -          -           -            -           -          -    97,212,808
Large Cap Growth                 -            -          -           -            -           -          -    78,640,904
Mid Cap Value                    -            -          -           -            -           -          -    38,971,539
Mid Cap Growth                   -            -          -           -            -           -          -    21,456,972
Small Cap Value                  -            -          -           -            -           -          -       306,489
Small Cap Growth                 -            -          -           -            -           -          -       892,538
Global Securities                -            -          -           -            -           -          -       751,246
International Stock              -            -          -           -            -           -          -     1,823,628
Target Retirement 2030           -            -          -           -            -           -          -        40,540
Target Retirement 2040           -            -          -           -            -           -          -        28,331

 The Bond Fund utilized $926,841 of prior capital loss carryovers during the year ended December 31, 2008. The Bond Fund had $6,650,383 of capital loss carryovers expire as of December 31, 2008.

 After October 31, 2008, the following funds had capital and currency losses in the following amounts:

FUND                           POST-OCTOBER CAPITAL LOSS          POST-OCTOBER CURRENCY LOSSES
----                           -------------------------          ----------------------------
Moderate Allocation                   $10,697,947                             $-
Aggressive Allocation                   5,339,651                              -
High Income                             2,665,346                              -
Mid Cap Growth                         22,266,927                              -
Small Cap Value                            95,935                              -
Small Cap Growth                        1,418,579                              -
Global Securities                          65,564                              -
International Stock                     9,645,410                              -
Target Retirement 2020                    877,232                              -
Target Retirement 2030                    981,306                              -
Target Retirement 2040                  1,011,003                              -

 For federal income tax purposes, these amounts are deferred and deemed to have occurred in the next fiscal year.

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130

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 At December 31, 2008, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

FUND                             APPRECIATION          DEPRECIATION                NET
----                             ------------          ------------                ---
Conservative Allocation          $   855,690          $ (25,226,714)         $ (24,371,024)
Moderate Allocation                1,041,620            (77,254,618)           (76,212,998)
Aggressive Allocation                180,581            (31,201,810)           (31,021,229)
Bond                              28,105,587            (39,589,036)           (11,483,449)
High Income                          149,698            (18,358,901)           (18,209,203)
Diversified Income                17,519,472            (67,385,928)           (49,866,456)
Large Cap Value                   78,679,881           (158,888,961)           (80,209,080)
Large Cap Growth                  16,553,029            (81,610,379)           (65,057,350)
Mid Cap Value                      6,452,429            (58,078,272)           (51,625,843)
Mid Cap Growth                     2,481,622           (104,403,040)          (101,921,418)
Small Cap Value                      196,763             (2,344,598)            (2,147,835)
Small Cap Growth                     214,698             (1,052,423)              (837,725)
Global Securities                    271,504            (22,416,155)           (22,144,651)
International Stock                3,266,262            (24,704,593)           (21,438,331)
Target Retirement 2020                25,526             (2,799,265)            (2,773,739)
Target Retirement 2030                13,070             (2,673,880)            (2,660,810)
Target Retirement 2040                13,686             (2,132,098)            (2,118,412)

 The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

 9. CONCENTRATION OF RISK

 Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves certain risks, other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Mid Cap Growth Fund, International Stock Fund, and the Global Securities Fund enter into these contracts primarily to protect these funds from adverse currency movements.

 Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

 The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high yield securities.

 The Target Allocation Funds and Target Date Funds are fund of funds, meaning that they invest primarily in the shares of other registered investment companies (the "underlying funds"), including ETFs. Thus, each fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, these funds are subject to the risks of the underlying funds in direct proportion to the allocation of their respective assets among the underlying funds.

 Additionally, the Target Allocation Funds and Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the fund(s) selected to fulfill a particular asset class under performs their

--------------------------------------------------------------------------------

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 peer. Asset allocation risk is the risk that the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

 10. CAPITAL SHARES AND AFFILIATED OWNERSHIP

 All capital shares outstanding at December 31, 2008, are owned by separate investment accounts and/or pension plans of CUNA Mutual Insurance Society and by CUNA Mutual Insurance Society. The fair value of investments in the Funds by affiliates were as follows:

                            CUNA MUTUAL
                             INSURANCE
FUND                          SOCIETY
----                          -------
Small Cap Value              $3,364,682
Small Cap Growth              2,836,997
Global Securities             8,495,328
Target Retirement 2020          634,270
Target Retirement 2030          600,966
Target Retirement 2040          566,802

 The Target Allocation Funds and Target Date Funds invest in underlying funds, of which certain underlying funds (the "affiliated underlying funds"), may be deemed to be under common control because of the same Board of Trustees. The MEMBERS Mutual Funds audited financial statements for the fiscal year ended October 31, 2008 are available at no cost on the Securities and Exchange Commission's website at www.sec.gov, by calling 1-800-877-6089 or by visiting the MEMBERS Mutual Funds' website at www.membersfunds.com. A summary of the transactions with each affiliated underlying fund during the year ended December 31, 2008 follows:

                                  BALANCE OF                           BALANCE OF
                                    SHARES                              SHARES
                                    HELD AT       GROSS       GROSS     HELD AT        VALUE AT      REALIZED      DISTRIBUTIONS
FUND/UNDERLYING FUND              12/31/2007    ADDITIONS     SALES    12/31/2008     12/31/2008    GAIN (LOSS)     RECEIVED(2)
--------------------              ----------    ---------     -----    ----------     ----------    -----------    -------------
CONSERVATIVE ALLOCATION FUND
MEMBERS Bond
  Fund Class Y                      783,968     2,912,370    161,955    3,534,383    $35,379,173  $   (17,007)      $  817,267
MEMBERS High Income
  Fund Class Y                      442,983     1,897,350    227,464    2,112,869     11,747,551     (210,980)         860,681
MEMBERS International Stock
  Fund Class Y                      232,656     1,156,592     79,826    1,309,422     10,763,450     (438,576)         493,112
MEMBERS Large Cap Growth
  Fund Class Y                      429,426       918,588    381,374      966,640     10,101,384     (642,470)          40,429
MEMBERS Large Cap Value
  Fund Class Y                      356,568       591,521    209,553      738,536      7,230,266     (684,984)         177,641
MEMBERS Mid Cap Growth
  Fund Class Y(1)                   332,237       512,592    844,829            -              -     (431,040)               -
--------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                               $75,221,824  $(2,425,057)      $2,389,130

-------------------------------------------
(1) Non-income producing.
(2) Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

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132

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 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                  BALANCE OF                           BALANCE OF
                                    SHARES                              SHARES
                                    HELD AT       GROSS       GROSS     HELD AT        VALUE AT      REALIZED      DISTRIBUTIONS
FUND/UNDERLYING FUND              12/31/2007    ADDITIONS     SALES    12/31/2008     12/31/2008    GAIN (LOSS)     RECEIVED(2)
--------------------              ----------    ---------     -----    ----------     ----------    -----------    -------------
MODERATE ALLOCATION FUND
MEMBERS Bond
  Fund Class Y                     2,289,768    2,202,007     288,060   4,203,715   $ 42,079,187    $    16,491       $1,207,172
MEMBERS High Income
  Fund Class Y                     2,074,418    2,519,641     849,930   3,744,129     20,817,355       (535,764)       1,148,025
MEMBERS International Stock
  Fund Class Y                       980,110    3,619,256      67,306   4,532,060     37,253,534       (435,312)       1,700,982
MEMBERS Large Cap Growth
  Fund Class Y                     1,451,664    1,637,669     473,209   2,616,124     27,338,491       (998,655)         109,016
MEMBERS Large Cap Value
  Fund Class Y                     1,128,103    1,476,462     469,156   2,135,409     20,905,657     (1,057,718)         512,131
MEMBERS Mid Cap Growth
  Fund Class Y(1)                  2,378,051    1,155,727   1,835,713   1,698,065      6,248,878     (1,336,743)               -
MEMBERS Mid Cap Value
  Fund Class Y(1)                    803,589       41,777     845,366           -              -     (2,051,836)               -
MEMBERS Small Cap Growth
  Fund Class Y(1)                    952,968      565,808     455,014   1,063,762      5,999,620       (795,833)               -
MEMBERS Small Cap Value
  Fund Class Y                       799,549      179,234      20,075     958,708      6,557,561        (56,916)          57,921
--------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                              $167,200,283    $(7,252,286)      $4,735,247

                                  BALANCE OF                           BALANCE OF
                                    SHARES                              SHARES
                                    HELD AT       GROSS       GROSS     HELD AT        VALUE AT      REALIZED      DISTRIBUTIONS
FUND/UNDERLYING FUND              12/31/2007    ADDITIONS     SALES    12/31/2008     12/31/2008    GAIN (LOSS)     RECEIVED(2)
--------------------              ----------    ---------     -----    ----------     ----------    -----------    -------------
AGGRESSIVE ALLOCATION FUND
MEMBERS Bond
  Fund Class Y                            -       261,024          -      261,024    $ 2,612,846    $         -         $  9,851
MEMBERS High Income
  Fund Class Y                            -       646,053          -      646,053      3,592,055              -           38,904
MEMBERS International Stock
  Fund Class Y                      604,290     1,185,346     39,654    1,749,982     14,384,856       (227,440)         657,917
MEMBERS Large Cap Growth
  Fund Class Y                      579,685       573,333    159,583      993,435     10,381,392       (329,022)          41,469
MEMBERS Large Cap Value
  Fund Class Y                      395,801       457,784    199,626      653,959      6,402,258       (402,289)         157,019
MEMBERS Mid Cap Growth
  Fund Class Y(1)                 1,035,046       710,982    631,111    1,114,917      4,102,894       (480,704)               -
MEMBERS Mid Cap Value
  Fund Class Y(1)                   467,396        43,567    510,963            -              -     (1,185,526)               -
MEMBERS Small Cap Growth
 Fund Class Y(1)                    480,388       346,089    273,705      552,772      3,117,633       (396,500)               -
MEMBERS Small Cap Value
  Fund Class Y                      510,214       108,647     63,466      555,395      3,798,901        (73,722)          33,646
--------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                               $48,392,835    $(3,095,203)        $938,806

-------------------------------------------
(1) Non-income producing.
(2) Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

--------------------------------------------------------------------------------

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                  BALANCE OF                           BALANCE OF
                                    SHARES                              SHARES
                                    HELD AT       GROSS       GROSS     HELD AT        VALUE AT      REALIZED      DISTRIBUTIONS
FUND/UNDERLYING FUND              12/31/2007    ADDITIONS     SALES    12/31/2008     12/31/2008    GAIN (LOSS)     RECEIVED(2)
--------------------              ----------    ---------     -----    ----------     ----------    -----------    -------------
TARGET RETIREMENT 2020 FUND
MEMBERS Bond
  Fund Class Y                           -        59,602      1,383        58,219     $  582,771      $       5       $  3,199
MEMBERS High Income
  Fund Class Y                      32,366       166,474     55,369       143,471        797,702        (63,895)        52,969
MEMBERS International Stock
  Fund Class Y                           -       100,393      2,233        98,160        806,872         (1,592)        37,062
MEMBERS Large Cap Growth
  Fund Class Y                      15,046       102,181     19,052        98,175      1,025,925        (78,276)         4,117
MEMBERS Large Cap Value
  Fund Class Y                      15,694        72,594     18,460        69,828        683,613        (76,385)        16,848
MEMBERS Mid Cap Growth
  Fund Class Y(1)                   14,090        72,263     86,353             -              -       (178,734)             -
MEMBERS Small Cap Value
  Fund Class Y                           -        45,226      1,084        44,142        301,934           (765)         2,685
--------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                                $4,198,817      $(399,642)      $116,880

                                  BALANCE OF                           BALANCE OF
                                    SHARES                              SHARES
                                    HELD AT       GROSS       GROSS     HELD AT        VALUE AT      REALIZED      DISTRIBUTIONS
FUND/UNDERLYING FUND              12/31/2007    ADDITIONS     SALES    12/31/2008     12/31/2008    GAIN (LOSS)     RECEIVED(2)
--------------------              ----------    ---------     -----    ----------     ----------    -----------    -------------
TARGET RETIREMENT 2030 FUND
MEMBERS Bond
  Fund Class Y                             -       26,007       221       25,786      $  258,120      $       2       $  1,460
MEMBERS High Income
  Fund Class Y                        15,275      117,454    29,862      102,867         571,942        (36,612)        38,868
MEMBERS International Stock
  Fund Class Y                             -      106,337       957      105,380         866,221           (968)        39,405
MEMBERS Large Cap Growth
  Fund Class Y                         9,106       90,159     8,413       90,852         949,399        (36,182)         3,771
MEMBERS Large Cap Value
  Fund Class Y                         9,430       65,298     9,938       64,790         634,292        (45,453)        15,474
MEMBERS Mid Cap Growth
  Fund Class Y(1)                     10,604       79,938    90,542            -               -       (201,444)             -
MEMBERS Small Cap Growth
  Fund Class Y(1)                      4,281       32,309    36,590            -               -       (120,717)             -
MEMBERS Small Cap Value
  Fund Class Y                             -       47,902       461       47,441         324,496           (491)         2,857
--------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                                $3,604,470      $(441,865)      $101,835

-------------------------------------------
(1) Non-income producing.
(2) Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

--------------------------------------------------------------------------------
134

================================================================================
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                  BALANCE OF                           BALANCE OF
                                    SHARES                              SHARES
                                    HELD AT       GROSS       GROSS     HELD AT        VALUE AT      REALIZED      DISTRIBUTIONS
FUND/UNDERLYING FUND              12/31/2007    ADDITIONS     SALES    12/31/2008     12/31/2008    GAIN (LOSS)     RECEIVED(2)
--------------------              ----------    ---------     -----    ----------     ----------    -----------    -------------
TARGET RETIREMENT 2040 FUND
MEMBERS Bond
  Fund Class Y                           -        27,589        307      27,282       $  273,089     $       5        $ 1,459
MEMBERS High Income
  Fund Class Y                       6,898        47,717     54,615           -                -       (61,478)        13,958
MEMBERS International Stock
  Fund Class Y                           -        93,027      1,047      91,980          756,076          (692)        34,224
MEMBERS Large Cap Growth
  Fund Class Y                       7,192        75,720     10,314      72,598          758,646       (53,313)         2,998
MEMBERS Large Cap Value
  Fund Class Y                       7,364        54,911     10,590      51,685          505,993       (53,056)        12,280
MEMBERS Mid Cap Growth
  Fund Class Y(1)                   11,590        88,999    100,589           -                -      (236,537)             -
MEMBERS Small Cap Growth
  Fund Class Y(1)                    4,454        34,286     38,740           -                -      (126,204)             -
MEMBERS Small Cap Value
  Fund Class Y                           -        43,068        520      42,548          291,029          (433)         2,549
--------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                                $2,584,833     $(531,708)       $67,468

-------------------------------------------
(1) Non-income producing.
(2) Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

--------------------------------------------------------------------------------

================================================================================
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

 To the Shareholders and Board of Trustees of Ultra Series Fund:

 We have audited the accompanying statements of assets and liabilities, including the portfolio of Ultra Series Fund comprising the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, Global Securities Fund, International Stock Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, and Target Retirement 2040 Fund (collectively, the "Funds") as of December 31, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the Funds as of December 31, 2008, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

 /s/  DELOITTE & TOUCHE LLP

 Chicago, Illinois
 February 19, 2009

--------------------------------------------------------------------------------
136

================================================================================
 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

 FUND EXPENSES PAID BY SHAREHOLDERS

 As a shareholder of the Funds, you pay no transaction costs, but do incur ongoing costs which include management fees; disinterested trustee fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

 The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended December 31, 2008. Expenses paid during the period in the table below are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half fiscal year period).

 ACTUAL EXPENSES

 The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Actual" to estimate the expenses you paid on your account during this period.

 HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

 The table also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

                                                                          ACTUAL                        HYPOTHETICAL
                                                                --------------------------        -------------------------
                                                                                  EXPENSES                         EXPENSES
                                BEGINNING         ANNUAL           ENDING           PAID            ENDING           PAID
                                 ACCOUNT         EXPENSE          ACCOUNT          DURING          ACCOUNT          DURING
FUND                              VALUE           RATIO            VALUE           PERIOD           VALUE           PERIOD
----                              -----           -----            -----           ------           -----           ------
Conservative Allocation          $1,000           0.31%         $  843.00          $1.44          $1,023.58         $1.58
Moderate Allocation               1,000           0.31%            736.50           1.35           1,023.58          1.58
Aggressive Allocation             1,000           0.32%            640.00           1.32           1,023.53          1.63
Money Market                      1,000           0.46%          1,006.50           2.32           1,022.82          2.34
Bond                              1,000           0.56%          1,018.80           2.84           1,022.32          2.85
High Income                       1,000           0.77%            859.40           3.60           1,021.27          3.91
Diversified Income                1,000           0.72%            928.50           3.49           1,021.52          3.66
Large Cap Value                   1,000           0.62%            737.30           2.71           1,022.02          3.15
Large Cap Growth                  1,000           0.82%            682.50           3.47           1,021.01          4.17
Mid Cap Value                     1,000           1.02%            691.60           4.34           1,020.01          5.18
Mid Cap Growth                    1,000           0.87%            572.40           3.44           1,020.76          4.42
Small Cap Value                   1,000           1.12%            780.80           5.01           1,019.51          5.69
Small Cap Growth                  1,000           1.12%            621.10           4.56           1,019.51          5.69
Global Securities                 1,000           0.97%            725.80           4.21           1,020.26          4.93
International Stock               1,000           1.23%            696.50           5.25           1,018.95          6.24
Target Retirement 2020            1,000           0.40%            688.30           1.70           1,023.13          2.03
Target Retirement 2020            1,000           0.40%            663.90           1.67           1,023.13          2.03
Target Retirement 2020            1,000           0.40%            633.30           1.64           1,023.13          2.03

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the funds. The information provided in the hypothetical example table is useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

--------------------------------------------------------------------------------

================================================================================
 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

 AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

 The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

 PROXY VOTING POLICIES, PROCEDURES AND RECORDS

 A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC's website at www.sec.gov or by calling CUNA Mutual Insurance Society at 1-800-798-5500. The proxy voting records for the Trust for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC's website at www.sec.gov.

 BOARD APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

 Under the Investment Company Act of 1940, as amended (the "Act"), each mutual fund's investment advisory agreement, and any subadvisory agreement, must be approved at least annually by the fund's board of trustees, including a majority of the trustees who are not "interested persons" under the Act (the "independent trustees").

 The board of trustees (the "Board") of Ultra Series Fund (the "Trust") reviews the performance of each series of the Trust (each, a "Fund" and collectively, the "Funds") and the investment adviser and subadviser of each Fund at each regular board meeting, including appropriate comparative information. At these meetings, the Board also receives updates concerning the investment strategies being pursued by the Funds, changes in the Funds' investment processes and portfolio management personnel, the expenses incurred by the Funds, and various other matters which may impact the Funds' performance and that of the Funds' investment adviser and subadvisers.

 In addition, the Board considers whether to approve the continuation of the Funds' investment advisory and subadvisory agreements at an in-person meeting held near the end of each year. The most recent such meeting was held December 4-5, 2008.

 Before the December 2008 meeting, the Board asked the Funds' investment adviser and subadvisers to provide written information addressing factors to be considered by the Board in deciding whether or not to approve the agreements. In addition, counsel to the independent trustees provided the Board with a memorandum reviewing its duties under the Act with respect to approval of the agreements. Before the December 2008 meeting, the Board and counsel also asked the investment adviser and subadvisers to expand upon certain of the written information they had provided, and they held a conference call with representatives of the investment adviser to discuss the information provided.

 At the December 2008 meeting, representatives of the investment adviser reviewed the written information it had provided and responded to further questions from the Board concerning this information and related matters. In addition, at this meeting, representatives of each subadviser made presentations and responded to follow-up questions from the Board. After these presentations and discussions, the Board (including a majority of independent trustees) unanimously approved the investment advisory agreement and each subadvisory agreement. In determining to approve these agreements, the Board considered the following factors and reached the following conclusions:

 NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISER AND
 SUBADVISERS: The Board received and considered a variety of information pertaining to the nature, extent and quality of the services provided by the investment adviser and subadvisers. This information generally included the professional qualifications and experience of the portfolio management teams for each Fund; the portfolio management processes utilized by these teams; the organization, resources and research capabilities of the investment management companies of which these teams are a part; and the investment adviser's and subadvisers' compliance, regulatory and litigation experience, their portfolio transaction execution and soft dollar policies and practices, and their policies and procedures for allocating transactions among accounts. In particular, the Board discussed with the investment adviser and each subadviser the status of the firm's financial condition and future expectations for any expense and/or staff reductions in consideration of recent market events. After reviewing this information and discussing it with representatives of the investment adviser and subadvisers, the Board concluded that it was generally satisfied with the nature, extent and quality of the services provided by the investment adviser and subadvisers.

--------------------------------------------------------------------------------
138

================================================================================
 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT PERFORMANCE OF THE FUNDS AND THEIR INVESTMENT ADVISER AND
 SUBADVISERS: As noted above, the Board reviews the performance of the Funds and their investment adviser and subadvisers at each regular Board meeting held throughout the year. In addition, at the December 2008 meeting, the Board reviewed recent performance of the Funds compared to (i) the performance of their respective unmanaged market benchmark indices and (ii) the performance of their respective Morningstar peer groups adjusted for fund structure and size. The Board also considered written discussions the investment adviser and, in the case of the subadvised Funds, the subadviser provided to it regarding the major elements of each Fund's investment strategy that contributed positively or negatively to the Fund's performance during the preceding year as well as expectations for the next year.

 Among other things, the Board noted that seven Funds outperformed and an additional five Funds ranked at or just below the median of their respective Morningstar peer group for the 12 months ended September 30, 2008. In addition, the Board noted that of the remaining six Funds, (i) three had only been in existence for one year, (ii) two had shown recent improvement and (iii) the remaining Fund outperformed its benchmark index for the 12 months ended September 30, 2008.

 Based on the foregoing reviews, the Board concluded that it was comfortable with the Funds' performance or with the steps which the investment adviser or subadviser is taking to improve performance. The Board also determined that it will monitor the progress of the lower performing Funds during the coming year.

 COST OF SERVICES PROVIDED AND PROFITABILITY: At the December 2008 meeting, the Board reviewed written information prepared by the Funds' investment adviser setting forth, on a fund-by-fund basis, the investment adviser's pre-tax profitability under its investment advisory agreement with the Funds for the year ended September 30, 2008. In the course of its review, the Board noted that some of the Funds were operated at a loss to the investment adviser. With respect to the other Funds, the Board noted that the pre-tax margins reported by the investment adviser appeared reasonable and were substantially lower than the margins which have been upheld in reported judicial decisions concerning investment advisory fees.

 The Board also considered how each Fund's total expense ratio compares to those of the other funds in its Morningstar peer group. Because the Funds are so-called "unitary fee" funds, which pay a single fee covering both investment advisory and most other administrative services, the Board did not consider comparative Morningstar data pertaining to investment advisory fees standing alone. The Board noted that ten Funds' total expense ratio ranked in the third quintile or better compared to their respective Morningstar peer groups, with the remaining eight Funds ranked below the third quintile. Six of those lower ranking Funds were Funds that invested in other mutual funds. To that extent, it was unclear whether the Morningstar peer groups reported fees at both the fund and underlying fund level, as the Funds did.

 The Board considered that the investment adviser manages certain other mutual funds with similar investment objectives or principal investment strategies as the Funds for a lower management fee. However, as noted above, the Funds' management fee includes most of the Funds' administrative expenses while the management fee charged to the other mutual funds includes only investment advisory services. The Board also noted that the investment adviser, not the Funds, pays the subadvisers' fees.

 The Board noted that to the extent a Fund invests in other mutual funds also managed by the investment adviser, the investment adviser receives investment advisory fees from both the Fund and the underlying mutual fund. The Board was satisfied in this regard that the investment adviser provides separate services to each of the Fund and the underlying mutual fund in exchange for the fees received from it.

 Based on all this information, the Board concluded that the management fees and total expenses borne by the Funds are reasonable in relation to the services provided, and that the investment adviser's level of profitability from its investment advisory agreement with the Funds is well within reason.

 ECONOMIES OF SCALE: The investment adviser provided the Board with information concerning how large a Fund must be before the investment adviser begins to realize economies of scale under its management agreement. The investment adviser also noted that under its unitary fee agreement, economies of scale can change from year to year as the amounts charged by third-party service providers and borne by the investment adviser change. In addition, the investment adviser noted that the larger Funds' total expense ratios generally rank well in their Morningstar peer groups. Accordingly, the investment adviser did not recommend the institution of breakpoints in the Funds' management fee schedules at this time. The Board, taking these factors into account, determined not to pursue breakpoints for the Funds at this time.

 OTHER BENEFITS TO THE INVESTMENT ADVISER AND SUBADVISERS FROM THEIR RELATIONSHIPS WITH THE FUNDS: The Board also considered the nature and extent of other benefits that may flow to the investment adviser and subadvisers from their

--------------------------------------------------------------------------------

================================================================================
 OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

 relationships with the Funds. As discussed above, the Board noted that with respect to a Fund that invests in other mutual funds managed by the investment adviser, the investment adviser receives fees from both the Fund and the underlying mutual fund. However, the Board was satisfied that the investment adviser provides separate services for the two layers of fees paid in such instances.

 The Board also noted that the investment adviser and some subadvisers execute a portion of the Funds' portfolio transactions on a "soft dollar" basis, pursuant to which the investment adviser and subadvisers receive research services from or through the executing brokers. In connection with each regular Board meeting, the Board reviews a third-party evaluation of the quality of execution of the portfolio transactions executed by the investment adviser on behalf of the Funds. The Board noted that these evaluations generally have indicated that the quality of the Funds' executions compares favorably with that of other mutual funds. The Board also noted that the reported execution and soft dollar benefits received by the subadvisers were reasonable in light of the transactions each subadviser executes on behalf of the Funds.

 Finally, the Board noted the investment adviser's and the subadvisers' representations that they seek to achieve "best execution" in executing all of the Funds' portfolio transactions, and that their soft dollar practices comply with applicable law. Based on these reviews, the Board was satisfied with the quality of execution of the Funds' portfolio transactions, and it did not believe the soft dollar benefits received by the investment adviser and subadvisers were excessive.

 Based on the foregoing information, the Board concluded that while additional benefits flow to the investment adviser and subadvisers from their relationships with the Funds, the nature and extent of these additional benefits are not unreasonable when considered in the context of the overall services provided to, and fees received from, the Funds by these entities.

 Board Conclusion: After taking the foregoing information and the other information provided by the investment adviser and subadvisers into account, the Board (including a majority of independent trustees), acting in the exercise of its business judgment, unanimously approved the continuation of the investment advisory agreement and the subadvisory agreements. In doing so, the Board did not assign specific weights to the various factors considered, nor did it deem any one factor or set of factors to be decisive. Instead, it considered the total mix of information provided to it in reaching its decisions.

--------------------------------------------------------------------------------
140

================================================================================
 TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

Each trustee and officer oversees 32 portfolios in the fund complex, which consists of the Ultra Series Fund with 18 portfolios and the MEMBERS Mutual Funds with 14 portfolios. The address of each trustee and officer is 5910 Mineral Point Road, Madison WI 53705. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC's website at www.sec.gov or by calling CUNA Mutual Insurance Society at 1-800-798-5500.

NAME;
POSITION(S) HELD WITH THE FUND &               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
YEAR ELECTED(1); YEAR OF BIRTH                 OTHER OUTSIDE DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
Rolf F. Bjelland, CLU                          MEMBERS Mutual Funds: Chairman (since 2006) and Trustee
Chairman (2006)                                (since 2003); Lutheran Brotherhood Mutual Funds: Chairman and
Trustee (2003)                                 President (1983-2002); Lutheran Brotherhood (now Thrivent Financial):
1938                                           Chief Investment Officer (1983-2002).
                                               Other Directorships: Regis Corp. (since 1982).
---------------------------------------------------------------------------------------------------------------------------------
Linda S. Foltz, CPA                            MEMBERS Mutual Funds: Trustee (since 2006); Dougherty Consulting,
Trustee (2006)                                 LLC: President/Owner (since 2005); Direct Supply, Inc.: Executive Vice
1950                                           President of Corporate Development and Chief Financial Officer
                                               (1988-2005).
                                               Other Directorships: Direct Supply, Inc. (since 2003).
---------------------------------------------------------------------------------------------------------------------------------
Steven P. Riege                                MEMBERS Mutual Funds: Trustee (since 2005); The Rgroup:
Trustee (2005)                                 Owner/President (since 2001); Robert W. Baird & Company: Senior
1954                                           Vice President Marketing and Vice President Human Resources (1986-2001).
                                               Other Directorships: None
---------------------------------------------------------------------------------------------------------------------------------
Richard E. Struthers                           MEMBERS Mutual Funds: Trustee (since 2004); Clearwater Capital
Trustee (2004)                                 Management: Chairman and Chief Executive Officer (since 1998); Park
1952                                           Nicollet Health Services: Director (since 2001) and Chairman, Finance and Investment Committee (since 2006); IAI Mutual Funds:
                                               President and Director (1992-1997). Other Directorships: Park Nicollet
                                               Health Services (since 2001) and Micro Component Technology, Inc.
                                               (since 2008).
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
David P. Marks, CFA                            CUNA Mutual Insurance Society: Chief Investment Officer (since 2005); MEMBERS
Trustee, President &                           Capital Advisors, Inc.: President (since 2005); CUNA Mutual Life Insurance
Principal Executive Officer (2006)             Company: Chief Investment Officer (2005-2007); MEMBERS Mutual Funds: Trustee,
1947                                           President, and Principal Executive Officer (since 2006); Citigroup Insurance
                                               Investors: Chief Investment Officer (2004-2005); CIGNA Investments: Chief
                                               Investment Officer, (2002-2004); Green Mountain Partners: Partner (2001-2002);
                                               Allianz Investments: Chief Investment Officer (1991-2001).
                                               Other Directorships: CBRE Realty Finance (since 2005).
---------------------------------------------------------------------------------------------------------------------------------
Scott R. Powell, CFA                           MEMBERS Capital Advisors, Inc: Managing Director-Common Stock and
Vice President (2008)                          MAP (since 2008); Managing Director-Managed Accounts and Mutual
1962                                           Funds (2006-2008); MEMBERS Mutual Funds: Vice President (since 2008);
                                               Virchow Krause Wealth Management, LLC: Partner, Managing Director,
                                               (2003-2006); Jacobus Wealth Management, Inc.: (2001-2003).
---------------------------------------------------------------------------------------------------------------------------------
Timothy S. Halevan                             MEMBERS Capital Advisors, Inc.: Vice President and Chief Compliance Officer
Chief Compliance Officer (2009)                (since 2009); CUNA Brokerage Services, Inc.: Vice President, Chief Compliance
1961                                           Officer (since 2001); MEMBERS Mutual Funds: Chief Compliance Officer
                                               (since 2009).
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
 TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

NAME;
POSITION(S) HELD WITH THE FUND &               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
YEAR ELECTED(1); YEAR OF BIRTH                 OTHER OUTSIDE DIRECTORSHIPS
=================================================================================================================================
INTERESTED TRUSTEES AND OFFICERS (CONTINUED)
=================================================================================================================================
Holly S. Baggot                                MEMBERS Capital Advisors, Inc.: Director, Mutual Funds (since July 2008);
Secretary (1999) Treasurer                     Director, Mutual Fund Operations, (2006-2008), Operations Officer-Mutual Funds
and Principal Financial Officer(2008)          (2005-2006), Senior Manager-Product and Fund Operations (2001-2005);
Assistant Treasurer (1999-2007)                MEMBERS Mutual Funds: Treasurer and Principal Financial Officer (since 2008);
1960                                           Secretary (since 1999), and Assistant Treasurer (1997-2007).
---------------------------------------------------------------------------------------------------------------------------------
Dan P. Owens                                   MEMBERS Capital Advisors, Inc.: Director, Investment Operations, (since
Assistant Treasurer (2000)                     June 2006), Investment Operations Officer (2005-2006), and Senior Manager-
1966                                           Portfolio Operations (2001-2005); MEMBERS  Mutual Funds: Assistant
                                               Treasurer (since 2000).
---------------------------------------------------------------------------------------------------------------------------------
Cheryl R. Gilge                                MEMBERS Capital Advisors, Inc.: Operations Associate, Mutual Fund
Assistant Treasurer (2009)                     Administration (since 2007), Fund Administration Analyst (2005-2007),
1975                                           Investment Support Manager (1999-2005); MEMBERS Mutual Funds:
                                               Assistant Treasurer (since 2009).
---------------------------------------------------------------------------------------------------------------------------------

(1) The board of trustees adopted term limits authorizing each independent trustee to serve in such capacity until reaching the age of 75.

--------------------------------------------------------------------------------
142

 [LOGO OF CUNA MUTUAL GROUP](R) CUNA MUTUAL GROUP
-------------------------------------------------

           CUNA Mutual Insurance Society
                 2000 Heritage Way
                 Waverly, IA 50677

Form 1965-0209

 [LOGO OF CUNA MUTUAL GROUP](R) CUNA MUTUAL GROUP         ----------------------
-------------------------------------------------           Presorted Standard
                                                               U.S. Postage
           CUNA Mutual Insurance Society                           PAID
                 2000 Heritage Way                           Carol Stream, IL
                 Waverly, IA 50677                             Permit No. 1
                                                          ----------------------

Form 1965-0209

ITEM 2. CODE OF ETHICS.

As of the period ended December 31, 2008, Ultra Series Fund (also referred to herein as the "Registrant" or the "Trust") has adopted a code of ethics ("Code") that applies to the Trust's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code was amended effective August 21, 2008 which included administrative changes as well as a change in the Principal Financial Officer. The new Principal Financial Officer is Holly S. Baggot. A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that the Registrant has four audit committee financial experts serving on its Audit Committee. The names of the audit committee financial experts are Richard E. Struthers, Linda S. Foltz, Rolf F. Bjelland and Steven P. Riege, each of whom is an "independent" trustee for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)    Audit Fees
       ----------

       For the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees for professional services rendered by Deloitte & Touche LLP ("Deloitte & Touche"), the Trust's independent public accountant, for the audit of the Trust's annual financial statements and services normally provided by such firm in connection with statutory and regulatory filings and engagements for such fiscal years, totaled $238,350 and $221,120, respectively.

(b)    Audit Related Fees
       ------------------

       For the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees for professional services rendered by Deloitte & Touche for assurance and related services by such firm that were reasonably related to the performance of the audit of the Trust's annual financial statements other than those referenced in paragraph (a) above, totaled totaled $0 and $0, respectively.

(c)    Tax Fees
       --------

       For the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years, totaled $51,795 and $8,700, respectively.

       Included in the scope of services comprising the fees disclosed under this Item 4(c) were the following services for the fiscal year ended December 31, 2008: Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC and the Return of Excise Tax on Undistributed Income of Regulated

       Investment Companies, Form 8613;and for the fiscal year ended December 31, 2007: review and sign as signature preparer the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613 for the International Stock, High Income, Global Securities and Mid Cap Growth Funds.

(d)    All Other Fees
       --------------

       For the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees for professional services rendered by Deloitte & Touche for products and services other than those reported in subparagraphs (a) through (c) of this Item 4, for such fiscal years, totaled $0 and $0, respectively.

(e)(1) Pursuant to Rule 2-01(c)(7) of Regulation S-X, the Registrant's Audit Committee has established pre-approval policies and procedures with respect to audit, audit-related, tax, and other non-audit services. In accordance with these policies, certain services have received the Audit Committee's general pre-approval, while other services must be specifically pre-approved.

(e)(2) The Audit Committee has pre-approved, as required by Rule
       2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f)    Not applicable.

(g) During the Trust's fiscal years ended December 31, 2008 and December 31, 2007, the aggregate non-audit fees billed by Deloitte & Touche for services rendered to the Trust (other than as already disclosed above) and to MEMBERS Capital Advisors, Inc. ("MCA"), the Trust's investment adviser, and to any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the Trust, totaled $0 and $0, respectively.

(h) The Trust's Audit Committee has considered the provision of the non-audit services that were rendered to MCA, and any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph Rule 2-01(c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte & Touche's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule I - Investments in Securities of Unaffiliated Issuers as of December 31, 2008 is included as part of the report to shareholders filed under Item 1 hereto.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The President and Treasurer of the Registrant have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

   (b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

   (a)(1) Sarbanes-Oxley Code of Ethics dated August 21, 2008 for period ended December 31, 2008, is filed herewith.

   (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, are filed herewith.

   (a)(3) Not applicable.

   (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, are furnished herewith.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ULTRA SERIES FUND

BY: /s/ David P. Marks
    ------------------
     David P. Marks
     President

DATE: 2/25/09
      -------

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

BY: /s/ David P. Marks
    ------------------
     David P. Marks
     President, Ultra Series Fund

DATE: 2/25/09
      -------

BY: /s/ Holly S. Baggot
    -------------------
     Holly S. Baggot
     Treasurer, Ultra Series Fund

DATE: 2/25/09
      -------

                                  EXHIBIT INDEX

12(a)(1) Sarbanes-Oxley Code of Ethics dated August 21, 2008 for period ended
         December 31, 2008, is filed herewith.

12(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of
         2002, are filed herewith.

(a)(3)   Not applicable.

12(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, are furnished herewith.